Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2012	Feb. 25, 2013	Jun. 30, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	MEMC ELECTRONIC MATERIALS INC
Entity Central Index Key	0000945436
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Document Type	10-K
Trading Symbol	wfr
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Common Stock, Shares Outstanding		231,325,319
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 500,296,911

Consolidated Statements of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net sales	$ 2,529.9	$ 2,715.5	$ 2,239.2
Cost of goods sold	2,194.3	2,420.6	1,902.1
Gross profit	335.6	294.9	337.1
Operating expenses:
Marketing and administration	306.2	352.8	267
Research and development	71.8	87.5	55.6
Goodwill impairment charges	0	440.5	0
Restructuring (Reversals) Charges	(83.5)	350.7	5.3
Gain on Receipt of Property Plant and Equipment	(31.7)	0	0
Long-lived asset impairment charges	19.6	367.9	0
Insurance recovery	(4)	(4)	(11.9)
Operating (loss) income	57.2	(1,300.5)	21.1
Non-operating expense (income):
Interest expense	135.3	77.2	29
Interest income	(3.6)	(4.5)	(5.5)
Decline (increase) in fair value of warrant	0.2	4.8	14
Other, net	6.8	6.1	(3.9)
Total non-operating expense (income)	138.7	83.6	33.6
Loss before income tax expense (benefit) and equity in (loss) earnings of joint ventures	(81.5)	(1,384.1)	(12.5)
Income tax expense (benefit)	64.9	73.1	(53.3)
(Loss) income before equity in earnings (loss) of joint venture	(146.4)	(1,457.2)	40.8
Equity in (loss) earnings of joint ventures, net of tax	(2.3)	(62.8)	7.2
Net (loss) income	(148.7)	(1,520)	48
Net Income (Loss) Attributable to Noncontrolling Interest	(1.9)	(16)	(13.6)
Net (loss) income attributable to MEMC stockholders	$ (150.6)	$ (1,536)	$ 34.4
Basic (loss) income per share (see Note 13)	$ (0.66)	$ (6.68)	$ 0.15
Diluted (loss) income per share (see Note 13)	$ (0.66)	$ (6.68)	$ 0.15

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 572.6	$ 585.8
Restricted cash	72.4	125.2
Accounts receivable, net	220.4	202.9
Inventories	247.8	321.8
Solar energy systems held for development and sale	133.8	373
Prepaid and other current assets	212.2	277.2
Total current assets	1,459.2	1,885.9
Investments	49.6	54.5
Property, plant and equipment, net:
Non-solar energy systems	1,213.1	1,253.7
Solar energy systems, including consolidated variable interest entities of $53.1 and $55.3 at December 31, 2012 and 2011, respectively	1,459.9	1,139.4
Deferred tax assets, net	0	44.8
Restricted cash	50.2	37.5
Other assets	355.4	316.6
Goodwill		0
Intangible assets, net	114.2	149.2
Total assets	4,701.6	4,881.6
Current liabilities:
Current portion of long-term debt and capital lease obligations	3.4	3.7
Short-term solar energy system debt and current portion of solar energy system debt, financings and capital leaseback obligations, including consolidated variable interest entities of $2.9 and $5.6 at December 31, 2012 and 2011, respectively	97.8	144.2
Accounts payable	477	694.6
Accrued liabilities	344.2	409
Contingent consideration related to acquisitions	23.1	71.6
Deferred revenue for solar energy systems	113.1	41.4
Customer and other deposits	77.2	72.4
Total current liabilities	1,135.8	1,436.9
Long-term debt and capital lease obligations, less current portion	758.7	567.7
Long-term solar energy system debt, financings and capital leaseback obligations, less current portion, including consolidated variable interest entities of $69.2 and $57.0 at December 31, 2012 and 2011, respectively	1,508.4	1,211.2
Pension and post-employment liabilities	52.7	69.4
Customer and other deposits	184.5	276.8
Deferred revenue for solar energy systems	146	157.4
Non solar energy systems deferred revenue	29.2	51.2
Other liabilities	208.9	326.1
Total liabilities	4,024.2	4,096.7
Redeemable noncontrolling interest, Carrying Amount	11.3	0
Stockholders' equity:
Preferred stock, $.01 par value, 50.0 shares authorized, none issued or outstanding at December 31, 2012 or 2011	0	0
Common stock, $.01 par value, 300.0 shares authorized, 241.9 and 241.3 issued at December 31, 2012 and 2011, respectively	2.4	2.4
Additional paid-in capital	647.7	621.7
Retained earnings	425.3	577.5
Accumulated other comprehensive (loss) income	(39.8)	(3.9)
Treasury stock, 10.6 and 10.5 shares at December 31, 2012 and 2011, respectively	(460.3)	(459.8)
Total MEMC stockholders' equity	575.3	737.9
Stockholders' Equity Attributable to Noncontrolling Interest	90.8	47
Total stockholders' equity	666.1	784.9
Total liabilities and stockholders' equity	$ 4,701.6	$ 4,881.6

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment - Solar energy systems, consolidated variable interest entities	$ 53.1	$ 55.3
Short-term solar energy system financing, current portion of solar energy system financing and capital lease obligations, consolidated variable interest entities	2.9	5.6
Long-term solar energy system financing and capital lease obligations, consolidated variable interest entities	$ 69.2	$ 57
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	50	50
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	300	300
Common stock, shares issued	241.9	241.3
Treasury stock, shares	10.6	10.5

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net (loss) income	$ (148.7)	$ (1,520)	$ 48
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	246.9	227.1	164.8
Goodwill impairment charges	0	440.5	0
Long-lived asset impairment charges	20	381.7	0
Investment impairments	3.6	78.9	0
Stock-based compensation	31.7	43.9	51.6
Deferred revenue recognized	(73.8)	(67.9)	(13.1)
Provision (benefit) for deferred taxes	10.5	60	(44.7)
Loss on supplier contracts	0	77.9	0
Change in contingent consideration for acquisitions	13.3	(25.2)	(3)
Other	12.9	6	(17.4)
Changes in operating assets and liabilities (net of effects from acquisitions)
Accounts receivable	(19.6)	73.6	(117.2)
Inventories	94.8	(108.2)	(65)
Solar energy systems held for sale and development	(72.4)	(167.5)	(158.5)
Income taxes receivable and payable	8.7	(16.5)	81.4
Prepaid and other current assets	5.6	27.8	(179)
Non solar energy system deferred revenue and customer deposits	(33.9)	109.5	48.4
Accounts payable and accrued liabilities	(343.7)	226.2	443.3
Deferred revenue for solar energy systems	121.5	123.4	78.8
Pension and post-employment liabilities	1.8	11	2.4
Other	(142.7)	2.5	26.8
Net cash (used in) provided by operating activities	(263.5)	(15.3)	347.6
Cash flows from investing activities:
Capital expenditures	(139)	(452.5)	(352)
Construction of solar energy systems	(346.9)	(598.1)	(280.1)
Cash payments for acquisitions, net of cash acquired	0	(164)	(73.5)
Proceeds from sale and maturities of investments	0	0	185
Proceeds from equity method investments	5.8	95.7	85.3
Purchases of cost and equity method investments	(47.8)	(50.4)	(18.8)
Cash received from net investment hedge	0	0	17.6
Receipts from (payments to) vendors for refundable deposits on long-term agreements and loans	8.6	(14.5)	(85)
Change in restricted cash	6.7	(123.8)	(1.8)
Proceeds from sale of property, plant and equipment	0	43.9	0
Other	0.1	0.8	1.5
Net cash used in investing activities	(512.5)	(1,262.9)	(521.8)
Cash flows from financing activities:
Proceeds from Issuance of Long-term Debt	196	550	0
Proceeds from solar energy system financing and capital lease obligations	904.2	1,071.2	364.4
Repayments of solar energy system financing and capital lease obligations	(246.2)	(266.5)	(61.1)
Net repayments of customer deposits related to long-term supply agreements	(24.4)	(57.7)	(31.3)
Principal payments on long-term debt	(3.6)	(3.7)	(4.8)
Cash paid for contingent consideration	(69.2)	(50.2)	0
Receipts from (purchases of) noncontrolling interest	50.8	(49)	(8.3)
Common stock repurchases	(0.5)	(3.6)	(2.9)
Debt financing fees	(42.3)	(39.8)	(12.8)
Net cash provided by (used in) financing activities	764.8	1,150.7	243.2
Effect of exchange rate changes on cash and cash equivalents	(2)	6	5.6
Net (decrease) increase in cash and cash equivalents	(13.2)	(121.5)	74.6
Cash and cash equivalents at beginning of period	585.8	707.3	632.7
Cash and cash equivalents at end of period	$ 572.6	$ 585.8	$ 707.3

Consolidated Statements of Stockholders' Equity (USD $) In Millions, unless otherwise specified	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Common Stock Held in Treasury [Member]	Total MEMC Stockholders' Equity [Member]	Noncontrolling Interest [Member]	Redeemable noncontrolling interest [Member]
Balance at Dec. 31, 2009	$ 2,206.8	$ 2.4	$ 507.4	$ 2,079.1	$ 33	$ (453.3)	$ 2,168.6	$ 38.2
Shares, Issued at Dec. 31, 2009		237.2				(9.8)
Comprehensive income:
Net (loss) income	48			34.4			34.4	13.6
Net translation adjustment	16.2				15.6		15.6	0.6
Net unrecognized actuarial gain and prior service credit, net of tax	(0.6)				(0.6)		(0.6)
Gain (Loss) on mark to market for cash flow hedges	(11)				(11)		(11)
Net unrealized (loss) gain on available-for-sale securities	(2.9)				(2.9)		(2.9)
Total comprehensive income	49.7						35.5	14.2
Stock plans, net	47.6		50.5			(2.9)	47.6
Stock plans, net (in shares)		0.7				(0.2)
Net repayments to noncontrolling interest	(8.5)							(8.5)
Balance at Dec. 31, 2010	2,295.6	2.4	557.9	2,113.5	34.1	(456.2)	2,251.7	43.9
Shares, Issued at Dec. 31, 2010		237.9				(10)
Acquired Noncontrolling Interest	39.7							39.7
Purchase of SunEdison	24.5		24.5				24.5
Purchase of SunEdison LLC (in shares)		2.1
Comprehensive income:
Net (loss) income	(1,520)			(1,536)	0		(1,536)	16
Net translation adjustment	(2.5)				(4.2)		(4.2)	1.7
Net unrecognized actuarial gain and prior service credit, net of tax	(16)				(16)		(16)
Gain (Loss) on mark to market for cash flow hedges	7.1				7.1		7.1
Net unrealized (loss) gain on available-for-sale securities	(24.9)				(24.9)		(24.9)
Total comprehensive income	(1,556.3)						(1,574)	17.7
Stock plans, net	36.8		40.4			(3.6)	36.8
Stock plans, net (in shares)		1.3				(0.5)
Noncontrolling Interest, Decrease from Distributions to Noncontrolling Interest Holders	(55.4)		(1.1)				(1.1)	(54.3)
Redeemable noncontrolling interest, Carrying Amount	0
Balance at Dec. 31, 2011	784.9	2.4	621.7	577.5	(3.9)	(459.8)	737.9	47
Shares, Issued at Dec. 31, 2011		241.3				(10.5)
Temporary Equity, Net Income									(0.3)
Temporary Equity, Accretion to Redemption Value									1.6
Increase in Carrying Amount of Redeemable Noncontrolling Interest	(1.6)						(1.6)
Temporary Equity, Stock Issued During Period, Value, New Issues									10
Comprehensive income:
Net (loss) income	(148.7)			(150.6)			(150.6)	1.9
Net translation adjustment	(18.5)				(20.8)		(20.8)	2.3
Net unrecognized actuarial gain and prior service credit, net of tax	(11.9)				(11.9)		(11.9)
Gain (Loss) on mark to market for cash flow hedges	(0.4)				(0.4)		(0.4)
Net unrealized (loss) gain on available-for-sale securities	(2.8)				(2.8)		(2.8)
Total comprehensive income	(182.3)						(186.5)	4.2
Stock plans, net	25.5		26			(0.5)	25.5
Stock plans, net (in shares)		0.6				0.1
Noncontrolling Interest, Decrease from Distributions to Noncontrolling Interest Holders	39.6							39.6
Redeemable noncontrolling interest, Carrying Amount	11.3								11.3
Balance at Dec. 31, 2012	$ 666.1	$ 2.4	$ 647.7	$ 425.3	$ (39.8)	$ (460.3)	$ 575.3	$ 90.8
Shares, Issued at Dec. 31, 2012		241.9				(10.6)

Consolidated Statements of Stockholders’ Equity (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net unrecognized actuarial gain and prior service credit, tax	$ (10.5)	$ 10.5	$ 2.5

Consolidated Statement of Comprehensive Income (Loss) Statement (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Comprehensive Income (Loss), Net of Tax, Including Portion Attributable to Noncontrolling Interest	$ (182.3)	$ (1,556.3)	$ 49.7
Net Income (Loss) Attributable to Noncontrolling Interest	(1.9)	(16)	(13.6)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Noncontrolling Interest	(2.3)	(1.7)	(0.6)
Net translation adjustment	(18.5)	(2.5)	16.2
Net unrealized (loss) gain on available-for-sale securities	(2.8)	(24.9)	(2.9)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	(0.4)	7.1	(11)
Net unrecognized actuarial gain and prior service credit, net of tax	(11.9)	(16)	(0.6)
Other Comprehensive Income (Loss)	(33.6)	(36.3)	1.7
Net income (loss)	(148.7)	(1,520)	48
Comprehensive Income (Loss), Net of Tax, Attributable to Parent	$ (186.5)	$ (1,574)	$ 35.5

Comprehensive Income (Loss) (Parentheticals) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net of Tax	$ (10.5)	$ 10.5	$ 2.5

Nature of Operations	12 Months Ended
Dec. 31, 2012
Nature of Operations [Abstract]
NATURE OF OPERATIONS
NATURE OF OPERATIONS
MEMC is a global leader in the development, manufacture and sale of silicon wafers, and a major developer and seller of photovoltaic energy solutions. Through SunEdison, MEMC is one of the world’s leading developers of solar energy projects and, we believe, one of the most geographically diverse. MEMC’s technology leadership in silicon and downstream solar are enabling the company to expand its customer base and lower costs throughout the silicon supply chain.
From January 1, 2010 until December 31, 2011, MEMC was organized by end market, with three business segments: Semiconductor Materials, Solar Materials, and Solar Energy. Semiconductor Materials provides silicon wafers ranging from 100 millimeter (4 inch) to 300 millimeter (12 inch) as the base material for the production of semiconductor devices. Solar Materials manufactured and sold silicon wafers for solar applications, primarily 156 millimeter. Solar Energy was comprised of the SunEdison solar energy business unit which designed, developed, and constructed solar energy systems. During the fourth quarter of 2011, we initiated a large scale global restructuring plan across all of our reportable segments (see Note 3). As part of our restructuring plan, effective January 1, 2012, we consolidated our two solar business units' operations into one business unit, and since that date, we have been engaged in two reportable segments, Semiconductor Materials and Solar Energy. These consolidated financial statements and related notes to the consolidated financial statements, including prior year financial information, are presented based on two reporting segments for all periods presented.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
In preparing our financial statements, we use estimates and assumptions that may affect reported amounts and disclosures. Estimates are used when accounting for investments, depreciation, amortization, leases, accrued liabilities including restructuring, warranties, employee benefits, derivatives, stock-based compensation, income taxes, solar energy system installation and related costs, percentage-of-completion on long-term construction contracts, the fair value of assets and liabilities recorded in connection with business combinations, and goodwill and asset recoverability, including allowances, among others. These estimates and assumptions are based on current facts, historical experience and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the recording of revenue, costs and expenses that are not readily apparent from other sources. To the extent there are material differences between the estimates and actual results, our future results of operations would be affected.

Reclassifications
Certain amounts in prior fiscal years have been reclassified to conform with the presentation adopted in the current fiscal year.
Principles of Consolidation
Our consolidated financial statements include the accounts of MEMC Electronic Materials, Inc. and our wholly and majority-owned subsidiaries as well as variable interest entities ("VIEs") for which we are the primary beneficiary. We record noncontrolling interests for non-wholly owned consolidated subsidiaries. As of December 31, 2012 and December 31, 2011 our total noncontrolling interest on the consolidated balance sheet was $90.8 million and $47.0 million, respectively. In 2012, SunEdison entered into a joint venture related to the construction and operation of solar energy systems in South Africa, where there is a partial equity holding requirement. As of December 31, 2012, approximately $34.0 million of equity investments had been received by joint venture partners for the development of the solar energy systems. All significant intercompany balances and transactions among our consolidated subsidiaries have been eliminated. We have also eliminated our pro-rata share of sales, costs of goods sold and profits related to sales to equity method investees.
Variable Interest Entities
SunEdison’s business can involve the formation of special purpose vehicles (referred to as “project companies”) to own the project assets and execute agreements for the construction and maintenance of the assets, as well as power purchase agreements or feed in tariff agreements with a buyer who will purchase the electricity generated from the solar energy system once it is operating. SunEdison may establish joint ventures with non-related parties to share in the risks and rewards associated with solar energy system development, which are facilitated through equity ownership of a project company. The project companies engage SunEdison to engineer, procure and construct the solar energy system and may separately contract with SunEdison to perform predefined operational and maintenance services post construction. We evaluate the terms of those contracts as well as the joint venture agreements to determine if the entity is a VIE, as well as if SunEdison is the primary beneficiary.
VIEs are primarily entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders, as a group, lack one or more of the following characteristics: (a) direct or indirect ability to make decisions; (b) obligation to absorb expected losses; or (c) right to receive expected residual returns. VIEs must be evaluated quantitatively and qualitatively to determine the primary beneficiary, which is the reporting entity that has (a) the power to direct activities of a VIE that most significantly impact the VIEs economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes. A VIE should have only one primary beneficiary, but may not have a primary beneficiary if no party meets the criteria described above.
To determine a VIE's primary beneficiary, an enterprise must perform a qualitative assessment to determine which party, if any, has the power to direct activities of the VIE and the obligation to absorb losses and/or receive its benefits. Therefore, an enterprise must identify the activities that most significantly impact the VIE's economic performance and determine whether it, or another party, has the power to direct those activities. When evaluating whether we are the primary beneficiary of a VIE, and must therefore consolidate the entity, we perform a qualitative analysis that considers the design of the VIE, the nature of our involvement and the variable interests held by other parties. If that evaluation is inconclusive as to which party absorbs a majority of the entity’s expected losses or residual returns, a quantitative analysis is performed to determine the primary beneficiary.
For our consolidated VIEs, we have presented on our consolidated balance sheets, to the extent material, the assets of our consolidated VIEs that can only be used to settle specific obligations of the consolidated VIE, and the liabilities of our consolidated VIEs for which creditors do not have recourse to our general assets outside of the VIE.
We are the primary beneficiary of five VIEs in solar energy projects that we consolidated as of December 31, 2012, three of which existed and were consolidated by the Company as of December 31, 2011. During the year ended December 31, 2012, one solar energy system project company that was consolidated as of December 31, 2011 was sold and deconsolidated.
Cash and Cash Equivalents
Cash equivalents include highly liquid commercial paper, time deposits and money market funds with original maturity periods of three months or less when purchased. The majority of our cash and cash equivalents are held outside the U.S. Total cash and cash equivalents maintained by foreign subsidiaries whose functional currency is not the U.S. dollar were $171.5 million and $64.2 million as of December 31, 2012 and 2011, respectively. Cash and cash equivalents consist of the following:

	As of December 31,
	2012	2011
Dollars in millions
Cash	$514.5	$417.0
Cash Equivalents:
Commercial paper	10.0	10.0
Money market funds	48.1	158.8
	$572.6	$585.8

Restricted Cash
Restricted cash consists of cash on deposit in financial institutions that is restricted from use in operations. In certain transactions, we have agreed to issue a letter of credit or provide security deposits regarding the performance or removal of a solar energy system. Incentive application fees are deposited with local governmental jurisdictions which are held until the construction of the applicable solar energy system is completed. In addition, cash received during the lease term of a sale leaseback transaction may be subject to a security and disbursement agreement which generally establishes a reserve requirement for scheduled lease payments under our master lease agreements as discussed below under Revenue Recognition, Solar Energy System Sales, Sale with a leaseback, for each leaseback arrangement, as well as certain additional reserve requirements that may be temporarily required in an accrual account. All of the reserve requirements for scheduled lease payments for all projects under each master lease agreement must be satisfied before cash is disbursed under the master lease agreements.
Allowance for Doubtful Accounts
We establish an allowance for doubtful accounts to adjust our receivables to amounts considered to be ultimately collectible. Our allowance is based on a variety of factors, including the length of time receivables are past due, significant one-time events, the financial health of our customers and historical experience. The balance of our allowance for doubtful accounts was $4.4 million and $4.9 million as of December 31, 2012 and 2011, respectively. Our provision for bad debts was a $0.3 million benefit, due to the recovery of previously written off accounts, $1.4 million expense and $1.4 million benefit for the years ended December 31, 2012, 2011 and 2010, respectively. There were $0.2 million, $4.3 million and $0.7 million of write-offs for bad debts for the years ended December 31, 2012, 2011, and 2010 respectively.
Inventories
Inventories consists of raw materials, labor and manufacturing overhead and are valued at the lower of cost or market. Fixed overheads are allocated to the costs of conversion based on the normal capacity of our production facilities. Unallocated overheads during periods of abnormally low production levels are recognized as cost of goods sold in the period in which they are incurred. Raw materials and supplies are generally stated at weighted-average cost and goods and work-in-process and finished goods inventories are stated at standard cost as adjusted for variances, which approximates weighted-average actual cost. The valuation of inventory requires us to estimate excess and slow moving inventory. The determination of the value of excess and slow moving inventory is based upon assumptions of future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required.
Inventories also includes raw materials (such as solar panels) and supplies used to construct future solar energy systems developed for sale to third parties, which have not been designated to a specific project as of the balance sheet date. When the inventory is designated for use to build a specific project, the inventory will be reclassified to either solar energy systems held for development and sale or to property, plant and equipment - construction in progress, which is determined based on our intended use of the system. The cost of raw materials for solar energy systems is based on the first-in, first-out (FIFO) method.
Solar Energy Systems Held for Development and Sale
Solar energy systems are classified as either held for development and sale or as property, plant and equipment based on our intended use of the system once constructed and provided that certain criteria to be classified as held for sale are met. The classification of the system affects the future accounting and presentation in the consolidated financial statements, including the consolidated statement of operations and statement of cash flows.  Transactions related to the construction and sale of solar energy systems classified as held for development and sale are classified as operating activities in the consolidated statement of cash flows and within gross profit in the statement of operations when sold.  Solar energy systems that are classified as property, plant and equipment generally relate to our sale leaseback transactions.  The costs to construct solar energy systems classified as property, plant and equipment are classified in the investing activities of the consolidated statement of cash flows. The proceeds received for the sale and subsequent leaseback are classified as cash flows from financing activities within the consolidated statement of cash flows.
Solar energy systems held for development include solar energy system project related assets for projects that have commenced and are actively marketed and intended to be sold. Development costs include capitalizable costs for items such as permits, acquired land, deposits and work-in-process, among others. Work-in-process includes materials, labor and other capitalizable costs incurred to construct solar energy systems.
Solar energy systems held for sale are completed solar energy systems that have been interconnected. Solar energy systems held for sale are available for immediate sale in their present conditions subject only to terms that are usual and customary for sales of these types of assets. In addition, we are actively marketing the systems to potential third party buyers, and it is probable that the system will be sold within one year of its placed in service date. Solar energy systems held for sale also include systems under contract with a buyer that are accounted for using the deposit method, whereby cash proceeds received from the buyer are held as deposits until a sale can be recognized.
We do not depreciate our solar energy systems while classified as held for sale. Any energy or incentive revenues are recorded to other income, as such revenues are incidental to our intended use of the system (direct sale to a third party buyer). If facts and circumstances change such that it is no longer probable that the system will be sold within one year of the system's completion date, the system will be reclassified to property, plant and equipment, and we will record depreciation expense in the amount that would have otherwise been recorded during the period the system was classified as held for sale.

Investments
Cost and Equity Method Investments
Cost method investments are initially recorded and subsequently carried at their historical cost and income is recorded to the extent there are dividends. We use the equity method of accounting for our equity investments where we hold more than 20 percent of the outstanding stock of the investee or where we have the ability to significantly influence the operations or financial decisions of the investee. We initially record the investment at cost and adjust the carrying amount each period to recognize our share of the earnings or losses of the investee based on our ownership percentage. We review our equity and cost method investments periodically for indicators of impairment.
Available-for-Sale Investments
Investments designated as available-for-sale are reported at fair value with unrealized gains and losses, net of tax, recorded in accumulated other comprehensive (loss) income. Purchases and sales of available-for-sale investments are included in investing activities in the consolidated statement of cash flows.
Investments are evaluated at each period end date for impairment, including classification as temporary or other-than-temporary. Unrealized losses are recorded to other income and expense when a decline in fair value is determined to be other-than-temporary. We review several factors to determine whether a loss is other-than-temporary. These factors include but are not limited to: (i) the nature of the investment; (ii) the cause and duration of the impairment; (iii) the extent to which fair value is less than cost; (iv) the financial condition and near term prospects of the issuer; and (v) our ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value. Realized gains and losses are accounted for on the specific identification method. We determine the fair value of our debt securities using quoted prices from active and inactive markets, traded prices for similar assets, or fair value measurements based on a pricing model. We also review our ability and intent to liquidate our investments within the next 12 month operating cycle to determine the appropriate short or long-term classification. Our ability to liquidate is determined based on a review of current and short-term credit and capital market conditions and the financial condition and near term prospects of the issuer.
Property, Plant and Equipment
We record property, plant and equipment at cost and depreciate it evenly over the assets’ estimated useful lives as follows:

Years
Software	3-6
Buildings and improvements	4-60
Machinery and equipment	1-25
Solar energy systems	23-30

Expenditures for repairs and maintenance are charged to expense as incurred. Additions and betterments are capitalized. The cost and related accumulated depreciation on property, plant and equipment sold or otherwise disposed of are removed from the capital accounts and any gain or loss is reported in current-year operations.
We often construct solar energy systems for which we do not have a fixed-price construction contract and, in certain instances, we may construct a system and retain ownership of the system or perform a sale-leaseback. For these projects, we earn revenues associated with the energy generated by the solar energy system, capitalize the cost of construction to solar energy system property, plant and equipment and depreciate the system over its estimated useful life. For solar energy systems under construction for which we intend to retain ownership and finance the system, we recognize all costs incurred as solar system construction in progress.
We may sell a solar energy system and simultaneously lease back the solar energy system. Property, plant and equipment accounted for as capital leases (primarily solar energy systems) are depreciated over the life of the lease. Solar energy systems that have not reached consummation of a sale under real estate accounting and have been leased back are recorded at the lower of the original cost to construct the system or its fair value and depreciated over the equipment's estimated useful life. For those sale leasebacks accounted for as capital leases, the gain, if any, on the sale leaseback transaction is deferred and recorded as a contra-asset that reduces the cost of the solar energy system, thereby reducing depreciation expense over the life of the asset. Generally, as a result of various tax attributes that accrue to the benefit of the lessor/tax owner, solar energy systems accounted for as capital leases are recorded at the net present value of the future minimum lease payments because this amount is lower than the cost and fair market value of the solar energy system at the lease inception date.
Leasehold improvements are depreciated over the shorter of the estimated useful life of the asset or the remaining lease term, including renewal periods considered reasonably assured of execution.
When we are entitled to incentive tax credits for property, plant and equipment, we reduce the asset carrying value by the amount of the credit, which reduces future depreciation.
Consolidated depreciation expense for the years ended December 31, 2012, 2011 and 2010 was $200.6 million, $217.7 million and $158.9 million, respectively, and includes depreciation expense for capital leases of $4.3 million, $9.7 million and $4.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.
The cost of constructing facilities, equipment and solar energy systems includes interest costs incurred during the asset's construction period. Capitalized interest totaled $19.9 million, $18.1 million and $5.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.
Asset retirement obligations are recognized at fair value in the period in which they are incurred and the carrying amount of the related long-lived asset is correspondingly increased. Over time, the liability is accreted to its expected future value. The corresponding asset capitalized at inception is depreciated over the useful life of the asset. We operate under solar power services agreements with some customers that include a requirement for the removal of the solar energy systems at the end of the term of the agreement. In addition, we could have certain legal obligations for asset retirements related to disposing of materials in the event of closure, abandonment or sale of certain of our manufacturing facilities. We recognize a liability in the period in which we have determined the time frame that the asset will no longer operate and information is available to reasonably estimate the liability’s fair value.
Impairment of Property, Plant and Equipment
We periodically assess the impairment of long-lived assets/asset groups when conditions indicate a possible loss. Reviews are performed to determine whether the carrying value of an asset is impaired, based on comparisons to undiscounted expected future cash flows or some other fair value measure. If this comparison indicates that there is impairment, the impaired asset is written down to fair value, which is typically calculated using: (i) quoted market prices or (ii) discounted expected future cash flows utilizing an appropriate discount rate. Impairment is based on the excess of the carrying amount over the fair value of those assets. We recorded asset impairment charges in 2012 and 2011; no similar charges were recorded in 2010. See Note 9 for additional discussion on the impairment charges on long-lived assets.
Goodwill and Intangible Assets
Goodwill is recorded as the difference, if any, between the aggregate consideration paid for an acquisition and the fair value of the net tangible and intangible assets acquired and liabilities assumed. Goodwill and intangible assets determined to have indefinite lives are not amortized, but rather are subject to an impairment test annually, on December 1, or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Our indefinite-lived intangible assets include power plant development arrangements acquired in a business combination which relate to anticipated future economic benefits associated with our customer backlog relationships. These intangible assets will be allocated to fixed assets as the construction of the related solar energy systems stemming from the existing backlog is completed.
The goodwill impairment test involves a two-step approach. Under the first step, we determine the fair value of each reporting unit to which goodwill has been assigned. We compare the fair value of the reporting unit to its carrying value, including goodwill. If the estimated fair value exceeds the carrying value, no impairment loss is recognized. If the carrying value exceeds the fair value, goodwill is considered potentially impaired and the second step is completed in order to measure the impairment loss. Under the second step, if applicable, we calculate the implied fair value of goodwill by deducting the fair value of all tangible and intangible net assets, including any unrecognized intangible assets, of the reporting unit from the fair value of the reporting unit as determined in the first step.
We then compare the implied fair value of goodwill to the carrying value of goodwill. If the implied fair value of goodwill is less than the carrying value of goodwill, we recognize an impairment loss equal to the difference. See Note 10 for discussion on the goodwill impairment charges recorded during the year ended December 31, 2011. As of December 31, 2012, we had no remaining goodwill.
Intangible assets that have determinable estimated lives are amortized over those estimated lives. The straight-line method of amortization is used because it best reflects the pattern in which the economic benefits of the intangible asset are consumed or otherwise used up. The amounts and useful lives assigned to intangible assets acquired impact the amount and timing of future amortization. Reviews are performed to determine whether the carrying value of an asset is impaired, based on comparisons to undiscounted expected future cash flows or some other fair value measure. If this comparison indicates that there is impairment, the impaired asset is written down to fair value, which is typically calculated using discounted expected future cash flows utilizing an appropriate discount rate. Impairment is based on the excess of the carrying amount over the fair value of those assets. During 2012 and 2011 we recorded intangible asset impairments; see Note 10. No similar charges were recorded in 2010.
The estimated useful lives of our intangible assets subject to amortization are as follows:

Years
Favorable energy credits	4-18
Customer sales backlog and relationships	1-6
Trade name	15
Developed technology	5
Operating Leases
We enter into lease agreements for a variety of business purposes, including office and manufacturing space, office and manufacturing equipment and computer equipment. A portion of these are noncancellable operating leases.
Capital Leases
We are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by SunEdison. For those transactions which do not fall under real estate accounting, we record a lease liability and the solar energy system is retained on our balance sheet. The excess of the cash proceeds of the sale leaseback over the costs to construct the solar energy system is retained by us and used to fund current operations and new solar energy projects. See further discussion in Revenue Recognition below.
Customer and Other Deposits
We have executed long-term solar wafer supply agreements, including amendments, with multiple customers which required the customers to provide security deposits. The terms of these deposits vary, but are generally required to be applied against a portion of current sales on credit or refunded to customers over the term of the applicable agreement. We also receive short-term deposits from customers, deposits from suppliers and, in 2012 and 2011, received deposits in connection with a supply and license agreement with one of our joint ventures. See Note 6.
Revenue Recognition
Wafer and Other Product Sales
Revenue is recognized for wafer and other product sales when title transfers, the risks and rewards of ownership have been transferred to the customer, the fee is fixed or determinable and collection of the related receivable is reasonably assured, which is generally at the time of shipment for non-consignment orders. In the case of consignment orders, title passes when the customer pulls the product from the assigned storage facility or storage area or, if the customer does not pull the product within a contractually stated period of time (generally 60–90 days), at the end of that period, or when the customer otherwise agrees to take title to the product. Our wafers are generally made to customer specifications, and we conduct rigorous quality control and testing procedures to ensure that the finished wafers meet the customer’s specifications before the product is shipped. We consider international shipping term definitions in our determination of when title passes. We defer revenue for multiple element arrangements based on an average fair value per unit for the total arrangement when we receive cash in excess of fair value. We also defer revenue when pricing is not fixed or determinable or other revenue recognition criteria is not met.
In connection with certain of our long-term solar wafer supply agreements, we have received various equity instruments and other forms of additional consideration. In each case, we have recorded the estimated fair value of the additional consideration to long-term deferred revenue and will recognize the deferred revenue on a pro-rata basis as product is shipped over the life of the agreements.
Solar Energy System Sales
Solar energy system sales involving real estate
We recognize revenue for solar energy system sales with the concurrent sale or the concurrent lease of the underlying land, whether explicit or implicit in the transaction, in accordance with ASC 360-20, Real Estate Sales. For these transactions, we evaluate the solar energy system to determine whether the equipment is integral equipment to the real estate; therefore, the entire transaction is in substance the sale of real estate and subject to revenue recognition under ASC 360-20. A solar energy system is determined to be integral equipment when the cost to remove the equipment from its existing location, ship and reinstall at a new site, including any diminution in fair value, exceeds ten percent of the fair value of the equipment at the time of original installation. For those transactions subject to ASC 360-20, we recognize revenue and profit using the full accrual method once the sale is consummated, the buyer's initial and continuing investments are adequate to demonstrate its commitment to pay, our receivable is not subject to any future subordination, and we have transferred the usual risk and rewards of ownership to the buyer. If these criteria are met and we execute a sales agreement prior to the delivery of the solar energy system and have an original construction period of three months or longer, we recognize revenue and profit under the percentage of completion method of accounting applicable to real estate sales when we can reasonably estimate progress towards completion. During 2012 and 2011, we recognized $97.8 million and $54.3 million, respectively, of revenue using the percentage of completion method. Prior to 2011, we did not have sales that qualified for using the percentage of completion method.

If the criteria for recognition under the full accrual method are met except that the buyer's initial and continuing investment is less than the level determined to be adequate, then we will recognize revenue using the installment method. Under the installment method, we record revenue up to our costs incurred and apportion each cash receipt from the buyer between cost recovered and profit in the same ratio as total cost and total profit bear to the sales value. During 2012 and 2011, we recognized revenue of $22.7 million and $28.5 million, respectively, using the installment method. Prior to 2011, we did not have sales that qualified for using the installment method.
If we retain some continuing involvement with the solar energy system and do not transfer substantially all of the risks and rewards of ownership, profit shall be recognized by a method determined by the nature and extent of our continuing involvement, provided the other criteria for the full accrual method are met. In certain cases, we may provide our customers guarantees of system performance or uptime for a limited period of time and our exposure to loss is contractually limited based on the terms of the applicable agreement. In accordance with real estate sales accounting guidance, the profit recognized is reduced by our maximum exposure to loss (and not necessarily our most probable exposure), until such time that the exposure no longer exists.
Other forms of continuing involvement that do not transfer substantially all of the risks and rewards of ownership preclude revenue recognition under real estate accounting and require us to account for any cash payments using either the deposit or financing method. Such forms of continuing involvement may include contract default or breach remedies that provide SunEdison with the option or obligation to repurchase the solar energy system. Under the deposit method, cash payments received from customers are reported as deferred revenue for solar energy systems on the consolidated balance sheet, and under the financing method, cash payments received from customers are considered debt and reported as solar energy financing and capital lease obligations on the consolidated balance sheet.
Solar energy system sales not involving real estate
We recognize revenue for solar energy system sales without the concurrent sale or the concurrent lease of the underlying land at the time a sales arrangement with a third party is executed, delivery has occurred and we have determined that the sales price is fixed or determinable and collectible. For transactions that involve a construction period of three months or longer, we recognize the revenue in accordance with ASC 605-35, Construction-Type and Production-Type Contracts, using the percentage of completion method, measured by actual costs incurred for work completed to total estimated costs at completion for each transaction. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and travel costs. Marketing and administration costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are recognized in full during the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and revenue and are recognized in the period in which the revisions are determined. During the year ended December 31, 2012, we recorded $25.0 million of revenue under the percentage of completion method for solar energy sytems not involving real estate. There were no such amounts recognized in 2011 or 2010.
Solar energy system sales with service contracts
SunEdison frequently negotiates and executes solar energy system sales contracts and post-system-sale service contracts contemporaneously, which we combine and evaluate together as a single arrangement with multiple deliverables. The total arrangement consideration is first separated and allocated to post-system-sale separately priced extended warranty and maintenance service contracts, and the revenue associated with that deliverable is recognized on a straight-line basis over the contract term. The remaining consideration is allocated to each unit of accounting based on the respective relative selling prices, and revenue is recognized for each unit of accounting when the revenue recognition criteria have been met.
Sale with a leaseback
We are a party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us. We must determine the appropriate classification of the sale leaseback on a project-by-project basis because the terms of the solar energy systems lease schedule may differ from the terms applicable to other solar energy systems. In addition, we must determine if the solar energy system is considered integral equipment to the real estate upon which it resides. We do not recognize revenue on the sales transactions for any sales with a leaseback. Instead, revenue is recognized through the sale of electricity and energy credits which are generated as energy is produced. The terms of the lease and whether the system is considered integral to the real estate upon which it resides may result in either one of the following sale leaseback classifications:
Capital lease arrangements
Sale/capital leaseback classification for non-real estate transactions occurs when the terms of the lease schedule for a solar energy system result in a capital lease classification. Generally, this classification occurs when the term of the lease is greater than 75% of the estimated economic life of the solar energy system. Under a capital lease, a capitalized leased asset and obligation is recorded at the present value of the minimum lease payments. Any gain on the sale is recorded as a reduction of the capitalized leased asset which is then recognized to cost of goods sold through reduced depreciation expense over the term of the lease. As of the SunEdison acquisition date of November 20, 2009 through December 31, 2012, there were no arrangements which resulted in this accounting.
Financing arrangements
The financing method is applicable when we have determined that the assets under the lease are real estate. This occurs due to either a transfer of land or the transfer of a lease involving real estate and the leased equipment is integral equipment to the real estate. A sale leaseback is classified as a financing sale leaseback if we have concluded the leased assets are real estate and we have a prohibited form of continuing involvement, such as an option or obligation to repurchase the assets under our master lease agreements.
Under a financing sale leaseback, we do not recognize any upfront profit because a sale is not recognized. The full amount of the financing proceeds is recorded as solar energy financing debt, which is typically secured by the solar energy system asset and its future cash flows from energy sales, but generally has no recourse to MEMC or SunEdison under the terms of the arrangement.
We use our incremental borrowing rate to determine the principal and interest component of each lease payment. However, to the extent that our incremental borrowing rate will result in either negative amortization of the financing obligation or a built-in loss at the end of the lease (e.g. net book value of the system asset exceeds the financing obligation), the rate is adjusted to eliminate such results. The interest rate is adjusted accordingly for the majority of our financing leasebacks because our future minimum lease payments do not typically exceed the initial proceeds received from the buyer-lessor. As a result, most of our lease payments are reported as interest expense, the principal of the financing debt does not amortize, and we expect to recognize a gain upon the final lease payment at the end of the lease term equal to the unamortized balance of the financing debt less the write-off of the system assets net book value.
Operations and maintenance
Operations and maintenance revenue is billed and recognized as services are performed. Costs of these revenues are expensed in the period they are incurred.
Solar energy service revenues, energy credits and incentives
For SunEdison-owned or capitalized solar energy systems in the U.S., we may receive incentives or subsidies from various state governmental jurisdictions in the form of renewable energy credits (“RECs”), which we sell to third parties. In the State of California, we may also receive performance-based incentives (“PBIs”) from public utilities in connection with a program sponsored by the State of California. The Solar Energy segment recorded total PBI revenue of $31.4 million, $24.3 million and $18.6 million for the years ended December 31, 2012, 2011 and 2010, respectively, and total REC revenue of $17.3 million, $15.1 million and $7.5 million for the years ended December 31, 2012, 2011 and 2010, respectively. Both the RECs and PBIs are based on the actual level of output generated from the system. RECs are generated as our solar energy systems generate electricity. Typically, SunEdison enters into five to ten year binding contractual arrangements with utility companies or other investors who purchase RECs at fixed rates. REC revenue is recognized at the time SunEdison has transferred a REC pursuant to an executed contract relating to the sale of the RECs to a third party. For PBIs, production from SunEdison-operated systems is verified by an independent third party and, once verified, revenue is recognized based on the terms of the contract and the fulfillment of all revenue recognition criteria. There are no penalties in the event electricity is not produced for PBIs. However, if production does not occur on the systems for which we have sale contracts for our RECs, we may have to purchase RECs on the spot market or pay specified contractual damages. Historically, we have not had to purchase material amounts of RECs to fulfill our REC sales contracts.
Recording of a sale of RECs and receipt of PBIs under U.S. GAAP are accounted for under ASC 605, Revenue Recognition. There are no differences in the process and related revenue recognition between REC sales to utilities and non-utility customers. Revenue is recorded when all revenue recognition criteria are met, including: there is persuasive evidence an arrangement exists (typically through a contract), services have been rendered through the production of electricity, pricing is fixed and determinable under the contract and collectability is reasonably assured. For RECs, the revenue recognition criteria are met when the energy is produced and a REC is generated and transferred to a third party pursuant to a contract with that party fixing the price for the REC. For PBIs, revenue is recognized upon validation of the kilowatt hours produced from a third party metering company because the quantities to be billed to the utility are determined and agreed to at that time.
Derivative Financial Instruments and Hedging Activities
All derivative instruments are recorded on the consolidated balance sheet at fair value. Derivatives not designated as hedge accounting and used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge foreign-currency denominated cash flows and floating rate debt may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive (loss) income and reclassified to earnings in a manner that matches the timing of the earnings impact of the hedged transactions. The ineffective portion of all hedges, if any, is recognized currently in earnings. Derivatives used to manage the foreign currency exchange risk associated with a net investment denominated in another currency are accounted for as a net investment hedge. The effective portion of the hedge will be recorded in the same manner as foreign currency translation adjustment in other comprehensive (loss) income. When the investment is dissolved and MEMC recognizes a gain or loss in other income (expense), the associated hedge gain or loss in other comprehensive (loss) income will be reclassified to other income (expense).
Derivatives not designated as hedging
During 2006, we executed a long-term supply agreement with a customer, Suntech Power Holdings (“Suntech”). At the same time, we received a fully vested, non-forfeitable warrant to purchase common shares of Suntech. The long-term supply agreement was terminated in the second quarter of 2011, but the termination had no impact on the warrant. The warrant becomes exercisable over a five year period (20% annually) beginning January 1, 2008 and has a five year exercise period from the date each tranche becomes exercisable. The estimated grant date fair value of the warrant was $66.6 million and was recorded to other assets with the offset to non-solar energy system deferred revenue – long-term on the consolidated balance sheet. The non-cash transaction was excluded from the consolidated statement of cash flows. Determining the appropriate fair value model and calculating the fair value of the warrant requires the making of estimates and assumptions, including Suntech’s stock price volatility, interest rates, expected dividends and the marketability of this investment. We used a lattice model to determine the warrant’s fair value. The assumptions used in calculating the fair value of the warrant represented our best estimates, but these estimates involved inherent uncertainties and the application of our judgment.
We generally use currency forward contracts to manage foreign currency exchange risk relating to current trade receivables and payables with our foreign subsidiaries and current trade receivables and payables with our customers and vendors denominated in foreign currencies (primarily Japanese Yen and Euro). The purpose of our foreign currency forward contract activities is to protect us from the risk that the dollar net cash flows resulting from foreign currency transactions will be negatively affected by changes in exchange rates. We do not hold or issue financial instruments for speculative or trading purposes. Gains or losses on our forward contracts, as well as the offsetting losses or gains on the related hedged receivables and payables, are included in non-operating expense (income) in the consolidated statement of operations. Net currency losses on unhedged foreign currency positions totaled $6.6 million, $4.7 million and $0.5 million in 2012, 2011 and 2010, respectively.
Derivatives designated as hedging
In addition to the currency forward contracts purchased to hedge transactional currency risks, we may enter into currency forward contracts to hedge cash flow risks associated with future purchases of raw materials. Our cash flow hedges are designed to protect against the variability in foreign currency rates between a foreign currency and the U.S. Dollar. As of December 31, 2012, there were no currency forward contracts outstanding being accounted for as cash flow hedges.
We are party to four interest rate swap instruments, three of which are accounted for using hedge accounting. The interest rate swaps are used to manage risks generally associated with interest rate fluctuations. For those financial instruments that qualify for cash flow hedging in accordance with derivative instrument and hedging activities guidance, we have elected to use hedge accounting, whereby changes in the fair market value of the derivative instruments are reflected in the accompanying consolidated financial statements in other comprehensive (loss) income . The counterparties to these agreements are financial institutions. The fair values of the contracts are estimated by obtaining quotations from the financial institutions. The fair value is an estimate of the net amount that we would pay on December 31, 2012, if the agreements were transferred to other parties or cancelled by us.
Our previous joint venture with Q-Cells SE, which was not consolidated, was a Euro functional currency entity accounted for under the equity method, in which we invested 72.5 million Euros (approximately $105 million) in 2009. In order to manage the changes in foreign currency and any resulting gain or loss associated with this investment, we entered into a Euro currency forward contract for 70.0 million Euros. The forward contract met all the criteria for hedge accounting and the derivative instrument was effective as an economic hedge of foreign exchange risk associated with the hedged net investment. The effective portion of the hedge was recorded in the same manner as foreign currency translation adjustment in other comprehensive (loss) income. During 2010, we recognized a gain of $17.3 million on this hedge and at the same time recognized a foreign currency loss on our investment of $14.3 million. Both amounts were recorded in other, net in our consolidated statement of operations, as the remaining investment in Q-Cells SE and related forward contracts were liquidated in the fourth quarter of 2010. See Note 5 for further discussion.
Translation of Foreign Currencies
We determine the functional currency of each subsidiary based on a number of factors, including the predominant currency for the subsidiary’s sales and expenditures and the subsidiary’s borrowings. When a subsidiary’s local currency is considered its functional currency, we translate its financial statements to U.S. Dollars as follows:

•	Assets and liabilities using exchange rates in effect at the balance sheet date; and

•	Statement of operations accounts at average exchange rates for the period.
Adjustments from the translation process are presented in accumulated other comprehensive (loss) income in stockholders’ equity.
Income Taxes
Deferred income taxes arise because of a different tax basis of assets or liabilities between financial statement accounting and tax accounting, which are known as temporary differences. We record the tax effect of these temporary differences as deferred tax assets (generally items that can be used as a tax deduction or credit in future periods) and deferred tax liabilities (generally items for which we receive a tax deduction, but have not yet been recorded in the consolidated statement of operations). We regularly review our deferred tax assets for realizability, taking into consideration all available evidence, both positive and negative, including historical pre-tax and taxable income (losses), projected future pre-tax and taxable income (losses) and the expected timing of the reversals of existing temporary differences. In arriving at these judgments, the weight given to the potential effect of all positive and negative evidence is commensurate with the extent to which it can be objectively verified. Reportable U.S. GAAP income from SunEdison's financing sale-leaseback transactions in the U.S. is deferred until the end of the lease term, generally 20-25 years, through the non-cash extinguishment of the debt.  However, sale-leaseback transactions generate current U.S. taxable income at the time of the sale, with the timing differences increasing deferred tax assets.  As a result of the continued decline in solar market conditions, the restructuring charges announced in December 2011, and cumulative losses in the U.S. and certain foreign jurisdictions, we recorded a material non-cash valuation allowance against the deferred tax assets at December 31, 2011. See Note 14 for further discussion.
We believe our tax positions are in compliance with applicable tax laws and regulations. Tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in our tax returns that do not meet these recognition and measurement standards. Uncertain tax benefits, including accrued interest and penalties, are included as a component of other long-term liabilities because we do not anticipate that settlement of the liabilities will require payment of cash within the next twelve months. The accrual of interest begins in the first reporting period that interest would begin to accrue under the applicable tax law. Penalties, when applicable, are accrued in the financial reporting period in which the uncertain tax position is taken on a tax return. We recognize interest and penalties related to uncertain tax positions in income tax expense, which is consistent with our historical policy. We believe that our income tax accrued liabilities, including related interest, are adequate in relation to the potential for additional tax assessments. There is a risk, however, that the amounts ultimately paid upon resolution of audits could be materially different from the amounts previously included in our income tax expense and, therefore, could have a material impact on our tax provision, net (loss) income and cash flows. We review our accrued liabilities quarterly, and we may adjust such liabilities due to proposed assessments by tax authorities, changes in facts and circumstances, issuance of new regulations or new case law, negotiations between tax authorities of different countries concerning our transfer prices between our subsidiaries, the resolution of entire audits, or the expiration of statutes of limitations. Adjustments are most likely to occur in the year during which major audits are closed.
Due to the restructuring announcement made in December 2011, we reviewed our policy for repatriation of all our subsidiaries. Based on this review, it was determined that the undistributed earnings of all our foreign subsidiaries are not expected to be remitted to the U.S. parent corporation in the foreseeable future. We plan foreign remittance amounts based on projected cash flow needs as well as the working capital and long-term investment requirements of our foreign subsidiaries and our domestic operations.
We have made our best estimates of certain income tax amounts included in the financial statements. Application of our accounting policies and estimates, however, involves the exercise of judgment and use of assumptions as to future uncertainties and, as a result, actual results could differ from these estimates. In arriving at our estimates, factors we consider include how accurate the estimate or assumptions have been in the past, how much the estimate or assumptions have changed and how reasonably likely such change may have a material impact.
Stock-Based Compensation
Stock-based compensation expense for all share-based payment awards is based on the estimated grant-date fair value. We recognize these compensation costs net of an estimated forfeiture rate for only those shares expected to vest on a straight-line basis over the requisite service period of the award, which is generally the option vesting term. For ratable awards, we recognize compensation costs for all grants on a straight-line basis over the requisite service period of the entire award. We estimate the forfeiture rate taking into consideration our historical experience during the preceding four fiscal years.
We routinely examine our assumptions used in estimating the fair value of employee options granted. As part of this assessment, we have determined that our historical stock price volatility and historical pattern of option exercises are appropriate indicators of expected volatility and expected term. The interest rate is determined based on the implied yield currently available on U.S. Treasury zero-coupon issues with a remaining term equal to the expected term of the award. We estimate the fair value of options using the Black-Scholes option-pricing model for our ratable and cliff vesting options. For our market condition awards, the grant date fair value was calculated for these awards using a probabilistic approach under a Monte Carlo simulation taking into consideration volatility, interest rates and expected term.
Contingencies
We are involved in conditions, situations or circumstances in the ordinary course of business with possible gain or loss contingencies that will ultimately be resolved when one or more future events occur or fail to occur. We continually evaluate uncertainties associated with loss contingencies and record a charge equal to at least the minimum estimated liability for a loss contingency when both of the following conditions are met: (i) information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements; and (ii) the loss or range of loss can be reasonably estimated. Legal costs are expensed when incurred. Gain contingencies are not recorded until realized or realizable.
Shipping and Handling
Costs to ship products to customers are included in marketing and administration expense in the consolidated statement of operations. Amounts billed to customers, if any, to cover shipping and handling are included in net sales. Cost to ship products to customers were $24.6 million, $22.0 million and $20.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.
Fair Value Measurements
Fair value accounting guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability, and are based on market data obtained from sources independent of MEMC. Unobservable inputs reflect assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

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Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that MEMC has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Because valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these instruments does not entail a significant degree of judgment.

•
Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Valuations for Level 2 are prepared on an individual instrument basis using data obtained from recent transactions for identical securities in inactive markets or pricing data from similar instruments in active and inactive markets.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
We maintain various financial instruments recorded at cost in the December 31, 2012 and 2011 balance sheets that are not required to be recorded at fair value. For these instruments, we used the following methods and assumptions to estimate the fair value:

•
Cash equivalents, restricted cash, accounts receivable and payable, customer deposits, income taxes receivable and payable, short-term borrowings, and accrued liabilities—cost approximates fair value because of the short maturity period; and

•
Long-term debt—fair value is based on the amount of future cash flows associated with each debt instrument discounted at our current estimated borrowing rate for similar debt instruments of comparable terms.

Redeemable Noncontrolling Interest

Redeemable noncontrolling interests are equity interests in common stock of consolidated subsidiaries that have redemption features that are not solely within our control. These interests are classified as temporary equity because their redemption is considered probable. These interests are measured at the greater of estimated redemption value at the end of each reporting period or the initial carrying amount of the redeemable noncontrolling interests adjusted for cumulative earnings allocations.  Adjustments to report redeemable noncontrolling interests at estimated redemption value are determined after the attribution of net income or loss of the subsidiary and are recorded to retained earnings, or in the absence of retained earnings, additional paid-in-capital.
Accounting Standards Updates

In February 2012, the FASB issued Accounting Standards Update No. 2012-2 - Intangibles Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment, which amends FASB ASU 2011-08 and states that companies can use a qualitative approach to measuring Intangibles, Goodwill and Other rather than a quantitative approach. In addition, it is not required for an entity to disclose the quantitative information about significant unobservable inputs used in fair value measurements categorized within level 3 of the fair value hierarchy required by paragraph 820-10-50-2 that relate to the financial accounting and reporting for an indefinite-lived intangible asset after its initial recognition. We do not expect that the adoption of ASU Update No. 2012-2 will have a material impact on our consolidated financial statements.

In June 2011, the FASB issued Accounting Standards Update 2011-05 ("ASU 2011-05"), Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU 2011-05 allows an entity to present components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate but consecutive statements. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under current accounting guidance. This standard was adopted on January 1, 2012, and we have presented components of net income (loss) and other comprehensive income (loss) in one continuous statement for the quarter ended periods March 31, 2012, June 30, 2012 and September 30, 2012. For the year-ended December 31, 2012, comprehensive income (loss) is presented as a stand alone financial statement.
In October 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2009-13 (“ASU 2009-13”), which updates the current guidance pertaining to multiple-element revenue arrangements included in ASC Subtopic 605-25, Multiple-Element-Arrangements. The Company adopted this guidance on January 1, 2011.
Supplemental Cash Flow Information

Following is information related to interest and taxes paid as well as certain non-cash investing and financing activities including acquisition related items:

	For the year ended December 31,
	2012	2011	2010
In millions
Supplemental disclosures of cash flow information:
Interest payments (including debt issuance costs), net of amounts capitalized	$170.9	$155.9	$22.2
Income taxes paid (refunded), net	40.9	13.7	(9.4)
Supplemental schedule of non-cash investing and financing activities:
Accounts payable incurred (relieved) for acquisition of fixed assets, including solar energy systems	$49.7	$(68.0)	$138.7
Debt transferred to and assumed by buyer upon sale of solar energy systems	403.1	104.6	43.3
Conversion of note payable to equity	—	—	27.0
Acquisitions:
Fair value of assets acquired	$—	$334.5	$65.2
Goodwill	—	97.8	56.4
Liabilities assumed and noncontrolling interests	—	(158.0)	(19.9)
Loans prior to acquisition	—	(16.0)	(26.0)
Other non-cash consideration	—	(90.7)	—
Less: cash acquired	—	(3.6)	(2.2)
Cash paid, net of cash acquired	$—	$164.0	$73.5

Restructuring and Impairment Charges	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
RESTRUCTURING AND IMPAIRMENT CHARGES
RESTRUCTURING, IMPAIRMENT AND OTHER CHARGES

2011 Global Plan

During the second half of 2011, the semiconductor and solar industries experienced downturns, and the downturn in the solar industry was more dramatic. In December 2011, in order to better align our business to current and expected market conditions in the semiconductor and solar markets, as well as to improve the company's overall cost competitiveness and cash flows across all segments, we committed to a series of actions to reduce the company's global workforce, right size production capacity and accelerate operating cost reductions in 2012 and beyond (the “2011 Global Plan”).  These actions included:

•	Reducing total workforce by approximately 1,400 persons worldwide, representing approximately 20% of the company's employees;

•	Shuttering the company's Merano, Italy polysilicon facility as of December 31, 2011;

•	Reducing production capacity at the company's Portland, Oregon crystal facility and slowing the ramp of the Kuching, Malaysia wafering facility; and

•	Consolidating our solar wafering and solar energy system operations into a single Solar Energy business unit, effective January 1, 2012.

In addition, based on the market capitalization of MEMC compared to book value and the adverse market conditions, we incurred charges associated with restructuring, impairment of long-lived assets, impairments of goodwill and certain investments, and write-downs of inventory and the realizability of deferred tax assets. The following is a summary of the charges recorded during the three months ended December 31, 2011:

In millions	Segment
Type of Charge	Semiconductor Materials	Solar Energy	Corporate	Total	Statement of Operations Classification

Restructuring	$35.6	$303.0	$0.9	$339.5	Restructuring
Long-lived asset impairment (See Note 9)	7.4	358.0	—	365.4	Long-lived asset impairment
Goodwill impairment (See Note 10)	—	384.1	—	384.1	Goodwill impairment
Investment/JV impairment (See Note 6)	—	78.9	—	78.9	Other, net and equity in loss of joint ventures
Inventory adjustments and other (See Note 7)	14.2	82.5	—	96.7	Cost of goods sold

In the fourth quarter of 2011, restructuring charges consisted of $62.1 million of severance and other one-time benefits for employees terminated under the 2011 Global Plan, $226.4 million of estimated liabilities accrued as a result of us canceling or not being able to fulfill the entire purchase obligation for certain supplier contracts, and $51.0 million of other related charges. Total cash payments made under the 2011 Global Plan during the year ended December 31, 2011 were $1.8 million. See table below for cash payments made during the year ended December 31, 2012. For additional discussion on the charges associated with the impairment of long-lived assets, impairments of goodwill and certain investments, and write-downs of inventory and the realizability of deferred tax assets, see the respective footnotes noted in the above table.

In addition, during June 2011, we committed to actions to reduce overall manufacturing costs across our global sites, as well as to realign certain general and administrative expenses due to industry and customer specific developments. These actions included relocation of certain operations and reductions in headcount. During the year ended December 31, 2011, we recorded restructuring charges of $6.8 million for severance and other related employee benefits associated with these actions. Cash payments of $9.9 million were made during 2011 that were also related to these actions.

Details of the 2012 expenses, cash payments and expected costs incurred related to the 2011 Global Plan are set out in the following table:

						As of December 31, 2012
In millions	Accrued January 1, 2012	Year-to-date Restructuring Charges (Reversals)	Cash Payments	Currency	Accrued December 31, 2012	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and Employee Benefits	$60.2	$—	$(27.8)	$(0.7)	$31.7	$63.2	$63.2
Contract Termination	260.0	(93.4)	(34.3)	2.2	134.5	164.6	164.6
Other	51.1	(2.1)	(11.9)	1.2	38.3	49.7	49.7
Total	$371.3	$(95.5)	$(74.0)	$2.7	$204.5	$277.5	$277.5

On September 4, 2012, we executed two settlement agreements with Evonik Industries AG and Evonik Degussa SpA ("Evonik"), one of our suppliers, to settle disputes arising from our early termination of two take-or-pay supply agreements. One of the original supply agreements also included a provision for the construction and operation of a chlorosilanes plant located on our existing Merano, Italy site for our benefit. Pursuant to the settlement, we will pay Evonik a total of 70.0 million euro, of which 10.0 million euro was paid in the third quarter of 2012 and 15.0 million euro was paid in the fourth quarter of 2012. The balance will be paid in various installments over the next three quarters. The settlement also required our forfeiture of a $10.2 million deposit with Evonik. As a result of this settlement, a favorable adjustment to our 2011 Global Plan accrual was made in the third quarter of 2012 resulting in $69.2 million of income within restructuring and impairment on the consolidated statement of operations. Additionally, on December 30, 2012 as part of the settlement with Evonik, we obtained title to the related chlorosilanes plant, which resulted in $31.7 million of income on the consolidated statement of operations in the fourth quarter of 2012.

2009 Restructuring Plan
In order to better align manufacturing capabilities to projected demand, MEMC committed to workforce reductions during the first and second quarters of 2009 (the “2009 Global Plan”) related to the Semiconductor Materials segment. In September 2009, MEMC committed to actions to reduce manufacturing costs in the Semiconductor Materials segment by shifting manufacturing from our St. Peters, Missouri and Sherman, Texas facilities to other locations which are closer to a number of MEMC’s customers in the Asia Pacific region (the “2009 U.S. Plan”). MEMC has provided and paid severance benefits to those terminated under the 2009 Global Plan and will provide severance benefits to those employees who have been or will be terminated under the 2009 U.S. Plan. The 2009 Global Plan was completed by June 30, 2009. We expect the 2009 U.S. Plan to be completed in 2013.
Details of 2012 expenses related to the 2009 U.S. and Global Plans are set out in the following table:

	Accrued January 1, 2012	Year-to-Date Restructuring Charges (Reversals)	Cash Payments	Accrued December 31, 2012	As of December 31, 2012
					Cumulative Costs Incurred	Total Costs Expected to be Incurred
In millions
2009 U.S. and Global Plans
Severance and other employee benefits	$12.6	$(2.5)	$(7.4)	$2.7	$15.5	$15.5
Asset move costs	—	—	—	—	4.9	5.2
Contract termination	2.9	—	(2.9)	—	2.9	2.9
Infrastructure costs	—	4.3	(4.3)	—	4.3	4.3
Total	$15.5	$1.8	$(14.6)	$2.7	$27.6	$27.9

Details of 2011 expenses related to the 2009 U.S. and Global Plans are set out in the following table:

	Accrued January 1, 2011	Year-to-Date Restructuring Charges (Reversals)	Cash Payments	Accrued December 31, 2011	As of December 31, 2011
					Cumulative Costs Incurred	Total Costs Expected to be Incurred
In millions
2009 U.S. and Global Plans
Severance and other employee benefits	$16.2	$(0.2)	$(3.4)	$12.6	$18.0	$18.8
Asset move costs	—	1.7	(1.7)	—	4.9	20.3
Contract termination	—	2.9	—	2.9	2.9	2.9
Infrastructure costs	—	—	—	—	—	4.0
Total	$16.2	$4.4	$(5.1)	$15.5	$25.8	$46.0

Details of 2010 expenses related to the 2009 U.S. and Global Plans are set out in the following table:

	Accrued January 1, 2010	Year-to-Date Restructuring Charges	Cash Payments	Accrued December 31, 2010	As of December 31, 2010
					Cumulative Costs Incurred	Total Costs Expected to be Incurred
In millions
2009 U.S. and Global Plans
Severance and other employee benefits	$15.2	$2.1	$(1.1)	$16.2	$18.2	$21.0
Asset move costs	—	3.2	(3.2)	—	3.2	20.3
Contract termination	—	—	—	—	—	3.0
Infrastructure costs	—	—	—	—	—	4.0
Total	$15.2	$5.3	$(4.3)	$16.2	$21.4	$48.3

Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
ACQUISITIONS
Acquisitions
On September 2, 2011, we completed the acquisition of 100% of the voting shares of Fotowatio Renewable Ventures, Inc. (“FRV U.S."), a developer of solar power projects in the U.S. The FRV U.S. acquisition expanded our pipeline of solar power projects and supports our expansion in the U.S. utility-scale power market. The purchase price was $187.8 million, including estimated contingent consideration fair valued at $54.2 million. The estimated acquisition date fair value of the contingent consideration reflected a discount at a credit adjusted interest rate for the period of the contingency. That measure was based on significant inputs that were not observable in the market, which U.S. GAAP refers to as Level 3 inputs. Key assumptions included (i) a discount percentage and (ii) a probability adjustment related to the operational metrics being met. On July 6, 2012, contingent consideration related to the acquisition of FRV U.S. was paid in full in the amount of $66.4 million. The difference between the initial estimate of the contingent consideration and the amount ultimately paid was recorded as an expense in the consolidated statement of operations.
The table below represents the allocation of the total consideration of tangible and intangible assets acquired and liabilities assumed from FRV U.S. based on an estimate of the fair value at the acquisition date:

In Millions
Allocation of the purchase price:
Cash and cash equivalents	$1.8
Solar energy systems held for development	64.2
Other current assets	9.0
Property, plant and equipment, net	23.0
Goodwill	44.6
Intangible assets	115.5
Other noncurrent assets	50.2
Current liabilities	(3.4)
Short-term debt	(32.9)
Other long-term liabilities	(44.6)
Noncontrolling interests	(39.6)
Total purchase price	$187.8

At the date of acquisition, FRV U.S. had net operating losses that we expect will be realizable on MEMC's consolidated U.S. tax return, subject to annual Internal Revenue Code Section 382 limitations. Deferred tax assets attributable to these FRV U.S. net operating loss carry forwards of $9.3 million are included in other noncurrent assets in the table above. All of the goodwill was assigned to the Solar Energy segment and no goodwill was deductible for U.S. income tax purposes. The primary factors which resulted in recognition of goodwill included the assembled workforce and synergies in skill sets and operations. The amount of FRV U.S. revenue and operating loss included in the consolidated statement of operations for the year ended December 31, 2011 was $121.2 million and $48.3 million, respectively. The 2011 operating loss included a $44.6 million impairment of FRV U.S. goodwill during the three months ended December 31, 2011. See Note 10. We have not provided proforma financial information because the acquisition was not considered significant.
Other 2011 acquisitions
During the second quarter of 2011, SunEdison completed the acquisition of 100% of the voting equity of a company for a purchase price of $72.6 million, of which an estimated $27.0 million related to contingent consideration payable in cash. In the fourth quarter of 2012, contingent consideration related to this acquisition was paid in the amount of $13.6 million and the remainder is expected to be paid in 2013. This acquisition, which included project pipeline, is intended to further develop our solar energy systems' business and leverage the synergies in our Solar Energy segment. We recorded $43.8 million to goodwill, approximately $24.4 million of which is not deductible for tax purposes, and $13.0 million to intangible assets. All $43.8 million of goodwill was allocated to the Solar Energy segment and was subsequently written-off during the three months ended December 31, 2011. See Note 10. We have not provided proforma financial information because the acquisition was not considered significant.

During 2011, SunEdison completed two other acquisitions of 100% of the voting equity of these companies for a combined total purchase price of $14.3 million, of which $6.5 million relates to contingent consideration. We recorded $9.4 million and $4.8 million to goodwill and acquired intangible assets, respectively. The goodwill is not deductible for tax purposes for either of these acquisitions and was subsequently written-off during the three months ended December 31, 2011. See Note 10.

On July 1, 2010, we completed the acquisition of 100% of the voting equity of Solaicx, which became a wholly owned subsidiary of MEMC. The U.S. GAAP purchase price for Solaicx was $101.7 million, including cash and additional contingent consideration. The contingent consideration consists of cash and MEMC common stock, as elected by certain Solaicx shareholders.
The purchase price was calculated as follows:

In Millions
Cash	$75.7
Contingent consideration	26.0
Total purchase price including estimated contingent consideration	$101.7

Approximately $2.0 million of the cash consideration is currently held in escrow pursuant to the terms of the merger agreement and was reflected in goodwill. The contingent consideration was to be paid to the former Solaicx shareholders if certain operational criteria were met from July 1, 2010 through December 31, 2011. The amount payable is based on Solaicx achieving revenues of at least $60.0 million during such time period, up to a maximum revenue target of $71.8 million, with the payout on a linear basis between those two amounts. This would entitle the former Solaicx shareholders to up to an additional $27.6 million of a combination of cash and MEMC common stock. MEMC estimated the acquisition date fair value of the contingent consideration at $26.0 million, which reflects a discount at a credit adjusted interest rate for the period of the contingency. That measure was based on significant inputs that are not observable in the market, which U.S. GAAP refers to as Level 3 inputs. Key assumptions included (i) a discount percentage and (ii) a probability adjusted level of revenue expected to be achieved by Solaicx during the period between July 1, 2010 and December 31, 2011. Since the date of the acquisition, the revenue targets have not been met and we have reduced the estimated liability associated with the contingent consideration based on our revised estimates. This reduction was recognized in the statement of operations. The former Solaicx shareholders are disputing the Company's determination that the revenue targets were not met and the matter is subject to a binding arbitration proceeding.
The primary factor which resulted in recognition of goodwill, as well as our primary reason for the acquisition of Solaicx, was that the acquisition would allow us to produce high efficiency monocrystalline solar wafers at competitive costs. All of the goodwill was assigned to the Solar Energy segment and no goodwill is deductible for U.S. income tax purposes. See Note 10 regarding discussion of the subsequent impairment of all of this goodwill.
The table below represents the allocation of the total consideration to tangible and intangible assets acquired and liabilities assumed from Solaicx based on an estimate of the fair value at the acquisition date:

In Millions
Allocation of the purchase price:
Cash and cash equivalents	$2.2
Other current assets	11.6
Property, plant and equipment, net	30.0
Goodwill	56.4
Intangible assets	21.0
Other noncurrent assets	0.4
Current liabilities	(12.2)
Long-term debt and capital lease obligations, excluding current portion	(1.3)
Other long-term liabilities	(6.4)
Total purchase price	$101.7

Acquisition related costs of $1.9 million were included in marketing and administration expense, and the amount of Solaicx’s loss of $11.2 million from the date of acquisition was included in the consolidated statement of operations for the year ended December 31, 2010 and was dilutive to earnings per share. The amount of Solaicx’s revenue included in the consolidated statement of operations for the same period was not material. See a description of intangible assets in Note 10.
Upon acquisition, Solaicx had net operating losses that would be realizable on MEMC’s consolidated U.S. tax return, subject to annual Internal Revenue Code Section 382 limitations. At December 31, 2012, we had deferred tax assets attributable to these Solaicx net operating loss carry forwards of $26.1 million and a corresponding valuation allowance of $26.1 million, reducing the net deferred tax asset for net operating losses to zero.

Derivatives and Hedging Instruments	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES AND HEDGING INSTRUMENTS
DERIVATIVES AND HEDGING INSTRUMENTS
MEMC’s hedging activities consist of:

		Assets (Liabilities or Equity) Fair Value
In millions	Balance Sheet Location	As of December 31, 2012	As of December 31, 2011
Derivatives designated as hedging:
Interest rate swaps	Accrued liabilities	$(5.0)	$(4.5)
Interest rate swaps	Accumulated other comprehensive income	$4.3	$3.9
Derivatives not designated as hedging:
Suntech warrant	Other assets	$0.2	$0.4
Currency forward contracts	Prepaid and other current assets	$0.5	$3.0
Currency forward contracts	Accrued liabilities	$(7.1)	$(1.8)
Interest rate swaps	Accrued liabilities	$—	$(1.1)
		Losses (Gain)
In millions	Statement of Operations Location	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Derivatives designated as hedging:
Net investment hedge	Other, net	$—	$—	$(17.3)
Derivatives not designated as hedging:
Suntech warrant	Decline in fair value of warrant	$0.2	$4.8	$14.0
Currency forward contracts	Other, net	$9.0	$7.4	$1.3

To mitigate financial market risks of fluctuations in foreign currency exchange rates, we utilize currency forward contracts. We do not use derivative financial instruments for speculative or trading purposes. We generally hedge transactional currency risks with currency forward contracts. Gains and losses on these foreign currency exposures are generally offset by corresponding losses and gains on the related hedging instruments, reducing the net exposure to MEMC. A substantial portion of our revenue and capital spending is transacted in the U.S. Dollar. However, we do enter into transactions in other currencies, primarily the Euro, the Japanese Yen, Canadian dollar and certain other Asian currencies. To protect against reductions in value and volatility of future cash flows caused by changes in foreign exchange rates, we have established transaction-based hedging programs. Our hedging programs reduce, but do not always eliminate, the impact of foreign currency exchange rate movements. At any point in time, we may have outstanding contracts with several major financial institutions for these hedging transactions. Our maximum credit risk loss with these institutions is limited to any gain on our outstanding contracts. As of December 31, 2012 and December 31, 2011, these currency forward contracts had net notional amounts of $320.5 million and $293.2 million, respectively.
In addition to the currency forward contracts purchased to hedge transactional currency risks, we entered into currency forward contracts during 2010 to hedge cash flow risks associated with future purchases of raw materials denominated in Euros. These forward contracts were established as cash flow hedges designed to protect against the variability in foreign currency rates between the Euro and U.S. Dollar. The cash flow hedges were accounted for using hedge accounting. As of June 30, 2011, the future purchases of raw materials associated with these cash flow hedges were no longer deemed probable and accordingly, the related gains of $14.2 million on the forward contracts were reclassified from accumulated other comprehensive (loss) income into earnings. During the 2011 third quarter, these forward contracts were liquidated, resulting in a loss of $6.6 million. There were no outstanding currency forward contracts designated as cash flow hedges as of December 31, 2012 and 2011.
We are party to three interest rate swap instruments that are accounted for using hedge accounting. These instruments are used to hedge floating rate debt and are accounted for as cash flow hedges. Under the swap agreements, we pay the fixed rate and the financial institution counterparties to the agreements pay MEMC a floating interest rate as indicated in the table below. The amount recorded in the consolidated balance sheet as provided in the table below represents the estimated fair value of the net amount that we would settle on December 31, 2012, if the agreements were transferred to other third parties or cancelled by us. The effective portion of these hedges for the year ended December 31, 2012 and 2011 were losses of $5.0 million and $4.5 million, respectively, and a gain of $5.3 million for the year ended December 31, 2010, which were recorded to other comprehensive (loss) income. There was no material ineffectiveness for the years ended December 31, 2012, December 31, 2011, and December 31, 2010, respectively.
As of December 31, 2012, we have one interest rate swap instrument that is used as an economic hedge. This instrument is used to hedge floating rate debt and is not accounted for as a cash flow hedge. Under the swap agreement, we pay the fixed rate and the financial institution counterparty to the agreement pays us a floating interest rate based on the table below. The amount recorded in the consolidated balance sheet as provided in the table below represents the estimated fair value of the net amount that we would settle on December 31, 2012 if the agreements were transferred to other third parties or cancelled by us. Because this hedge is deemed an economic hedge and not accounted for under hedge accounting, the changes in fair value are recorded to non-operating expense (income) within the consolidated statement of operations. The fair value of these hedges as of December 31, 2011 was a liability of $1.1 million. No such hedges existed prior to 2011.
A summary of all interest rate swap instruments as of December 31, 2012 are as follows:

	Notional Amount (in millions)	Fixed Rate	Variable Rate	Termination Date	Assets (Liabilities) Fair Value at December 31, 2012
					Dollars in millions
Interest rate swap #1 cash flow hedge	4.4 Euros	5.1%	Euribor plus 1.5%	6/30/2023	$(1.7)
Interest rate swap #2 cash flow hedge	1.8 Euros	5.1%	Euribor plus 1.5%	6/30/2023	(0.7)
Interest rate swap #3 cash flow hedge	32.4 Canadian Dollars	3.3%	Canadian Deposit Offering Rate	6/5/2028	(2.6)
Interest rate swap #4 economic hedge	11.5 South African Rand	5.25%	ZAR-JIBAR-SAFEX Rate	3/31/2024	—
					$(5.0)

We previously had an unconsolidated joint venture, Q-Cells SE, which was a Euro functional currency entity accounted for under the equity method, in which we invested 72.5 million Euros (approximately $105 million) in 2009. In order to manage the changes in foreign currency and any resulting gain or loss associated with this investment, we entered into a Euro currency forward contract, accounted for as a net investment hedge, for 70.0 million Euros. We received 63.5 million Euros (approximately $77 million) of our investment in the second quarter of 2010 and at the same time reduced our net investment hedge to the remaining equity investment balance. During the fourth quarter of 2010, we received the remaining balance of our investment of 5.8 million Euros (approximately $8 million). During 2010, we recognized a gain of $17.3 million on this hedge and at the same time recognized a foreign currency loss on our investment of $14.3 million. Both amounts were recorded in other, net in our statement of operations. No ineffectiveness was recognized in 2012, 2011 or 2010.
The Suntech warrant consists of a fully vested, non-forfeitable warrant to purchase common shares of Suntech which was received in 2006 at the time that we signed a long-term supply agreement with Suntech. The long-term supply agreement was terminated in the second quarter of 2011, but the termination had no impact on the warrant. The Suntech warrant exposes us to equity price risk.

Investments	12 Months Ended
Dec. 31, 2012
Investments [Abstract]
INVESTMENTS
INVESTMENTS

The carrying value of short-term and long-term investments consists of the following:

	As of December 31,
	2012	2011
In millions
Equity method investments	$23.3	$25.8
Equity investments at cost	12.9	12.5
Items measured at fair value on a recurring basis	13.4	16.2
Time deposits	0.3	0.3
Total investments	49.9	54.8
Less: short-term investments	0.3	0.3
Non-current investments	$49.6	$54.5

Equity Method Investments

We have made equity method investments, which are primarily joint ventures, totaling $43.4 million during the year ended December 31, 2012. The accounting for the investments is described below. Generally, these investments are designed to create additional capacity in our Solar Energy segment. Our aggregate remaining contractual investment commitments to our joint ventures as of December 31, 2012 is up to an additional $117.7 million. The contracts governing these joint ventures generally do not have any specific time frames for these future investments, however, we expect to fund approximately $105.0 million of these commitments in 2013.

Due to adverse solar market conditions and expected future reduced sales volumes, our equity method joint venture, Jiangsu Meike Silicon Energy Co. LTD., ("Meike" and formerly the Zhenjiang Huantai joint venture), recorded an impairment charge related to the joint venture's long-lived assets in the fourth quarter of 2011. In addition, in the fourth quarter of 2011 we determined that a loss in value in another equity method investment occurred and was other than temporary. We recorded impairment charges totaling $67.3 million on our equity method investments in 2011. During the year ended December 31, 2012, no equity method investment impairments were recorded.

Samsung Fine Chemicals Joint Venture
In February 2011, we entered into an equity method joint venture with Samsung Fine Chemicals Co. Ltd. (the "SMP JV") for the construction and operation of a new facility to produce high purity polysilicon in Ulsan, South Korea. The SMP JV will manufacture and supply polysilicon to us and to international markets. MEMC Singapore Pte. Ltd.'s. ownership interest in the joint venture is 50% and Samsung Fine Chemicals Co. Ltd. owns the other 50%.

In September 2011, we executed a Supply and License Agreement with the SMP JV under which MEMC will license and sell to the joint venture certain technology and related equipment used for producing polysilicon. We will receive proceeds under the Supply and License Agreement based on certain milestones being achieved throughout the construction, installation and testing of the equipment, which is expected to occur primarily over the next 12 months. Proceeds received from the SMP JV under the Supply and License Agreement will be recorded as a reduction in our basis in the SMP JV investment and to the extent that our basis in the investment is zero, the remaining proceeds received will be recorded as a long-term liability. To the extent the total cash proceeds received exceed the sum of our cost basis in the equipment plus our capital contributions to the SMP JV and when we have no remaining performance obligations, a net gain would be recognized on the transaction.

During the year ended December 31, 2012, under the Supply and License Agreement we made total equity contributions of $43.4 million. Since inception of the SMP JV, the proceeds received have exceeded our investment, and we recorded this as a reduction in our equity investment balance with the excess of $30.5 million recorded in long-term customer and other deposits. The cash received is recorded as an investing inflow within the consolidated statement of cash flows. As of December 31, 2012, and December 31, 2011 our investment balance in the SMP JV was $0. Our total cash commitments, inclusive of the $57.3 million invested thus far, are expected to be approximately $175.0 million through 2014. We expect our remaining cash commitments to be substantially offset by proceeds received under the Supply and License Agreement.

Equity Investments at Cost

During the years ended December 31, 2012 and 2011, we recorded an other-than-temporary impairment charge of $3.6 million and $11.6 million, respectively, associated with one of our cost method investments. The impairment was a result of the length and severity of a fair value decline below our cost basis, with no turnaround in the foreseeable future. We have assessed and determined that there have been no other events or circumstances that had a material adverse effect on our other cost method investments during this period. No similar charges were recorded in 2010.
Investments Recorded at Fair Value
At December 31, 2012, we held an investment in equity securities of a customer’s common stock, Gintech Energy Corporation ("Gintech"), acquired in connection with the execution of a long-term supply agreement. This investment is accounted for at fair value, is classified as a long-term available-for-sale investment and has a cost basis of $12.4 million.

Inventories	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
INVENTORIES
INVENTORIES
Inventories consist of the following:

	As of December 31,
	2012	2011
In millions
Raw materials and supplies	$89.1	$121.6
Goods and work-in-process	109.1	97.7
Finished goods	49.6	102.5
Total inventories	$247.8	$321.8

In connection with our 2011 Global Plan, we have realigned our operations such that we are primarily manufacturing solar wafers and sourcing solar cells and modules for internal consumption by SunEdison. As a result, effective January 1, 2012, all solar wafer, cell and module inventory is classified as goods and work in process. Finished goods inventory at December 31, 2011 in the above table includes $42.8 million of solar wafer inventory classified as finished goods.

SunEdison inventories of $27.3 million at December 31, 2012 and $58.4 million at December 31, 2011 consist of raw materials and supplies not allocated to a solar energy system. Included in the table above at December 31, 2012, we had $27.7 million of finished goods inventory held on consignment, compared to $28.5 million at December 31, 2011.
During the year ended December 31, 2012, we recorded lower of cost or market charges totaling $3.4 million to work in process and raw materials inventory, primarily related to adverse solar market pricing conditions.
Due to adverse solar market conditions and related price decreases, which led to the reduction of solar wafer production at our Kuching, Malaysia and Portland, Oregon plants and the shuttering of our Merano, Italy plant, we recorded lower of cost or market charges on our raw materials and supplies inventory of $53.7 million, in the year ended December 31, 2011. No such charges were recorded in the year ended December 31, 2010. In addition to the raw materials and supplies inventory charges, we recorded charges of approximately $30.2 million, and $0.4 million, respectively, for goods and work-in-process in the years ended December 31, 2011 and December 31, 2010. Further, we recorded charges for finished goods inventory primarily related to the adverse solar market conditions which led to underutilization of our Kuching solar wafering plant in the amount of $29.7 million and $2.1 million, respectively, for the years ended December 31, 2011 and December 31, 2010.
Due to the earthquake in Japan on March 11, 2011, wafer production in our semiconductor wafer plant in Japan was suspended from that time through April 12, 2011. Due to the unplanned downtime, we recorded a total of $14.9 million of adjustments during the year ended December 31, 2011 as period charges to cost of goods sold for the under absorption of production costs. We recorded no similar adjustments for the years ended December 31, 2012 and December 31, 2010.

Solar Energy Systems Held for Development and Sale	12 Months Ended
Dec. 31, 2012
Solar Energy Systems Held For Development and Sale [Abstract]
SOLAR ENERGY SYSTEMS HELD FOR DEVELOPMENT AND SALE
SOLAR ENERGY SYSTEMS HELD FOR DEVELOPMENT AND SALE
Solar energy systems held for development and sale consist of the following:

	As of December 31,
	2012	2011
In millions
Under development	$133.8	$193.5
Systems held for sale	—	179.5
Total solar energy systems held for development and sale	$133.8	$373.0

Property, Plant and Equipment (Including Consolidated VIEs)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT (INCLUDING CONSOLIDATED VIEs)
PROPERTY, PLANT AND EQUIPMENT (INCLUDING CONSOLIDATED VIEs)
Property, plant and equipment consists of the following:

	As of December 31,
	2012	2011
In millions
Land	$6.1	$6.5
Software	31.1	31.2
Buildings and improvements	320.5	404.7
Machinery and equipment	1,605.5	1,470.6
Solar energy systems	1,306.5	896.2
	3,269.7	2,809.2
Less accumulated depreciation	(964.1)	(851.8)
	2,305.6	1,957.4
Construction in progress – non solar energy systems	141.4	155.5
Construction in progress – solar energy systems	226.0	280.2
Total property, plant and equipment, net	$2,673.0	$2,393.1

We recorded asset impairment charges of $20.0 million for the year ended December 31, 2012, primarily related to solar wafer machinery and equipment. These charges are reflected in the long-lived asset impairment charges in our consolidated statement of operations. We obtained title to a chlorosilanes plant as part of the settlement with Evonik, which resulted in $31.7 million of income on the consolidated statement of operations in the fourth quarter of 2012.

Due to the downturn in solar market conditions, we performed an asset impairment analysis of the polysilicon production assets at our shuttered Merano, Italy facility, as well as solar wafering assets at our Portland, Oregon, Kuching, Malaysia and St. Peters, Missouri facilities in the fourth quarter of 2011. As a result of this analysis, we recognized asset impairment charges of $354.7 million during the year ended December 31, 2011, which were recorded in the long-lived asset impairment charges in our consolidated statement of operations. No similar charges were recorded during the year ended December 31, 2010.

The polysilicon manufacturing assets at our shuttered Merano, Italy facility were impaired at December 31, 2011 and written down to their net realizable salvage value, which was based primarily on an appraisal. For our solar wafering assets, we estimated the fair value of the asset group using discounted expected cash flows and recorded an impairment charge during 2011 because the net carrying value of the asset group exceeded its fair value. The value of these assets deteriorated because of the significant market price declines and we ceased or scaled back manufacturing operations due to changes in future service potential. We developed our expected cash flows based on assumptions that were consistent with our then current and forecast operating plans, which are considered Level 3 inputs in the fair value hierarchy. Cash flows cover a time period that coincides with the estimated remaining useful life of the primary assets and a probability factor was assigned to each cash flow scenario to derive the expected present value based on a risk-free discount rate.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS
The carrying values of intangible assets at December 31, 2012 and December 31, 2011 are as follows:

		December 31, 2012			December 31, 2011
Dollars in millions	Weighted Average Amortization Period	Gross Carrying Amount	Accumulated Amortization or Allocated to Solar Energy System	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization or Allocated to Solar Energy System	Net Carrying Amount
Amortizable intangible assets:
Favorable energy credits	7	$14.2	$(9.0)	$5.2	$14.2	$(6.1)	$8.1
Customer relationships(1)	6	5.7	(2.4)	3.3	5.7	(1.6)	4.1
Trade name	15	4.1	(0.9)	3.2	4.1	(0.6)	3.5
Internally developed software	4	1.3	(1.3)	—	1.7	(1.0)	0.7
Developed technology(1)	5	12.0	(6.0)	6.0	13.9	(5.5)	8.4
Non-compete agreement	1	1.2	(1.2)	—	1.2	(0.4)	0.8
Total amortizable intangible assets		$38.5	$(20.8)	$17.7	$40.8	$(15.2)	$25.6
Indefinite lived assets:
In-process technology(1)	Indefinite	$0.9	$—	$0.9	$1.5	$—	$1.5
Power plant development arrangements(2)	Indefinite	143.3	(47.7)	95.6	143.3	(21.2)	122.1
Total indefinite lived assets		$144.2	$(47.7)	$96.5	$144.8	$(21.2)	$123.6
____________________

(1)
These intangibles represent the amounts acquired in the SunEdison, Solaicx and other acquisitions. The useful life for in-process technology will be determined once the research and development process is complete and, at that time, amortization of the asset will begin.

(2)
Power plant development arrangements are allocated to the solar energy system (property, plant and equipment or inventory) upon completion of the related solar energy systems stemming from the backlog at the date of acquisition. Depending on the classification of the system, held for development and sale or property, plant and equipment will determine whether the intangible is amortized to cost of goods sold or to depreciation expense. Includes $82.6 million, net of amortization, acquired in the FRV U.S. acquisition.

In 2012, 2011 and 2010, we recognized amortization expense of $34.6 million, $9.4 million and $5.9 million, respectively. We incurred impairment charges of $1.2 million and $6.6 million, primarily on our developed technology intangible assets, for the years ended December 31, 2012 and 2011, respectively. No similar charges were recorded in 2010.
We expect to recognize annual expense on our amortizable intangible assets as follows:

	2013	2014	2015	2016	2017
In millions
Amortization	$6.9	$4.4	$1.7	$1.2	$0.5

Goodwill Impairments
In 2011, the entire carrying amount of Goodwill was impaired and was recorded to goodwill impairment charges in the consolidated statement of operations.

During 2011, the Solar Energy segment included the Solar Materials reporting unit and the former Solar Energy reporting unit, both of which carried a goodwill balance. We perform our annual goodwill impairment test on December 1 of each year, however, due to deteriorating economic conditions in the solar industry, we performed an interim impairment analysis in the quarter ended September 30, 2011. During the interim period ended September 30, 2011, we evaluated whether impairment indicators existed which would require a detailed test of goodwill for impairment as of an interim date. As of September 30, 2011, our net book value was significantly above the market capitalization of our common stock. During June 2011 and continuing through September 2011, we observed a strong correlation between the decline in our market capitalization and the decline in pricing in the solar wafer market, caused by an overall softening of demand in the solar materials supply chain. We evaluated the following items, among others, in determining whether there were impairment indicators requiring an evaluation of goodwill impairment as of an interim date: the impact of solar wafer price declines on our Solar Materials reporting unit and on our raw material costs for our Solar Energy reporting unit; advanced materials technologies at our Solar Materials reporting unit; the financial performance of each reporting unit in fiscal year 2011 to date; and our internal forecast data. We determined that there were indicators of potential impairment due to the items previously mentioned and the sustained decline in our common stock price resulting in a market capitalization below book value. Based on the above, we determined that there was a triggering event, which required us to perform a Step 1 goodwill impairment analysis for the interim period ended September 30, 2011 on both the Solar Materials and Solar Energy reporting units' goodwill.

We prepared a discounted cash flow (“DCF”) model for each of the reporting units to assess the recoverability of the goodwill using significant unobservable inputs (Level 3), which we then reconciled to our average market capitalization over a reasonable period of time, which included a control premium supported by recent transactions, as of September 30, 2011. For our DCF models, we used inputs we believed a market participant would use, including earnings projections and other cash flow assumptions over future periods plus a terminal value assuming a long-term growth rate. We believe the DCF model represents a reliable valuation method for this purpose because it reflects the information a market participant would likely use to value each of the reporting units.

Solar Materials reporting unit

In performing this test for our Solar Materials reporting unit, we made a downward revision in the forecasted cash flows as a result of a decrease in the market price for silicon products and weaker demand for solar products. Our analysis also included considerations of our market capitalization. Based on the results of our analysis in which we estimated the fair value of the goodwill as of September 30, 2011, we concluded that the carrying value of goodwill exceeded its fair value and, as a result, recorded an impairment charge totaling $56.4 million during the quarter ended September 30, 2011. This impairment charge was entirely associated with our Solaicx acquisition completed in July 2010 and represented the full carrying value of the goodwill related to the Solar Materials reporting unit.

Solar Energy reporting unit

Based on the impairment test performed during the interim period, it was determined that there was no impairment of goodwill of the Solar Energy reporting unit as of September 30, 2011 given that the estimated fair value of the Solar Energy reporting unit based on our forecast was in excess of its carrying value. Management's assumptions were based on an analysis of current and expected future economic conditions and the updated strategic plan for this reporting unit. Key assumptions in the calculation of fair value were the discount rate, growth rates in sales and profit margins and long-term cash forecasts, as well as our reconciliation to our market capitalization. The assumptions used in our valuation model included projected growth of our business including pipeline and new business, expected cost reductions and future price declines. We utilized a discount rate which we believed was commensurate with the then current volatility in earnings and cash flows in the solar industry. The estimated fair value of the Solar Energy reporting unit at September 30, 2011 based on our forecast, after analyzing various data points, including our market capitalization, was in excess of the carrying value.

During the three months ended December 31, 2011, conditions in the solar industry continued to decline, including selling prices of solar energy systems. These declines were due to continued softening in demand for the systems, including recent announcements of decreases in government funded solar energy subsidies. We believe these economic factors caused our market capitalization to deteriorate during the three months ended December 31, 2011. We performed an updated analysis to estimate the fair value of our Solar Energy reporting unit, which included a reconciliation by reporting unit to our market capitalization. The carrying value was in excess of fair value requiring a Step 2 analysis to be performed. The Step 2 goodwill impairment analysis required that we estimate the fair values of all assets and liabilities and compare the resulting net assets to our estimated fair value of the reporting unit. The estimate of fair values included Level 1, 2 and 3 inputs and included assumptions such as the replacement cost of property, plant and equipment, sales value of inventories and work-in-process and debt fair values based on rates a market participant would use. Based on this analysis, the estimated fair value of the Solar Energy reporting unit was determined to be below the estimated fair value of the net assets and goodwill was estimated to be zero. Therefore, we impaired the goodwill of the Solar Energy reporting unit of $384.1 million in the three month period ended December 31, 2011. After this impairment charge, which included goodwill associated with the acquisitions of SunEdison, FRV U.S., and three other 2011 acquisitions, the goodwill balance was zero as of December 31, 2011.

Changes in goodwill for the year ended December 31, 2011 are as follows:

In millions	January 1, 2011	Acquisitions (see Note 4)	Impairments	December 31, 2011
Solar Energy	$342.7	$97.8	$(440.5)	$—
Total	$342.7	$97.8	$(440.5)	$—

Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2012
Debt and Capital Lease Obligations [Abstract]
DEBT AND CAPITAL LEASE OBLIGATIONS
DEBT AND CAPITAL LEASE OBLIGATIONS
Debt (including consolidated VIEs) and capital lease obligations outstanding consist of the following:

	As of December 31, 2012			As of December 31, 2011
	Total Principal	Current and Short-Term	Long-Term	Total Principal	Current and Short-Term	Long-Term
In millions
Non-Solar energy system debt and capital leases:
Senior notes	$550.0	$—	$550.0	$550.0	$—	$550.0
Second lien term loan, including amortization of discount	196.1	—	196.1	—	—	—
Long-term notes	16.0	3.4	12.6	21.4	3.7	17.7
Total Non-Solar energy system debt and capital leases	$762.1	$3.4	$758.7	$571.4	$3.7	$567.7
Solar energy system debt, financings and capital leaseback obligations:
Short-term debt, weighted average interest rate of 6.47% and 6.23%, respectively	$14.7	$14.7	$—	$77.2	$77.2	$—
System construction and term debt	271.3	61.3	210.0	305.8	27.9	277.9
Capital leaseback obligations	93.3	7.5	85.8	107.8	13.3	94.5
Financing leaseback obligations	1,107.2	14.3	1,092.9	837.0	8.4	828.6
Other system financing transactions	119.7	—	119.7	27.6	17.4	10.2
Total Solar energy system debt, financings and capital leaseback obligations	$1,606.2	$97.8	$1,508.4	$1,355.4	$144.2	$1,211.2
Total debt outstanding	$2,368.3	$101.2	$2,267.1	$1,926.8	$147.9	$1,778.9

Non-Solar Energy System Debt and Capital Leases

Senior Notes

On March 10, 2011, we issued $550.0 million of 7.75% Senior Notes due April 1, 2019 ("2019 Notes"). We incurred $13.8 million in debt issuance costs, which is amortized into the consolidated statement of operations over the eight year term. The 2019 Notes were sold at a price equal to 100% of the principal amount thereof. The interest on the 2019 Notes is payable semi-annually, in cash in arrears, on April 1 and October 1, commencing October 1, 2011. We may redeem the 2019 Notes at our option, in whole or in part, at any time on or after April 1, 2014, upon not less than 30 nor more than 60 days notice at the redemption prices (expressed as percentages of the principal amount to be redeemed) set forth below, plus any accrued and unpaid interest and additional interest, if any, to the redemption date, if redeemed during the 12-month period beginning on April 1 of the years indicated below.

Year	Price
2014	105.813%
2015	103.875%
2016	101.938%
2017 and thereafter	100.000%

If a change of control of MEMC occurs, each holder of the 2019 Notes will have the right to require us to repurchase all or any part of that holder's notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, to the date of the repurchase.

The 2019 Notes are guaranteed by certain of MEMC's domestic subsidiaries (the “guarantors”). The 2019 Notes are senior unsecured obligations and are subordinated to all of our and the guarantors' existing and future secured debt.

The indenture governing the 2019 Notes contains covenants that limit our and our subsidiaries' ability, subject to certain exceptions and qualifications, (i) to make certain asset sales, (ii) to make other restricted payments and investments, (iii) to incur indebtedness and issue preferred stock, (iv) to declare dividends, (v) to make other payments affecting restricted subsidiaries, (vi) to enter into certain transactions with affiliates, and (vii) to merge, consolidate or sell substantially all of our assets. These covenants are subject to a number of qualifications and limitations, and in certain situations, a cross default provision.

In addition, the indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among other things: failure to make payments on the 2019 Notes when due, failure to comply with covenants under the indenture, failure to pay other indebtedness or acceleration of maturity of other indebtedness, failure to satisfy or discharge final judgments and occurrence of bankruptcy events. As of December 31, 2012, we were in compliance with all covenants in the indenture governing the 2019 Notes.
Revolving Credit Facility
Our corporate revolving credit facility with Bank of America, N.A. has an aggregate principal amount of $400.0 million (the “Credit Facility”).
The Credit Facility has a term of three years and expires in March of 2014. Our obligations under the facility are guaranteed by certain domestic subsidiaries of MEMC. Our obligations and the guaranty obligations of the subsidiaries are secured by liens on and security interests in substantially all present and future assets of MEMC and the subsidiary guarantors, including a pledge of the capital stock of certain domestic and foreign subsidiaries of MEMC.
Interest under the Credit Facility will accrue, depending on the type of borrowing, at the base rate (in the case of base rate loans and swing line loans) or the eurocurrency rate (in the case of eurocurrency rate loans), plus, in each case, an applicable rate that varies from (currently 3.75%) for the eurocurrency rate to (currently 2.75%) for the base rate, depending on our consolidated leverage ratio. Interest is due and payable in arrears at the end of each interest period (no less than quarterly) and on the maturity date of the Credit Facility. Principal is due on the maturity date. Commitment fees of 0.50% are payable quarterly on the unused portion of the aggregate commitment of $400 million. Letter of credit fees are payable quarterly on the daily amount available to be drawn under a letter of credit at an applicable rate that varies (currently 2.75%), depending on our consolidated leverage ratio.
On February 28, 2012, we amended our Credit Facility to reduce our expected minimum liquidity covenant of $500 million to $450 million and $350 million for the first and second quarters of 2012, respectively.
On May 8, 2012, we further amended our Credit Facility to allow for a consolidated leverage ratio of not greater than 3.0 to 1.0 for the second and third quarters of 2012 and to set our minimum liquidity covenant at $400 million for the third quarter of 2012. In the fourth quarter of 2012, our consolidated leverage ratio covenant reverted back to 2.5 to 1.0, and our minimum liquidity covenant under this facility will require a minimum liquidity amount based on our trailing twelve month consolidated EBITDA. Our minimum liquidity covenant amount will be $500 million in the event our trailing twelve month consolidated EBITDA is less than $400 million. In the event the trailing twelve month consolidated EBITDA is greater than or equal to $400 million and less than $600 million, our minimum liquidity amount will be $400 million. In the event it is greater than or equal to $600 million and less than $850 million, our minimum liquidity will be $300 million. Finally, if our trailing twelve month consolidated EBITDA is greater than or equal to $850 million, then no minimum liquidity amount is required. The interest rates on borrowings under the Credit Facility were also amended to the eurocurrency rate plus 3.75% and the base rate plus 2.75%, as applicable. The Credit Facility was also amended to permit us to incur up to $250 million of convertible or subordinated unsecured indebtedness, subject to compliance with certain conditions.
In order to accommodate the Term Loan described below, the Credit Facility was further amended on September 28, 2012. We incurred $2.0 million in debt issuance costs, which is amortized into the condensed consolidated statement of operations and comprehensive (loss) income over the remaining term of the Credit Facility. There were no changes to the maximum capacity or stated interest rate as part of the amendment, although the Credit Facility lenders and Term Loan lenders entered into a customary intercreditor agreement.
The Credit Facility contains representations, covenants and events of default typical for credit arrangements of comparable size, including maintaining a consolidated leverage ratio and a variable minimum liquidity amount.  The Credit Facility also contains a customary material adverse effects clause and a cross default clause. The cross default clause is applicable to defaults on other indebtedness in excess of $35.0 million, excluding our non-recourse indebtedness. Our liquidity position was in excess of the minimum liquidity amount by $350.7 million and our consolidated leverage ratio was 1.8 at December 31, 2012.
During 2012 and 2011 we had no borrowings outstanding under this facility, although we had approximately $121.8 million and $173.0 million, respectively, of outstanding third party letters of credit backed by this facility at each year end, which reduces the available capacity.  Therefore, funds available under this facility were $278.2 million and $227.0 million as of December 31, 2012 and December 31, 2011, respectively. We were in compliance with all covenants under this facility at December 31, 2012.
Long-term Notes
Long-term notes at December 31, 2012 totaling $16.0 million are owed to a bank by our Japanese subsidiary, are guaranteed by MEMC, and are secured by the property, plant and equipment of our Japanese subsidiary. These loans mature in years ranging from 2013 to 2017. The guarantees would require us to satisfy the loan obligations in the event that the Japanese subsidiary failed to pay such debt in accordance with its stated terms.
Second Lien Term Loan Credit Agreement
During the third quarter of 2012, we entered into a Second Lien Credit Agreement ("Term Loan") with Goldman Sachs Bank USA and Deutsche Bank Securities Inc. providing for a term loan maturing on October 2, 2017, in an aggregate principal amount of $200.0 million, with a 2.0% discount to par for proceeds of $196.0 million. Additionally, we incurred $10.8 million in debt issuance costs, which are amortized into the condensed consolidated statement of operations and comprehensive (loss) income over the 5 year term. Interest under the Term Loan will accrue, depending on the type of borrowing, at the base rate or the eurocurrency rate, with a floor of 1.50%, plus an applicable rate equal to 9.25% for the eurocurrency rate and 8.25% for the base rate. Interest is due and payable in arrears at the end of each interest period, no less than quarterly, and on the maturity date. As of December 31, 2012, the current interest rate on the Term Loan is 10.75%.

The obligations under the Term Loan are guaranteed by certain of our domestic subsidiaries pursuant to a guaranty agreement executed by each such subsidiary. Our obligations and the guaranty obligations of the subsidiaries are secured by second priority liens on and security interests in substantially all of our present and future assets and the assets of the subsidiary guarantors, including a pledge of the capital stock of domestic and foreign subsidiaries.

We may elect to prepay amounts due under the Term Loan with prior notice to the administrative agent. Any voluntary prepayments made on or prior to March 31, 2014 are subject to yield maintenance payments to the lenders in an amount not less than 3.0% of the principal amount then being prepaid. Voluntary prepayments made after March 31, 2014 but on or prior to March 31, 2015 are subject to a call premium of 3.0% of the principal amount then being prepaid. The call premium reduces to 1.0% for prepayments made after March 31, 2015 but on or prior to March 31, 2016. We may make prepayments after March 31, 2016 without penalty.

Similar to the revolving Credit Facility with Bank of America, N.A. (discussed above), the Term Loan contains affirmative and negative covenants. These include but are not limited to limiting the company's and certain of our subsidiaries' ability, subject to certain exceptions and qualifications, to (i) create, incur, assume or suffer any liens on assets or revenues, (ii) make other restricted payments and investments, (iii) incur indebtedness, (iv) make certain transactions with affiliates, (v) merge, consolidate or sell/dispose of assets, (vi) enter into burdensome agreements, (vii) engage in any material line of business different from current lines, or (viii) prepay indebtedness or amend indebtedness that aversely impacts the Term Loan lenders. These covenants are subject to a number of qualifications and limitations.

Additionally, the Term Loan has financial covenants requiring a consolidated leverage ratio of 3.0 to 1.0 on December 31, 2012 and minimum liquidity levels depending on our trailing twelve-month consolidated earnings before interest, taxes, depreciation, and amortization (EBITDA). Our minimum liquidity covenant amount will be $400 million in the event our trailing twelve month consolidated EBITDA is less than $400 million. In the event the trailing twelve month consolidated EBITDA is greater than or equal to $400 million and less than $600 million, our minimum liquidity amount will be $300 million. In the event it is greater than or equal to $600 million and less than $850 million, our minimum liquidity will be $200 million. Finally, if our trailing twelve month consolidated EBITDA is greater than or equal to $850 million, then no minimum liquidity amount is required. As of December 31, 2012, we were in compliance with all covenants of the Term Loan.

Solar Energy System Debt, Financings and Capital Leaseback Obligations
Our solar energy systems for which we have short-term and long-term debt, capital leaseback and finance obligations are included in separate legal entities. Of this total debt outstanding, $1,562.9 million relates to project specific non-recourse financing that is backed by solar energy system operating assets. This debt has recourse to those separate legal entities but no recourse to MEMC or SunEdison under the terms of the applicable agreements. The recourse finance obligations above are fully collateralized by the related solar energy system assets. These obligations may also include limited guarantees by MEMC or SunEdison related to operations, maintenance and certain indemnities.

Short–term Debt

On September 30, 2011, SunEdison amended and restated its non-recourse project construction financing revolver, which has a term of three years, from $50.0 million to $300.0 million. Interest on borrowings under the agreement will be based on our election at LIBOR plus an applicable margin (currently 3.50%) or at a defined prime rate plus an applicable margin (currently 2.50%). The construction financing revolver also requires SunEdison to pay various fees, including a commitment fee (currently 1.10%). The construction financing revolver will be used to support the construction costs of utility and rooftop solar energy systems throughout the U.S. and Canada. The construction loans are non-recourse debt to entities outside of the project company legal entities that subscribe to the debt and is secured by a pledge of the collateral, including the project contracts and equipment. This revolver also includes a customary material adverse effects clause whereby a breach may disallow a future draw but not acceleration of payment. This revolver also maintains a cross default clause whose remedy, among other rights, includes the right to restrict future loans as well as the right to accelerate principal and interest payments. Because this is non-recourse financing, covenants relate specifically to the collateral amounts and transfer of right restrictions.

During 2012, due to various amendments and lenders entering and exiting the facility, the non-recourse construction financing revolver capacity was lowered from $300.0 million to $150.0 million. Under the terms of the amendments, if our Corporate Family or Corporate Credit Rating for Moody's Investors Service ("Moody's") falls below "B1" or our Standard and Poor ("S&P") rating falls below "B+", we will be required to post, at our election, a letter of credit or surety bond equal to 15.0% of the total outstanding balance in order to continue to make additional borrowings under this facility. As of December 31, 2012, our ratings were "B3" and "BB" for Moody's and S&P respectively. Because our Corporate Family Rating for Moody's was below "B1", a letter of credit equal to 15.0% of the $7.4 million outstanding balances was posted as of December 31, 2012. Additionally, $3.9 million of deferred financing fees were charged to interest expense during the second quarter of 2012, as a result of the amendments made to our non-recourse project construction financing revolver. No similar charges were incurred in the comparable period of 2011 or 2010.

As of December 31, 2012 and December 31, 2011, there was $7.4 million and $77.2 million, respectively, outstanding on this construction revolver.

In the event additional construction debt is needed and the remainder of the original capacity is not renewed or replaced, we have the ability to draw upon the available capacity of our revolving credit facility (discussed above). In the event we cannot renew, replace or backfill the remainder of the original capacity with other financing or have adequate net working capital, such inability to fund future projects may have an adverse impact on our business growth plans, financial position and results of operations.
System Construction and Term Debt

SunEdison typically finances its solar energy projects through project entity specific debt secured by the project entity's assets (mainly the solar energy system) with no recourse to MEMC or SunEdison. Typically, these financing arrangements provide for a construction loan, which upon completion will be converted into a term loan, and generally do not restrict the future sale of the project entity to a third party buyer. On December 31, 2012, SunEdison had system construction and term debt outstanding of $271.3 million. Of this amount, $188.7 million relates to variable rate debt with interest rates that are tied to either the London Interbank Offered Rate, the Euro Interbank Offer Rate, the Canadian Dollar Offered Rate or the PRIME rate. The variable interest rates have primarily been hedged by our outstanding interest rate swaps as discussed in Note 5. The interest rates on the remaining construction and term debt range from 3.0% to 12.0%. The maturities range from 2013 to 2033 and these facilities are collateralized by the related solar energy system assets with a carrying amount of $80.5 million.

During the second quarter of 2012, we violated covenants of two non-recourse solar energy system loans totaling $24.1 million as a result of the devaluation of the local currency (Indian Rupee). On September 28, 2012, we obtained a waiver from the lender for the covenant violations, which has a grace period until November 20, 2013. During the grace period, the debt will be classified as short-term debt.  We can make no assurances that the covenants will be met after the grace period. The solar energy systems for these two project companies collateralize the loans and there is no recourse outside of these project companies.

Capital Leaseback Obligations

We are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us. On December 31, 2012, SunEdison had $93.3 million of capital lease obligations outstanding. Generally, this classification occurs when the term of the lease is greater than 75% of the estimated economic life of the solar energy system and the transaction is not subject to real estate accounting. The terms of the leases are typically 25 years with certain leases providing terms as low as 10 years and providing for early buyout options. The specified rental payments are based on projected cash flows that the solar energy system will generate. Since the SunEdison acquisition date on November 20, 2009, SunEdison has not entered into any arrangements that have resulted in accounting for the sale leaseback as a capital lease.
Financing Leaseback Obligations
As more fully described in Note 2, Revenue Recognition - Financing arrangements, in certain transactions we account for the proceeds of sale leasebacks as financings, which are typically secured by the solar energy system asset and its future cash flows from energy sales, but without recourse to MEMC or SunEdison under the terms of the arrangement. The structure of the repayment terms under the lease results in negative amortization throughout the financing period, and we therefore recognize the lease payments as interest expense. The balance outstanding for sale leaseback transactions accounted for as financings as of December 31, 2012 is $1,107.2 million, which includes the below mentioned transactions. The maturities range from 2021 to 2037 and are collateralized by the related solar energy system assets with a carrying amount of $1,105.8 million.

On March 31, 2011, one of SunEdison's project subsidiaries executed a master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by SunEdison. The total capacity under this agreement is $120.0 million, of which $68.0 million is outstanding and $52.0 million is available as of December 31, 2012. The specified rental payments will be based on projected cash flows that the solar energy systems will generate.

On September 24, 2012, one of SunEdison's project subsidiaries executed a master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by SunEdison. The total capacity under this agreement was $52.5 million, of which $26.9 million is outstanding and $25.6 million was available as of December 31, 2012. The specified rental payments will be based on projected cash flows that the solar energy systems will generate.
Other System Financing Transactions

Other system financing transactions represent the cash proceeds that SunEdison received in connection with an executed solar energy system sales contract that has not met the sales recognition requirements under real estate accounting and has been accounted for as a financing. Included in other system financing is $17.6 million of proceeds collected under three separate solar energy system sales agreements with the buyer that provides the buyer with a put option that could become an obligation in the event that we are unable to fulfill certain performance warranties set to expire during 2015. The remaining portion of other system financings of $102.1 million relates to cash proceeds received in connection with separate solar energy system sales contracts for which SunEdison has substantial continuing involvement. There are no principal or interest payments associated with these transactions. Of the $102.1 million, $39.5 million relates to two projects sold in Italy which did not meet the requirements to record revenue due to an indemnification that expires in 2016. The remaining amount relates to six projects sold in the United States, Korea, and Canada.

Other Facilities

Other Financing Commitments
We have short-term committed financing arrangements of approximately $32.3 million at December 31, 2012, of which there were no short-term borrowings outstanding as of December 31, 2012. Of this amount, $13.5 million is unavailable because it relates to the issuance of third party letters of credit. Interest rates are negotiated at the time of the borrowings.

During the years ended December 31, 2012 and 2011, we capitalized $19.9 million and $18.1 million of interest to the consolidated balance sheet, respectively.

Maturities
The aggregate amounts of payments on long-term debt, excluding financing leaseback obligations, after December 31, 2012 are as follows:

	2013	2014	2015	2016	2017	Thereafter	Total
In millions
Maturities of long-term debt (a)	$64.6	$30.8	$28.6	$51.0	$206.7	$771.2	$1,152.9

(a) Included in maturities of long-term debt is $119.7 million of maturities relating to other system financing transactions that represent the contract price for solar energy systems under existing sales contracts that contain certain contractual provisions that preclude sale treatment under real estate accounting rules. We account for these transactions as financings of $17.6 million and $102.1 million that will mature upon the expiration of the contractual provisions that preclude sale treatment in years 2015 and thereafter, respectively. These could become payment obligations in the event we default under the executed sales agreement, and the buyer may execute its contractual option to put (sell) the project back to SunEdison for a full refund of the contract price.

The aggregate amounts of payments on capital leases after December 31, 2012 are as follows:

In millions
2013	$9.8
2014	6.6
2015	5.3
2016	5.7
2017	5.8
Thereafter	90.9
Total minimum lease payments	124.1
Less amounts representing interest	(30.8)
Present value of minimum lease payments	93.3
Less current portion of obligations under capital leases	(7.5)
Noncurrent portion of obligations under capital leases	$85.8

The aggregate amounts of minimum lease payments on our financing leaseback obligations are $890.2 million. Payments from 2013 through 2017 are as follows:

In millions	2013	2014	2015	2016	2017
Minimum lease payments	$60.5	$48.5	$46.4	$42.9	$40.9

Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
STOCKHOLDERS’ EQUITY
STOCKHOLDERS’ EQUITY
Preferred Stock
We have 50.0 million authorized shares of $.01 par value preferred stock and no preferred shares issued and outstanding as of December 31, 2012 and 2011. The Board of Directors is authorized, without further action by the stockholders, to issue any or all of the preferred stock.
Common Stock
Holders of our $.01 par value common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. Subject to the rights of any holders of preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared by the Board of Directors. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to share ratably in the distribution of all assets remaining after payment of liabilities, subject to the rights of any holders of preferred stock. The declaration and payment of future dividends on our common stock, if any, will be at the sole discretion of the Board of Directors and is subject to restrictions as contained in the amended and restated credit facility (see Note 11). There were no dividends declared or paid during the years ended December 31, 2012, 2011 and 2010.
On November 20, 2009, we completed the acquisition of SunEdison by paying a portion of the consideration in 3.8 million shares of MEMC common stock with an acquisition date fair value of $45.8 million and providing contingent consideration. The value of the shares was based upon the closing price of MEMC’s common stock at the date of acquisition, or $12.08. On February 1, 2011, MEMC issued 2.1 million shares of MEMC common stock in connection with the SunEdison contingent consideration payout.
Our Board of Directors has approved a $1.0 billion stock repurchase program. The stock repurchase program allows MEMC to purchase common stock from time to time on the open market or through privately negotiated transactions using available cash. The specific timing and amount of repurchases will vary based on market conditions and other factors and may be modified, extended or terminated by the Board of Directors at any time. No shares were repurchased in 2012, 2011, or 2010 under the stock repurchase program. From inception through December 31, 2012, we have repurchased 9.0 million shares at a total cost of $448.0 million.
Redeemable Noncontrolling Interest

On June 27, 2012, we issued redeemable common stock in certain consolidated subsidiaries to a non affiliated third party representing a 15% noncontrolling interest in those consolidated subsidiaries. We received cash proceeds of $11.4 million in 2012 as consideration for the redeemable stock issuance, which was initially measured and reported net of stock issuance costs of $1.4 million in the temporary equity section on the consolidated balance sheet as Redeemable Noncontrolling Interest. Under the terms of the arrangement, the noncontrolling interest holder has an option to make additional investments up to an aggregate of approximately $55 million. The noncontrolling interest holder also has a contingent right to require us to repurchase the holder's 15% interest at a redemption price that does not represent fair value. The noncontrolling interest becomes redeemable at the earlier of (i) April 15, 2019 or (ii) the occurrence of certain contingent events, including those that are not solely within the control of the company. Accordingly, we have adjusted the redeemable noncontrolling interest to its expected redemption value, resulting in a $1.6 million reduction to retained earnings as of December 31, 2012.
Stock-Based Compensation
We have equity incentive plans that provide for the award of non-qualified stock options, restricted stock, performance shares, and restricted stock units to employees, non-employee directors and consultants. We issue new shares to satisfy stock option exercises. As of December 31, 2012, there were 5.1 million shares authorized for future grant under these plans. Options to employees are generally granted upon hire and annually or semi-annually, usually with four-year ratable vesting, although certain grants have three, four or five-year cliff vesting. No option has a term of more than 10 years. The exercise price of stock options granted has historically equaled the market price on the date of the grant.
The following table presents information regarding outstanding stock options as of December 31, 2012 and changes during the year then ended with regard to stock options:

	Shares	Weighted- Average Exercise Price	Aggregate Intrinsic Value (in millions)	Weighted- Average Remaining Contractual Life
Beginning of year	17,066,401	$19.21
Granted *	16,119,890	2.82
Exercised	—	—
Forfeited	(6,090,871)	11.59
Expired	(5,684,301)	30.20
End of year	21,411,119	$6.12	$7.7	8
Options exercisable at year-end	2,940,515	$17.50	$7.5	6

* Included in the 16,119,890 options granted in 2012 is the 9.4 million market based awards issued to select employees, including senior executives, excluding the chief executive officer.

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between our closing stock price on the last trading day of 2012 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2012. This amount changes based on the fair market value of our stock. There were no material amounts of option exercises and related cash receipts or tax benefits realized for 2012, 2011 or 2010.

At our May 25, 2012 annual meeting of stockholders, stockholders approved amendments to our equity incentive plans to permit a one-time stock option exchange program pursuant to which certain employees, excluding directors and executive officers, would be permitted to surrender for cancellation certain outstanding stock options with an exercise price substantially greater than our then current trading price in exchange for fewer stock options at a lower exercise price. The option exchange program commenced on July 17, 2012 and closed on August 17, 2012. The number of new stock options replacing surrendered eligible options was determined by an exchange ratio dependent on the exercise price of the original options and constructed to result in the new option value being approximately equal to the value of surrendered options. The program was designed to cause us to incur minimal incremental stock-based compensation expense in future periods. The option exchange resulted in the cancellation of 6.9 million old options and the issuance of 2.0 million new options with an award date of August 20, 2012 and a new exercise price of $2.77 per share. The cancelled options are reflected in the rollforward above as either forfeited or expired, depending on whether or not the old options were vested or not. New options issued in the exchange will vest over a two or three year period depending on whether the surrendered options were fully or partially vested. The incremental fair value created under the stock option exchange was $0.2 million, and this cost will be recognized on a straight line basis over the two or three year vesting period. The compensation cost of the original awards will continue to be expensed under the original vesting schedule.

During the third quarter 2012, we granted an aggregate of 9.4 million options with a 10-year contractual term to select employees, including senior executives, excluding the chief executive officer. The options will vest in three tranches one year after MEMC stock achieves the following three price hurdles for 30 consecutive calendar days: $7.00, $10.00 and $15.00. If the individual price hurdles are not met within five years of the grant date, the options tied to that individual price hurdle will be cancelled. The grant date fair value of these awards was $11.0 million and this compensation cost will be expensed on a straight line basis over the service period of each separately identified tranche. The grant date fair value was calculated for these awards using a probabilistic approach under a Monte Carlo simulation taking into consideration volatility, interest rates and expected term. Because the vesting of these awards is based on stock price performance (i.e. a market condition), it is classified as an equity award. The market price hurdles were not met during 2012.
Our weighted-average assumptions are as follows:

	2012	2011	2010
Risk-free interest rate	0.8%	1.7%	1.8%
Expected stock price volatility	68.1%	65.7%	67.0%
Expected term until exercise (years)	4	4	4
Expected dividends	—%	—%	—%

The weighted-average grant-date fair value per share of options granted was $1.18, $5.94 and $7.04 for 2012, 2011 and 2010, respectively. As of December 31, 2012, $36.0 million of total unrecognized compensation cost related to stock options is expected to be recognized over a weighted-average period of 3.4 years.
Restricted stock units represent the right to receive a share of MEMC stock at a designated time in the future, provided the stock unit is vested at the time. Recipients of restricted stock units do not pay any cash consideration for the restricted stock units or the underlying shares, and do not have the right to vote or have any other rights of a stockholder until such time as the underlying shares of stock are distributed. Restricted stock units granted to non-employee directors generally vest over a two-year period from the grant date. Restricted stock units granted to employees usually have three, four or five year cliff vesting, or four-year ratable vesting, and certain grants are subject to performance conditions established at the time of grant.
In conjunction with our purchase of SunEdison on November 20, 2009, we approved a Special Inducement Grant Plan. Pursuant to this plan, SunEdison’s senior management and certain continuing SunEdison employees received an aggregate of 584,372 restricted stock units which cliff vested on the one year anniversary date of the acquisition. Also under this plan, continuing SunEdison employees were granted an additional aggregate of 1,644,529 restricted stock units which will be subject to both future performance and time vesting requirements. The performance requirements of this latter set of grants are tied to the same metrics as the contingent consideration payable to SunEdison unit holders. SunEdison met its performance requirements and the former SunEdison employees had the following vesting schedule: (i) 34% of such earned grants vested on January 31, 2011, (ii) 33% vested on December 31, 2011, and (iii) the remaining 33% vested on December 31, 2012. The expense associated with these RSUs was not considered part of the purchase price of SunEdison because the employees were required to render future service in order to vest in these awards and thus, the compensation expense is recognized over the future vesting periods as the services are rendered. The amount of stock compensation expense for the year ended December 31, 2012, 2011 and 2010 related to the cliff vesting awards was $0.0, $1.6 million and $6.2 million, respectively. The amount of stock compensation expense for the year ended December 31, 2012, 2011 and 2010 related to the performance awards was $2.7 million, $3.2 million and $8.1 million, respectively.
The following table presents information regarding outstanding restricted stock units as of December 31, 2012 and changes during the year then ended:

	Restricted Stock Units	Aggregate Intrinsic Value (in millions)	Weighted-Average Remaining Contractual Life
Beginning of year	4,692,159
Granted	1,469,549
Converted	(680,611)
Forfeited	(1,079,329)
End of year	4,401,768	$13.7	2

At December 31, 2012, there were no restricted stock units which were convertible. As of December 31, 2012, $18.9 million of total unrecognized compensation cost related to restricted stock units is expected to be recognized over a weighted-average period of approximately 2 years. The weighted-average fair value of restricted stock units on the date of grant was $3.06, $11.09 and $14.64 in 2012, 2011 and 2010, respectively.
The amount of stock-based compensation cost capitalized into inventory and fixed assets was not material for the years ended December 31, 2012, 2011 and 2010. Further, the recognition of excess tax benefits from share-based payment arrangements was not material for the years ended December 31, 2012, 2011 and 2010.
Stock-based compensation expense recorded for the years ended December 31, 2012, 2011 and 2010 was allocated as follows:

	2012	2011	2010
In millions
Cost of goods sold	$5.9	$5.9	$5.7
Marketing and administration	21.7	32.5	40.8
Research and development	3.8	5.0	4.7
Stock-based employee compensation	$31.4	$43.4	$51.2

(Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
(LOSS) EARNINGS PER SHARE
(LOSS) EARNINGS PER SHARE
In 2012, 2011 and 2010, basic and diluted (loss) earnings per share (EPS) were calculated as follows:

	2012		2011		2010
	Basic	Diluted	Basic	Diluted	Basic	Diluted
In millions, except per share amounts
EPS Numerator:
Net (loss) income attributable to common stockholders	$(150.6)	$(150.6)	$(1,536.0)	$(1,536.0)	$34.4	$34.4
Adjustment of redeemable noncontrolling interest	(1.6)	(1.6)	—	—	—	—
Adjusted net (loss) income to common stockholders	$(152.2)	$(152.2)	$(1,536.0)	$(1,536.0)	$34.4	$34.4

EPS Denominator:
Weighted-average shares outstanding	230.9	230.9	229.9	229.9	226.9	226.9
Stock options and restricted stock units	—	—	—	—	—	1.2
Common stock related to acquisitions	—	—	—	—	—	2.1
Total shares	230.9	230.9	229.9	229.9	226.9	230.2
(Loss) earnings per share	$(0.66)	$(0.66)	$(6.68)	$(6.68)	$0.15	$0.15

Common stock related to acquisitions reflects the impact of the SunEdison contingent consideration as discussed in Note 19.
As part of the acquisition agreement for SunEdison, a portion of the shares issued in conjunction with the purchase were held in escrow. During the third quarter of 2011, the majority of those shares and cash held in escrow were released. Additional shares and cash were released in 2012 and the remaining shares and cash are scheduled to be released from escrow, if at all, in 2013.
In 2012 and 2011, all options to purchase MEMC stock and restricted stock units were excluded from the calculation of diluted EPS because the effect was antidilutive due to the net loss incurred for the respective periods. In 2010, options and restricted stock units to purchase 15.5 million shares of MEMC stock were excluded from the calculation of diluted EPS because the effect was antidilutive.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Expense (Benefit) [Abstract]
INCOME TAXES
INCOME TAXES
The net loss before income tax expense (benefit) and equity in (loss) earnings of joint ventures consists of the following:

	For the year ended December 31,
	2012	2011	2010
In millions
U.S.	$(261.1)	$(780.6)	$(157.8)
Foreign	179.6	(603.5)	145.3
Total	$(81.5)	$(1,384.1)	$(12.5)

Income tax expense (benefit) consists of the following:

	Current	Deferred	Total
In millions
Year ended December 31, 2012:
U.S. Federal	$38.9	$(0.2)	$38.7
State and local	(14.0)	0.7	(13.3)
Foreign	47.5	(8.0)	39.5
Total	$72.4	$(7.5)	$64.9
Year ended December 31, 2011:
U.S. Federal	$6.7	$37.2	$43.9
State and local	4.6	4.7	9.3
Foreign	15.9	4.0	19.9
Total	$27.2	$45.9	$73.1
Year ended December 31, 2010:
U.S. Federal	$(46.6)	$(29.6)	$(76.2)
State and local	(3.8)	(2.3)	(6.1)
Foreign	44.2	(15.2)	29.0
Total	$(6.2)	$(47.1)	$(53.3)

Effective Tax Rate

Income tax expense (benefit) differed from the amounts computed by applying the statutory U.S. federal income tax rate of 35% to loss before income taxes and equity in (loss) earnings of joint ventures. The “Effect of foreign operations” includes the net reduced taxation of foreign profits from combining jurisdictions with rates above and below the U.S. federal statutory rate and the impact of U.S. foreign tax credits.

	For the year ended December 31,
	2012	2011	2010
Income tax at federal statutory rate	(35.0)%	(35.0)%	(35.0)%
Increase (reduction) in income taxes:
Effect of foreign operations	(71.6)	19.3	(47.4)
Foreign incentives	(5.7)	(1.1)	(121.6)
Foreign repatriation	(2.1)	0.4	(91.7)
State income taxes, net of U.S. Federal benefit	(16.6)	0.7	(26.8)
Tax authority positions, net	3.8	1.2	(97.0)
Valuation allowance	183.2	15.1	—
Other, net	23.6	4.7	(6.9)
Effective tax expense (benefit) rate	79.6%	5.3%	(426.4)%

The 2012 net expense is primarily the result of the worldwide operational earnings mix at various rates, charges recognized to establish valuation allowances on certain deferred tax assets due to the likely inability to realize benefit for certain future tax deductions, a net increase to the reserve for uncertain tax positions, and the impact of examination of tax returns by the Internal Revenue Service (“IRS”), partially offset by the release of a valuation allowance in a foreign jurisdiction.

The 2011 net expense is primarily the result of charges taken to value certain deferred tax assets as a result of the continued decline in solar market conditions, the restructuring charges announced on December 8, 2011, and cumulative losses in the U.S. and certain foreign jurisdictions. The domestic impact is the combination of charges taken related to certain deferred tax and the impact, including foreign tax credits, of the deemed repatriation of the earnings of certain foreign subsidiaries. The foreign impact is a net tax expense lower than the U.S. federal income tax rate due to lower statutory tax rates, available tax incentives and reserves for uncertain tax positions. The 2010 net benefit is the result of a benefit associated with the mix of earnings and losses amongst domestic and foreign locations.
Certain of our Asian subsidiaries have been granted a concessionary tax rate of between 0% and 5% on all qualifying income for a period of up to five to ten years based on investments in certain plant and equipment and other development and expansion activities, resulting in a tax benefit for 2012, 2011 and 2010 of approximately $4.6 million, $15.7 million and $15.0 million, respectively. Under the awards, the income tax rate for qualifying income will be taxed at an incentive tax rate lower than the corporate tax rate. The company is in compliance with the qualifying condition of their tax incentives. The last of these incentives will expire between 2013 and 2022.
During the quarter ended June 30, 2010, we concluded an IRS examination for the 2006 and 2007 tax years and, as a result, we recorded favorable and unfavorable adjustments to our accrual for uncertain tax positions. We received proposed taxable income adjustments from the IRS related to various cost allocations and taxable income adjustments attributable to our foreign operations. The settlement of those positions resulted in an increase to the accrual of $29.9 million. The resolution of these matters resulted in an assessment of $31.6 million, which included penalties and interest of $5.0 million, net of $2.3 million of federal benefit. Additionally, MEMC had uncertain tax positions for deductions and tax credits that were effectively settled during the exam which reduced the accrual by $51.0 million. The net effect to our tax provision for the closure of the exam was a $15.5 million tax benefit.
We are currently under examination by the IRS for the 2008, 2009 and 2010 tax years. Additionally, due to the carryback of our 2009 net operating loss for utilization against the 2007 tax liability, the IRS has re-opened the 2007 tax year for further review. We believe it is reasonably possible that some portions of the examination could be completed within the next twelve months; however, the results of the examination and any potential settlement are not reasonably estimable at this time.
During 2009, we determined that the undistributed earnings of one of our foreign wholly-owned subsidiaries would be remitted to the U.S. in the foreseeable future. These earnings were previously considered permanently reinvested in the business, and the deferred tax asset related to these earnings was not recognized. The deferred tax effect of this newly planned remittance was recorded as a discrete net income tax benefit in the amount of $2.4 million in the year ended December, 31 2009 and an additional benefit of $11.3 million for the year ended December 31, 2010. Due to the restructuring announcement made on December 8, 2011, we reviewed our policy for repatriation of all our subsidiaries. Based on this review, it was determined that the undistributed earnings of all our foreign subsidiaries are not expected to be remitted to the U.S. parent corporation in the foreseeable future, and the deferred tax benefit previously recorded of $13.4 million has been reversed in 2011. Federal and state income taxes have not been provided on accumulated but undistributed earnings of foreign subsidiaries aggregating approximately $382.7 million and $1,031.6 million at December 31, 2012 and 2011, respectively, because such earnings have been permanently reinvested in the business. The determination of the amount of the unrecognized deferred tax liability related to our undistributed earnings is not practicable.
Uncertain Tax Positions
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	For the year ended December 31,
	2012	2011
In millions
Beginning of year	$46.2	$30.4
Additions based on tax positions related to the current year	7.8	15.9
Reductions for tax positions of prior years	(3.1)	(0.1)
End of year	$50.9	$46.2

At December 31, 2012 and 2011, we had $53.2 million and $48.3 million, respectively, of unrecognized tax benefits, net of U.S. federal, state and local deductions, associated with open tax years for which we are subject to audit in various U.S. federal, and various state and foreign jurisdictions. This also includes estimated interest and penalties. The current change to the reserve includes an increase of $4.7 million primarily related to taxable income adjustments attributable to foreign operations. All of our unrecognized tax benefits at December 31, 2012 and 2011 would favorably affect our effective tax rate if recognized. We are subject to examination in various jurisdictions for the 2003 through 2011 tax years.
During the years ended December 31, 2012 and 2011, we recognized approximately $0.2 million and $0.4 million, respectively, in interest and penalties and had approximately $2.3 million and $2.1 million accrued at December 31, 2012 and 2011, respectively, for the payment of interest and penalties.

Deferred Taxes
The tax effects of the major items recorded as deferred tax assets and liabilities are:

	As of December 31,
	2012	2011
In millions
Deferred tax assets:
Inventories	$14.9	$17.1
Restructuring liabilities	31.2	42.5
Expense accruals	52.0	53.1
Solar energy systems	461.9	366.7
Deferred revenue	66.3	4.4
Property, plant and equipment	35.7	54.1
Pension, medical and other employee benefits	12.2	27.2
Foreign repatriation	3.4	3.4
Net operating loss carryforwards	132.3	91.5
Foreign tax credits	70.8	28.8
Other	75.6	38.4
Total deferred tax assets	956.3	727.2
Valuation allowance	(510.5)	(415.7)
Net deferred tax assets	445.8	311.5
Deferred tax liabilities:
Solar energy systems	(286.7)	(191.2)
Other	(74.2)	(12.4)
Total deferred tax liabilities	(360.9)	(203.6)
Net deferred tax assets	$84.9	$107.9

The solar energy systems deferred tax asset of $461.9 million is entirely associated with the Solar Energy segment. For tax purposes, income is recognized in the initial transaction year for all solar system sales and sale leasebacks; Note 2 discusses the book accounting for each of the different revenue recognition policies. The deferred tax asset represents the future disallowance of deferred book revenue recognized in post transaction years.
Our deferred tax assets and liabilities, netted by taxing location, are in the following captions in the consolidated balance sheet:

	As of December 31,
	2012	2011
In millions
Current deferred tax assets, net (recorded in prepaids and other current assets)	$90.8	$63.1
Non-current deferred tax (liabilities) assets, net	(5.9)	44.8
Total	$84.9	$107.9

Our net deferred tax assets totaled $84.9 million at December 31, 2012 compared to $107.9 million at December 31, 2011. In 2012, the decrease of $23.0 million in net deferred tax assets is primarily attributable to a net increase in valuation allowances of $94.8 million, partially offset by additional deferred tax assets associated with future disallowances of deferred book revenue for solar energy systems. Deferred tax assets generated in 2012 were reduced by recognizing an increase in the valuation allowance associated with our U.S. operations, which were in a three-year cumulative loss position in both 2011 and 2012. This contributed to the majority of the increase in the valuation allowance in 2012. At December 31, 2012, we have valuation allowances of $510.5 million. We believe that it is more likely than not, with our projections of future taxable income in certain jurisdictions, that we will generate sufficient taxable income to realize the benefits of the net deferred tax assets of $84.9 million. At December 31, 2012, we had deferred tax assets associated with net operating loss carryforwards of $6.9 million in certain foreign jurisdictions; if unused, these will expire in 2022.

Employee Related Liabilities	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
EMPLOYEE-RELATED LIABILITIES
EMPLOYEE-RELATED LIABILITIES
Pension and Other Post-Employment Benefit Plans

Prior to January 2, 2002, our defined benefit pension plan covered most U.S. employees. Benefits for this plan were based on years of service and qualifying compensation during the final years of employment. Effective January 2, 2002, we amended our defined benefit plan to discontinue future benefit accruals for certain participants. In addition, effective January 2, 2002, no new participants will be added to the plan. Effective January 1, 2012, the accumulation of new benefits for all participants under our defined benefit pension plan was frozen. This change did not have a material impact on the Company's financial statements because the plan was frozen to new participants in 2001 and combined with turnover, the level of active participants was not significant.
We also have a non-qualified plan under the Employee Retirement Income Security Act of 1974. This plan provides benefits in addition to the defined benefit plan. Eligibility for participation in this plan requires coverage under the defined benefit plan and other specific circumstances. The non-qualified plan has also been amended to discontinue future benefit accruals.
Prior to January 1, 2002, our health care plan provided post-retirement medical benefits to full-time U.S. employees who met minimum age and service requirements. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. Effective January 1, 2002, we amended our health care plan to discontinue eligibility for post-retirement medical benefits for certain participants. In addition, effective January 2, 2002, no new participants will be eligible for post-retirement medical benefits under the plan.
Effective January 1, 2012, the amortization period for the unamortized unrealized loss was changed to the remaining life expectancy of the plan participants, which was derived from an actuarial mortality table. This change was triggered since substantially all the plan participants are now inactive/retired. Prior to 2012, the amortization period was derived based on the average remaining service period of the active participants expected to receive benefits. This change has reduced the amortization expense related to the unrealized loss.
Net periodic post-retirement benefit cost (income) consists of the following:

	Pension Plans			Health Care and Other Plans
Year ended December 31,	2012	2011	2010	2012	2011	2010
In millions
Service cost	$1.1	$2.9	$2.9	$—	$—	$—
Interest cost	7.8	9.4	9.6	0.8	1.1	1.4
Expected return on plan assets	(13.8)	(15.4)	(14.3)	—	—	—
Amortization of prior service cost	—	—	—	(0.7)	(0.5)	(0.5)
Net actuarial loss (gain)	4.1	7.9	8.5	(0.5)	(1.5)	(1.6)
Settlement charges	6.7	—	—	—	—	—
Net periodic benefit cost (income)	$5.9	$4.8	$6.7	$(0.4)	$(0.9)	$(0.7)

In 2012, the MEMC pension plans experienced significant lump sum payment activity related to the 2011 global reduction in force previously described in Note 3. This event triggered settlement accounting with both the US and foreign plans because there were significant pension benefit obligations settled during 2012.

To determine pension and other post-retirement and post-employment benefit measurements for the plans, we use a measurement date of December 31. The following is a table of actuarial assumptions used to determine the net periodic benefit cost (income):

	Pension Plans			Health Care and Other Plans
Year ended December 31,	2012	2011	2010	2012	2011	2010
Weighted-average assumptions:
Discount rate	3.65%	4.58%	5.18%	3.93%	5.09%	5.65%
Expected return on plan assets	8.34%	8.36%	8.38%	NA	NA	NA
Rate of compensation increase	3.62%	3.63%	3.73%	3.75%	3.75%	3.75%
Current medical cost trend rate	NA	NA	NA	8.00%	8.00%	8.00%
Ultimate medical cost trend rate	NA	NA	NA	5.00%	5.00%	5.75%
Year the rate reaches ultimate trend rate	NA	NA	NA	2018	2017	2016

The following summarizes the change in benefit obligation, change in plan assets, and funded status of the plans:

	Pension Plans		Health Care and Other Plans
Year ended December 31,	2012	2011	2012	2011
In millions
Change in benefit obligation:
Benefit obligation at beginning of year	$227.2	$213.3	$20.1	$23.0
Service cost	1.1	2.9	—	—
Interest cost	7.8	9.4	0.8	1.1
Plan participants’ contributions	—	—	0.5	0.8
Plan amendments	—	—	—	(3.9)
Actuarial loss	17.8	19.0	2.3	1.1
Gross benefits paid	(8.7)	(14.9)	(2.2)	(2.0)
Settlements	(21.0)	(2.1)	—	—
Currency exchange gain	(0.7)	(0.4)	—	—
Benefit obligation at end of year	$223.5	$227.2	$21.5	$20.1
Change in plan assets:
Fair value of plan assets at beginning of year	$176.0	$192.2	$—	$—
Actual (loss) gain on plan assets	22.3	(2.4)	—	—
Employer contributions	0.6	1.5	1.7	1.2
Plan participants’ contributions	—	—	0.5	0.8
Settlements	(18.5)	—	—	—
Gross benefits paid	(8.7)	(14.9)	(2.2)	(2.0)
Currency exchange (loss) gain	0.1	(0.4)	—	—
Fair value of plan assets at end of year	$171.8	$176.0	$—	$—
Net amount recognized	$(51.7)	$(51.2)	$(21.5)	$(20.1)
Amounts recognized in statement of financial position:
Other assets, noncurrent	$—	$—	$—	$—
Accrued liabilities, current	(0.6)	(0.7)	(1.4)	(1.2)
Pension and post-employment liabilities, noncurrent	(51.1)	(50.5)	(20.1)	(18.9)
Net amount recognized	$(51.7)	$(51.2)	$(21.5)	$(20.1)

Amounts recognized in accumulated other comprehensive (loss) income (before tax):

	Pension Plans		Health Care and Other Plans
As of December 31,	2012	2011	2012	2011
In millions
Net actuarial loss (gain)	$86.8	$88.2	$(0.3)	$(3.1)
Prior service credit	—	—	(12.1)	(12.8)
Net amount recognized	$86.8	$88.2	$(12.4)	$(15.9)

The estimated amounts that will be amortized from accumulated other comprehensive (loss) income into net periodic benefit cost (income) in 2013 are as follows:

	Pension Plans	Health Care and Other Plans
In millions
Actuarial loss	$2.6	$—
Prior service credit	—	(0.7)
Total	$2.6	$(0.7)

The following is a table of the actuarial assumptions used to determine the benefit obligation:

	Pension Plans		Health Care and Other Plans
As of December 31,	2012	2011	2012	2011
Weighted-average assumptions:
Discount rate	3.14%	3.65%	3.37%	3.95%
Rate of compensation increase	—%	3.62%	3.75%	3.75%

The composition of our plans and age of our participants are such that, as of December 31, 2012 and 2011, the medical cost trend rate no longer has a significant effect on the valuation of our health care plans.
The U.S. pension plan assets are invested primarily in marketable securities, including common stocks, bonds and interest-bearing deposits. The weighted-average allocation of pension benefit plan assets at year ended December 31 were as follows:

		Actual Allocation		Fair Value
Asset Category (Dollars in millions)	2012 Target Allocation	2012	2011	2012	2011
Cash	—%	32%	15%	$53.7	$24.8
Equity securities	60%	55%	61%	92.9	105.2
Fixed income securities	40%	13%	24%	21.9	41.6
Total	100%	100%	100%	$168.5	$171.6

Asset Category (In millions)	Asset Value as of December 31, 2012	Asset Value as of December 31, 2011
Cash and cash equivalents	$53.7	$24.8
Equity securities:
U.S. large cap	38.5	50.9
Mid cap	11.1	11.9
Small cap	11.0	11.3
International	22.0	21.3
Emerging markets	10.3	9.8
Fixed income:
Investment grade bonds	8.3	15.8
Corporate bonds	13.6	25.8
Total	$168.5	$171.6

The investment objectives of our pension plan assets are as follows:

•	To achieve a favorable relative return as compared with inflation;

•	To achieve an above average total rate of return relative to capital markets;

•	Preservation of capital through a broad diversification among asset classes which react, as nearly as possible, independently to varying economic and market circumstances; and

•	Long-term growth, with a degree of emphasis on stable growth, rather than short-term capital gains.
Our pension cost (income) and pension liabilities are actuarially determined, and we use various actuarial assumptions, including the discount rate, rate of salary increase, and expected return on plan assets to estimate our pension cost (income) and obligations. We determine the expected return on plan assets based on our pension plans’ intended long-term asset mix. The expected investment return assumption used for the pension plans reflects what the plans can reasonably expect to earn over a long-term period considering plan target allocations. The expected return includes an inflation assumption and adds real returns for the asset mix and a premium for active management, and subtracts expenses. While the assumed expected rate of return on the U.S. pension plan assets in 2012 and 2011 was 8.5% and 8.5%, respectively, the actual return experienced in our pension plan assets in the comparable periods in 2012 and 2011 was 12.8% and (1.3)%, respectively. We consult with the plans’ actuaries to determine a discount rate assumption for pension and other post-retirement and post-employment plans that reflects the characteristics of our plans, including expected cash outflows from our plans, and utilize an analytical tool that incorporates the concept of a hypothetical yield curve.
Our pension obligations are funded in accordance with provisions of federal law. Contributions to our pension and post-employment plans in 2012 totaled $0.6 million and $1.7 million, respectively, and in 2011 totaled $1.5 million and $1.2 million, respectively. The funding status of our U.S pension plan was underfunded by $19.5 million and $19.1 million as of December 31, 2012 and December 31, 2011, respectively, and recorded in pension and post-employment liabilities. Our foreign pension plans and health care and other plans continue to maintain an underfunded status as of December 31, 2012 and 2011 and are recorded in pension and post-employment liabilities. As of December 31, 2012, the accumulated benefit obligation for our U.S. pension plan was $187.9 million and the fair value of plan assets was $168.4 million. We expect contributions to our pension and post-employment plans in 2013 to be approximately $0.0 million and $1.4 million, respectively.
MEMC uses appropriate valuation techniques based on the available inputs to measure the fair value of its investments. When available, MEMC measures fair value using Level 1 inputs because they generally provide the most reliable evidence of fair value. As of December 31, 2012 and 2011, the pension plan’s investments in equity and fixed income securities were all valued using Level 1 inputs based on the fair value as determined by quoted market price on a daily basis, except for $53.7 million that was valued using level 3 inputs as of December 31, 2012. This asset is an investment in a group annuity contract and the fair value is estimated to be the contract value of the group annuity contract. The pension plan can make withdrawals from the group annuity contract subject to certain provisions and restrictions. As there is a full guarantee of the contract value and the risk to the plan assets is minimized with such a guarantee the contract value is deemed to be an appropriate approximation of fair value. There were no similar assets as of December 31, 2011.
As discussed above, in 2011 the U.S. pension plan assets decreased to less than the accumulated benefit obligation. As of December 31, 2012 and 2011, the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets were as follows:

	Pension Plans
	2012	2011
In millions
Projected benefit obligation, end of year	$223.5	$227.2
Accumulated benefit obligation, end of year	$212.5	$216.2
Fair value of plan assets, end of year	$171.8	$176.0

We estimate that the future benefits payable for the pension and other post-retirement plans are as follows:

	Pension Plans	Health Care and Other Plans
In millions
2013	$18.4	$1.4
2014	$12.2	$1.6
2015	$12.0	$1.5
2016	$12.5	$1.4
2017	$12.3	$1.4
2018-2022	$61.4	$6.5

Defined Contribution Plans
We sponsor a defined contribution plan under Section 401(k) of the Internal Revenue Code covering all U.S. salaried and hourly employees, and a defined contribution plan in Taiwan covering most salaried and hourly employees of our Taiwan subsidiary. Our costs included in our consolidated statement of operations totaled $9.1 million, $9.4 million and $6.1 million for 2012, 2011 and 2010, respectively.
Other Employee-Related Liabilities
Employees of our subsidiaries in Italy and Korea are covered by an end of service entitlement that provides payment upon termination of employment. Contributions to these plans are based on statutory requirements and are not actuarially determined. The accrued liability was $21.6 million at December 31, 2012 and $20.9 million at December 31, 2011, and is included in other long-term liabilities and accrued liabilities on our balance sheet. The accrued liability is based on the vested benefits to which the employee is entitled assuming employee termination at the measurement date.

Variable Interest Entities	12 Months Ended
Dec. 31, 2012
Variable Interest Entity, Consolidated, Carrying Amount, Assets and Liabilities, Net [Abstract]
VARIABLE INTEREST ENTITIES
VARIABLE INTEREST ENTITIES
We are the primary beneficiary of five VIEs in solar energy projects that we consolidated as of December 31, 2012, three of which existed and were consolidated by the company as of December 31, 2011. During the year ended December 31, 2012, one solar energy system project company that was consolidated as of December 31, 2011 was sold and deconsolidated.
The carrying amounts and classification of our consolidated VIEs’ assets and liabilities included in our consolidated balance sheet are as follows:

	As of December 31,
	2012	2011
In millions
Current assets	$10.3	$3.6
Noncurrent assets	56.2	62.7
Total assets	$66.5	$66.3
Current liabilities	$(8.5)	$(10.9)
Noncurrent liabilities	(69.6)	(57.4)
Total liabilities	$(78.1)	$(68.3)

The amounts shown in the table above exclude intercompany balances which are eliminated upon consolidation. All of the assets in the table above are restricted for settlement of the VIE obligations, and all of the liabilities in the table above can only be settled using VIE resources. The company has not identified any material VIEs during the year ended December 31, 2012, for which we determined that we are not the primary beneficiary and thus did not consolidate.

Revenue and Profit Deferrals	12 Months Ended
Dec. 31, 2012
Deferred Revenue Disclosure [Abstract]
REVENUE AND PROFIT DEFERRALS
REVENUE AND PROFIT DEFERRALS

	As of December 31,
	2012	2011
In millions
Deferred revenue and profit for solar energy systems:
Short-term profit deferrals and deposits on solar energy system sales	$113.1	$41.4
Long-term profit deferrals and deposits on solar energy system sales	126.4	138.0
Deferred subsidy revenue	19.6	19.4
Total solar energy system deferred revenue	$259.1	$198.8
Non-solar energy system deferred revenue:
Short-term deferred revenue	$—	$0.7
Long-term deferred revenue	29.2	51.2
Total non-solar energy system deferred revenue	$29.2	$51.9
Total deferred revenue	$288.3	$250.7

Solar Energy System Deferred Revenue
Our Solar Energy segment deferred revenue includes profit deferrals for performance guarantees on systems sold during 2012 and prior periods subject to real estate accounting, customer deposits received for solar energy systems under development, and deferred incentive subsidies that will be amortized over the depreciable life of the system. Profit deferrals for performance guarantees include system production guarantees that generally expire within two years of the system sale date and system uptime guarantees that generally expire during the final years of the system service contract term, which can extend up to twenty years. During the quarter ended December 31, 2012, we recognized revenue of $54.4 million related to profit deferrals on a power guarantee that expired on a 70MW project in Italy that was sold in the fourth quarter of 2010.
In addition to the deferred revenue above, SunEdison may receive upfront incentives or subsidies from various state governmental jurisdictions that are deferred and recognized on a straight-line basis over the depreciable life of the related solar energy system. During 2012, SunEdison received $1.0 million in upfront incentive payments and recognized $0.9 million as revenue.

Non Solar Energy System Deferred Revenue
In connection with our long-term solar wafer supply agreements executed during 2006 and subsequent amendments, we have received various equity instruments and other forms of additional consideration. In each case, we have recorded the estimated fair value of the additional consideration to long-term deferred revenue and will recognize the deferred revenue on a pro-rata basis as product is shipped over the life of the agreements. In addition, we have received upfront non-refundable customer deposits upon execution of certain take-or-pay contracts which are deferred and amortized against future purchases. These deposits will be recognized in earnings as we fulfill future customer purchase orders, for which the timing of such orders is not contractually fixed or specified.

During the second quarter of 2011, we resolved our long-term solar wafer supply agreement with Suntech. The consideration was comprised of the retention by MEMC of $53.0 million of cash previously deposited by Suntech under the supply agreement and held by MEMC at the time of the resolution, and a commitment to pay $67.0 million, which has been paid. Also, MEMC has retained the Suntech warrant originally issued to MEMC in July 2006, which had a related unamortized balance recorded in deferred revenues of $56.4 million prior to the resolution of the long-term solar wafer supply agreement. These three components totaled $176.4 million, of which $149.4 million, $19.4 million and $6.9 million was recorded during the second, third and fourth quarter of 2011, respectively. The remaining $0.7 million was deferred as of December 31, 2011 and was recognized as revenue in the first quarter of 2012.

During the third quarter of 2012, we agreed to terminate a long-term solar wafer supply agreement with Conergy AG. Under the terms of the supply agreement, we were to supply to Conergy solar grade silicon wafers over a ten-year period at pre-determined pricing for certain volumes on a take-or-pay basis. Conergy had agreed to advance funds to us in the form of both refundable and non-refundable deposits pursuant to the agreement. As part of the termination agreement with Conergy, we returned $21.3 million of the deposits and collected $21.2 million under an existing letter of credit established by Conergy in our favor. We expect payment of another $5.5 million, which is secured by a letter of credit, plus interest, that relates to the outstanding payables due to us as of December 31, 2012. In addition, Conergy assigned to us certain operations and maintenance service agreements for solar projects in Germany, Italy and Spain or the option to receive $3.0 million in cash. This assignment is subject to our due diligence. We recognized $37.1 million as revenue during the third quarter 2012 due to the fact that we were relieved of our future performance obligations under the agreement. The retention of the deposit, which was previously reflected as a liability, in satisfaction of the take or pay requirement has been classified as an operating cash inflow in the statement of cash flows.

Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS
The following table summarizes the financial instruments measured at fair value on a recurring basis classified in the fair value hierarchy (Level 1, 2 or 3) based on the inputs used for valuation in the accompanying consolidated balance sheets:

	As of December 31, 2012				As of December 31, 2011
Assets (liabilities) in millions	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Available-for-sale investments	$—	$13.4	$—	$13.4	$—	$16.2	$—	$16.2
Suntech warrant	—	—	0.2	0.2	—	—	0.4	0.4
Interest rate swaps and option thereon	—	(5.0)	—	(5.0)	—	(5.6)	—	(5.6)
Currency forward contracts	(6.6)	—	—	(6.6)	1.2	—	—	1.2
Contingent consideration related to acquisitions	—	—	(24.9)	(24.9)	—	—	(90.8)	(90.8)
Total	$(6.6)	$8.4	$(24.7)	$(22.9)	$1.2	$10.6	$(90.4)	$(78.6)

We acquired less than 10% of the common stock of Gintech at the same time as the execution of a long-term supply agreement with that customer. This investment is accounted for at fair value and is classified as a long-term available-for-sale investment.

The Suntech warrant consists of a fully vested, non-forfeitable warrant to purchase common shares of Suntech, a customer, which was received at the time that MEMC signed a long-term supply agreement with Suntech. We use a lattice model to determine the fair value of the Suntech warrant. Determining the appropriate fair value model and calculating the fair value of the warrant requires the making of estimates and assumptions, including Suntech’s stock price volatility, interest rates, expected dividends and the marketability of this investment. The Suntech warrant is considered a derivative and, accordingly, changes in the value of the Suntech warrant are recorded in non-operating expense (income). The notional amount of the warrant was $205.8 million as of December 31, 2012 and 2011.
Our interest rate swaps are considered over the counter derivatives, and fair value is calculated using a present value model with contractual terms for maturities, amortization and interest rates. Level 2, or market observable inputs, such as yield and credit curves are used within the present value models in order to determine fair value.
The fair value of our currency forward contracts is measured by the amount that would have been paid to liquidate and repurchase all open contracts and was a liability of $6.6 million at December 31, 2012, an asset of $1.2 million at December 31, 2011. See Note 5 for additional discussion.
We have estimated the fair value of the contingent consideration outstanding as of December 31, 2012 related to acquisitions at $24.9 million, which reflects a discount at a credit adjusted interest rate for the period of the contingency. That measure is based on significant inputs that are not observable in the market, which U.S. GAAP refers to as Level 3 inputs. Key assumptions include (i) a discount rate and (ii) a probability adjustment related to the entities' ability to meet operational metrics. See Note 19 for additional discussion.
There were no transfers into or out of Level 1 and Level 2 financial instruments during the year ended December 31, 2012. During the year ended December 31, 2011, there was a transfer into Level 1 of $80.2 million for the SunEdison contingent consideration as of December 31, 2010, because the fair value of the stock issued was based on the closing price of our stock, which is actively traded and considered a Level 1 input. No other transfers into or out of Level 1 and Level 2 financial instruments occurred during the year ended December 31, 2010. The following table summarizes changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
In millions	Suntech Warrant	Contingent Consideration Related to Acquisitions	Other Derivatives	Total
Balance at December 31, 2010	$5.2	$(26.2)	$1.6	$(19.4)
Total unrealized (losses) gains included in earnings	(4.8)	23.2	(1.6)	16.8
Acquisitions	—	(87.8)	—	(87.8)
Balance at December 31, 2011	$0.4	$(90.8)	$—	$(90.4)
Total unrealized gains (losses) included in earnings	$(0.2)	$(15.0)	$—	$(15.2)
Payment of contingent consideration	—	80.9	—	80.9
Balance at December 31, 2012	$0.2	$(24.9)	$—	$(24.7)
The amount of total (losses) gains in 2011 included in earnings attributable to the change in unrealized losses relating to assets and liabilities still held at December 31, 2011	$(4.8)	$23.2	$(1.6)	$16.8
The amount of total losses in 2012 included in earnings attributable to the change in unrealized (losses) gains relating to assets and liabilities still held at December 31, 2012	$(0.2)	$(15.0)	$—	$(15.2)
__________________________

(1)
Amounts included in earnings are recorded to non-operating expense (income) in the consolidated statement of operations, except for the amounts for contingent consideration related to acquisitions, for which changes to the fair value were recorded to marketing and administration in the consolidated statement of operations for fair market value adjustments and to interest expense for accretion.

The carrying amount of our outstanding short-term debt, long-term debt and leaseback obligations at December 31, 2012 and 2011 was $2,368.3 million and $1,926.8 million, respectively. The estimated fair value of those obligations was $1,736.2 million and $1,333.6 million at December 31, 2012 and 2011, respectively. Fair value of our debt, excluding our 2019 Notes, is calculated using a discounted cash flow model with consideration for our non-performance risk (Level 3 assumptions). The estimated fair value of our 2019 Notes was based upon a broker quotation. The estimated fair value of our solar energy system debt related to sale-leasebacks is significantly lower than the carrying value of such debt because the fair value estimate is based on the fair value of our fixed lease payments over the term of the leases (Level 3 assumptions). Under real estate accounting, this debt is recorded as a financing obligation, and substantially all of our lease payments are recorded as interest expense with little to no reduction in our debt balance over the term of the lease. As a result, our outstanding sale-leaseback debt obligations will generally result in a one-time gain recognition at the end of the leases for the full amount of the debt. The timing difference between expense and gain recognition will result in increased expense during the term of the leases with a significant book gain at the end of the lease.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
Contingent Consideration
Contingent consideration was recorded in connection with the September 2, 2011 acquisition of FRV U.S. The amount payable was based on FRV U.S. achieving certain milestones in the development of specific solar energy systems over a defined time period. On July 6, 2012, contingent consideration related to the acquisition of FRV U.S. was paid in full in the amount of $66.4 million.
Contingent consideration is due to the former Solaicx shareholders if certain operational criteria were met from July 1, 2010 through December 31, 2011. The amount payable is based on Solaicx achieving revenues of at least $60.0 million during such time period, up to a maximum revenue target of $71.8 million, with the payout on a linear basis between those two amounts. This would entitle the former Solaicx shareholders to receive up to an additional $27.6 million of a combination of cash and MEMC common stock, with the number of shares fixed at the date of the acquisition agreement. The former Solaicx shareholders are disputing whether those performance milestones have been met.
Contingent consideration was recorded in connection with three other entities acquired by SunEdison during 2011. The amount payable in cash is based on the entities achieving specific milestones in the development, installation and interconnection of solar energy systems. As of December 31, 2012, the aggregate maximum payouts which could occur under these arrangements is approximately $39.5 million.

During the year ended December 31, 2012, we recorded a $12.8 million charge to income to adjust the fair value of contingent consideration, and during the year ended December 31, 2011 we recorded a favorable adjustment of $26.3 million to adjust the fair value of contingent consideration. These adjustments were based on our revised estimates of operational criteria and project milestones being achieved and were recorded to marketing and administration expense. As of December 31, 2012, a total of $24.9 million is accrued for contingent consideration and the total maximum aggregate exposure is $67.1 million. Of the $24.9 million, $23.1 million is recorded as a short-term liability in contingent consideration related to acquisitions and $1.8 million is recorded in other liabilities as a long-term liability.

Capital Lease Obligations
As more fully described in Note 11, we are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us.
Operating Leases and Purchase Obligations
We lease buildings, equipment and automobiles under operating leases. Rental expense was $23.6 million, $17.6 million and $10.5 million in 2012, 2011 and 2010, respectively. The total future commitments under operating leases as of December 31, 2012 were $96.3 million, of which $90.1 million is noncancellable. Our operating lease obligations as of December 31, 2012 were as follows:

	Payments Due By Period
	Total	2013	2014	2015	2016	2017	Thereafter
In millions
Operating Leases	$96.3	$25.3	$22.2	$19.8	$13.3	$7.3	$8.4

Purchase Commitments
We recognized charges of $5.5 million during the year ended December 31, 2012, and $37.4 million and $5.7 million during the years ended December 31, 2011 and 2010, respectively, to cost of goods sold related to the estimated probable shortfall to our purchase obligations associated with certain take-or-pay agreements we have with suppliers for raw materials.

Additionally, as part of our restructuring activities announced in the fourth quarter of 2011, we provided notice to several of our vendors with whom we had long-term supply contracts that we will no longer be fulfilling our purchase obligations under those contracts. During the quarter ended December 31, 2012, one of these vendors filed a notice of arbitration alleging that we failed to comply with our contractual purchase obligations with that vendor.  As of December 31, 2012, we have recorded total accruals of $134.5 million associated with the estimated settlements arising from these purchase obligations with multiple vendors, $69.4 million of which is recorded to short-term accrued liabilities and $65.1 million is recorded as long-term other liabilities in our consolidated balance sheet. The amount accrued as of December 31, 2012 represents our best estimate of the probable amounts to settle all of our purchase obligations based on presently known information, which involve the use of assumptions requiring significant judgment. We estimate the range of reasonably possible losses could be as high as up to approximately $225 million. These estimates include the contractual terms of the agreements, including whether or not there are fixed volumes and/or fixed prices. In addition, under certain contracts, the counterparty may have a contractual obligation to sell the materials to mitigate their losses. We also included in our estimate of losses consideration around whether we believe the obligation will be settled through arbitration, litigation or commercially viable alternative resolutions or settlements. We intend to vigorously defend ourselves against any arbitration or litigation.  Due to the inherent uncertainties of arbitration and litigation, we cannot predict the ultimate outcome or resolution of such actions. The actual amounts ultimately settled with these vendors could vary significantly, which could have a material adverse impact on our business, results of operations and financial condition.
On September 4, 2012 we executed two settlement agreements with Evonik Industries AG and Evonik Degussa SpA ("Evonik"), one of our suppliers, to settle disputes arising from our early termination of two take-or-pay supply agreements. One of the original supply agreements also included a provision for the construction and operation of a chlorosilanes plant located on our existing Merano, Italy site for our benefit. Pursuant to the settlement reached, we will pay Evonik a total of 70.0 million euro, of which 10.0 million euro was paid in the third quarter of 2012 and 15.0 million euro was paid in the fourth quarter of 2012. Pursuant to the settlement reached, the balance will be paid in various installments over the next three quarters. The settlement also required our forfeiture of a $10.2 million deposit with Evonik. As a result of this settlement, a favorable adjustment to our 2011 Global Plan accrued liability was made in the third quarter of 2012 resulting in $69.2 million of income within restructuring and impairment on the consolidated statement of operations. Additionally, on December 30, 2012 as part of the settlement with Evonik, we obtained title to a chlorosilanes plant which resulted in $31.7 million of income on the consolidated statement of operations in the fourth quarter of 2012.
Indemnification
We have agreed to indemnify some of our semiconductor and solar wafer customers against claims of infringement of the intellectual property rights of others in our sales contracts with these customers. Historically, we have not paid any claims under these indemnification obligations, and we do not have any pending indemnification claims as of December 31, 2012.
We generally warrant the operation of our solar energy systems for a period of time. Certain parts and labor warranties from our vendors can be assigned to our customers. Due to the absence of historical material warranty claims and expected future claims, we have not recorded a warranty accrual related to solar energy systems as of December 31, 2012. We may also indemnify our customers for tax credits associated with the systems we construct and sell and then leaseback.
During the year ended December 31, 2012, we made additional payments, net of recoveries, under the terms of the lease agreements to indemnify our sale leaseback customers for approximately $18.4 million for shortfalls in amounts approved by the U.S. Treasury Department related to Grant in Lieu program tax credits. We are working with our sale leaseback customers and the U.S. Treasury Department to recover these shortfalls. We believe additional exposures to such payments are not material to our consolidated financial statements.

In connection with certain contracts to sell solar energy systems directly or as sale-leasebacks, SunEdison has guaranteed the systems' performance for various time periods following the date of interconnection. Also, under separate operations and maintenance services agreements, SunEdison has guaranteed the uptime availability of the systems over the term of the arrangements, which may last 20 years. To the extent there are shortfalls in either of the guarantees, SunEdison is required to indemnify the purchaser up to the guaranteed amount through a cash payment. The maximum losses that SunEdison may be subject to for non-performance are contractually limited by the terms of each executed agreement
Legal Proceedings
We are involved in various legal proceedings which arise in the ordinary course of business. Although it is not possible to predict the outcome of these matters, we believe that the ultimate outcome of these proceedings, individually and in the aggregate, will not have a material adverse effect on our financial position, cash flows or results of operations.
S.O.I.TEC Silicon on Insulator Technologies S.A. v. MEMC Electronic Materials, Inc.
On May 19, 2008, Soitec and Commissariat A L'Energie Atomique (“CEA”) filed a complaint against MEMC in the U.S. District Court for the District of Delaware (Civil Action No. 08-292) alleging infringement, including willful infringement, by MEMC of three U.S. patents related to silicon-on-insulator technology, and requested damages and an injunction. Soitec and CEA filed an amended complaint on July 21, 2009, adding a fourth, related patent to the lawsuit. MEMC filed a counterclaim against Soitec for infringement of one of MEMC's U.S. patents. The Court bifurcated the case into two phases, a first liability phase, which, to the extent liability is found, will be followed by a second damages phase. In a memorandum opinion dated October 13, 2010, the Court found that all of MEMC's current products and processes do not infringe any valid claim of the four asserted Soitec patents.

The Court held a jury trial from October 25, 2010 to November 2, 2010. After the Court's October 13, 2010 ruling in favor of MEMC, the only remaining claim that Soitec continued to assert at trial was a single patent claim directed against some mono-implant research and development efforts conducted by MEMC approximately five to seven years ago, none of which have occurred since 2006, and none of which are material or relevant to the current operations at MEMC. MEMC continued to assert at trial its counterclaim for infringement of MEMC's patent. On November 2, 2010, the jury found that certain of Soitec's wafers infringed the patent asserted by MEMC at trial. The jury also found that one of the Soitec patent claims was valid. This single patent claim covers MEMC's mono-implant research and development efforts that ended in 2006. On July 13, 2011, the court denied all post trial motions. Soitec subsequently filed an appeal and MEMC filed a cross-appeal. The appeal is now fully briefed in the U.S. Court of Appeals for the Federal Circuit; however, the appeal has been stayed pending en banc review of a jurisdictional question unrelated to the merits of the appeal.  While it is difficult to predict the duration of the stay, it will likely extend for at least three months and could last much longer.  No further developments will occur with the case during the stay. The damages phase of this trial will occur, if at all, after the appeal. We believe that Soitec and CEA's suit against us has no merit, and we are asserting a vigorous defense against these claims, as well as our infringement counterclaim. Although it is not possible to predict the outcome of such matters, we believe that the ultimate outcome of this proceeding will not have a material adverse effect on our financial position, cash flows or results of operations.
Jerry Jones v. MEMC Electronic Materials, Inc., et al.
On December 26, 2008, a putative class action lawsuit was filed in the U.S. District Court for the Eastern District of Missouri by plaintiff, Jerry Jones, purportedly on behalf of all participants in and beneficiaries of MEMC's 401(k) Savings Plan (the "Plan") between September 4, 2007 and December 26, 2008, inclusive. The complaint asserted claims against MEMC and certain of its directors, employees and/or other unnamed fiduciaries of the Plan. The complaint alleges that the defendants breached certain fiduciary duties owed under the Employee Retirement Income Security Act, generally asserting that the defendants failed to make full disclosure to the Plan's participants of the risks of investing in MEMC's stock and that the company's stock should not have been made available as an investment alternative in the Plan. The complaint also alleges that MEMC failed to disclose certain material facts regarding MEMC's operations and performance, which had the effect of artificially inflating MEMC's stock price.

On June 1, 2009, an amended class action complaint was filed by Mr. Jones and another purported participant of the Plan, Manuel Acosta, which raises substantially the same claims and is based on substantially the same allegations as the original complaint. However, the amended complaint changes the period of time covered by the action, purporting to be brought on behalf of beneficiaries of and/or participants in the Plan from June 13, 2008 through the present, inclusive. The amended complaint seeks unspecified monetary damages, including losses the participants and beneficiaries of the Plan allegedly experienced due to their investment through the Plan in MEMC's stock, equitable relief and an award of attorneys' fees. No class has been certified and discovery has not begun. The company and the named directors and employees filed a motion to dismiss the complaint, which was fully briefed by the parties as of October 9, 2009. The parties each subsequently filed notices of supplemental authority and corresponding responses. On March 17, 2010, the court denied the motion to dismiss. The MEMC defendants filed a motion for reconsideration or, in the alternative, certification for interlocutory appeal, which was fully briefed by the parties as of June 16, 2010. The parties each subsequently filed notices of supplemental authority and corresponding responses. On October 18, 2010, the court granted the MEMC defendants' motion for reconsideration, vacated its order denying the MEMC defendants' motion to dismiss, and stated that it will revisit the issues raised in the motion to dismiss after the parties supplement their arguments relating thereto. Both parties filed briefs supplementing their arguments on November 1, 2010. On June 28, 2011, plaintiff Jerry Jones filed a notice of voluntary withdrawal from the action. On June 29, 2011, the Court entered an order withdrawing Jones as one of the plaintiffs in this action. The parties each have continued to file additional notices of supplemental authority and responses thereto. On September 27, 2012, the MEMC defendants moved for oral argument on their pending motion to dismiss. Plaintiff Manuel Acosta joined in the MEMC defendants' motion for oral argument on October 9, 2012.  The Court has not ruled on this motion for oral argument.

MEMC believes the above class action is without merit, and we will assert a vigorous defense. Due to the inherent uncertainties of litigation, we cannot predict the ultimate outcome or resolution of the foregoing class action proceedings or estimate the amounts of, or potential range of, loss with respect to these proceedings. An unfavorable outcome could have a material adverse impact on our business, results of operations and financial condition. We have indemnification agreements with each of our present and former directors and officers, under which we are generally required to indemnify each such director or officer against expenses, including attorneys' fees, judgments, fines and settlements, arising from actions such as the lawsuits described above (subject to certain exceptions, as described in the indemnification agreements).
From time to time we may conclude it is in the best interests of our stockholders, employees, vendors and customers to settle one or more litigation matters, and any such settlement could include substantial payments; however, other than as may be noted above, we have not reached this conclusion with respect to any particular matter at this time. There are a variety of factors that influence our decision to settle any particular individual matter, and the amount we may choose to pay or accept as payment to settle such matters, including the strength of our case, developments in the litigation (both expected and unexpected), the behavior of other interested parties, including non-parties to the matter, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. It is difficult to predict whether a settlement is possible, the amount of an appropriate settlement or when is the opportune time to settle a matter in light of the numerous factors that go into the settlement decision.

Reportable Segments	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
REPORTABLE SEGMENTS
REPORTABLE SEGMENTS
From January 1, 2010 until December 31, 2011, MEMC was organized by end market, with three business segments: Semiconductor Materials, Solar Materials, and Solar Energy. During the fourth quarter of 2011, we initiated a large scale global restructuring plan across all of our reportable segments (see Note 3). As part of our restructuring plan, effective January 1, 2012, we consolidated our two solar business units' operations into one business unit, and since that date we have been engaged in two reportable segments, Semiconductor Materials and Solar Energy.
MEMC’s Semiconductor Materials segment includes the development, production and marketing of semiconductor wafers with a wide variety of features satisfying numerous product specifications to meet our customers’ exacting requirements, which wafers are utilized in the manufacture of semiconductor devices.
MEMC's Solar Energy segment provides solar energy services that integrate the design, installation, financing, monitoring, operations and maintenance portions of the downstream solar market to provide a comprehensive solar energy service to our customers. The results of the segment include the operating of, leasing of and sale of solar energy systems and services to customers who purchase renewable energy by delivering solar power to them under long term power purchase arrangements and feed in tariff arrangements. Our Solar Energy segment also manufactures polysilicon, silicon wafers and solar modules to support our downstream solar business, as well as for sale to external customers.
The Chief Operating Decision Maker (“CODM”) is our Chief Executive Officer. The CODM evaluates segment performance based on segment operating profit plus interest expense. In order to determine segment operating profit, standard costs are used as the basis for raw material costs allocated between segments and any related variances are allocated based on usage of those raw materials. MEMC incurs expenses for research and development costs and marketing activities that are not specific to any one segment or allocated to any segments. These costs, as well as general corporate marketing and administration costs, substantially all of our stock compensation expense, research and development administration costs, legal professional services and related costs, and other items are not evaluated by segment and are included in Corporate and other below. Because certain sites include operations, facilities and/or back office functions that are utilized to support our Semiconductor Materials and Solar Energy businesses, we do not have discrete financial information for total assets. Accordingly, the CODM does not consider total assets when analyzing segment performance. The CODM also evaluates the business on several other key operating metrics, including free cash flow.

	For the year ended December 31,
In millions	2012	2011	2010
Net sales:
Semiconductor Materials	$917.5	$1,023.1	$992.6
Solar Energy	1,612.4	1,692.4	1,246.6
Consolidated net sales	$2,529.9	$2,715.5	$2,239.2
Operating (loss) income:
Semiconductor Materials	$(5.0)	$(31.1)	$68.2
Solar Energy	162.2	(1,144.0)	76.2
Corporate and other	(100.0)	(125.4)	(123.3)
Consolidated operating (loss) income	$57.2	$(1,300.5)	$21.1
Interest expense:
Semiconductor Materials	$(1.2)	$(1.6)	$3.2
Solar Energy	76.5	35.5	25.8
Corporate and other	60.0	43.3	—
Consolidated interest expense	$135.3	$77.2	$29.0
Depreciation and amortization:
Semiconductor Materials	$121.6	$124.2	$108.8
Solar Energy	119.3	102.9	56.0
Corporate and other	6.0	—	—
Consolidated depreciation and amortization	$246.9	$227.1	$164.8
Capital expenditures:
Semiconductor Materials	$75.1	$144.6	$150.4
Solar Energy(1)	401.9	901.4	479.6
Corporate and other	8.9	4.6	2.1
Consolidated capital expenditures	$485.9	$1,050.6	$632.1
____________________

(1)	Consists primarily of construction of solar energy systems of $346.9 million, $598.1 million and $280.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

All Segments
Due to macroeconomic circumstances, which affected all of our segments, in December 2011 we committed to a series of actions that reduced our global workforce, right sized our production capacity and accelerated operating cost cutting measures in 2012. In addition, based on the adverse market conditions, MEMC incurred charges in 2011 associated with the impairment of long-lived assets, impairments of goodwill and certain investments, write-downs of inventory and the realizability of deferred tax assets (see Note 3 for a summary of these charges by reportable segment).
During the second quarter of 2010, we received $11.9 million in net insurance proceeds from our business interruption lost profits claim related to the disruption in production at our Pasadena, Texas facility as a result of Hurricane Ike in 2008. Of this amount, $8.0 million was recorded to our Semiconductor Materials segment and $3.9 million was recorded to our Solar Energy segment. No similar transactions occurred during 2012 or 2011.
Semiconductor Materials
Due to the earthquake in Japan on March 11, 2011, our semiconductor wafer production in Japan was suspended from that time through April 12, 2011. Because of the unplanned downtime and damages to the plant, we recorded $27.2 million as period charges to operating margin in the year ended December 31, 2011, with $15.8 million recorded to cost of goods sold due to the under absorption of costs, inventory adjustments, and asset impairment charges. We had no similar adjustments during the year ended December 31, 2012.
During the year ended December 31, 2012 and December 31, 2011, we recorded insurance recoveries related to the above earthquake charges of $4.0 million and $4.0 million. respectively. We had no similar charges during the year ended December 31, 2010.
Solar Energy

During the year ended December 31, 2012, we recognized revenue of $37.1 million for the termination of the Conergy long-term wafer supply agreement. Similarly, during the years ended December 31, 2012 and December 31, 2011, there was $0.7 million and $175.7 million, respectively, of revenue recognized as part of the Suntech wafer supply contract resolution. There was no such revenue in the year ended December 31, 2010.
As discussed in Note 3, we recorded a favorable adjustment of $69.2 million of income related to the settlement of the Evonik take or pay contract as well as a gain of $31.7 million related to the receipt of a manufacturing plant from Evonik. In addition to the above items and other restructuring, impairment, and other charges discussed in Note 3, we recognized charges of $5.5 million during the year ended December 31, 2012 and $37.4 million and $5.7 million during the years ended December 31, 2011 and 2010, respectively, to cost of goods sold related to the estimated probable shortfall to our purchase obligations associated with certain take-or-pay agreements we have with suppliers for raw materials. See Note 19.
Given the deterioration in polysilicon and solar wafer pricing, we recorded a lower of cost or market adjustment on our raw material and finished goods inventory in the Solar Energy segment of approximately $3.4 million and $107.0 million in the years ended December 31, 2012 and December 31, 2011, respectively. No such charges were taken in 2010. See Note 7.
We recorded a goodwill impairment of $440.5 million for the Solar Energy segment in the year ended December 31, 2011 (see Note 3). No such impairments were taken in 2010. No goodwill exists as of December 31, 2012.
Corporate and Other
Approximately $8.6 million of net expenses were recorded in Corporate and other, related to legal cases during the year ended December 31, 2011. No such net expenses were recorded in 2012 or 2010. Because the business decisions resulting in this litigation affected multiple segments, these expenses were recorded to Corporate and other. The remaining portion of expenses recorded to Corporate and other included stock-based compensation expense, general corporate marketing and administration costs, research and development administration costs, legal and tax professional services and related costs, and other personnel costs not reflected in the operating segments.
Geographic Segments
Geographic financial information is as follows:
Net Sales to Customers

	For the year ended December 31,
	2012	2011	2010
Dollars in millions
United States	$735.3	$447.5	$242.8
Foreign	1,794.6	2,268.0	1,996.4
Total	$2,529.9	$2,715.5	$2,239.2

Foreign revenues were derived from sales to the following countries:

	For the year ended December 31,
	2012	2011	2010
Dollars in millions
China	$82.8	$598.8	$415.8
Korea	198.8	237.1	176.9
Taiwan	408.4	530.0	549.4
Italy	234.2	375.6	385.3
Canada	248.6	104.9	4.4
Spain	175.8	42.3	2.0
Other foreign countries	446.0	379.3	462.6
Total	$1,794.6	$2,268.0	$1,996.4

Net sales are attributed to countries based on the location of the customer.
Our customers fall into five categories: (i) semiconductor device and solar cell and module manufacturers; (ii) commercial customers, which principally include private equity firms, large, national retail chains and real estate property management firms; (iii) federal, state and municipal governments; (iv) financial institutions, private equity firms and insurance companies; and (v) utilities. Our customers are located in various geographic regions including North America, Europe, and Asia Pacific, and are generally well capitalized. As such, our concentration of credit risk is considered minimal. For our solar energy systems, we typically collect the full sales proceeds upon final close and transfer of the system. Sales to any specific customer did not exceed 10% of consolidated net sales for the year ended December 31, 2012 or December 31, 2011. There were two customers where sales did exceed 10% of consolidated net sales for the year ended December 31, 2010.

Property, plant and equipment, net of accumulated depreciation

	As of December 31,
	2012	2011
Dollars in millions
United States	$1,510.0	$975.2
Japan	120.9	165.3
Taiwan	231.7	255.4
Italy	215.9	427.5
Other foreign countries	594.5	569.7
Total	$2,673.0	$2,393.1

Condensed Consolidating Financial Information	12 Months Ended
Dec. 31, 2012
Condensed Consolidating Financial Information [Abstract]
CONDENSED CONSOLIDATING FINANCIAL INFORMATION
On March 10, 2011, we issued $550.0 million of 7.75% Senior Notes due April 1, 2019 (the “Original 2019 Notes”). The Original 2019 Notes were sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the sale of the Original 2019 Notes, MEMC entered into a Registration Rights Agreement with the initial purchasers of the Original 2019 Notes, pursuant to which MEMC and the Subsidiary Guarantors (as defined below) agreed to file a registration statement with respect to an offer to exchange the Original 2019 Notes for a new issue of substantially identical notes registered under the Securities Act (the “Exchange 2019 Notes” and together with the Original 2019 Notes, the “2019 Notes”). The 2019 Notes are fully and unconditionally guaranteed on a joint and several senior unsecured basis by certain wholly owned domestic subsidiaries of MEMC (the “Subsidiary Guarantors”).
The following condensed consolidating financial information, which has been prepared in accordance with the requirements for presentation of Rule 3-10(d) of Regulation S-X promulgated under the Securities Act, presents the condensed consolidating financial information separately for:

i.	MEMC, as the issuer of the 2019 Notes;

ii.	The Subsidiary Guarantors, on a combined basis;

iii.	MEMC's other subsidiaries, on a combined basis, which are not guarantors of the 2019 Notes (the “Subsidiary Non-Guarantors”);

iv.
Consolidating entries and eliminations representing adjustments to (a) eliminate intercompany transactions between or among MEMC, the Subsidiary Guarantors and the Subsidiary Non-Guarantors, (b) eliminate the investments in the MEMC's subsidiaries and (c) record consolidating entries; and

v.	MEMC and its subsidiaries on a consolidated basis.

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2012
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net sales	$720.9	$1,037.5	$3,035.8	$(2,264.3)	$2,529.9
Cost of goods sold	807.7	987.9	2,606.1	(2,207.4)	2,194.3
Gross margin	(86.8)	49.6	429.7	(56.9)	335.6
Operating expenses:
Marketing and administration	112.4	81.1	112.7	—	306.2
Research and development	49.5	13.8	8.5	—	71.8
Gain on receipt of property, plant and equipment	—	—	(31.7)	—	(31.7)
Restructuring (reversals) charges	(2.9)	2.5	(83.1)	—	(83.5)
Long-lived asset impairment charges	18.9	0.7	—	—	19.6
Insurance recovery	—	—	(4.0)	—	(4.0)
Operating (loss) income	(264.7)	(48.5)	427.3	(56.9)	57.2
Non-operating (income) expense:
Interest expense	54.6	6.8	73.9	—	135.3
Interest income	(0.1)	(0.5)	(3.0)	—	(3.6)
Decline in fair value of warrant	—	—	0.2	—	0.2
Other, net	(58.4)	(5.9)	62.7	8.4	6.8
Total non-operating (income) expense	(3.9)	0.4	133.8	8.4	138.7
(Loss) income before income taxes, investment in subsidiary income (loss) and equity in loss of joint ventures	(260.8)	(48.9)	293.5	(65.3)	(81.5)
Income tax (benefit) expense	(59.6)	91.9	57.6	(25.0)	64.9
(Loss) income before investment in subsidiary income (loss) and equity in loss of joint ventures	(201.2)	(140.8)	235.9	(40.3)	(146.4)
Investment in subsidiary income (loss)	50.6	(1.5)	—	(49.1)	—
Equity in loss of joint ventures, net of tax	—	—	(2.3)	—	(2.3)
Net (loss) income	(150.6)	(142.3)	233.6	(89.4)	(148.7)
Net income attributable to noncontrolling interests	—	(0.7)	(1.2)	—	(1.9)
Net (loss) income attributable to MEMC stockholders	$(150.6)	$(143.0)	$232.4	$(89.4)	$(150.6)

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2011
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net sales	$872.7	$971.9	$3,692.8	$(2,821.9)	$2,715.5
Cost of goods sold	914.2	884.5	3,312.0	(2,690.1)	2,420.6
Gross profit	(41.5)	87.4	380.8	(131.8)	294.9
Operating expenses:
Marketing and administration	138.3	78.8	135.7	—	352.8
Research and development	60.9	10.7	15.9	—	87.5
Goodwill impairment charges	—	430.8	9.7	—	440.5
Restructuring charges	8.2	6.7	335.8	—	350.7
Long-lived asset impairment	19.4	42.8	305.7	—	367.9
Insurance recovery	—	—	(4.0)	—	(4.0)
Operating loss	(268.3)	(482.4)	(418.0)	(131.8)	(1,300.5)
Non-operating (income) expense:
Interest expense	35.4	7.7	34.1	—	77.2
Interest income	(0.3)	(0.4)	(3.8)	—	(4.5)
Decline in fair value of warrant	—	—	4.8	—	4.8
Other, net	(142.3)	(2.4)	124.2	26.6	6.1
Total non-operating (income) expense	(107.2)	4.9	159.3	26.6	83.6
Loss before income taxes, investment in subsidiary loss and equity in earnings (loss) of joint ventures	(161.1)	(487.3)	(577.3)	(158.4)	(1,384.1)
Income tax expense	16.3	31.0	29.5	(3.7)	73.1
(Loss) income before investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures	(177.4)	(518.3)	(606.8)	(154.7)	(1,457.2)
Investment in subsidiary loss	(1,358.6)	(1,046.2)	—	2,404.8	—
Equity in earnings (loss) of joint ventures, net of tax	—	0.2	(63.0)	—	(62.8)
Net loss	(1,536.0)	(1,564.3)	(669.8)	2,250.1	(1,520.0)
Net income attributable to noncontrolling interests	—	(0.5)	(15.5)	—	(16.0)
Net loss attributable to MEMC stockholders	$(1,536.0)	$(1,564.8)	$(685.3)	$2,250.1	$(1,536.0)

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2010
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net sales	$829.1	$468.3	$2,478.5	$(1,536.7)	$2,239.2
Cost of goods sold	823.3	457.3	2,158.7	(1,537.2)	1,902.1
Gross profit	5.8	11.0	319.8	0.5	337.1
Operating expenses:
Marketing and administration	122.0	61.2	83.8	—	267.0
Research and development	38.5	6.6	10.5	—	55.6
Restructuring charges	5.3	—	—	—	5.3
Insurance Recovery	—	(11.9)	—	—	(11.9)
Operating (loss) income	(160.0)	(44.9)	225.5	0.5	21.1
Non-operating (income) expense:
Interest expense	(1.7)	3.2	30.9	(3.4)	29.0
Interest income	(0.2)	(2.7)	(6.0)	3.4	(5.5)
Increase in fair value of warrant	—	—	14.0	—	14.0
Other, net	(44.5)	1.2	23.4	16.0	(3.9)
Total non-operating (income) expense	(46.4)	1.7	62.3	16.0	33.6
(Loss) income before income taxes, investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures	(113.6)	(46.6)	163.2	(15.5)	(12.5)
Income tax (benefit) expense	(64.6)	(17.9)	30.8	(1.6)	(53.3)
(Loss) income before investment in subsidiary earnings and equity in loss of joint ventures	(49.0)	(28.7)	132.4	(13.9)	40.8
Investment in subsidiary earnings (loss)	84.9	(14.2)	—	(70.7)	—
Equity in (loss) earnings of joint ventures, net of tax	(1.5)	—	8.7	—	7.2
Net income (loss)	34.4	(42.9)	141.1	(84.6)	48.0
Net loss (income) attributable to noncontrolling interests	—	0.3	(13.9)	—	(13.6)
Net income (loss) attributable to MEMC stockholders	$34.4	$(42.6)	$127.2	$(84.6)	$34.4

Condensed Consolidating Statement of Comprehensive (Loss) Income
December 31, 2012
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net (loss) income	$(150.6)	$(142.3)	$233.6	$(89.4)	$(148.7)
Other comprehensive loss, net of tax:
Net translation adjustment	—	—	(18.5)	—	(18.5)
Net unrealized loss on available-for-sale securities	—	—	(2.8)	—	(2.8)
Loss on hedging instruments	—	—	(0.4)	—	(0.4)
Net actuarial loss and prior service credit, net of tax	(11.8)	—	(0.1)	—	(11.9)
Other comprehensive loss, net of tax	(11.8)	—	(21.8)	—	(33.6)
Total comprehensive (loss) income	(162.4)	(142.3)	211.8	(89.4)	(182.3)
Net income attributable to noncontrolling interests	—	(0.7)	(1.2)	—	(1.9)
Net translation adjustment attributable to noncontrolling interests	—	—	(2.3)	—	(2.3)
Comprehensive (loss) income attributable to MEMC stockholders	$(162.4)	$(143.0)	$208.3	$(89.4)	$(186.5)

Condensed Consolidating Statement of Comprehensive (Loss) Income
December 31, 2011
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net loss	$(1,536.0)	$(1,564.3)	$(669.8)	$2,250.1	$(1,520.0)
Other comprehensive loss, net of tax
Net translation adjustment	—	—	(2.5)	—	(2.5)
Net unrealized loss on available-for-sale securities	—	—	(24.9)	—	(24.9)
Gain on hedging instruments	—	—	7.1	—	7.1
Net actuarial loss and prior service credit, net of tax	(14.0)	—	(2.0)	—	(16.0)
Other comprehensive loss, net of tax	(14.0)	—	(22.3)	—	(36.3)
Total comprehensive loss	(1,550.0)	(1,564.3)	(692.1)	2,250.1	(1,556.3)
Net income attributable to noncontrolling interests	—	(0.5)	(15.5)	—	(16.0)
Net translation adjustment attributable to noncontrolling interests	—	—	(1.7)	—	(1.7)
Comprehensive loss attributable to MEMC stockholders	$(1,550.0)	$(1,564.8)	$(709.3)	$2,250.1	$(1,574.0)

Condensed Consolidating Statement of Comprehensive (Loss) Income
December 31, 2010
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net income (loss)	$34.4	$(42.9)	$141.1	$(84.6)	$48.0
Other comprehensive income (loss), net of tax:
Net translation adjustment	—	—	16.2	—	16.2
Net unrealized loss on available-for-sale securities	—	—	(2.9)	—	(2.9)
Loss on hedging instruments	—	—	(11.0)	—	(11.0)
Net actuarial loss and prior service credit, net of tax	3.9	—	(4.5)	—	(0.6)
Other comprehensive income (loss), net of tax	3.9	—	(2.2)	—	1.7
Total comprehensive income (loss)	38.3	(42.9)	138.9	(84.6)	49.7
Net loss (income) attributable to noncontrolling interests	—	0.3	(13.9)	—	(13.6)
Net translation adjustment attributable to noncontrolling interests	—	—	(0.6)	—	(0.6)
Comprehensive income (loss) attributable to MEMC stockholders	$38.3	$(42.6)	$124.4	$(84.6)	$35.5

Condensed Consolidating Balance Sheet
December 31, 2012
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
ASSETS
Current assets:
Cash and cash equivalents	$65.1	$60.0	$447.5	$—	$572.6
Restricted cash	—	—	72.4	—	72.4
Accounts receivable, net	62.0	23.7	134.7	—	220.4
Inventories	18.4	70.6	200.0	(41.2)	247.8
Solar energy systems held for development and sale	—	0.3	213.7	(80.2)	133.8
Prepaid and other current assets	24.9	40.1	147.2	—	212.2
Total current assets	170.4	194.7	1,215.5	(121.4)	1,459.2
Investments	7.3	20.4	21.9	—	49.6
Investments in subsidiaries	498.2	564.2	—	(1,062.4)	—
Property, plant and equipment, net:
Non solar energy systems	57.2	294.4	913.8	(52.3)	1,213.1
Solar energy systems	—	3.0	1,361.3	95.6	1,459.9
Deferred tax assets, net	—	—	—	—	—
Restricted cash	—	1.7	48.5	—	50.2
Other assets	29.4	44.0	282.0	—	355.4
Intangible assets, net	—	110.9	3.3	—	114.2
Total assets	$762.5	$1,233.3	$3,846.3	$(1,140.5)	$4,701.6

Condensed Consolidating Balance Sheet
December 31, 2012
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and capital lease obligations	$—	$—	$3.4	$—	$3.4
Short-term solar energy system debt and current portion of solar energy system debt, financings and capital leaseback obligations	—	0.2	97.6	—	97.8
Accounts payable	11.9	67.0	398.1	—	477.0
Accrued liabilities	32.8	42.5	268.9	—	344.2
Deferred revenue for solar energy systems	—	40.7	72.4	—	113.1
Contingent consideration related to acquisitions	—	23.1	—	—	23.1
Customer and other deposits	10.9	0.4	65.9	—	77.2
Intercompany (receivable) payable and short term notes	(651.0)	764.3	(113.3)	—	—
Total current liabilities	(595.4)	938.2	793.0	—	1,135.8
Long-term debt and capital lease obligations, less current portion	746.1	—	12.6	—	758.7
Long-term solar energy system debt, financings and capital leaseback obligations, less current portion	—	9.8	1,498.6	—	1,508.4
Pension and post-employment liabilities	23.9	—	28.8	—	52.7
Customer and other deposits	87.8	—	96.7	—	184.5
Deferred revenue for solar energy systems	—	45.8	100.2	—	146.0
Deferred revenue for non solar energy systems	—	—	29.2	—	29.2
Long-term intercompany note (receivable) payable	(45.4)	(96.2)	141.6	—	—
Other liabilities	(29.8)	112.0	126.7	—	208.9
Total liabilities	187.2	1,009.6	2,827.4	—	4,024.2
Redeemable noncontrolling interest	—	—	11.3	—	11.3
Total MEMC stockholders’ equity	575.3	223.7	916.8	(1,140.5)	575.3
Noncontrolling interests	—	—	90.8	—	90.8
Total stockholders’ equity	575.3	223.7	1,007.6	(1,140.5)	666.1
Total liabilities and stockholders’ equity	$762.5	$1,233.3	$3,846.3	$(1,140.5)	$4,701.6

Condensed Consolidating Balance Sheet
December 31, 2011
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
ASSETS
Current assets:
Cash and cash equivalents	$228.9	$58.3	$298.6	$—	$585.8
Restricted cash	—	—	125.2	—	125.2
Accounts receivable, net	65.3	42.5	95.1	—	202.9
Inventories	33.8	68.5	271.0	(51.5)	321.8
Solar energy systems held for development and sale	—	4.1	373.0	(4.1)	373.0
Prepaid and other current assets	34.6	36.9	205.7	—	277.2
Total current assets	362.6	210.3	1,368.6	(55.6)	1,885.9
Investments	3.3	24.4	26.8	—	54.5
Investments in subsidiaries	269.8	(51.6)	—	(218.2)	—
Property, plant and equipment, net:
Non solar energy systems	72.3	315.5	916.4	(50.5)	1,253.7
Solar energy systems	—	1.6	1,098.9	38.9	1,139.4
Deferred tax assets, net	36.3	(20.4)	28.9	—	44.8
Restricted cash	—	0.2	37.3	—	37.5
Other assets	24.7	45.9	246.0	—	316.6
Goodwill	—	—	—	—	—
Intangible assets, net	—	145.2	4.0	—	149.2
Total assets	$769.0	$671.1	$3,726.9	$(285.4)	$4,881.6

Condensed Consolidating Balance Sheet
December 31, 2011
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and capital lease obligations	$—	$—	$3.7	$—	$3.7
Short-term solar energy system debt and current portion of solar energy system debt, financings and capital leaseback obligations	—	0.3	143.9	—	144.2
Accounts payable	20.0	82.0	592.6	—	694.6
Accrued liabilities	(9.6)	104.6	314.0	—	409.0
Contingent consideration related to acquisitions	—	71.6	—	—	71.6
Deferred revenue for solar energy systems	—	12.0	29.4	—	41.4
Customer and other deposits	30.1	0.4	41.9	—	72.4
Intercompany (receivable) payable and short-term notes	(605.7)	619.9	(14.2)	—	—
Total current liabilities	(565.2)	890.8	1,111.3	—	1,436.9
Long-term debt and capital lease obligations, less current portion	550.0	—	17.7	—	567.7
Long-term solar energy system debt, financings and capital leaseback obligations, less current portion	—	2.3	1,208.9	—	1,211.2
Pension and post-employment liabilities	40.5		28.9	—	69.4
Customer and other deposits	82.0	—	194.8	—	276.8
Deferred revenue for solar energy systems	—	27.0	130.4	—	157.4
Deferred revenue for non solar energy systems	—	—	51.2	—	51.2
Long-term intercompany note (receivable) payable	(127.1)	(16.4)	143.5	—	—
Other liabilities	50.9	23.4	251.8	—	326.1
Total liabilities	31.1	927.1	3,138.5	—	4,096.7
Total MEMC stockholders’ equity	737.9	(256.6)	542.0	(285.4)	737.9
Noncontrolling interests	—	0.6	46.4	—	47.0
Total stockholders’ equity	737.9	(256.0)	588.4	(285.4)	784.9
Total liabilities and stockholders’ equity	$769.0	$671.1	$3,726.9	$(285.4)	$4,881.6

Condensed Consolidating Statement of Cash Flows
For the Year Ended December 31, 2012
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Cash flows from operating activities:
Net cash (used in) provided by operating activities	$(213.7)	$9.4	$(7.3)	$(51.9)	$(263.5)
Cash flows from investing activities:
Capital expenditures	(18.0)	(19.5)	(101.5)	—	(139.0)
Construction of solar energy systems	—	—	(387.8)	40.9	(346.9)
Purchases of cost and equity method investments	(8.2)	—	(39.6)	—	(47.8)
Proceeds from return of (payments to) equity method investments	10.0	—	(4.2)	—	5.8
Change in restricted cash	—	(1.5)	8.2	—	6.7
Equity infusions or investments in subsidiaries	(44.0)	(6.7)	50.7	—	—
Other	2.0	0.1	(4.4)	11.0	8.7
Net cash used in investing activities	(58.2)	(27.6)	(478.6)	51.9	(512.5)
Cash flows from financing activities:
Proceeds from long-term debt	196.0	—	—	—	196.0
Cash paid for contingent consideration	—	(15.1)	(54.1)	—	(69.2)
Proceeds from solar energy system financing and capital lease obligations	—	8.4	895.8	—	904.2
Repayments of solar energy system financing and capital lease obligations	—	(0.5)	(245.7)	—	(246.2)
Net repayments of customer deposits related to long-term supply agreements	—	—	(24.4)	—	(24.4)
Principal payments on long-term debt	—	—	(3.6)	—	(3.6)
Common stock repurchases	(0.5)	—	—	—	(0.5)
Receipts from noncontrolling interest	—	—	50.8	—	50.8
(Repayment of) collection of intercompany debt	(74.4)	27.1	47.3	—	—
Debt financing fees	(12.7)	—	(29.6)	—	(42.3)
Net cash provided by financing activities	108.4	19.9	636.5	—	764.8
Effect of exchange rate changes on cash and cash equivalents	(0.3)	—	(1.7)	—	(2.0)
Net (decrease) increase in cash and cash equivalents	(163.8)	1.7	148.9	—	(13.2)
Cash and cash equivalents at beginning of period	228.9	58.3	298.6	—	585.8
Cash and cash equivalents at end of period	$65.1	$60.0	$447.5	$—	$572.6

Condensed Consolidating Statement of Cash Flows
For the Year Ended December 31, 2011
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Cash flows from operating activities:
Net cash (used in) provided by operating activities	$(216.5)	$66.3	$193.0	$(58.1)	$(15.3)
Cash flows from investing activities:
Capital expenditures	(24.1)	(56.4)	(372.0)	—	(452.5)
Construction of solar energy systems	—	—	(627.5)	29.4	(598.1)
Purchases of cost and equity method investments	(1.1)	(5.0)	(44.3)	—	(50.4)
Proceeds from return of equity method investments	82.0	13.7	—	—	95.7
Change in restricted cash	—	0.5	(124.3)	—	(123.8)
Payments to vendors for refundable deposits on long-term agreements and loans	—	(14.4)	(0.1)	—	(14.5)
Proceeds from Property, Plant and Equipment	—	—	43.9	—	43.9
Cash payments for acquisition, net of cash acquired	—	(160.1)	(3.9)	—	(164.0)
Equity infusions or investments in subsidiaries	82.9	2.8	(85.7)	—	—
Other	5.7	(0.1)	(33.5)	28.7	0.8
Net cash provided by (used in) investing activities	145.4	(219.0)	(1,247.4)	58.1	(1,262.9)
Cash flows from financing activities:
Proceeds from long-term debt	550.0	—	—	—	550.0
Proceeds from solar energy system financing and capital lease obligations	—	0.5	1,070.7	—	1,071.2
Cash paid for contingent consideration	—	(50.2)	—	—	(50.2)
Repayments of solar energy system financing and capital lease obligations	—	(1.8)	(264.7)	—	(266.5)
Net repayments of customer deposits related to long-term supply agreements	—	(1.8)	(55.9)	—	(57.7)
(Repayment of) collections on intercompany debt	(243.7)	257.2	(13.5)	—	—
Principal payments on long-term debt	—	—	(3.7)	—	(3.7)
Purchases of and dividends to noncontrolling interest	—	—	(49.0)	—	(49.0)
Common stock repurchases	(3.6)	—	—	—	(3.6)
Debt financing fees	(18.0)	—	(21.8)	—	(39.8)
Net cash provided by financing activities	284.7	203.9	662.1	—	1,150.7
Effect of exchange rate changes on cash and cash equivalents	(0.2)	(0.1)	6.3	—	6.0
Net increase (decrease) in cash and cash equivalents	213.4	51.1	(386.0)	—	(121.5)
Cash and cash equivalents at beginning of period	15.5	7.2	684.6	—	707.3
Cash and cash equivalents at end of period	$228.9	$58.3	$298.6	$—	$585.8

Condensed Consolidating Statement of Cash Flows
For the Year Ended December 31, 2010
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Cash flows from operating activities:
Net cash (used in) provided by operating activities	$(128.4)	$65.0	$318.5	$92.5	$347.6
Cash flows from investing activities:
Capital expenditures	(25.1)	(45.7)	(281.2)	—	(352.0)
Construction of solar energy systems	—	(1.4)	(171.9)	(106.8)	(280.1)
Proceeds from sale and maturities of investments	—	—	185.0	—	185.0
Purchases of cost and equity method investments	—	(10.4)	(8.4)	—	(18.8)
Proceeds from return of equity method investments	85.3	—	—	—	85.3
Change in restricted cash	—	0.3	(2.1)	—	(1.8)
Payments to vendors for refundable deposits on long-term agreements and loans	—	—	(85.0)	—	(85.0)
Cash payments for acquisition, net of cash acquired	(75.7)	2.2	—	—	(73.5)
Equity infusions or investments in subsidiaries	(30.2)	1.8	28.4	—	—
Other	30.7	2.9	(28.8)	14.3	19.1
Net cash used in investing activities	(15.0)	(50.3)	(364.0)	(92.5)	(521.8)
Cash flows from financing activities:
Proceeds from solar energy system financing and capital lease obligations	—	1.8	362.6	—	364.4
Repayments of solar energy system financing and capital lease obligations	—	(1.9)	(59.2)	—	(61.1)
Net repayments of customer deposits related to long-term supply agreements	—	(0.4)	(30.9)	—	(31.3)
Collections on (repayment of) intercompany debt	55.9	(55.9)	—	—	—
Principal payments on long-term debt	—	—	(4.8)	—	(4.8)
Purchases of and dividends to noncontrolling interest	—	(0.8)	(7.5)	—	(8.3)
Common stock repurchases	(2.9)	—	—	—	(2.9)
Debt financing fees	—	—	(12.8)	—	(12.8)
Net cash provided by (used in) financing activities	53.0	(57.2)	247.4	—	243.2
Effect of exchange rate changes on cash and cash equivalents	—	—	5.6	—	5.6
Net (decrease) increase in cash and cash equivalents	(90.4)	(42.5)	207.5	—	74.6
Cash and cash equivalents at beginning of period	105.9	49.7	477.1	—	632.7
Cash and cash equivalents at end of period	$15.5	$7.2	$684.6	$—	$707.3

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Use of Estimates
Use of Estimates
In preparing our financial statements, we use estimates and assumptions that may affect reported amounts and disclosures. Estimates are used when accounting for investments, depreciation, amortization, leases, accrued liabilities including restructuring, warranties, employee benefits, derivatives, stock-based compensation, income taxes, solar energy system installation and related costs, percentage-of-completion on long-term construction contracts, the fair value of assets and liabilities recorded in connection with business combinations, and goodwill and asset recoverability, including allowances, among others. These estimates and assumptions are based on current facts, historical experience and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the recording of revenue, costs and expenses that are not readily apparent from other sources. To the extent there are material differences between the estimates and actual results, our future results of operations would be affected.

Variable Interest Entities
Variable Interest Entities
SunEdison’s business can involve the formation of special purpose vehicles (referred to as “project companies”) to own the project assets and execute agreements for the construction and maintenance of the assets, as well as power purchase agreements or feed in tariff agreements with a buyer who will purchase the electricity generated from the solar energy system once it is operating. SunEdison may establish joint ventures with non-related parties to share in the risks and rewards associated with solar energy system development, which are facilitated through equity ownership of a project company. The project companies engage SunEdison to engineer, procure and construct the solar energy system and may separately contract with SunEdison to perform predefined operational and maintenance services post construction. We evaluate the terms of those contracts as well as the joint venture agreements to determine if the entity is a VIE, as well as if SunEdison is the primary beneficiary.
VIEs are primarily entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders, as a group, lack one or more of the following characteristics: (a) direct or indirect ability to make decisions; (b) obligation to absorb expected losses; or (c) right to receive expected residual returns. VIEs must be evaluated quantitatively and qualitatively to determine the primary beneficiary, which is the reporting entity that has (a) the power to direct activities of a VIE that most significantly impact the VIEs economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes. A VIE should have only one primary beneficiary, but may not have a primary beneficiary if no party meets the criteria described above.
To determine a VIE's primary beneficiary, an enterprise must perform a qualitative assessment to determine which party, if any, has the power to direct activities of the VIE and the obligation to absorb losses and/or receive its benefits. Therefore, an enterprise must identify the activities that most significantly impact the VIE's economic performance and determine whether it, or another party, has the power to direct those activities. When evaluating whether we are the primary beneficiary of a VIE, and must therefore consolidate the entity, we perform a qualitative analysis that considers the design of the VIE, the nature of our involvement and the variable interests held by other parties. If that evaluation is inconclusive as to which party absorbs a majority of the entity’s expected losses or residual returns, a quantitative analysis is performed to determine the primary beneficiary.
For our consolidated VIEs, we have presented on our consolidated balance sheets, to the extent material, the assets of our consolidated VIEs that can only be used to settle specific obligations of the consolidated VIE, and the liabilities of our consolidated VIEs for which creditors do not have recourse to our general assets outside of the VIE.
We are the primary beneficiary of five VIEs in solar energy projects that we consolidated as of December 31, 2012, three of which existed and were consolidated by the Company as of December 31, 2011. During the year ended December 31, 2012, one solar energy system project company that was consolidated as of December 31, 2011 was sold and deconsolidated.

Cash and Cash Equivalents
Cash and Cash Equivalents
Cash equivalents include highly liquid commercial paper, time deposits and money market funds with original maturity periods of three months or less when purchased. The majority of our cash and cash equivalents are held outside the U.S. Total cash and cash equivalents maintained by foreign subsidiaries whose functional currency is not the U.S. dollar were $171.5 million and $64.2 million as of December 31, 2012 and 2011, respectively. Cash and cash equivalents consist of the following:

	As of December 31,
	2012	2011
Dollars in millions
Cash	$514.5	$417.0
Cash Equivalents:
Commercial paper	10.0	10.0
Money market funds	48.1	158.8
	$572.6	$585.8

Restricted Cash
Restricted Cash
Restricted cash consists of cash on deposit in financial institutions that is restricted from use in operations. In certain transactions, we have agreed to issue a letter of credit or provide security deposits regarding the performance or removal of a solar energy system. Incentive application fees are deposited with local governmental jurisdictions which are held until the construction of the applicable solar energy system is completed. In addition, cash received during the lease term of a sale leaseback transaction may be subject to a security and disbursement agreement which generally establishes a reserve requirement for scheduled lease payments under our master lease agreements as discussed below under Revenue Recognition, Solar Energy System Sales, Sale with a leaseback, for each leaseback arrangement, as well as certain additional reserve requirements that may be temporarily required in an accrual account. All of the reserve requirements for scheduled lease payments for all projects under each master lease agreement must be satisfied before cash is disbursed under the master lease agreements.

Allowance for Doubtful Accounts	Allowance for Doubtful AccountsWe establish an allowance for doubtful accounts to adjust our receivables to amounts considered to be ultimately collectible. Our allowance is based on a variety of factors, including the length of time receivables are past due, significant one-time events, the financial health of our customers and historical experience. The balance of our allowance for doubtful accounts was $4.4 million and $4.9 million as of December 31, 2012 and 2011, respectively. Our provision for bad debts was a $0.3 million benefit, due to the recovery of previously written off accounts, $1.4 million expense and $1.4 million benefit for the years ended December 31, 2012, 2011 and 2010, respectively. There were $0.2 million, $4.3 million and $0.7 million of write-offs for bad debts for the years ended December 31, 2012, 2011, and 2010 respectively.
Inventories
Inventories
Inventories consists of raw materials, labor and manufacturing overhead and are valued at the lower of cost or market. Fixed overheads are allocated to the costs of conversion based on the normal capacity of our production facilities. Unallocated overheads during periods of abnormally low production levels are recognized as cost of goods sold in the period in which they are incurred. Raw materials and supplies are generally stated at weighted-average cost and goods and work-in-process and finished goods inventories are stated at standard cost as adjusted for variances, which approximates weighted-average actual cost. The valuation of inventory requires us to estimate excess and slow moving inventory. The determination of the value of excess and slow moving inventory is based upon assumptions of future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required.
Inventories also includes raw materials (such as solar panels) and supplies used to construct future solar energy systems developed for sale to third parties, which have not been designated to a specific project as of the balance sheet date. When the inventory is designated for use to build a specific project, the inventory will be reclassified to either solar energy systems held for development and sale or to property, plant and equipment - construction in progress, which is determined based on our intended use of the system. The cost of raw materials for solar energy systems is based on the first-in, first-out (FIFO) method.

Solar Energy Systems Held for Development and Sale
Solar Energy Systems Held for Development and Sale
Solar energy systems are classified as either held for development and sale or as property, plant and equipment based on our intended use of the system once constructed and provided that certain criteria to be classified as held for sale are met. The classification of the system affects the future accounting and presentation in the consolidated financial statements, including the consolidated statement of operations and statement of cash flows.  Transactions related to the construction and sale of solar energy systems classified as held for development and sale are classified as operating activities in the consolidated statement of cash flows and within gross profit in the statement of operations when sold.  Solar energy systems that are classified as property, plant and equipment generally relate to our sale leaseback transactions.  The costs to construct solar energy systems classified as property, plant and equipment are classified in the investing activities of the consolidated statement of cash flows. The proceeds received for the sale and subsequent leaseback are classified as cash flows from financing activities within the consolidated statement of cash flows.
Solar energy systems held for development include solar energy system project related assets for projects that have commenced and are actively marketed and intended to be sold. Development costs include capitalizable costs for items such as permits, acquired land, deposits and work-in-process, among others. Work-in-process includes materials, labor and other capitalizable costs incurred to construct solar energy systems.
Solar energy systems held for sale are completed solar energy systems that have been interconnected. Solar energy systems held for sale are available for immediate sale in their present conditions subject only to terms that are usual and customary for sales of these types of assets. In addition, we are actively marketing the systems to potential third party buyers, and it is probable that the system will be sold within one year of its placed in service date. Solar energy systems held for sale also include systems under contract with a buyer that are accounted for using the deposit method, whereby cash proceeds received from the buyer are held as deposits until a sale can be recognized.
We do not depreciate our solar energy systems while classified as held for sale. Any energy or incentive revenues are recorded to other income, as such revenues are incidental to our intended use of the system (direct sale to a third party buyer). If facts and circumstances change such that it is no longer probable that the system will be sold within one year of the system's completion date, the system will be reclassified to property, plant and equipment, and we will record depreciation expense in the amount that would have otherwise been recorded during the period the system was classified as held for sale.

Property, Plant and Equipment
Property, Plant and Equipment
We record property, plant and equipment at cost and depreciate it evenly over the assets’ estimated useful lives as follows:

Years
Software	3-6
Buildings and improvements	4-60
Machinery and equipment	1-25
Solar energy systems	23-30

Expenditures for repairs and maintenance are charged to expense as incurred. Additions and betterments are capitalized. The cost and related accumulated depreciation on property, plant and equipment sold or otherwise disposed of are removed from the capital accounts and any gain or loss is reported in current-year operations.
We often construct solar energy systems for which we do not have a fixed-price construction contract and, in certain instances, we may construct a system and retain ownership of the system or perform a sale-leaseback. For these projects, we earn revenues associated with the energy generated by the solar energy system, capitalize the cost of construction to solar energy system property, plant and equipment and depreciate the system over its estimated useful life. For solar energy systems under construction for which we intend to retain ownership and finance the system, we recognize all costs incurred as solar system construction in progress.
We may sell a solar energy system and simultaneously lease back the solar energy system. Property, plant and equipment accounted for as capital leases (primarily solar energy systems) are depreciated over the life of the lease. Solar energy systems that have not reached consummation of a sale under real estate accounting and have been leased back are recorded at the lower of the original cost to construct the system or its fair value and depreciated over the equipment's estimated useful life. For those sale leasebacks accounted for as capital leases, the gain, if any, on the sale leaseback transaction is deferred and recorded as a contra-asset that reduces the cost of the solar energy system, thereby reducing depreciation expense over the life of the asset. Generally, as a result of various tax attributes that accrue to the benefit of the lessor/tax owner, solar energy systems accounted for as capital leases are recorded at the net present value of the future minimum lease payments because this amount is lower than the cost and fair market value of the solar energy system at the lease inception date.
Leasehold improvements are depreciated over the shorter of the estimated useful life of the asset or the remaining lease term, including renewal periods considered reasonably assured of execution.
When we are entitled to incentive tax credits for property, plant and equipment, we reduce the asset carrying value by the amount of the credit, which reduces future depreciation.
Consolidated depreciation expense for the years ended December 31, 2012, 2011 and 2010 was $200.6 million, $217.7 million and $158.9 million, respectively, and includes depreciation expense for capital leases of $4.3 million, $9.7 million and $4.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.
The cost of constructing facilities, equipment and solar energy systems includes interest costs incurred during the asset's construction period. Capitalized interest totaled $19.9 million, $18.1 million and $5.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.
Asset retirement obligations are recognized at fair value in the period in which they are incurred and the carrying amount of the related long-lived asset is correspondingly increased. Over time, the liability is accreted to its expected future value. The corresponding asset capitalized at inception is depreciated over the useful life of the asset. We operate under solar power services agreements with some customers that include a requirement for the removal of the solar energy systems at the end of the term of the agreement. In addition, we could have certain legal obligations for asset retirements related to disposing of materials in the event of closure, abandonment or sale of certain of our manufacturing facilities. We recognize a liability in the period in which we have determined the time frame that the asset will no longer operate and information is available to reasonably estimate the liability’s fair value.

Impairment of Long-Lived Assets
Impairment of Property, Plant and Equipment
We periodically assess the impairment of long-lived assets/asset groups when conditions indicate a possible loss. Reviews are performed to determine whether the carrying value of an asset is impaired, based on comparisons to undiscounted expected future cash flows or some other fair value measure. If this comparison indicates that there is impairment, the impaired asset is written down to fair value, which is typically calculated using: (i) quoted market prices or (ii) discounted expected future cash flows utilizing an appropriate discount rate. Impairment is based on the excess of the carrying amount over the fair value of those assets. We recorded asset impairment charges in 2012 and 2011; no similar charges were recorded in 2010. See Note 9 for additional discussion on the impairment charges on long-lived assets.

Goodwill and Intangible Assets
oodwill and Intangible Assets
Goodwill is recorded as the difference, if any, between the aggregate consideration paid for an acquisition and the fair value of the net tangible and intangible assets acquired and liabilities assumed. Goodwill and intangible assets determined to have indefinite lives are not amortized, but rather are subject to an impairment test annually, on December 1, or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Our indefinite-lived intangible assets include power plant development arrangements acquired in a business combination which relate to anticipated future economic benefits associated with our customer backlog relationships. These intangible assets will be allocated to fixed assets as the construction of the related solar energy systems stemming from the existing backlog is completed.
The goodwill impairment test involves a two-step approach. Under the first step, we determine the fair value of each reporting unit to which goodwill has been assigned. We compare the fair value of the reporting unit to its carrying value, including goodwill. If the estimated fair value exceeds the carrying value, no impairment loss is recognized. If the carrying value exceeds the fair value, goodwill is considered potentially impaired and the second step is completed in order to measure the impairment loss. Under the second step, if applicable, we calculate the implied fair value of goodwill by deducting the fair value of all tangible and intangible net assets, including any unrecognized intangible assets, of the reporting unit from the fair value of the reporting unit as determined in the first step.
We then compare the implied fair value of goodwill to the carrying value of goodwill. If the implied fair value of goodwill is less than the carrying value of goodwill, we recognize an impairment loss equal to the difference. See Note 10 for discussion on the goodwill impairment charges recorded during the year ended December 31, 2011. As of December 31, 2012, we had no remaining goodwill.
Intangible assets that have determinable estimated lives are amortized over those estimated lives. The straight-line method of amortization is used because it best reflects the pattern in which the economic benefits of the intangible asset are consumed or otherwise used up. The amounts and useful lives assigned to intangible assets acquired impact the amount and timing of future amortization. Reviews are performed to determine whether the carrying value of an asset is impaired, based on comparisons to undiscounted expected future cash flows or some other fair value measure. If this comparison indicates that there is impairment, the impaired asset is written down to fair value, which is typically calculated using discounted expected future cash flows utilizing an appropriate discount rate. Impairment is based on the excess of the carrying amount over the fair value of those assets. During 2012 and 2011 we recorded intangible asset impairments; see Note 10. No similar charges were recorded in 2010.
The estimated useful lives of our intangible assets subject to amortization are as follows:

Years
Favorable energy credits	4-18
Customer sales backlog and relationships	1-6
Trade name	15
Developed technology	5
O

Operating and Capital Leases
perating Leases
We enter into lease agreements for a variety of business purposes, including office and manufacturing space, office and manufacturing equipment and computer equipment. A portion of these are noncancellable operating leases.
Capital Leases
We are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by SunEdison. For those transactions which do not fall under real estate accounting, we record a lease liability and the solar energy system is retained on our balance sheet. The excess of the cash proceeds of the sale leaseback over the costs to construct the solar energy system is retained by us and used to fund current operations and new solar energy projects. See further discussion in Revenue Recognition below.

Customer Deposits
ustomer and Other Deposits
We have executed long-term solar wafer supply agreements, including amendments, with multiple customers which required the customers to provide security deposits. The terms of these deposits vary, but are generally required to be applied against a portion of current sales on credit or refunded to customers over the term of the applicable agreement. We also receive short-term deposits from customers, deposits from suppliers and, in 2012 and 2011, received deposits in connection with a supply and license agreement with one of our joint ventures. See Note 6.

Revenue Recognition
evenue Recognition
Wafer and Other Product Sales
Revenue is recognized for wafer and other product sales when title transfers, the risks and rewards of ownership have been transferred to the customer, the fee is fixed or determinable and collection of the related receivable is reasonably assured, which is generally at the time of shipment for non-consignment orders. In the case of consignment orders, title passes when the customer pulls the product from the assigned storage facility or storage area or, if the customer does not pull the product within a contractually stated period of time (generally 60–90 days), at the end of that period, or when the customer otherwise agrees to take title to the product. Our wafers are generally made to customer specifications, and we conduct rigorous quality control and testing procedures to ensure that the finished wafers meet the customer’s specifications before the product is shipped. We consider international shipping term definitions in our determination of when title passes. We defer revenue for multiple element arrangements based on an average fair value per unit for the total arrangement when we receive cash in excess of fair value. We also defer revenue when pricing is not fixed or determinable or other revenue recognition criteria is not met.
In connection with certain of our long-term solar wafer supply agreements, we have received various equity instruments and other forms of additional consideration. In each case, we have recorded the estimated fair value of the additional consideration to long-term deferred revenue and will recognize the deferred revenue on a pro-rata basis as product is shipped over the life of the agreements.
Solar Energy System Sales
Solar energy system sales involving real estate
We recognize revenue for solar energy system sales with the concurrent sale or the concurrent lease of the underlying land, whether explicit or implicit in the transaction, in accordance with ASC 360-20, Real Estate Sales. For these transactions, we evaluate the solar energy system to determine whether the equipment is integral equipment to the real estate; therefore, the entire transaction is in substance the sale of real estate and subject to revenue recognition under ASC 360-20. A solar energy system is determined to be integral equipment when the cost to remove the equipment from its existing location, ship and reinstall at a new site, including any diminution in fair value, exceeds ten percent of the fair value of the equipment at the time of original installation. For those transactions subject to ASC 360-20, we recognize revenue and profit using the full accrual method once the sale is consummated, the buyer's initial and continuing investments are adequate to demonstrate its commitment to pay, our receivable is not subject to any future subordination, and we have transferred the usual risk and rewards of ownership to the buyer. If these criteria are met and we execute a sales agreement prior to the delivery of the solar energy system and have an original construction period of three months or longer, we recognize revenue and profit under the percentage of completion method of accounting applicable to real estate sales when we can reasonably estimate progress towards completion. During 2012 and 2011, we recognized $97.8 million and $54.3 million, respectively, of revenue using the percentage of completion method. Prior to 2011, we did not have sales that qualified for using the percentage of completion method.

If the criteria for recognition under the full accrual method are met except that the buyer's initial and continuing investment is less than the level determined to be adequate, then we will recognize revenue using the installment method. Under the installment method, we record revenue up to our costs incurred and apportion each cash receipt from the buyer between cost recovered and profit in the same ratio as total cost and total profit bear to the sales value. During 2012 and 2011, we recognized revenue of $22.7 million and $28.5 million, respectively, using the installment method. Prior to 2011, we did not have sales that qualified for using the installment method.
If we retain some continuing involvement with the solar energy system and do not transfer substantially all of the risks and rewards of ownership, profit shall be recognized by a method determined by the nature and extent of our continuing involvement, provided the other criteria for the full accrual method are met. In certain cases, we may provide our customers guarantees of system performance or uptime for a limited period of time and our exposure to loss is contractually limited based on the terms of the applicable agreement. In accordance with real estate sales accounting guidance, the profit recognized is reduced by our maximum exposure to loss (and not necessarily our most probable exposure), until such time that the exposure no longer exists.
Other forms of continuing involvement that do not transfer substantially all of the risks and rewards of ownership preclude revenue recognition under real estate accounting and require us to account for any cash payments using either the deposit or financing method. Such forms of continuing involvement may include contract default or breach remedies that provide SunEdison with the option or obligation to repurchase the solar energy system. Under the deposit method, cash payments received from customers are reported as deferred revenue for solar energy systems on the consolidated balance sheet, and under the financing method, cash payments received from customers are considered debt and reported as solar energy financing and capital lease obligations on the consolidated balance sheet.
Solar energy system sales not involving real estate
We recognize revenue for solar energy system sales without the concurrent sale or the concurrent lease of the underlying land at the time a sales arrangement with a third party is executed, delivery has occurred and we have determined that the sales price is fixed or determinable and collectible. For transactions that involve a construction period of three months or longer, we recognize the revenue in accordance with ASC 605-35, Construction-Type and Production-Type Contracts, using the percentage of completion method, measured by actual costs incurred for work completed to total estimated costs at completion for each transaction. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and travel costs. Marketing and administration costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are recognized in full during the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and revenue and are recognized in the period in which the revisions are determined. During the year ended December 31, 2012, we recorded $25.0 million of revenue under the percentage of completion method for solar energy sytems not involving real estate. There were no such amounts recognized in 2011 or 2010.
Solar energy system sales with service contracts
SunEdison frequently negotiates and executes solar energy system sales contracts and post-system-sale service contracts contemporaneously, which we combine and evaluate together as a single arrangement with multiple deliverables. The total arrangement consideration is first separated and allocated to post-system-sale separately priced extended warranty and maintenance service contracts, and the revenue associated with that deliverable is recognized on a straight-line basis over the contract term. The remaining consideration is allocated to each unit of accounting based on the respective relative selling prices, and revenue is recognized for each unit of accounting when the revenue recognition criteria have been met.
Sale with a leaseback
We are a party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us. We must determine the appropriate classification of the sale leaseback on a project-by-project basis because the terms of the solar energy systems lease schedule may differ from the terms applicable to other solar energy systems. In addition, we must determine if the solar energy system is considered integral equipment to the real estate upon which it resides. We do not recognize revenue on the sales transactions for any sales with a leaseback. Instead, revenue is recognized through the sale of electricity and energy credits which are generated as energy is produced. The terms of the lease and whether the system is considered integral to the real estate upon which it resides may result in either one of the following sale leaseback classifications:
Capital lease arrangements
Sale/capital leaseback classification for non-real estate transactions occurs when the terms of the lease schedule for a solar energy system result in a capital lease classification. Generally, this classification occurs when the term of the lease is greater than 75% of the estimated economic life of the solar energy system. Under a capital lease, a capitalized leased asset and obligation is recorded at the present value of the minimum lease payments. Any gain on the sale is recorded as a reduction of the capitalized leased asset which is then recognized to cost of goods sold through reduced depreciation expense over the term of the lease. As of the SunEdison acquisition date of November 20, 2009 through December 31, 2012, there were no arrangements which resulted in this accounting.
Financing arrangements
The financing method is applicable when we have determined that the assets under the lease are real estate. This occurs due to either a transfer of land or the transfer of a lease involving real estate and the leased equipment is integral equipment to the real estate. A sale leaseback is classified as a financing sale leaseback if we have concluded the leased assets are real estate and we have a prohibited form of continuing involvement, such as an option or obligation to repurchase the assets under our master lease agreements.
Under a financing sale leaseback, we do not recognize any upfront profit because a sale is not recognized. The full amount of the financing proceeds is recorded as solar energy financing debt, which is typically secured by the solar energy system asset and its future cash flows from energy sales, but generally has no recourse to MEMC or SunEdison under the terms of the arrangement.
We use our incremental borrowing rate to determine the principal and interest component of each lease payment. However, to the extent that our incremental borrowing rate will result in either negative amortization of the financing obligation or a built-in loss at the end of the lease (e.g. net book value of the system asset exceeds the financing obligation), the rate is adjusted to eliminate such results. The interest rate is adjusted accordingly for the majority of our financing leasebacks because our future minimum lease payments do not typically exceed the initial proceeds received from the buyer-lessor. As a result, most of our lease payments are reported as interest expense, the principal of the financing debt does not amortize, and we expect to recognize a gain upon the final lease payment at the end of the lease term equal to the unamortized balance of the financing debt less the write-off of the system assets net book value.
Operations and maintenance
Operations and maintenance revenue is billed and recognized as services are performed. Costs of these revenues are expensed in the period they are incurred.
Solar energy service revenues, energy credits and incentives
For SunEdison-owned or capitalized solar energy systems in the U.S., we may receive incentives or subsidies from various state governmental jurisdictions in the form of renewable energy credits (“RECs”), which we sell to third parties. In the State of California, we may also receive performance-based incentives (“PBIs”) from public utilities in connection with a program sponsored by the State of California. The Solar Energy segment recorded total PBI revenue of $31.4 million, $24.3 million and $18.6 million for the years ended December 31, 2012, 2011 and 2010, respectively, and total REC revenue of $17.3 million, $15.1 million and $7.5 million for the years ended December 31, 2012, 2011 and 2010, respectively. Both the RECs and PBIs are based on the actual level of output generated from the system. RECs are generated as our solar energy systems generate electricity. Typically, SunEdison enters into five to ten year binding contractual arrangements with utility companies or other investors who purchase RECs at fixed rates. REC revenue is recognized at the time SunEdison has transferred a REC pursuant to an executed contract relating to the sale of the RECs to a third party. For PBIs, production from SunEdison-operated systems is verified by an independent third party and, once verified, revenue is recognized based on the terms of the contract and the fulfillment of all revenue recognition criteria. There are no penalties in the event electricity is not produced for PBIs. However, if production does not occur on the systems for which we have sale contracts for our RECs, we may have to purchase RECs on the spot market or pay specified contractual damages. Historically, we have not had to purchase material amounts of RECs to fulfill our REC sales contracts.
Recording of a sale of RECs and receipt of PBIs under U.S. GAAP are accounted for under ASC 605, Revenue Recognition. There are no differences in the process and related revenue recognition between REC sales to utilities and non-utility customers. Revenue is recorded when all revenue recognition criteria are met, including: there is persuasive evidence an arrangement exists (typically through a contract), services have been rendered through the production of electricity, pricing is fixed and determinable under the contract and collectability is reasonably assured. For RECs, the revenue recognition criteria are met when the energy is produced and a REC is generated and transferred to a third party pursuant to a contract with that party fixing the price for the REC. For PBIs, revenue is recognized upon validation of the kilowatt hours produced from a third party metering company because the quantities to be billed to the utility are determined and agreed to at that time.

Derivative Financial Instruments and Hedging Activities
Derivative Financial Instruments and Hedging Activities
All derivative instruments are recorded on the consolidated balance sheet at fair value. Derivatives not designated as hedge accounting and used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge foreign-currency denominated cash flows and floating rate debt may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive (loss) income and reclassified to earnings in a manner that matches the timing of the earnings impact of the hedged transactions. The ineffective portion of all hedges, if any, is recognized currently in earnings. Derivatives used to manage the foreign currency exchange risk associated with a net investment denominated in another currency are accounted for as a net investment hedge. The effective portion of the hedge will be recorded in the same manner as foreign currency translation adjustment in other comprehensive (loss) income. When the investment is dissolved and MEMC recognizes a gain or loss in other income (expense), the associated hedge gain or loss in other comprehensive (loss) income will be reclassified to other income (expense).
Derivatives not designated as hedging
During 2006, we executed a long-term supply agreement with a customer, Suntech Power Holdings (“Suntech”). At the same time, we received a fully vested, non-forfeitable warrant to purchase common shares of Suntech. The long-term supply agreement was terminated in the second quarter of 2011, but the termination had no impact on the warrant. The warrant becomes exercisable over a five year period (20% annually) beginning January 1, 2008 and has a five year exercise period from the date each tranche becomes exercisable. The estimated grant date fair value of the warrant was $66.6 million and was recorded to other assets with the offset to non-solar energy system deferred revenue – long-term on the consolidated balance sheet. The non-cash transaction was excluded from the consolidated statement of cash flows. Determining the appropriate fair value model and calculating the fair value of the warrant requires the making of estimates and assumptions, including Suntech’s stock price volatility, interest rates, expected dividends and the marketability of this investment. We used a lattice model to determine the warrant’s fair value. The assumptions used in calculating the fair value of the warrant represented our best estimates, but these estimates involved inherent uncertainties and the application of our judgment.
We generally use currency forward contracts to manage foreign currency exchange risk relating to current trade receivables and payables with our foreign subsidiaries and current trade receivables and payables with our customers and vendors denominated in foreign currencies (primarily Japanese Yen and Euro). The purpose of our foreign currency forward contract activities is to protect us from the risk that the dollar net cash flows resulting from foreign currency transactions will be negatively affected by changes in exchange rates. We do not hold or issue financial instruments for speculative or trading purposes. Gains or losses on our forward contracts, as well as the offsetting losses or gains on the related hedged receivables and payables, are included in non-operating expense (income) in the consolidated statement of operations. Net currency losses on unhedged foreign currency positions totaled $6.6 million, $4.7 million and $0.5 million in 2012, 2011 and 2010, respectively.
Derivatives designated as hedging
In addition to the currency forward contracts purchased to hedge transactional currency risks, we may enter into currency forward contracts to hedge cash flow risks associated with future purchases of raw materials. Our cash flow hedges are designed to protect against the variability in foreign currency rates between a foreign currency and the U.S. Dollar. As of December 31, 2012, there were no currency forward contracts outstanding being accounted for as cash flow hedges.
We are party to four interest rate swap instruments, three of which are accounted for using hedge accounting. The interest rate swaps are used to manage risks generally associated with interest rate fluctuations. For those financial instruments that qualify for cash flow hedging in accordance with derivative instrument and hedging activities guidance, we have elected to use hedge accounting, whereby changes in the fair market value of the derivative instruments are reflected in the accompanying consolidated financial statements in other comprehensive (loss) income . The counterparties to these agreements are financial institutions. The fair values of the contracts are estimated by obtaining quotations from the financial institutions. The fair value is an estimate of the net amount that we would pay on December 31, 2012, if the agreements were transferred to other parties or cancelled by us.
Our previous joint venture with Q-Cells SE, which was not consolidated, was a Euro functional currency entity accounted for under the equity method, in which we invested 72.5 million Euros (approximately $105 million) in 2009. In order to manage the changes in foreign currency and any resulting gain or loss associated with this investment, we entered into a Euro currency forward contract for 70.0 million Euros. The forward contract met all the criteria for hedge accounting and the derivative instrument was effective as an economic hedge of foreign exchange risk associated with the hedged net investment. The effective portion of the hedge was recorded in the same manner as foreign currency translation adjustment in other comprehensive (loss) income. During 2010, we recognized a gain of $17.3 million on this hedge and at the same time recognized a foreign currency loss on our investment of $14.3 million. Both amounts were recorded in other, net in our consolidated statement of operations, as the remaining investment in Q-Cells SE and related forward contracts were liquidated in the fourth quarter of 2010. See Note 5 for further discussion.

Translation of Foreign Currencies
Translation of Foreign Currencies
We determine the functional currency of each subsidiary based on a number of factors, including the predominant currency for the subsidiary’s sales and expenditures and the subsidiary’s borrowings. When a subsidiary’s local currency is considered its functional currency, we translate its financial statements to U.S. Dollars as follows:

•	Assets and liabilities using exchange rates in effect at the balance sheet date; and

•	Statement of operations accounts at average exchange rates for the period.
Adjustments from the translation process are presented in accumulated other comprehensive (loss) income in stockholders’ equity.

Income Taxes
Income Taxes
Deferred income taxes arise because of a different tax basis of assets or liabilities between financial statement accounting and tax accounting, which are known as temporary differences. We record the tax effect of these temporary differences as deferred tax assets (generally items that can be used as a tax deduction or credit in future periods) and deferred tax liabilities (generally items for which we receive a tax deduction, but have not yet been recorded in the consolidated statement of operations). We regularly review our deferred tax assets for realizability, taking into consideration all available evidence, both positive and negative, including historical pre-tax and taxable income (losses), projected future pre-tax and taxable income (losses) and the expected timing of the reversals of existing temporary differences. In arriving at these judgments, the weight given to the potential effect of all positive and negative evidence is commensurate with the extent to which it can be objectively verified. Reportable U.S. GAAP income from SunEdison's financing sale-leaseback transactions in the U.S. is deferred until the end of the lease term, generally 20-25 years, through the non-cash extinguishment of the debt.  However, sale-leaseback transactions generate current U.S. taxable income at the time of the sale, with the timing differences increasing deferred tax assets.  As a result of the continued decline in solar market conditions, the restructuring charges announced in December 2011, and cumulative losses in the U.S. and certain foreign jurisdictions, we recorded a material non-cash valuation allowance against the deferred tax assets at December 31, 2011. See Note 14 for further discussion.
We believe our tax positions are in compliance with applicable tax laws and regulations. Tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in our tax returns that do not meet these recognition and measurement standards. Uncertain tax benefits, including accrued interest and penalties, are included as a component of other long-term liabilities because we do not anticipate that settlement of the liabilities will require payment of cash within the next twelve months. The accrual of interest begins in the first reporting period that interest would begin to accrue under the applicable tax law. Penalties, when applicable, are accrued in the financial reporting period in which the uncertain tax position is taken on a tax return. We recognize interest and penalties related to uncertain tax positions in income tax expense, which is consistent with our historical policy. We believe that our income tax accrued liabilities, including related interest, are adequate in relation to the potential for additional tax assessments. There is a risk, however, that the amounts ultimately paid upon resolution of audits could be materially different from the amounts previously included in our income tax expense and, therefore, could have a material impact on our tax provision, net (loss) income and cash flows. We review our accrued liabilities quarterly, and we may adjust such liabilities due to proposed assessments by tax authorities, changes in facts and circumstances, issuance of new regulations or new case law, negotiations between tax authorities of different countries concerning our transfer prices between our subsidiaries, the resolution of entire audits, or the expiration of statutes of limitations. Adjustments are most likely to occur in the year during which major audits are closed.
Due to the restructuring announcement made in December 2011, we reviewed our policy for repatriation of all our subsidiaries. Based on this review, it was determined that the undistributed earnings of all our foreign subsidiaries are not expected to be remitted to the U.S. parent corporation in the foreseeable future. We plan foreign remittance amounts based on projected cash flow needs as well as the working capital and long-term investment requirements of our foreign subsidiaries and our domestic operations.
We have made our best estimates of certain income tax amounts included in the financial statements. Application of our accounting policies and estimates, however, involves the exercise of judgment and use of assumptions as to future uncertainties and, as a result, actual results could differ from these estimates. In arriving at our estimates, factors we consider include how accurate the estimate or assumptions have been in the past, how much the estimate or assumptions have changed and how reasonably likely such change may have a material impact.

Stock-Based Compensation
Stock-Based Compensation
Stock-based compensation expense for all share-based payment awards is based on the estimated grant-date fair value. We recognize these compensation costs net of an estimated forfeiture rate for only those shares expected to vest on a straight-line basis over the requisite service period of the award, which is generally the option vesting term. For ratable awards, we recognize compensation costs for all grants on a straight-line basis over the requisite service period of the entire award. We estimate the forfeiture rate taking into consideration our historical experience during the preceding four fiscal years.
We routinely examine our assumptions used in estimating the fair value of employee options granted. As part of this assessment, we have determined that our historical stock price volatility and historical pattern of option exercises are appropriate indicators of expected volatility and expected term. The interest rate is determined based on the implied yield currently available on U.S. Treasury zero-coupon issues with a remaining term equal to the expected term of the award. We estimate the fair value of options using the Black-Scholes option-pricing model for our ratable and cliff vesting options. For our market condition awards, the grant date fair value was calculated for these awards using a probabilistic approach under a Monte Carlo simulation taking into consideration volatility, interest rates and expected term.

Contingencies
ontingencies
We are involved in conditions, situations or circumstances in the ordinary course of business with possible gain or loss contingencies that will ultimately be resolved when one or more future events occur or fail to occur. We continually evaluate uncertainties associated with loss contingencies and record a charge equal to at least the minimum estimated liability for a loss contingency when both of the following conditions are met: (i) information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements; and (ii) the loss or range of loss can be reasonably estimated. Legal costs are expensed when incurred. Gain contingencies are not recorded until realized or realizable.

Shipping and Handling
hipping and Handling
Costs to ship products to customers are included in marketing and administration expense in the consolidated statement of operations. Amounts billed to customers, if any, to cover shipping and handling are included in net sales. Cost to ship products to customers were $24.6 million, $22.0 million and $20.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Fair Value Measurements
Fair Value Measurements
Fair value accounting guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability, and are based on market data obtained from sources independent of MEMC. Unobservable inputs reflect assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

•
Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that MEMC has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Because valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these instruments does not entail a significant degree of judgment.

•
Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Valuations for Level 2 are prepared on an individual instrument basis using data obtained from recent transactions for identical securities in inactive markets or pricing data from similar instruments in active and inactive markets.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
We maintain various financial instruments recorded at cost in the December 31, 2012 and 2011 balance sheets that are not required to be recorded at fair value. For these instruments, we used the following methods and assumptions to estimate the fair value:

•
Cash equivalents, restricted cash, accounts receivable and payable, customer deposits, income taxes receivable and payable, short-term borrowings, and accrued liabilities—cost approximates fair value because of the short maturity period; and

•
Long-term debt—fair value is based on the amount of future cash flows associated with each debt instrument discounted at our current estimated borrowing rate for similar debt instruments of comparable terms.

Stockholders' Equity Note, Redeemable Preferred Stock, Issue, Policy [Policy Text Block]
Redeemable Noncontrolling Interest

Redeemable noncontrolling interests are equity interests in common stock of consolidated subsidiaries that have redemption features that are not solely within our control. These interests are classified as temporary equity because their redemption is considered probable. These interests are measured at the greater of estimated redemption value at the end of each reporting period or the initial carrying amount of the redeemable noncontrolling interests adjusted for cumulative earnings allocations.  Adjustments to report redeemable noncontrolling interests at estimated redemption value are determined after the attribution of net income or loss of the subsidiary and are recorded to retained earnings, or in the absence of retained earnings, additional paid-in-capital.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Cash and Cash Equivalents
Cash and cash equivalents consist of the following:

	As of December 31,
	2012	2011
Dollars in millions
Cash	$514.5	$417.0
Cash Equivalents:
Commercial paper	10.0	10.0
Money market funds	48.1	158.8
	$572.6	$585.8

Property, Plant and Equipment
Property, Plant and Equipment
We record property, plant and equipment at cost and depreciate it evenly over the assets’ estimated useful lives as follows:

Years
Software	3-6
Buildings and improvements	4-60
Machinery and equipment	1-25
Solar energy systems	23-30

Intangible Assets, Estimated Useful Lives
he estimated useful lives of our intangible assets subject to amortization are as follows:

Years
Favorable energy credits	4-18
Customer sales backlog and relationships	1-6
Trade name	15
Developed technology	5

Supplemental Cash Flow Information
upplemental Cash Flow Information

Following is information related to interest and taxes paid as well as certain non-cash investing and financing activities including acquisition related items:

	For the year ended December 31,
	2012	2011	2010
In millions
Supplemental disclosures of cash flow information:
Interest payments (including debt issuance costs), net of amounts capitalized	$170.9	$155.9	$22.2
Income taxes paid (refunded), net	40.9	13.7	(9.4)
Supplemental schedule of non-cash investing and financing activities:
Accounts payable incurred (relieved) for acquisition of fixed assets, including solar energy systems	$49.7	$(68.0)	$138.7
Debt transferred to and assumed by buyer upon sale of solar energy systems	403.1	104.6	43.3
Conversion of note payable to equity	—	—	27.0
Acquisitions:
Fair value of assets acquired	$—	$334.5	$65.2
Goodwill	—	97.8	56.4
Liabilities assumed and noncontrolling interests	—	(158.0)	(19.9)
Loans prior to acquisition	—	(16.0)	(26.0)
Other non-cash consideration	—	(90.7)	—
Less: cash acquired	—	(3.6)	(2.2)
Cash paid, net of cash acquired	$—	$164.0	$73.5

Restructuring and Impairment Charges (Tables)	12 Months Ended
Dec. 31, 2012
Restructuring Cost and Reserve [Line Items]
Schedule of Significant Restructuring, Impairment and Other Charges
The following is a summary of the charges recorded during the three months ended December 31, 2011:

In millions	Segment
Type of Charge	Semiconductor Materials	Solar Energy	Corporate	Total	Statement of Operations Classification

Restructuring	$35.6	$303.0	$0.9	$339.5	Restructuring
Long-lived asset impairment (See Note 9)	7.4	358.0	—	365.4	Long-lived asset impairment
Goodwill impairment (See Note 10)	—	384.1	—	384.1	Goodwill impairment
Investment/JV impairment (See Note 6)	—	78.9	—	78.9	Other, net and equity in loss of joint ventures
Inventory adjustments and other (See Note 7)	14.2	82.5	—	96.7	Cost of goods sold

2011 Global Plan [Member]
Restructuring Cost and Reserve [Line Items]
Details of Restructuring Expenses
Details of the 2012 expenses, cash payments and expected costs incurred related to the 2011 Global Plan are set out in the following table:

						As of December 31, 2012
In millions	Accrued January 1, 2012	Year-to-date Restructuring Charges (Reversals)	Cash Payments	Currency	Accrued December 31, 2012	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and Employee Benefits	$60.2	$—	$(27.8)	$(0.7)	$31.7	$63.2	$63.2
Contract Termination	260.0	(93.4)	(34.3)	2.2	134.5	164.6	164.6
Other	51.1	(2.1)	(11.9)	1.2	38.3	49.7	49.7
Total	$371.3	$(95.5)	$(74.0)	$2.7	$204.5	$277.5	$277.5

2009 U.S. Plan [Member]
Restructuring Cost and Reserve [Line Items]
Details of Restructuring Expenses
Details of 2011 expenses related to the 2009 U.S. and Global Plans are set out in the following table:

	Accrued January 1, 2011	Year-to-Date Restructuring Charges (Reversals)	Cash Payments	Accrued December 31, 2011	As of December 31, 2011
					Cumulative Costs Incurred	Total Costs Expected to be Incurred
In millions
2009 U.S. and Global Plans
Severance and other employee benefits	$16.2	$(0.2)	$(3.4)	$12.6	$18.0	$18.8
Asset move costs	—	1.7	(1.7)	—	4.9	20.3
Contract termination	—	2.9	—	2.9	2.9	2.9
Infrastructure costs	—	—	—	—	—	4.0
Total	$16.2	$4.4	$(5.1)	$15.5	$25.8	$46.0
Details of 2012 expenses related to the 2009 U.S. and Global Plans are set out in the following table:

	Accrued January 1, 2012	Year-to-Date Restructuring Charges (Reversals)	Cash Payments	Accrued December 31, 2012	As of December 31, 2012
					Cumulative Costs Incurred	Total Costs Expected to be Incurred
In millions
2009 U.S. and Global Plans
Severance and other employee benefits	$12.6	$(2.5)	$(7.4)	$2.7	$15.5	$15.5
Asset move costs	—	—	—	—	4.9	5.2
Contract termination	2.9	—	(2.9)	—	2.9	2.9
Infrastructure costs	—	4.3	(4.3)	—	4.3	4.3
Total	$15.5	$1.8	$(14.6)	$2.7	$27.6	$27.9
Details of 2010 expenses related to the 2009 U.S. and Global Plans are set out in the following table:

	Accrued January 1, 2010	Year-to-Date Restructuring Charges	Cash Payments	Accrued December 31, 2010	As of December 31, 2010
					Cumulative Costs Incurred	Total Costs Expected to be Incurred
In millions
2009 U.S. and Global Plans
Severance and other employee benefits	$15.2	$2.1	$(1.1)	$16.2	$18.2	$21.0
Asset move costs	—	3.2	(3.2)	—	3.2	20.3
Contract termination	—	—	—	—	—	3.0
Infrastructure costs	—	—	—	—	—	4.0
Total	$15.2	$5.3	$(4.3)	$16.2	$21.4	$48.3

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Solaicx [Member]
Business Acquisition [Line Items]
Schedule of Purchase Price Allocation
The table below represents the allocation of the total consideration to tangible and intangible assets acquired and liabilities assumed from Solaicx based on an estimate of the fair value at the acquisition date:

In Millions
Allocation of the purchase price:
Cash and cash equivalents	$2.2
Other current assets	11.6
Property, plant and equipment, net	30.0
Goodwill	56.4
Intangible assets	21.0
Other noncurrent assets	0.4
Current liabilities	(12.2)
Long-term debt and capital lease obligations, excluding current portion	(1.3)
Other long-term liabilities	(6.4)
Total purchase price	$101.7

Schedule of Purchase Price Calculation	The purchase price was calculated as follows:

In Millions
Cash	$75.7
Contingent consideration	26.0
Total purchase price including estimated contingent consideration	$101.7

FRV US [Member]
Business Acquisition [Line Items]
Schedule of Purchase Price Allocation
The table below represents the allocation of the total consideration of tangible and intangible assets acquired and liabilities assumed from FRV U.S. based on an estimate of the fair value at the acquisition date:

In Millions
Allocation of the purchase price:
Cash and cash equivalents	$1.8
Solar energy systems held for development	64.2
Other current assets	9.0
Property, plant and equipment, net	23.0
Goodwill	44.6
Intangible assets	115.5
Other noncurrent assets	50.2
Current liabilities	(3.4)
Short-term debt	(32.9)
Other long-term liabilities	(44.6)
Noncontrolling interests	(39.6)
Total purchase price	$187.8

Derivatives and Hedging Instruments (Tables)	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of Derivatives Instruments Statements of Financial Performance and Financial Position, Location
MEMC’s hedging activities consist of:

		Assets (Liabilities or Equity) Fair Value
In millions	Balance Sheet Location	As of December 31, 2012	As of December 31, 2011
Derivatives designated as hedging:
Interest rate swaps	Accrued liabilities	$(5.0)	$(4.5)
Interest rate swaps	Accumulated other comprehensive income	$4.3	$3.9
Derivatives not designated as hedging:
Suntech warrant	Other assets	$0.2	$0.4
Currency forward contracts	Prepaid and other current assets	$0.5	$3.0
Currency forward contracts	Accrued liabilities	$(7.1)	$(1.8)
Interest rate swaps	Accrued liabilities	$—	$(1.1)
		Losses (Gain)
In millions	Statement of Operations Location	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Derivatives designated as hedging:
Net investment hedge	Other, net	$—	$—	$(17.3)
Derivatives not designated as hedging:
Suntech warrant	Decline in fair value of warrant	$0.2	$4.8	$14.0
Currency forward contracts	Other, net	$9.0	$7.4	$1.3

Schedule of Interest Rate Derivatives

	Notional Amount (in millions)	Fixed Rate	Variable Rate	Termination Date	Assets (Liabilities) Fair Value at December 31, 2012
					Dollars in millions
Interest rate swap #1 cash flow hedge	4.4 Euros	5.1%	Euribor plus 1.5%	6/30/2023	$(1.7)
Interest rate swap #2 cash flow hedge	1.8 Euros	5.1%	Euribor plus 1.5%	6/30/2023	(0.7)
Interest rate swap #3 cash flow hedge	32.4 Canadian Dollars	3.3%	Canadian Deposit Offering Rate	6/5/2028	(2.6)
Interest rate swap #4 economic hedge	11.5 South African Rand	5.25%	ZAR-JIBAR-SAFEX Rate	3/31/2024	—
					$(5.0)

Investments (Tables)	12 Months Ended
Dec. 31, 2012
Investments [Abstract]
Short-Term and Long-Term Investments
The carrying value of short-term and long-term investments consists of the following:

	As of December 31,
	2012	2011
In millions
Equity method investments	$23.3	$25.8
Equity investments at cost	12.9	12.5
Items measured at fair value on a recurring basis	13.4	16.2
Time deposits	0.3	0.3
Total investments	49.9	54.8
Less: short-term investments	0.3	0.3
Non-current investments	$49.6	$54.5

Inventories (Tables)	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories
Inventories consist of the following:

	As of December 31,
	2012	2011
In millions
Raw materials and supplies	$89.1	$121.6
Goods and work-in-process	109.1	97.7
Finished goods	49.6	102.5
Total inventories	$247.8	$321.8

Solar Energy Systems Held for Development and Sale (Tables)	12 Months Ended
Dec. 31, 2012
Solar Energy Systems Held For Development and Sale [Abstract]
Solar Energy Systems Held for Development and Sale
Solar energy systems held for development and sale consist of the following:

	As of December 31,
	2012	2011
In millions
Under development	$133.8	$193.5
Systems held for sale	—	179.5
Total solar energy systems held for development and sale	$133.8	$373.0

Property, Plant and Equipment (Including Consolidated VIEs) (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, plant and equipment consists of the following:

	As of December 31,
	2012	2011
In millions
Land	$6.1	$6.5
Software	31.1	31.2
Buildings and improvements	320.5	404.7
Machinery and equipment	1,605.5	1,470.6
Solar energy systems	1,306.5	896.2
	3,269.7	2,809.2
Less accumulated depreciation	(964.1)	(851.8)
	2,305.6	1,957.4
Construction in progress – non solar energy systems	141.4	155.5
Construction in progress – solar energy systems	226.0	280.2
Total property, plant and equipment, net	$2,673.0	$2,393.1

Goodwill and Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
The carrying values of intangible assets at December 31, 2012 and December 31, 2011 are as follows:

		December 31, 2012			December 31, 2011
Dollars in millions	Weighted Average Amortization Period	Gross Carrying Amount	Accumulated Amortization or Allocated to Solar Energy System	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization or Allocated to Solar Energy System	Net Carrying Amount
Amortizable intangible assets:
Favorable energy credits	7	$14.2	$(9.0)	$5.2	$14.2	$(6.1)	$8.1
Customer relationships(1)	6	5.7	(2.4)	3.3	5.7	(1.6)	4.1
Trade name	15	4.1	(0.9)	3.2	4.1	(0.6)	3.5
Internally developed software	4	1.3	(1.3)	—	1.7	(1.0)	0.7
Developed technology(1)	5	12.0	(6.0)	6.0	13.9	(5.5)	8.4
Non-compete agreement	1	1.2	(1.2)	—	1.2	(0.4)	0.8
Total amortizable intangible assets		$38.5	$(20.8)	$17.7	$40.8	$(15.2)	$25.6
Indefinite lived assets:
In-process technology(1)	Indefinite	$0.9	$—	$0.9	$1.5	$—	$1.5
Power plant development arrangements(2)	Indefinite	143.3	(47.7)	95.6	143.3	(21.2)	122.1
Total indefinite lived assets		$144.2	$(47.7)	$96.5	$144.8	$(21.2)	$123.6
____________________

(1)
These intangibles represent the amounts acquired in the SunEdison, Solaicx and other acquisitions. The useful life for in-process technology will be determined once the research and development process is complete and, at that time, amortization of the asset will begin.

(2)
Power plant development arrangements are allocated to the solar energy system (property, plant and equipment or inventory) upon completion of the related solar energy systems stemming from the backlog at the date of acquisition. Depending on the classification of the system, held for development and sale or property, plant and equipment will determine whether the intangible is amortized to cost of goods sold or to depreciation expense. Includes $82.6 million, net of amortization, acquired in the FRV U.S. acquisition.

Expected Annual Amortization Expense	We expect to recognize annual expense on our amortizable intangible assets as follows:

	2013	2014	2015	2016	2017
In millions
Amortization	$6.9	$4.4	$1.7	$1.2	$0.5

Changes in Goodwill
Changes in goodwill for the year ended December 31, 2011 are as follows:

In millions	January 1, 2011	Acquisitions (see Note 4)	Impairments	December 31, 2011
Solar Energy	$342.7	$97.8	$(440.5)	$—
Total	$342.7	$97.8	$(440.5)	$—

Debt and Capital Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2012
Debt and Capital Lease Obligations [Abstract]
Debt
Debt (including consolidated VIEs) and capital lease obligations outstanding consist of the following:

	As of December 31, 2012			As of December 31, 2011
	Total Principal	Current and Short-Term	Long-Term	Total Principal	Current and Short-Term	Long-Term
In millions
Non-Solar energy system debt and capital leases:
Senior notes	$550.0	$—	$550.0	$550.0	$—	$550.0
Second lien term loan, including amortization of discount	196.1	—	196.1	—	—	—
Long-term notes	16.0	3.4	12.6	21.4	3.7	17.7
Total Non-Solar energy system debt and capital leases	$762.1	$3.4	$758.7	$571.4	$3.7	$567.7
Solar energy system debt, financings and capital leaseback obligations:
Short-term debt, weighted average interest rate of 6.47% and 6.23%, respectively	$14.7	$14.7	$—	$77.2	$77.2	$—
System construction and term debt	271.3	61.3	210.0	305.8	27.9	277.9
Capital leaseback obligations	93.3	7.5	85.8	107.8	13.3	94.5
Financing leaseback obligations	1,107.2	14.3	1,092.9	837.0	8.4	828.6
Other system financing transactions	119.7	—	119.7	27.6	17.4	10.2
Total Solar energy system debt, financings and capital leaseback obligations	$1,606.2	$97.8	$1,508.4	$1,355.4	$144.2	$1,211.2
Total debt outstanding	$2,368.3	$101.2	$2,267.1	$1,926.8	$147.9	$1,778.9

Redemption Prices

Year	Price
2014	105.813%
2015	103.875%
2016	101.938%
2017 and thereafter	100.000%

Principal Payments on Long-term Debt
The aggregate amounts of payments on long-term debt, excluding financing leaseback obligations, after December 31, 2012 are as follows:

	2013	2014	2015	2016	2017	Thereafter	Total
In millions
Maturities of long-term debt (a)	$64.6	$30.8	$28.6	$51.0	$206.7	$771.2	$1,152.9

(a) Included in maturities of long-term debt is $119.7 million of maturities relating to other system financing transactions that represent the contract price for solar energy systems under existing sales contracts that contain certain contractual provisions that preclude sale treatment under real estate accounting rules. We account for these transactions as financings of $17.6 million and $102.1 million that will mature upon the expiration of the contractual provisions that preclude sale treatment in years 2015 and thereafter, respectively. These could become payment obligations in the event we default under the executed sales agreement, and the buyer may execute its contractual option to put (sell) the project back to SunEdison for a full refund of the contract price.

Minimum Lease Payments on Capital Leases
The aggregate amounts of payments on capital leases after December 31, 2012 are as follows:

In millions
2013	$9.8
2014	6.6
2015	5.3
2016	5.7
2017	5.8
Thereafter	90.9
Total minimum lease payments	124.1
Less amounts representing interest	(30.8)
Present value of minimum lease payments	93.3
Less current portion of obligations under capital leases	(7.5)
Noncurrent portion of obligations under capital leases	$85.8

Schedule of Minimum Lease Payments on Sale Leaseback Obligations
The aggregate amounts of minimum lease payments on our financing leaseback obligations are $890.2 million. Payments from 2013 through 2017 are as follows:

In millions	2013	2014	2015	2016	2017
Minimum lease payments	$60.5	$48.5	$46.4	$42.9	$40.9

Stockholders' Equity (Tables)	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Outstanding Stock Options
The following table presents information regarding outstanding stock options as of December 31, 2012 and changes during the year then ended with regard to stock options:

	Shares	Weighted- Average Exercise Price	Aggregate Intrinsic Value (in millions)	Weighted- Average Remaining Contractual Life
Beginning of year	17,066,401	$19.21
Granted *	16,119,890	2.82
Exercised	—	—
Forfeited	(6,090,871)	11.59
Expired	(5,684,301)	30.20
End of year	21,411,119	$6.12	$7.7	8
Options exercisable at year-end	2,940,515	$17.50	$7.5	6

Weighted-Average Assumptions
Our weighted-average assumptions are as follows:

	2012	2011	2010
Risk-free interest rate	0.8%	1.7%	1.8%
Expected stock price volatility	68.1%	65.7%	67.0%
Expected term until exercise (years)	4	4	4
Expected dividends	—%	—%	—%

Outstanding Restricted Stock Units
The following table presents information regarding outstanding restricted stock units as of December 31, 2012 and changes during the year then ended:

	Restricted Stock Units	Aggregate Intrinsic Value (in millions)	Weighted-Average Remaining Contractual Life
Beginning of year	4,692,159
Granted	1,469,549
Converted	(680,611)
Forfeited	(1,079,329)
End of year	4,401,768	$13.7	2

Stock-Based Compensation Expense Allocation
Stock-based compensation expense recorded for the years ended December 31, 2012, 2011 and 2010 was allocated as follows:

	2012	2011	2010
In millions
Cost of goods sold	$5.9	$5.9	$5.7
Marketing and administration	21.7	32.5	40.8
Research and development	3.8	5.0	4.7
Stock-based employee compensation	$31.4	$43.4	$51.2

(Loss) Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Schedule of Calculation of Basic and Diluted (Loss) Earnings Per Share
In 2012, 2011 and 2010, basic and diluted (loss) earnings per share (EPS) were calculated as follows:

	2012		2011		2010
	Basic	Diluted	Basic	Diluted	Basic	Diluted
In millions, except per share amounts
EPS Numerator:
Net (loss) income attributable to common stockholders	$(150.6)	$(150.6)	$(1,536.0)	$(1,536.0)	$34.4	$34.4
Adjustment of redeemable noncontrolling interest	(1.6)	(1.6)	—	—	—	—
Adjusted net (loss) income to common stockholders	$(152.2)	$(152.2)	$(1,536.0)	$(1,536.0)	$34.4	$34.4

EPS Denominator:
Weighted-average shares outstanding	230.9	230.9	229.9	229.9	226.9	226.9
Stock options and restricted stock units	—	—	—	—	—	1.2
Common stock related to acquisitions	—	—	—	—	—	2.1
Total shares	230.9	230.9	229.9	229.9	226.9	230.2
(Loss) earnings per share	$(0.66)	$(0.66)	$(6.68)	$(6.68)	$0.15	$0.15

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Income before Income Tax, Domestic and Foreign
before income tax expense (benefit) and equity in (loss) earnings of joint ventures consists of the following:

	For the year ended December 31,
	2012	2011	2010
In millions
U.S.	$(261.1)	$(780.6)	$(157.8)
Foreign	179.6	(603.5)	145.3
Total	$(81.5)	$(1,384.1)	$(12.5)

Schedule of Components of Income Tax Expense (Benefit)
Income tax expense (benefit) consists of the following:

	Current	Deferred	Total
In millions
Year ended December 31, 2012:
U.S. Federal	$38.9	$(0.2)	$38.7
State and local	(14.0)	0.7	(13.3)
Foreign	47.5	(8.0)	39.5
Total	$72.4	$(7.5)	$64.9
Year ended December 31, 2011:
U.S. Federal	$6.7	$37.2	$43.9
State and local	4.6	4.7	9.3
Foreign	15.9	4.0	19.9
Total	$27.2	$45.9	$73.1
Year ended December 31, 2010:
U.S. Federal	$(46.6)	$(29.6)	$(76.2)
State and local	(3.8)	(2.3)	(6.1)
Foreign	44.2	(15.2)	29.0
Total	$(6.2)	$(47.1)	$(53.3)

Schedule of Effective Income Tax Rate Reconciliation
Income tax expense (benefit) differed from the amounts computed by applying the statutory U.S. federal income tax rate of 35% to loss before income taxes and equity in (loss) earnings of joint ventures. The “Effect of foreign operations” includes the net reduced taxation of foreign profits from combining jurisdictions with rates above and below the U.S. federal statutory rate and the impact of U.S. foreign tax credits.

	For the year ended December 31,
	2012	2011	2010
Income tax at federal statutory rate	(35.0)%	(35.0)%	(35.0)%
Increase (reduction) in income taxes:
Effect of foreign operations	(71.6)	19.3	(47.4)
Foreign incentives	(5.7)	(1.1)	(121.6)
Foreign repatriation	(2.1)	0.4	(91.7)
State income taxes, net of U.S. Federal benefit	(16.6)	0.7	(26.8)
Tax authority positions, net	3.8	1.2	(97.0)
Valuation allowance	183.2	15.1	—
Other, net	23.6	4.7	(6.9)
Effective tax expense (benefit) rate	79.6%	5.3%	(426.4)%

Schedule of Unrecognized Tax Benefits Roll Forward
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	For the year ended December 31,
	2012	2011
In millions
Beginning of year	$46.2	$30.4
Additions based on tax positions related to the current year	7.8	15.9
Reductions for tax positions of prior years	(3.1)	(0.1)
End of year	$50.9	$46.2

Schedule of Deferred Tax Assets and Liabilities
Our deferred tax assets and liabilities, netted by taxing location, are in the following captions in the consolidated balance sheet:

	As of December 31,
	2012	2011
In millions
Current deferred tax assets, net (recorded in prepaids and other current assets)	$90.8	$63.1
Non-current deferred tax (liabilities) assets, net	(5.9)	44.8
Total	$84.9	$107.9
The tax effects of the major items recorded as deferred tax assets and liabilities are:

	As of December 31,
	2012	2011
In millions
Deferred tax assets:
Inventories	$14.9	$17.1
Restructuring liabilities	31.2	42.5
Expense accruals	52.0	53.1
Solar energy systems	461.9	366.7
Deferred revenue	66.3	4.4
Property, plant and equipment	35.7	54.1
Pension, medical and other employee benefits	12.2	27.2
Foreign repatriation	3.4	3.4
Net operating loss carryforwards	132.3	91.5
Foreign tax credits	70.8	28.8
Other	75.6	38.4
Total deferred tax assets	956.3	727.2
Valuation allowance	(510.5)	(415.7)
Net deferred tax assets	445.8	311.5
Deferred tax liabilities:
Solar energy systems	(286.7)	(191.2)
Other	(74.2)	(12.4)
Total deferred tax liabilities	(360.9)	(203.6)
Net deferred tax assets	$84.9	$107.9

Employee Related Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Schedule of Net Benefit Costs
Net periodic post-retirement benefit cost (income) consists of the following:

	Pension Plans			Health Care and Other Plans
Year ended December 31,	2012	2011	2010	2012	2011	2010
In millions
Service cost	$1.1	$2.9	$2.9	$—	$—	$—
Interest cost	7.8	9.4	9.6	0.8	1.1	1.4
Expected return on plan assets	(13.8)	(15.4)	(14.3)	—	—	—
Amortization of prior service cost	—	—	—	(0.7)	(0.5)	(0.5)
Net actuarial loss (gain)	4.1	7.9	8.5	(0.5)	(1.5)	(1.6)
Settlement charges	6.7	—	—	—	—	—
Net periodic benefit cost (income)	$5.9	$4.8	$6.7	$(0.4)	$(0.9)	$(0.7)

Schedule Of Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost
The following is a table of actuarial assumptions used to determine the net periodic benefit cost (income):

	Pension Plans			Health Care and Other Plans
Year ended December 31,	2012	2011	2010	2012	2011	2010
Weighted-average assumptions:
Discount rate	3.65%	4.58%	5.18%	3.93%	5.09%	5.65%
Expected return on plan assets	8.34%	8.36%	8.38%	NA	NA	NA
Rate of compensation increase	3.62%	3.63%	3.73%	3.75%	3.75%	3.75%
Current medical cost trend rate	NA	NA	NA	8.00%	8.00%	8.00%
Ultimate medical cost trend rate	NA	NA	NA	5.00%	5.00%	5.75%
Year the rate reaches ultimate trend rate	NA	NA	NA	2018	2017	2016

Schedule of Benefit Obligations in Excess of Fair Value of Plan Assets
The following summarizes the change in benefit obligation, change in plan assets, and funded status of the plans:

	Pension Plans		Health Care and Other Plans
Year ended December 31,	2012	2011	2012	2011
In millions
Change in benefit obligation:
Benefit obligation at beginning of year	$227.2	$213.3	$20.1	$23.0
Service cost	1.1	2.9	—	—
Interest cost	7.8	9.4	0.8	1.1
Plan participants’ contributions	—	—	0.5	0.8
Plan amendments	—	—	—	(3.9)
Actuarial loss	17.8	19.0	2.3	1.1
Gross benefits paid	(8.7)	(14.9)	(2.2)	(2.0)
Settlements	(21.0)	(2.1)	—	—
Currency exchange gain	(0.7)	(0.4)	—	—
Benefit obligation at end of year	$223.5	$227.2	$21.5	$20.1
Change in plan assets:
Fair value of plan assets at beginning of year	$176.0	$192.2	$—	$—
Actual (loss) gain on plan assets	22.3	(2.4)	—	—
Employer contributions	0.6	1.5	1.7	1.2
Plan participants’ contributions	—	—	0.5	0.8
Settlements	(18.5)	—	—	—
Gross benefits paid	(8.7)	(14.9)	(2.2)	(2.0)
Currency exchange (loss) gain	0.1	(0.4)	—	—
Fair value of plan assets at end of year	$171.8	$176.0	$—	$—
Net amount recognized	$(51.7)	$(51.2)	$(21.5)	$(20.1)
Amounts recognized in statement of financial position:
Other assets, noncurrent	$—	$—	$—	$—
Accrued liabilities, current	(0.6)	(0.7)	(1.4)	(1.2)
Pension and post-employment liabilities, noncurrent	(51.1)	(50.5)	(20.1)	(18.9)
Net amount recognized	$(51.7)	$(51.2)	$(21.5)	$(20.1)

Schedule of Amounts Recognized in Other Comprehensive Income (Loss)
Amounts recognized in accumulated other comprehensive (loss) income (before tax):

	Pension Plans		Health Care and Other Plans
As of December 31,	2012	2011	2012	2011
In millions
Net actuarial loss (gain)	$86.8	$88.2	$(0.3)	$(3.1)
Prior service credit	—	—	(12.1)	(12.8)
Net amount recognized	$86.8	$88.2	$(12.4)	$(15.9)

Schedule of Amounts in Accumulated Other Comprehensive Income (Loss) to be Recognized over Next Fiscal Year

The estimated amounts that will be amortized from accumulated other comprehensive (loss) income into net periodic benefit cost (income) in 2013 are as follows:

	Pension Plans	Health Care and Other Plans
In millions
Actuarial loss	$2.6	$—
Prior service credit	—	(0.7)
Total	$2.6	$(0.7)

Schedule Of Weighted Average Assumptions Used in Calculating Benefit Obligation
The following is a table of the actuarial assumptions used to determine the benefit obligation:

	Pension Plans		Health Care and Other Plans
As of December 31,	2012	2011	2012	2011
Weighted-average assumptions:
Discount rate	3.14%	3.65%	3.37%	3.95%
Rate of compensation increase	—%	3.62%	3.75%	3.75%

Schedule of Allocation of Plan Assets
The U.S. pension plan assets are invested primarily in marketable securities, including common stocks, bonds and interest-bearing deposits. The weighted-average allocation of pension benefit plan assets at year ended December 31 were as follows:

		Actual Allocation		Fair Value
Asset Category (Dollars in millions)	2012 Target Allocation	2012	2011	2012	2011
Cash	—%	32%	15%	$53.7	$24.8
Equity securities	60%	55%	61%	92.9	105.2
Fixed income securities	40%	13%	24%	21.9	41.6
Total	100%	100%	100%	$168.5	$171.6

Schedule Of Fair Value of Plan Assets

Asset Category (In millions)	Asset Value as of December 31, 2012	Asset Value as of December 31, 2011
Cash and cash equivalents	$53.7	$24.8
Equity securities:
U.S. large cap	38.5	50.9
Mid cap	11.1	11.9
Small cap	11.0	11.3
International	22.0	21.3
Emerging markets	10.3	9.8
Fixed income:
Investment grade bonds	8.3	15.8
Corporate bonds	13.6	25.8
Total	$168.5	$171.6

Schedule of Accumulated Benefit Obligations in Excess of Fair Value of Plan Assets
he projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets were as follows:

	Pension Plans
	2012	2011
In millions
Projected benefit obligation, end of year	$223.5	$227.2
Accumulated benefit obligation, end of year	$212.5	$216.2
Fair value of plan assets, end of year	$171.8	$176.0

Schedule of Expected Benefit Payments
We estimate that the future benefits payable for the pension and other post-retirement plans are as follows:

	Pension Plans	Health Care and Other Plans
In millions
2013	$18.4	$1.4
2014	$12.2	$1.6
2015	$12.0	$1.5
2016	$12.5	$1.4
2017	$12.3	$1.4
2018-2022	$61.4	$6.5

Variable Interest Entities (Tables)	12 Months Ended
Dec. 31, 2012
Variable Interest Entity, Consolidated, Carrying Amount, Assets and Liabilities, Net [Abstract]
Schedule of Variable Interest Entities
The carrying amounts and classification of our consolidated VIEs’ assets and liabilities included in our consolidated balance sheet are as follows:

	As of December 31,
	2012	2011
In millions
Current assets	$10.3	$3.6
Noncurrent assets	56.2	62.7
Total assets	$66.5	$66.3
Current liabilities	$(8.5)	$(10.9)
Noncurrent liabilities	(69.6)	(57.4)
Total liabilities	$(78.1)	$(68.3)

Revenue and Profit Deferrals (Tables)	12 Months Ended
Dec. 31, 2012
Deferred Revenue Disclosure [Abstract]
Schedule of Deferred Revenue and Profit

	As of December 31,
	2012	2011
In millions
Deferred revenue and profit for solar energy systems:
Short-term profit deferrals and deposits on solar energy system sales	$113.1	$41.4
Long-term profit deferrals and deposits on solar energy system sales	126.4	138.0
Deferred subsidy revenue	19.6	19.4
Total solar energy system deferred revenue	$259.1	$198.8
Non-solar energy system deferred revenue:
Short-term deferred revenue	$—	$0.7
Long-term deferred revenue	29.2	51.2
Total non-solar energy system deferred revenue	$29.2	$51.9
Total deferred revenue	$288.3	$250.7

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Financial Instruments Measured at Fair Value on Recurring Basis
The following table summarizes the financial instruments measured at fair value on a recurring basis classified in the fair value hierarchy (Level 1, 2 or 3) based on the inputs used for valuation in the accompanying consolidated balance sheets:

	As of December 31, 2012				As of December 31, 2011
Assets (liabilities) in millions	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Available-for-sale investments	$—	$13.4	$—	$13.4	$—	$16.2	$—	$16.2
Suntech warrant	—	—	0.2	0.2	—	—	0.4	0.4
Interest rate swaps and option thereon	—	(5.0)	—	(5.0)	—	(5.6)	—	(5.6)
Currency forward contracts	(6.6)	—	—	(6.6)	1.2	—	—	1.2
Contingent consideration related to acquisitions	—	—	(24.9)	(24.9)	—	—	(90.8)	(90.8)
Total	$(6.6)	$8.4	$(24.7)	$(22.9)	$1.2	$10.6	$(90.4)	$(78.6)

Changes in Level 3 Assets and Liabilities Measured at Fair Value on Recurring Basis
The following table summarizes changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
In millions	Suntech Warrant	Contingent Consideration Related to Acquisitions	Other Derivatives	Total
Balance at December 31, 2010	$5.2	$(26.2)	$1.6	$(19.4)
Total unrealized (losses) gains included in earnings	(4.8)	23.2	(1.6)	16.8
Acquisitions	—	(87.8)	—	(87.8)
Balance at December 31, 2011	$0.4	$(90.8)	$—	$(90.4)
Total unrealized gains (losses) included in earnings	$(0.2)	$(15.0)	$—	$(15.2)
Payment of contingent consideration	—	80.9	—	80.9
Balance at December 31, 2012	$0.2	$(24.9)	$—	$(24.7)
The amount of total (losses) gains in 2011 included in earnings attributable to the change in unrealized losses relating to assets and liabilities still held at December 31, 2011	$(4.8)	$23.2	$(1.6)	$16.8
The amount of total losses in 2012 included in earnings attributable to the change in unrealized (losses) gains relating to assets and liabilities still held at December 31, 2012	$(0.2)	$(15.0)	$—	$(15.2)
__________________________

(1)
Amounts included in earnings are recorded to non-operating expense (income) in the consolidated statement of operations, except for the amounts for contingent consideration related to acquisitions, for which changes to the fair value were recorded to marketing and administration in the consolidated statement of operations for fair market value adjustments and to interest expense for accretion.

Commitments and Contingencies Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases
Our operating lease obligations as of December 31, 2012 were as follows:

	Payments Due By Period
	Total	2013	2014	2015	2016	2017	Thereafter
In millions
Operating Leases	$96.3	$25.3	$22.2	$19.8	$13.3	$7.3	$8.4

Reportable Segments (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Schedule of Reportable Segments

	For the year ended December 31,
In millions	2012	2011	2010
Net sales:
Semiconductor Materials	$917.5	$1,023.1	$992.6
Solar Energy	1,612.4	1,692.4	1,246.6
Consolidated net sales	$2,529.9	$2,715.5	$2,239.2
Operating (loss) income:
Semiconductor Materials	$(5.0)	$(31.1)	$68.2
Solar Energy	162.2	(1,144.0)	76.2
Corporate and other	(100.0)	(125.4)	(123.3)
Consolidated operating (loss) income	$57.2	$(1,300.5)	$21.1
Interest expense:
Semiconductor Materials	$(1.2)	$(1.6)	$3.2
Solar Energy	76.5	35.5	25.8
Corporate and other	60.0	43.3	—
Consolidated interest expense	$135.3	$77.2	$29.0
Depreciation and amortization:
Semiconductor Materials	$121.6	$124.2	$108.8
Solar Energy	119.3	102.9	56.0
Corporate and other	6.0	—	—
Consolidated depreciation and amortization	$246.9	$227.1	$164.8
Capital expenditures:
Semiconductor Materials	$75.1	$144.6	$150.4
Solar Energy(1)	401.9	901.4	479.6
Corporate and other	8.9	4.6	2.1
Consolidated capital expenditures	$485.9	$1,050.6	$632.1
____________________

(1)	Consists primarily of construction of solar energy systems of $346.9 million, $598.1 million and $280.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Schedule of Revenue from External Customers and Long-Lived Assets, by Geographical Areas	Net Sales to Customers

	For the year ended December 31,
	2012	2011	2010
Dollars in millions
United States	$735.3	$447.5	$242.8
Foreign	1,794.6	2,268.0	1,996.4
Total	$2,529.9	$2,715.5	$2,239.2

Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area
Foreign revenues were derived from sales to the following countries:

	For the year ended December 31,
	2012	2011	2010
Dollars in millions
China	$82.8	$598.8	$415.8
Korea	198.8	237.1	176.9
Taiwan	408.4	530.0	549.4
Italy	234.2	375.6	385.3
Canada	248.6	104.9	4.4
Spain	175.8	42.3	2.0
Other foreign countries	446.0	379.3	462.6
Total	$1,794.6	$2,268.0	$1,996.4

Schedule of Disclosure on Geographic Areas, Long-Lived Assets in Individual Foreign Countries by Country
Property, plant and equipment, net of accumulated depreciation

	As of December 31,
	2012	2011
Dollars in millions
United States	$1,510.0	$975.2
Japan	120.9	165.3
Taiwan	231.7	255.4
Italy	215.9	427.5
Other foreign countries	594.5	569.7
Total	$2,673.0	$2,393.1

Condensed Consolidating Financial Information (Tables)	12 Months Ended
Dec. 31, 2012
Condensed Consolidating Financial Information [Abstract]
Schedule of Condensed Consolidating Statement of Operations
Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2012
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net sales	$720.9	$1,037.5	$3,035.8	$(2,264.3)	$2,529.9
Cost of goods sold	807.7	987.9	2,606.1	(2,207.4)	2,194.3
Gross margin	(86.8)	49.6	429.7	(56.9)	335.6
Operating expenses:
Marketing and administration	112.4	81.1	112.7	—	306.2
Research and development	49.5	13.8	8.5	—	71.8
Gain on receipt of property, plant and equipment	—	—	(31.7)	—	(31.7)
Restructuring (reversals) charges	(2.9)	2.5	(83.1)	—	(83.5)
Long-lived asset impairment charges	18.9	0.7	—	—	19.6
Insurance recovery	—	—	(4.0)	—	(4.0)
Operating (loss) income	(264.7)	(48.5)	427.3	(56.9)	57.2
Non-operating (income) expense:
Interest expense	54.6	6.8	73.9	—	135.3
Interest income	(0.1)	(0.5)	(3.0)	—	(3.6)
Decline in fair value of warrant	—	—	0.2	—	0.2
Other, net	(58.4)	(5.9)	62.7	8.4	6.8
Total non-operating (income) expense	(3.9)	0.4	133.8	8.4	138.7
(Loss) income before income taxes, investment in subsidiary income (loss) and equity in loss of joint ventures	(260.8)	(48.9)	293.5	(65.3)	(81.5)
Income tax (benefit) expense	(59.6)	91.9	57.6	(25.0)	64.9
(Loss) income before investment in subsidiary income (loss) and equity in loss of joint ventures	(201.2)	(140.8)	235.9	(40.3)	(146.4)
Investment in subsidiary income (loss)	50.6	(1.5)	—	(49.1)	—
Equity in loss of joint ventures, net of tax	—	—	(2.3)	—	(2.3)
Net (loss) income	(150.6)	(142.3)	233.6	(89.4)	(148.7)
Net income attributable to noncontrolling interests	—	(0.7)	(1.2)	—	(1.9)
Net (loss) income attributable to MEMC stockholders	$(150.6)	$(143.0)	$232.4	$(89.4)	$(150.6)

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2011
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net sales	$872.7	$971.9	$3,692.8	$(2,821.9)	$2,715.5
Cost of goods sold	914.2	884.5	3,312.0	(2,690.1)	2,420.6
Gross profit	(41.5)	87.4	380.8	(131.8)	294.9
Operating expenses:
Marketing and administration	138.3	78.8	135.7	—	352.8
Research and development	60.9	10.7	15.9	—	87.5
Goodwill impairment charges	—	430.8	9.7	—	440.5
Restructuring charges	8.2	6.7	335.8	—	350.7
Long-lived asset impairment	19.4	42.8	305.7	—	367.9
Insurance recovery	—	—	(4.0)	—	(4.0)
Operating loss	(268.3)	(482.4)	(418.0)	(131.8)	(1,300.5)
Non-operating (income) expense:
Interest expense	35.4	7.7	34.1	—	77.2
Interest income	(0.3)	(0.4)	(3.8)	—	(4.5)
Decline in fair value of warrant	—	—	4.8	—	4.8
Other, net	(142.3)	(2.4)	124.2	26.6	6.1
Total non-operating (income) expense	(107.2)	4.9	159.3	26.6	83.6
Loss before income taxes, investment in subsidiary loss and equity in earnings (loss) of joint ventures	(161.1)	(487.3)	(577.3)	(158.4)	(1,384.1)
Income tax expense	16.3	31.0	29.5	(3.7)	73.1
(Loss) income before investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures	(177.4)	(518.3)	(606.8)	(154.7)	(1,457.2)
Investment in subsidiary loss	(1,358.6)	(1,046.2)	—	2,404.8	—
Equity in earnings (loss) of joint ventures, net of tax	—	0.2	(63.0)	—	(62.8)
Net loss	(1,536.0)	(1,564.3)	(669.8)	2,250.1	(1,520.0)
Net income attributable to noncontrolling interests	—	(0.5)	(15.5)	—	(16.0)
Net loss attributable to MEMC stockholders	$(1,536.0)	$(1,564.8)	$(685.3)	$2,250.1	$(1,536.0)

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2010
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net sales	$829.1	$468.3	$2,478.5	$(1,536.7)	$2,239.2
Cost of goods sold	823.3	457.3	2,158.7	(1,537.2)	1,902.1
Gross profit	5.8	11.0	319.8	0.5	337.1
Operating expenses:
Marketing and administration	122.0	61.2	83.8	—	267.0
Research and development	38.5	6.6	10.5	—	55.6
Restructuring charges	5.3	—	—	—	5.3
Insurance Recovery	—	(11.9)	—	—	(11.9)
Operating (loss) income	(160.0)	(44.9)	225.5	0.5	21.1
Non-operating (income) expense:
Interest expense	(1.7)	3.2	30.9	(3.4)	29.0
Interest income	(0.2)	(2.7)	(6.0)	3.4	(5.5)
Increase in fair value of warrant	—	—	14.0	—	14.0
Other, net	(44.5)	1.2	23.4	16.0	(3.9)
Total non-operating (income) expense	(46.4)	1.7	62.3	16.0	33.6
(Loss) income before income taxes, investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures	(113.6)	(46.6)	163.2	(15.5)	(12.5)
Income tax (benefit) expense	(64.6)	(17.9)	30.8	(1.6)	(53.3)
(Loss) income before investment in subsidiary earnings and equity in loss of joint ventures	(49.0)	(28.7)	132.4	(13.9)	40.8
Investment in subsidiary earnings (loss)	84.9	(14.2)	—	(70.7)	—
Equity in (loss) earnings of joint ventures, net of tax	(1.5)	—	8.7	—	7.2
Net income (loss)	34.4	(42.9)	141.1	(84.6)	48.0
Net loss (income) attributable to noncontrolling interests	—	0.3	(13.9)	—	(13.6)
Net income (loss) attributable to MEMC stockholders	$34.4	$(42.6)	$127.2	$(84.6)	$34.4

Schedule of Condensed Consolidating Balance Sheet
Condensed Consolidating Balance Sheet
December 31, 2012
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
ASSETS
Current assets:
Cash and cash equivalents	$65.1	$60.0	$447.5	$—	$572.6
Restricted cash	—	—	72.4	—	72.4
Accounts receivable, net	62.0	23.7	134.7	—	220.4
Inventories	18.4	70.6	200.0	(41.2)	247.8
Solar energy systems held for development and sale	—	0.3	213.7	(80.2)	133.8
Prepaid and other current assets	24.9	40.1	147.2	—	212.2
Total current assets	170.4	194.7	1,215.5	(121.4)	1,459.2
Investments	7.3	20.4	21.9	—	49.6
Investments in subsidiaries	498.2	564.2	—	(1,062.4)	—
Property, plant and equipment, net:
Non solar energy systems	57.2	294.4	913.8	(52.3)	1,213.1
Solar energy systems	—	3.0	1,361.3	95.6	1,459.9
Deferred tax assets, net	—	—	—	—	—
Restricted cash	—	1.7	48.5	—	50.2
Other assets	29.4	44.0	282.0	—	355.4
Intangible assets, net	—	110.9	3.3	—	114.2
Total assets	$762.5	$1,233.3	$3,846.3	$(1,140.5)	$4,701.6

Condensed Consolidating Balance Sheet
December 31, 2012
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and capital lease obligations	$—	$—	$3.4	$—	$3.4
Short-term solar energy system debt and current portion of solar energy system debt, financings and capital leaseback obligations	—	0.2	97.6	—	97.8
Accounts payable	11.9	67.0	398.1	—	477.0
Accrued liabilities	32.8	42.5	268.9	—	344.2
Deferred revenue for solar energy systems	—	40.7	72.4	—	113.1
Contingent consideration related to acquisitions	—	23.1	—	—	23.1
Customer and other deposits	10.9	0.4	65.9	—	77.2
Intercompany (receivable) payable and short term notes	(651.0)	764.3	(113.3)	—	—
Total current liabilities	(595.4)	938.2	793.0	—	1,135.8
Long-term debt and capital lease obligations, less current portion	746.1	—	12.6	—	758.7
Long-term solar energy system debt, financings and capital leaseback obligations, less current portion	—	9.8	1,498.6	—	1,508.4
Pension and post-employment liabilities	23.9	—	28.8	—	52.7
Customer and other deposits	87.8	—	96.7	—	184.5
Deferred revenue for solar energy systems	—	45.8	100.2	—	146.0
Deferred revenue for non solar energy systems	—	—	29.2	—	29.2
Long-term intercompany note (receivable) payable	(45.4)	(96.2)	141.6	—	—
Other liabilities	(29.8)	112.0	126.7	—	208.9
Total liabilities	187.2	1,009.6	2,827.4	—	4,024.2
Redeemable noncontrolling interest	—	—	11.3	—	11.3
Total MEMC stockholders’ equity	575.3	223.7	916.8	(1,140.5)	575.3
Noncontrolling interests	—	—	90.8	—	90.8
Total stockholders’ equity	575.3	223.7	1,007.6	(1,140.5)	666.1
Total liabilities and stockholders’ equity	$762.5	$1,233.3	$3,846.3	$(1,140.5)	$4,701.6

Condensed Consolidating Balance Sheet
December 31, 2011
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
ASSETS
Current assets:
Cash and cash equivalents	$228.9	$58.3	$298.6	$—	$585.8
Restricted cash	—	—	125.2	—	125.2
Accounts receivable, net	65.3	42.5	95.1	—	202.9
Inventories	33.8	68.5	271.0	(51.5)	321.8
Solar energy systems held for development and sale	—	4.1	373.0	(4.1)	373.0
Prepaid and other current assets	34.6	36.9	205.7	—	277.2
Total current assets	362.6	210.3	1,368.6	(55.6)	1,885.9
Investments	3.3	24.4	26.8	—	54.5
Investments in subsidiaries	269.8	(51.6)	—	(218.2)	—
Property, plant and equipment, net:
Non solar energy systems	72.3	315.5	916.4	(50.5)	1,253.7
Solar energy systems	—	1.6	1,098.9	38.9	1,139.4
Deferred tax assets, net	36.3	(20.4)	28.9	—	44.8
Restricted cash	—	0.2	37.3	—	37.5
Other assets	24.7	45.9	246.0	—	316.6
Goodwill	—	—	—	—	—
Intangible assets, net	—	145.2	4.0	—	149.2
Total assets	$769.0	$671.1	$3,726.9	$(285.4)	$4,881.6

Condensed Consolidating Balance Sheet
December 31, 2011
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and capital lease obligations	$—	$—	$3.7	$—	$3.7
Short-term solar energy system debt and current portion of solar energy system debt, financings and capital leaseback obligations	—	0.3	143.9	—	144.2
Accounts payable	20.0	82.0	592.6	—	694.6
Accrued liabilities	(9.6)	104.6	314.0	—	409.0
Contingent consideration related to acquisitions	—	71.6	—	—	71.6
Deferred revenue for solar energy systems	—	12.0	29.4	—	41.4
Customer and other deposits	30.1	0.4	41.9	—	72.4
Intercompany (receivable) payable and short-term notes	(605.7)	619.9	(14.2)	—	—
Total current liabilities	(565.2)	890.8	1,111.3	—	1,436.9
Long-term debt and capital lease obligations, less current portion	550.0	—	17.7	—	567.7
Long-term solar energy system debt, financings and capital leaseback obligations, less current portion	—	2.3	1,208.9	—	1,211.2
Pension and post-employment liabilities	40.5		28.9	—	69.4
Customer and other deposits	82.0	—	194.8	—	276.8
Deferred revenue for solar energy systems	—	27.0	130.4	—	157.4
Deferred revenue for non solar energy systems	—	—	51.2	—	51.2
Long-term intercompany note (receivable) payable	(127.1)	(16.4)	143.5	—	—
Other liabilities	50.9	23.4	251.8	—	326.1
Total liabilities	31.1	927.1	3,138.5	—	4,096.7
Total MEMC stockholders’ equity	737.9	(256.6)	542.0	(285.4)	737.9
Noncontrolling interests	—	0.6	46.4	—	47.0
Total stockholders’ equity	737.9	(256.0)	588.4	(285.4)	784.9
Total liabilities and stockholders’ equity	$769.0	$671.1	$3,726.9	$(285.4)	$4,881.6

Condensed Consolidating Statement of Cash Flows
Condensed Consolidating Statement of Cash Flows
For the Year Ended December 31, 2012
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Cash flows from operating activities:
Net cash (used in) provided by operating activities	$(213.7)	$9.4	$(7.3)	$(51.9)	$(263.5)
Cash flows from investing activities:
Capital expenditures	(18.0)	(19.5)	(101.5)	—	(139.0)
Construction of solar energy systems	—	—	(387.8)	40.9	(346.9)
Purchases of cost and equity method investments	(8.2)	—	(39.6)	—	(47.8)
Proceeds from return of (payments to) equity method investments	10.0	—	(4.2)	—	5.8
Change in restricted cash	—	(1.5)	8.2	—	6.7
Equity infusions or investments in subsidiaries	(44.0)	(6.7)	50.7	—	—
Other	2.0	0.1	(4.4)	11.0	8.7
Net cash used in investing activities	(58.2)	(27.6)	(478.6)	51.9	(512.5)
Cash flows from financing activities:
Proceeds from long-term debt	196.0	—	—	—	196.0
Cash paid for contingent consideration	—	(15.1)	(54.1)	—	(69.2)
Proceeds from solar energy system financing and capital lease obligations	—	8.4	895.8	—	904.2
Repayments of solar energy system financing and capital lease obligations	—	(0.5)	(245.7)	—	(246.2)
Net repayments of customer deposits related to long-term supply agreements	—	—	(24.4)	—	(24.4)
Principal payments on long-term debt	—	—	(3.6)	—	(3.6)
Common stock repurchases	(0.5)	—	—	—	(0.5)
Receipts from noncontrolling interest	—	—	50.8	—	50.8
(Repayment of) collection of intercompany debt	(74.4)	27.1	47.3	—	—
Debt financing fees	(12.7)	—	(29.6)	—	(42.3)
Net cash provided by financing activities	108.4	19.9	636.5	—	764.8
Effect of exchange rate changes on cash and cash equivalents	(0.3)	—	(1.7)	—	(2.0)
Net (decrease) increase in cash and cash equivalents	(163.8)	1.7	148.9	—	(13.2)
Cash and cash equivalents at beginning of period	228.9	58.3	298.6	—	585.8
Cash and cash equivalents at end of period	$65.1	$60.0	$447.5	$—	$572.6

Condensed Consolidating Statement of Cash Flows
For the Year Ended December 31, 2011
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Cash flows from operating activities:
Net cash (used in) provided by operating activities	$(216.5)	$66.3	$193.0	$(58.1)	$(15.3)
Cash flows from investing activities:
Capital expenditures	(24.1)	(56.4)	(372.0)	—	(452.5)
Construction of solar energy systems	—	—	(627.5)	29.4	(598.1)
Purchases of cost and equity method investments	(1.1)	(5.0)	(44.3)	—	(50.4)
Proceeds from return of equity method investments	82.0	13.7	—	—	95.7
Change in restricted cash	—	0.5	(124.3)	—	(123.8)
Payments to vendors for refundable deposits on long-term agreements and loans	—	(14.4)	(0.1)	—	(14.5)
Proceeds from Property, Plant and Equipment	—	—	43.9	—	43.9
Cash payments for acquisition, net of cash acquired	—	(160.1)	(3.9)	—	(164.0)
Equity infusions or investments in subsidiaries	82.9	2.8	(85.7)	—	—
Other	5.7	(0.1)	(33.5)	28.7	0.8
Net cash provided by (used in) investing activities	145.4	(219.0)	(1,247.4)	58.1	(1,262.9)
Cash flows from financing activities:
Proceeds from long-term debt	550.0	—	—	—	550.0
Proceeds from solar energy system financing and capital lease obligations	—	0.5	1,070.7	—	1,071.2
Cash paid for contingent consideration	—	(50.2)	—	—	(50.2)
Repayments of solar energy system financing and capital lease obligations	—	(1.8)	(264.7)	—	(266.5)
Net repayments of customer deposits related to long-term supply agreements	—	(1.8)	(55.9)	—	(57.7)
(Repayment of) collections on intercompany debt	(243.7)	257.2	(13.5)	—	—
Principal payments on long-term debt	—	—	(3.7)	—	(3.7)
Purchases of and dividends to noncontrolling interest	—	—	(49.0)	—	(49.0)
Common stock repurchases	(3.6)	—	—	—	(3.6)
Debt financing fees	(18.0)	—	(21.8)	—	(39.8)
Net cash provided by financing activities	284.7	203.9	662.1	—	1,150.7
Effect of exchange rate changes on cash and cash equivalents	(0.2)	(0.1)	6.3	—	6.0
Net increase (decrease) in cash and cash equivalents	213.4	51.1	(386.0)	—	(121.5)
Cash and cash equivalents at beginning of period	15.5	7.2	684.6	—	707.3
Cash and cash equivalents at end of period	$228.9	$58.3	$298.6	$—	$585.8

Condensed Consolidating Statement of Cash Flows
For the Year Ended December 31, 2010
(In millions)

	MEMC, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Cash flows from operating activities:
Net cash (used in) provided by operating activities	$(128.4)	$65.0	$318.5	$92.5	$347.6
Cash flows from investing activities:
Capital expenditures	(25.1)	(45.7)	(281.2)	—	(352.0)
Construction of solar energy systems	—	(1.4)	(171.9)	(106.8)	(280.1)
Proceeds from sale and maturities of investments	—	—	185.0	—	185.0
Purchases of cost and equity method investments	—	(10.4)	(8.4)	—	(18.8)
Proceeds from return of equity method investments	85.3	—	—	—	85.3
Change in restricted cash	—	0.3	(2.1)	—	(1.8)
Payments to vendors for refundable deposits on long-term agreements and loans	—	—	(85.0)	—	(85.0)
Cash payments for acquisition, net of cash acquired	(75.7)	2.2	—	—	(73.5)
Equity infusions or investments in subsidiaries	(30.2)	1.8	28.4	—	—
Other	30.7	2.9	(28.8)	14.3	19.1
Net cash used in investing activities	(15.0)	(50.3)	(364.0)	(92.5)	(521.8)
Cash flows from financing activities:
Proceeds from solar energy system financing and capital lease obligations	—	1.8	362.6	—	364.4
Repayments of solar energy system financing and capital lease obligations	—	(1.9)	(59.2)	—	(61.1)
Net repayments of customer deposits related to long-term supply agreements	—	(0.4)	(30.9)	—	(31.3)
Collections on (repayment of) intercompany debt	55.9	(55.9)	—	—	—
Principal payments on long-term debt	—	—	(4.8)	—	(4.8)
Purchases of and dividends to noncontrolling interest	—	(0.8)	(7.5)	—	(8.3)
Common stock repurchases	(2.9)	—	—	—	(2.9)
Debt financing fees	—	—	(12.8)	—	(12.8)
Net cash provided by (used in) financing activities	53.0	(57.2)	247.4	—	243.2
Effect of exchange rate changes on cash and cash equivalents	—	—	5.6	—	5.6
Net (decrease) increase in cash and cash equivalents	(90.4)	(42.5)	207.5	—	74.6
Cash and cash equivalents at beginning of period	105.9	49.7	477.1	—	632.7
Cash and cash equivalents at end of period	$15.5	$7.2	$684.6	$—	$707.3

Nature of Operations Tax Expense (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Tax expense, deferred [Line Items]
Deferred Income Tax Expense (Benefit)	$ (7.5)	$ 45.9	$ (47.1)

Summary of Significant Accounting Policies (Narrative) (Details) In Millions, unless otherwise specified	0 Months Ended	3 Months Ended		12 Months Ended										12 Months Ended			3 Months Ended	12 Months Ended
	Jun. 27, 2012 USD ($)	Dec. 31, 2012 USD ($) instrument	Dec. 31, 2011 USD ($)	Dec. 31, 2012 USD ($) instrument	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2012 Variable Interest Entity, Primary Beneficiary [Member] entity	Dec. 31, 2011 Variable Interest Entity, Primary Beneficiary [Member] entity	Dec. 31, 2012 Consolidated Entities [Member] entity	Dec. 31, 2012 Foreign Subsidiaries [Member] USD ($)	Dec. 31, 2011 Foreign Subsidiaries [Member] USD ($)	Jun. 27, 2012 Subsidiaries [Member]	Dec. 31, 2012 Assets Held under Capital Leases [Member] USD ($)	Dec. 31, 2011 Assets Held under Capital Leases [Member] USD ($)	Dec. 31, 2010 Assets Held under Capital Leases [Member] USD ($)	Dec. 31, 2011 Solar Energy [Member] USD ($)	Dec. 31, 2012 Solar Energy [Member] Percentage of Completion Method [Member] USD ($)	Dec. 31, 2011 Solar Energy [Member] Percentage of Completion Method [Member] USD ($)	Dec. 31, 2012 Solar Energy [Member] Installment Method [Member] USD ($)	Dec. 31, 2011 Solar Energy [Member] Installment Method [Member] USD ($)	Dec. 31, 2012 Solar Energy [Member] Performance Based Incentives [Member] USD ($)	Dec. 31, 2011 Solar Energy [Member] Performance Based Incentives [Member] USD ($)	Dec. 31, 2010 Solar Energy [Member] Performance Based Incentives [Member] USD ($)	Dec. 31, 2012 Solar Energy [Member] Renewable Energy Credits [Member] USD ($)	Dec. 31, 2011 Solar Energy [Member] Renewable Energy Credits [Member] USD ($)	Dec. 31, 2010 Solar Energy [Member] Renewable Energy Credits [Member] USD ($)	Dec. 31, 2012 Minimum [Member]	Dec. 31, 2012 Minimum [Member] Solar Energy [Member] Percentage of Completion Method [Member]	Dec. 31, 2012 Minimum [Member] Solar Energy [Member] Renewable Energy Credits [Member]	Dec. 31, 2012 Maximum [Member]	Dec. 31, 2012 Maximum [Member] Solar Energy [Member] Renewable Energy Credits [Member]	Dec. 31, 2011 Q-Cells SE [Member] USD ($)	Dec. 31, 2010 Q-Cells SE [Member] USD ($)	Dec. 31, 2010 Q-Cells SE [Member] EUR (€)	Dec. 31, 2011 Other Income [Member] Q-Cells SE [Member] USD ($)	Dec. 31, 2006 Suntech Warrant [Member] USD ($)
Significant Accounting Policies [Line Items]
Stockholders' Equity Attributable to Noncontrolling Interest		$ 90.8	$ 47	$ 90.8	$ 47
Noncontrolling Interest, Ownership Percentage by Noncontrolling Owners													15.00%
Variable Interest Entity, Number Of Entities								5	3
Number Of Entities Sold										1
Cash and Cash Equivalents, at Carrying Value		572.6	585.8	572.6	585.8	707.3	632.7				171.5	64.2
Allowance for Doubtful Accounts Receivable		4.4	4.9	4.4	4.9
Provision for Doubtful Accounts				0.3	(1.4)	1.4
Equity Method Investment, Minimum Ownership Percentage		20.00%		20.00%
Other than Temporary Impairment Losses, Investments			78.9	3.6	78.9	0											78.9
Depreciation				200.6	217.7	158.9								4.3	9.7	4.5
Interest Costs, Capitalized During Period				19.9	18.1	5.1
Allowance for Doubtful Accounts Receivable, Charge-offs				0.2	4.3	0.7
Assets impairment charges			365.4	20	381.7	0											358
Impairment of Intangible Assets, Finite-lived				1.2	6.6
Customer Deposits, Required Refund Period				2 years
Customer Deposits, Current		77.2	72.4	77.2	72.4
Customer and other deposits		184.5	276.8	184.5	276.8
Revenues				1,794.6	2,268	1,996.4												97.8	54.3	22.7	28.5	31.4	24.3	18.6	17.3	15.1	7.5
Revenue Recognition, Construction Period																													3 months
Capital Lease Classification, Term of Lease To Estimated Economic Life, Percent																												75.00%
Revenue Recogniztion, Contractual Arrangements, Period																														5 years		10 years
Derivative Instruments, Exercisable Period																																					5 years
Derivative Instruments, Exercise Period																																					5 years
Derivative Instruments, Exercisable Annual Percentage																																					20.00%
Derivative Instruments, Estimated Grant Date Fair Value																																					66.6
Foreign Currency Transaction Loss, before Tax				6.6	4.7	0.5
Number of Interest Rate Derivatives Held		4		4
Payments to Acquire Equity Method Investments				47.8	50.4	18.8																												105	72.5
Notional Amount of Foreign Currency Cash Flow Hedge Derivatives																																			70
Gain on Discontinuation of Cash Flow Hedge Due to Forecasted Transaction Probable of Not Occurring																																				17.3
Income (Loss) from Equity Method Investments				(2.3)	(62.8)	7.2																											14.3
Lease Term Period																												20 years			25 years
Deferred Tax Assets, Valuation Allowance		510.5	415.7	510.5	415.7
Percentage That Tax Position More Likely Than Not To Be Realized																												50.00%
Shipping, Handling and Transportation Costs				24.6	22	20.7
Proceeds from Issuance of Redeemable Noncontrolling Interest, Net	11.4
Payments of Stock Issuance Costs	1.4
Temporary Equity, Accretion to Redemption Value		1.6
Equity Investment from JV Partners		$ 34		$ 34

Summary of Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Favorable Energy Credits [Member] Y	Dec. 31, 2012 Customer Sales Backlog and Relationships [Member] Y	Dec. 31, 2012 Trade Names [Member] Y	Dec. 31, 2012 Developed Technology Rights [Member] Y	Dec. 31, 2012 Software [Member] Y	Dec. 31, 2012 Building and improvements [Member] Y	Dec. 31, 2012 Machinery and Equipment [Member] Y	Dec. 31, 2012 Solar Energy Systems [Member] Y
Cash and Cash Equivalents, at Carrying Value [Abstract]
Cash	$ 514.5	$ 417
Cash Equivalents:
Commercial paper	10	10
Money market funds	48.1	158.8
Cash and Cash Equivalents, at Carrying Value	$ 572.6	$ 585.8	$ 707.3	$ 632.7
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Useful Life, Minimum									3	4	1	23
Property, Plant and Equipment, Useful Life, Maximum									6	60	25	30
Finite-Lived Intangible Assets [Abstract]
Finite-Lived Intangible Assets, Useful Life, Maximum					18	6
Finite-Lived Intangible Assets, Useful Life, Minimum					4	1
Finite-Lived Intangible Assets, Useful Life							15	5

Summary of Significant Accounting Policies (Supplemental Cash Flow Information) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplemental Cash Flow Information [Abstract]
Interest payments (including debt issuance costs), net of amount capitalized	$ 170.9	$ 155.9	$ 22.2
Income taxes paid (refunded), net	40.9	13.7	(9.4)
Accounts payable incurred (relieved) for acquisition of fixed assets, including solar energy systems	49.7	(68)	138.7
Debt transferred to and assumed by buyer upon sale of solar energy systems	403.1	104.6	43.3
Conversion of note payable to equity	0	0	27
Fair value of assets acquired	0	334.5	65.2
Goodwill	0	97.8	56.4
Liabilities assumed and noncontrolling interests	0	(158)	(19.9)
Less: loans prior to acquisition	0	(16)	(26)
Other Non Cash Consideration for Acqusitions	0	90.7	0
Less: cash acquired	0	(3.6)	(2.2)
Cash paid, net of cash acquired	$ 0	$ 164	$ 73.5

Restructuring and Impairment Charges (Narrative) (Details) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended			0 Months Ended		3 Months Ended		12 Months Ended														0 Months Ended	12 Months Ended		3 Months Ended		12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Sep. 04, 2012 Purchase Obligation Termination [Member] USD ($) claim quarter	Sep. 04, 2012 Purchase Obligation Termination [Member] EUR (€)	Dec. 31, 2012 Purchase Obligation Termination [Member] EUR (€)	Sep. 30, 2012 Purchase Obligation Termination [Member] EUR (€)	Dec. 31, 2012 2009 U.S. Plan [Member] USD ($)	Dec. 31, 2011 2009 U.S. Plan [Member] USD ($)	Dec. 31, 2010 2009 U.S. Plan [Member] USD ($)	Dec. 31, 2012 2009 U.S. Plan [Member] Severance and Other Employee Benefits [Member] USD ($)	Dec. 31, 2011 2009 U.S. Plan [Member] Severance and Other Employee Benefits [Member] USD ($)	Dec. 31, 2010 2009 U.S. Plan [Member] Severance and Other Employee Benefits [Member] USD ($)	Dec. 31, 2012 2009 U.S. Plan [Member] Contract Termination [Member] USD ($)	Dec. 31, 2011 2009 U.S. Plan [Member] Contract Termination [Member] USD ($)	Dec. 31, 2010 2009 U.S. Plan [Member] Contract Termination [Member] USD ($)	Dec. 31, 2012 2011 Global Plan [Member] employee	Dec. 31, 2011 2011 Global Plan [Member] USD ($)	Dec. 31, 2012 2011 Global Plan [Member] Severance and Other Employee Benefits [Member] USD ($)	Dec. 31, 2012 2011 Global Plan [Member] Contract Termination [Member] USD ($)	Dec. 31, 2012 2011 Global Plan [Member] Other Restructuring [Member] USD ($)	Sep. 04, 2012 2011 Global Plan [Member] Purchase Obligation Termination [Member] USD ($)	Dec. 31, 2012 Global Plan June 2011 [Member] USD ($)	Dec. 31, 2012 Global Plan June 2011 [Member] Severance and Other Employee Benefits [Member] USD ($)	Dec. 31, 2011 Semiconductor Materials [Member] USD ($)	Dec. 31, 2011 Solar Energy [Member] USD ($)	Dec. 31, 2012 Solar Energy [Member] USD ($)	Dec. 31, 2011 Solar Energy [Member] USD ($)	Dec. 31, 2010 Solar Energy [Member] USD ($)
Restructuring Cost and Reserve [Line Items]
Payments for Legal Settlements							€ 15	€ 10
Litigation Settlement, Payment Installment Period, Number of Quarters					3	3
Increase (Decrease) in Other Noncurrent Assets					(10.2)
Restructuring and Related Cost, Expected Number of Positions Eliminated																		1,400
Restructuring and Related Cost, Expected Number of Positions Eliminated, Percent																		20.00%
Restructuring (Reversals) Charges	339.5	(83.5)	350.7	5.3																62.1	226.4	51			6.8	35.6	303
Restructuring and Related Cost, Expected Cost									27.9	46	48.3	15.5	18.8	21	2.9	2.9	3
Cash Payments									14.6	5.1	4.3	7.4	3.4	1.1	(2.9)	0	0		1.8					9.9
Assets impairment charges	365.4	20	381.7	0																						7.4	358
Goodwill, Impairment Loss	384.1	0	440.5	0																						0	384.1	440.5	440.5	0
Other than Temporary Impairment Losses, Investments	78.9	3.6	78.9	0																						0	78.9
Inventory Write-down	96.7	3.4	107																							14.2	82.5
Valuation Allowance, Deferred Tax Asset, Change in Amount		94.8
Loss Contingency, Claims Settled, Number					2	2
Litigation Settlement, Gross						70
Restructuring Reserve, Accrual Adjustment																							(69.2)
Gain on Receipt of Property Plant and Equipment		$ 31.7	$ 0	$ 0

Restructuring and Impairment Charges (Details of Restructuring Expenses) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Contract Termination [Member]
Restructuring Reserve [Roll Forward]
Accrued, End of period	$ 134.5
Other Restructuring Charges [Member]
Restructuring Reserve [Roll Forward]
Accrued, Beginning of period	371.3
Year-to-Date Restructuring Charges	(95.5)
Cash Payments	74
Accrued, End of period	204.5
Cumulative Costs Incurred	277.5
Total Costs Expected to be Incurred	277.5
Restructuring Reserve, Translation Adjustment	2.7
2009 U.S. Plan [Member]
Restructuring Reserve [Roll Forward]
Accrued, Beginning of period	15.5	16.2	15.2
Year-to-Date Restructuring Charges	1.8	4.4	5.3
Cash Payments	(14.6)	(5.1)	(4.3)
Accrued, End of period	2.7	15.5	16.2
Cumulative Costs Incurred	27.6	25.8	21.4
Total Costs Expected to be Incurred	27.9	46	48.3
2009 U.S. Plan [Member] | Severance and Other Employee Benefits [Member]
Restructuring Reserve [Roll Forward]
Accrued, Beginning of period	12.6	16.2	15.2
Year-to-Date Restructuring Charges	(2.5)	(0.2)	2.1
Cash Payments	(7.4)	(3.4)	(1.1)
Accrued, End of period	2.7	12.6	16.2
Cumulative Costs Incurred	15.5	18	18.2
Total Costs Expected to be Incurred	15.5	18.8	21
2009 U.S. Plan [Member] | Asset Move Costs [Member]
Restructuring Reserve [Roll Forward]
Accrued, Beginning of period	0	0	0
Year-to-Date Restructuring Charges	0	1.7	3.2
Cash Payments	0	(1.7)	(3.2)
Accrued, End of period	0	0	0
Cumulative Costs Incurred	4.9	4.9	3.2
Total Costs Expected to be Incurred	5.2	20.3	20.3
2009 U.S. Plan [Member] | Contract Termination [Member]
Restructuring Reserve [Roll Forward]
Accrued, Beginning of period	2.9	0	0
Year-to-Date Restructuring Charges	0	2.9	0
Cash Payments	2.9	0	0
Accrued, End of period	0	2.9	0
Cumulative Costs Incurred	2.9	2.9	0
Total Costs Expected to be Incurred	2.9	2.9	3
2009 U.S. Plan [Member] | Infrastructure Costs [Member]
Restructuring Reserve [Roll Forward]
Accrued, Beginning of period	0	0	0
Year-to-Date Restructuring Charges	4.3	0	0
Cash Payments	4.3	0	0
Accrued, End of period	0	0	0
Cumulative Costs Incurred	4.3	0	0
Total Costs Expected to be Incurred	4.3	4	4
2011 US Plan [Member] [Member] | Severance and Other Employee Benefits [Member]
Restructuring Reserve [Roll Forward]
Accrued, Beginning of period	60.2
Year-to-Date Restructuring Charges	0
Cash Payments	27.8
Accrued, End of period	31.7
Cumulative Costs Incurred	63.2
Total Costs Expected to be Incurred	63.2
Restructuring Reserve, Translation Adjustment	(0.7)
2011 US Plan [Member] [Member] | Contract Termination [Member]
Restructuring Reserve [Roll Forward]
Accrued, Beginning of period	260
Year-to-Date Restructuring Charges	(93.4)
Cash Payments	34.3
Accrued, End of period	134.5
Cumulative Costs Incurred	164.6
Total Costs Expected to be Incurred	164.6
Restructuring Reserve, Translation Adjustment	2.2
2011 US Plan [Member] [Member] | Other Restructuring Charges [Member]
Restructuring Reserve [Roll Forward]
Accrued, Beginning of period	51.1
Year-to-Date Restructuring Charges	(2.1)
Cash Payments	11.9
Accrued, End of period	38.3
Cumulative Costs Incurred	49.7
Total Costs Expected to be Incurred	49.7
Restructuring Reserve, Translation Adjustment	$ 1.2

Restructuring and Impairment Charges (Summary of Significant Restructuring, Impairment and Other Charges) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restructuring Cost and Reserve [Line Items]
Restructuring	$ 339.5	$ (83.5)	$ 350.7	$ 5.3
Long-lived asset impairment charges	365.4	20	381.7	0
Goodwill, Impairment Loss	384.1	0	440.5	0
Investment impairments	78.9	3.6	78.9	0
Inventory adjustments	96.7	3.4	107
Semiconductor Materials [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring	35.6
Long-lived asset impairment charges	7.4
Goodwill, Impairment Loss	0
Investment impairments	0
Inventory adjustments	14.2
Solar Energy [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring	303
Long-lived asset impairment charges	358
Goodwill, Impairment Loss	384.1	440.5	440.5	0
Investment impairments	78.9
Inventory adjustments	82.5
Corporate Elimination [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring	0.9
Long-lived asset impairment charges	0
Goodwill, Impairment Loss	0
Investment impairments	0
Inventory adjustments	$ 0

Significant Accounting Policies (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012 Software [Member] Y	Dec. 31, 2012 Building and improvements [Member] Y	Dec. 31, 2012 Machinery and Equipment [Member] Y	Dec. 31, 2012 Solar Energy Systems [Member] Y	Dec. 31, 2012 Favorable Energy Credits [Member] Y	Dec. 31, 2012 Customer Sales Backlog and Relationships [Member] Y	Dec. 31, 2012 Trade Names [Member] Y	Dec. 31, 2012 Developed Technology Rights [Member] Y	Dec. 31, 2012 Minimum [Member]	Dec. 31, 2012 Minimum [Member] Solar Energy [Member] Percentage of Completion Method [Member]	Dec. 31, 2012 Minimum [Member] Solar Energy [Member] Renewable Energy Credits [Member]	Dec. 31, 2012 Maximum [Member]	Dec. 31, 2012 Maximum [Member] Solar Energy [Member] Renewable Energy Credits [Member]	Dec. 31, 2006 Suntech Warrant [Member]
Property, Plant and Equipment [Line Items]
Customer Deposits, Required Refund Period	2 years
Derivative Instruments, Exercisable Period															5 years
Property, Plant and Equipment, Useful Life, Minimum		3	4	1	23
Property, Plant and Equipment, Useful Life, Maximum		6	60	25	30
Finite-Lived Intangible Assets, Useful Life, Minimum						4	1
Finite-Lived Intangible Assets, Useful Life, Maximum						18	6
Finite-Lived Intangible Assets, Useful Life								15	5
Revenue Recognition, Construction Period											3 months
Derivative Instruments, Exercise Period															5 years
Revenue Recogniztion, Contractual Arrangements, Period												5 years		10 years
Lease Term Period										20 years			25 years

Acquisitions (Narrative) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Solar Energy [Member]	Dec. 31, 2012 Solar Energy [Member]	Dec. 31, 2011 Solar Energy [Member]	Dec. 31, 2010 Solar Energy [Member]	Dec. 31, 2012 FRV US [Member]	Dec. 31, 2012 FRV US [Member]	Sep. 02, 2011 FRV US [Member]	Dec. 31, 2011 Solaicx [Member]	Dec. 31, 2012 Solaicx [Member]	Jun. 30, 2011 Solaicx [Member]	Dec. 31, 2012 SunEdison [Member]	Feb. 01, 2011 SunEdison [Member]	Jun. 30, 2012 SunEdison [Member] Company One Acquired [Member]	Jun. 30, 2012 SunEdison [Member] Company One Acquired [Member] Solar Energy [Member]	Dec. 31, 2012 SunEdison [Member] Two Companies Acquired [Member]	Dec. 31, 2012 Subsequent Event [Member] SunEdison [Member]	Jul. 06, 2012 Subsequent Event [Member] SunEdison [Member]
Business Acquisition [Line Items]
Business Acquisition, Cost of Acquired Entity, Cash Held In Escrow													$ 2
Business Acquisition, Percentage of Voting Interests Acquired											100.00%			100.00%			100.00%		100.00%
Business Acquisition, Cost of Acquired Entity, Purchase Price											187.8			101.7			72.6		14.3
Business Acquisition, Contingent Consideration, Potential Cash Payment											54.2						27
Business Combination, Contingent Consideration Arrangements, Range of Outcomes, Value, High		67.1												71.8	39.5
Deferred Tax Assets, Operating Loss Carryforwards	91.5	132.3	91.5								9.3		26.1
Business Acquisition, Purchase Price Allocation, Goodwill Amount											44.6			56.4			43.8	43.8	9.4
Business Acquisition, Purchase Price Allocation, Goodwill, Expected Tax Deductible Amount											0
Revenues		1,794.6	2,268	1,996.4						121.2
Net Income (Loss) Attributable to Parent		(150.6)	(1,536)	34.4						(48.3)		(11.2)
Business Acquisition, Pro Forma Net Income (Loss)		150.6	1,536	(34.4)						48.3		11.2
Goodwill, Impairment Loss	384.1	0	440.5	0	384.1	440.5	440.5	0	44.6
Business Acquisition Purchase Price Allocation Goodwill Not Tax Deductible Amount																	24.4
Business Acquisition, Purchase Price Allocation, Intangible Assets											115.5			21			13		4.8
Business Acquisition, Contingent Consideration, at Fair Value		24.9												(26)					6.5
Business Combination, Contingent Consideration Arrangements, Range of Outcomes, Value, Low														60
Business Combination, Contingent Consideration, Potential Additional Payment in Cash and Common Stock														27.6
Contingent consideration related to acquisitions	71.6	23.1	71.6											26
Business Combination, Acquisition Related Costs												1.9
Contingent Consideration Paid In Cash																				$ 13.6	$ 66.4
Contingent Consideration Common Stock Issued																2.1

Acquisitions (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Jun. 30, 2011 Solaicx [Member]	Sep. 02, 2011 FRV US [Member]
Business Acquisition, Cost of Acquired Entity [Abstract]
Cash		$ 75.7
Contingent consideration	(24.9)	26
Allocation of the purchase price:
Cash and cash equivalents		2.2	1.8
Solar energy system held for development			64.2
Other current assets		11.6	9
Property, plant and equipment, net		30	23
Goodwill		56.4	44.6
Intangible assets		21	115.5
Other noncurrent assets		0.4	50.2
Current liabilities		(12.2)	(3.4)
Short-term debt			(32.9)
Long-term debt and capital leases obligations, excluding current portion		(1.3)
Other long-term liabilities		(6.4)	(44.6)
Noncontrolling interests			(39.6)
Total purchase price		$ 101.7	$ 187.8

Derivatives and Hedging Instruments (Derivatives and Hedging Activities) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivatives Designated as Hedging Instrument [Member] | Net Investment Hedging [Member]
Derivatives, Fair Value [Line Items]
Gain (Losses)	$ 0	$ 0	$ 0
Accrued Liabilities [Member] | Derivatives Designated as Hedging Instrument [Member] | Interest Rate Swaps [Member]
Derivatives, Fair Value [Line Items]
Assets (Liabilities or Equity) Fair Value	(5)	(4.5)
Accrued Liabilities [Member] | Derivatives Not Designated as Hedging Instrument [Member] | Interest Rate Swaps [Member]
Derivatives, Fair Value [Line Items]
Assets (Liabilities or Equity) Fair Value	0	(1.1)
Accrued Liabilities [Member] | Derivatives Not Designated as Hedging Instrument [Member] | Currency Forward Contracts [Member]
Derivatives, Fair Value [Line Items]
Assets (Liabilities or Equity) Fair Value	(7.1)	(1.8)
Prepaid and Other Current Assets [Member] | Derivatives Not Designated as Hedging Instrument [Member] | Currency Forward Contracts [Member]
Derivatives, Fair Value [Line Items]
Assets (Liabilities or Equity) Fair Value	0.5	3
Accumulated Other Comprehensive Income [Member] | Derivatives Designated as Hedging Instrument [Member] | Interest Rate Swaps [Member]
Derivatives, Fair Value [Line Items]
Assets (Liabilities or Equity) Fair Value	4.3	3.9
Other Assets [Member] | Derivatives Not Designated as Hedging Instrument [Member] | Suntech Warrant [Member]
Derivatives, Fair Value [Line Items]
Assets (Liabilities or Equity) Fair Value	0.2	0.4
Other Comprehensive Income (Loss) [Member] | Derivatives Not Designated as Hedging Instrument [Member] | Currency Forward Contracts [Member]
Derivatives, Fair Value [Line Items]
Gain (Losses)	9	7.4	1.3
Change In Fair Value Of Warrant [Member] | Derivatives Not Designated as Hedging Instrument [Member] | Suntech Warrant [Member]
Derivatives, Fair Value [Line Items]
Gain (Losses)	$ 0.2	$ 4.8	$ 14

Derivatives and Hedging Instruments (Narrative) (Details) In Millions, unless otherwise specified	12 Months Ended			3 Months Ended	6 Months Ended	3 Months Ended				12 Months Ended
	Dec. 31, 2012 USD ($) instrument	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Sep. 30, 2011 Other Income [Member] USD ($)	Dec. 31, 2011 Other Income [Member] USD ($)	Dec. 31, 2011 Q-Cells SE [Member] USD ($)	Dec. 31, 2011 Q-Cells SE [Member] EUR (€)	Jun. 30, 2011 Q-Cells SE [Member] USD ($)	Jun. 30, 2011 Q-Cells SE [Member] EUR (€)	Dec. 31, 2011 Q-Cells SE [Member] USD ($)	Dec. 31, 2010 Q-Cells SE [Member] USD ($)	Dec. 31, 2010 Q-Cells SE [Member] EUR (€)	Dec. 31, 2011 Q-Cells SE [Member] Other Income [Member] USD ($)	Dec. 31, 2012 Interest Rate Swap Cash Flow Hedge [Member] USD ($) instrument	Dec. 31, 2011 Interest Rate Swap Cash Flow Hedge [Member] USD ($)	Dec. 31, 2010 Interest Rate Swap Cash Flow Hedge [Member] USD ($)	Dec. 31, 2012 Interest Rate Swap Economic Hedge [Member] USD ($) instrument
Derivatives, Fair Value [Line Items]
Currency forward contracts, net notional amounts	$ 320.5	$ 293.2
Gain reclassified from Accumulated Other Comprehensive Income into earnings for currency forward contracts					14.2
Gain (Loss) on Foreign Currency Derivatives Recorded in Earnings, Net				6.6
Notional Amount of Foreign Currency Cash Flow Hedge Derivatives												70
Gain (Loss) on Foreign Currency Cash Flow Hedge Ineffectiveness										0	0
Number of Interest Rate Derivatives Held	4													3			0
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax														(5)	(4.5)	5.3
Interest Rate Cash Flow Hedge Liability at Fair Value																	1.1
Payments to Acquire Equity Method Investments	47.8	50.4	18.8								105	72.5
Proceeds from return of equity method investment	5.8	95.7	85.3			8	5.8	77	63.5
Gain on Discontinuation of Cash Flow Hedge Due to Forecasted Transaction Probable of Not Occurring													17.3
Equity in (loss) earnings of joint ventures, net of tax	$ (2.3)	$ (62.8)	$ 7.2							$ 14.3

Derivatives and Hedging Instruments (Interest Rate Swap Instruments) (Details) In Millions, unless otherwise specified	Dec. 31, 2012 Interest Rate Swap One [Member] USD ($)	Dec. 31, 2012 Interest Rate Swap One [Member] EUR (€)	Dec. 31, 2012 Interest Rate Swap Two [Member] USD ($)	Dec. 31, 2012 Interest Rate Swap Two [Member] EUR (€)	Dec. 31, 2012 Interest Rate Swap Three [Member] USD ($)	Dec. 31, 2012 Interest Rate Swap Three [Member] CAD	Dec. 31, 2012 Interest Rate Swap Four [Member] USD ($)	Dec. 31, 2012 Interest Rate Swap Four [Member] THB
Derivative [Line Items]
Notional Amount of Interest Rate Cash Flow Hedge Derivatives		€ 4.4		€ 1.8		32.4		11.5
Derivative, Fixed Interest Rate	5.10%	5.10%	5.10%	5.10%	3.30%	3.30%	5.25%	5.25%
Derivative, Basis Spread on Variable Rate	1.50%	1.50%	1.50%	1.50%
Interest Rate Cash Flow Hedge Derivative at Fair Value, Net	$ (1.7)		$ (0.7)		$ (2.6)		$ 0

Investments (Short-Term and Long-Term Investments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Investments [Abstract]
Equity method investments	$ 23.3	$ 25.8
Equity investments at cost	12.9	12.5
Items measured at fair value on a recurring basis	13.4	16.2
Time deposits	0.3	0.3
Total investments	49.9	54.8
Less: short-term investments	0.3	0.3
Non-current investments	$ 49.6	$ 54.5

Investments (Narrative) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended				3 Months Ended	1 Months Ended	12 Months Ended	16 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Joint Venture [Member]	Dec. 31, 2011 Meike Joint Venture [Member]	Sep. 30, 2011 SMP JV [Member]	Dec. 31, 2012 SMP JV [Member]	Dec. 31, 2012 SMP JV [Member]	Dec. 31, 2012 SMP JV [Member] Samsung Fine Chemicals Joint Venture [Member]	Dec. 31, 2012 SMP JV [Member] MEMC Singapore Pte Ltd [Member]
Schedule of Equity Method Investments [Line Items]
Equity contribution in joint venture		$ 47.8	$ 50.4	$ 18.8	$ 43.4				$ 57.3
Customer and other deposits	276.8	184.5	276.8					30.5	30.5
Total remaining contractual investment commitment in joint venture		117.7
Expected Contractual Investment Payments In One Year					105
Equity Method Investment, Other than Temporary Impairment						67.3
Assets impairment charges	365.4	20	381.7	0
Equity method investments	25.8	23.3	25.8					0	0
Ownership interest in joint venture										50.00%	50.00%
Debt and equity commitments in joint venture								175
Period Of Unbilled Contracts Receivable Expected To Be Collected							24 months
Cost-method Investments, Other than Temporary Impairment		3.6	11.6
Available-for-sale Equity Securities, Amortized Cost Basis		$ 12.4

Inventories (Narrative) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended				12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 SunEdison [Member]	Dec. 31, 2011 SunEdison [Member]	Dec. 31, 2011 Raw Materials and Supplies [Member]	Dec. 31, 2010 Raw Materials and Supplies [Member]	Dec. 31, 2011 Work In Process [Member]	Dec. 31, 2010 Work In Process [Member]	Dec. 31, 2011 Finished Goods [Member]	Dec. 31, 2010 Finished Goods [Member]	Dec. 31, 2011 Solar Wafers [Member]
Inventory [Line Items]
Inventory, Finished Goods, Net of Reserves	$ 102.5	$ 49.6	$ 102.5									$ 42.8
Inventory, Net	321.8	247.8	321.8	27.3	58.4
Other Inventory, Materials, Supplies and Merchandise under Consignment	28.5	27.7	28.5
Inventory Write-down	96.7	3.4	107			53.7	0	30.2	0.4	29.7	2.1
Earthquake charges		$ 0	$ 14.9

Inventories (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Inventory Disclosure [Abstract]
Raw materials and supplies	$ 89.1	$ 121.6
Goods and work in process	109.1	97.7
Inventory, Finished Goods, Net of Reserves	49.6	102.5
Inventories,Total	$ 247.8	$ 321.8

Solar Energy Systems Held for Development and Sale (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Solar Energy Systems Held For Development and Sale [Abstract]
Under development	$ 133.8	$ 193.5
Systems held for sale	0	179.5
Total solar energy systems held for development and sale	$ 133.8	$ 373

Property, Plant and Equipment (Including Consolidated VIEs) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	$ 2,809.2	$ 3,269.7	$ 2,809.2
Less accumulated depreciation	(851.8)	(964.1)	(851.8)
Property, Plant and Equipment, Net	2,393.1	2,673	2,393.1
Assets impairment charges	365.4	20	381.7	0
Gain on Receipt of Property Plant and Equipment		31.7	0	0
Land [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	6.5	6.1	6.5
Software [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	31.2	31.1	31.2
Building and improvements [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	404.7	320.5	404.7
Machinery and Equipment [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	1,470.6	1,605.5	1,470.6
Solar Energy Systems [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	896.2	1,306.5	896.2
Property, Plant and Equipment, Excluding Construction in Progress [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Net	1,957.4	2,305.6	1,957.4
Non-Solar Energy Systems [Member] | Construction in Progress [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Net	155.5	141.4	155.5
Solar Energy [Member]
Property, Plant and Equipment [Line Items]
Assets impairment charges	358
Solar Energy [Member] | Construction in Progress [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Net	280.2	226	280.2
Merano Polysilicon Plant [Member]
Property, Plant and Equipment [Line Items]
Assets impairment charges		$ 20	$ 354.7

Goodwill and Intangible Assets (Intangible Assets) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Intangible Assets [Line Items]
Amortizable intangible assets, Gross Carrying Amount	$ 38.5		$ 40.8
Amortizable intangible assets, Accumulated Amortization or Allocated to Solar Energy System	(20.8)		(15.2)	[1]
Amortizable intangible assets, Net Carrying Amount	17.7		25.6	[1]
Indefinite lived assets, Gross Carrying Amount	144.2		144.8
Indefinite lived assets, Accumulated Amortization or Allocated to Solar Energy System	(47.7)		(21.2)
Indefinite lived assets, Net Carrying Amount	96.5		123.6
Finite-Lived Intangible Assets, Future Amortization Expense [Abstract]
Amortization, 2012	6.9
Amortization, 2013	4.4
Amortization, 2014	1.7
Amortization, 2015	1.2
Amortization, 2016	0.5
In-process Technology [Member]
Intangible Assets [Line Items]
Indefinite lived assets, Gross Carrying Amount	0.9		1.5
Indefinite lived assets, Accumulated Amortization or Allocated to Solar Energy System	0		0
Indefinite lived assets, Net Carrying Amount	0.9		1.5
Power Plant Development Arrangements [Member]
Intangible Assets [Line Items]
Indefinite lived assets, Gross Carrying Amount	143.3		143.3
Indefinite lived assets, Accumulated Amortization or Allocated to Solar Energy System	(47.7)		(21.2)
Indefinite lived assets, Net Carrying Amount	95.6		122.1
Favorable Energy Credits [Member]
Intangible Assets [Line Items]
Amortizable intangible assets, Weighted-Average Amortization Period	7
Amortizable intangible assets, Gross Carrying Amount	14.2		14.2
Amortizable intangible assets, Accumulated Amortization or Allocated to Solar Energy System	(9)		(6.1)
Amortizable intangible assets, Net Carrying Amount	5.2		8.1
Customer Relationships [Member]
Intangible Assets [Line Items]
Amortizable intangible assets, Weighted-Average Amortization Period	6
Amortizable intangible assets, Gross Carrying Amount	5.7	[1]	5.7	[1]
Amortizable intangible assets, Accumulated Amortization or Allocated to Solar Energy System	(2.4)	[1]	(1.6)
Amortizable intangible assets, Net Carrying Amount	3.3		4.1
Trade Name [Member]
Intangible Assets [Line Items]
Amortizable intangible assets, Weighted-Average Amortization Period	15
Amortizable intangible assets, Gross Carrying Amount	4.1		4.1
Amortizable intangible assets, Accumulated Amortization or Allocated to Solar Energy System	(0.9)		(0.6)
Amortizable intangible assets, Net Carrying Amount	3.2		3.5
Internally Developed Software [Member]
Intangible Assets [Line Items]
Amortizable intangible assets, Weighted-Average Amortization Period	4
Amortizable intangible assets, Gross Carrying Amount	1.3		1.7
Amortizable intangible assets, Accumulated Amortization or Allocated to Solar Energy System	(1.3)		(1)
Amortizable intangible assets, Net Carrying Amount	0		0.7
Developed Technology [Member]
Intangible Assets [Line Items]
Amortizable intangible assets, Weighted-Average Amortization Period	5
Amortizable intangible assets, Gross Carrying Amount	12	[1]	13.9	[1]
Amortizable intangible assets, Accumulated Amortization or Allocated to Solar Energy System	(6)	[1]	(5.5)
Amortizable intangible assets, Net Carrying Amount	6		8.4
Noncompete Agreements [Member]
Intangible Assets [Line Items]
Amortizable intangible assets, Weighted-Average Amortization Period	1
Amortizable intangible assets, Gross Carrying Amount	1.2		1.2
Amortizable intangible assets, Accumulated Amortization or Allocated to Solar Energy System	(1.2)		(0.4)
Amortizable intangible assets, Net Carrying Amount	0		0.8
FRV US [Member] | Power Plant Development Arrangements [Member]
Intangible Assets [Line Items]
Acquired Indefinite-lived Intangible Asset, Amount	$ 82.6

[1]	These intangibles represent the amounts acquired in the SunEdison, Solaicx and other acquisitions. The useful life for in-process technology will be determined once the research and development process is complete and, at that time, amortization of the asset will begin.

Goodwill and Intangible Assets (Narrative) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended			3 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 FRV US [Member]	Sep. 30, 2011 Solar Materials Unit [Member]
Intangible Assets [Line Items]
Goodwill, Impairment Loss	$ 384.1	$ 0	$ 440.5	$ 0	$ 44.6	$ 56.4
Amortization of Intangible Assets		34.6	9.4	5.9
Impairment of Intangible Assets, Finite-lived		$ 1.2	$ 6.6

Goodwill and Intangible Assets Changes in Goodwill (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Goodwill [Roll Forward]
Goodwill, beginning balance		$ 0	$ 342.7
Goodwill, Period Increase			97.8
Impairments	(384.1)	0	(440.5)	0
Goodwill, ending balance	0		0	342.7
Solar Energy [Member]
Goodwill [Roll Forward]
Goodwill, beginning balance		0	342.7
Goodwill, Purchase Accounting Adjustments			97.8
Impairments	(384.1)	(440.5)	(440.5)	0
Goodwill, ending balance	$ 0		$ 0	$ 342.7

Debt and Capital Lease Obligations (Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Senior Notes	$ 550	$ 550
Senior Notes, Current	0	0
Senior notes	550	550
Loans Payable	196.1	0
Loans Payable, Current	0	0
Loans Payable, Noncurrent	196.1	0
Notes Payable	16	21.4
Notes Payable, Current	3.4	3.7
Notes Payable, Noncurrent	12.6	17.7
Debt and Capital Lease Obligations	762.1	571.4
Long-term Debt and Capital Lease Obligations, Current	3.4	3.7
Long-term Debt and Capital Lease Obligations	758.7	567.7
Capital Lease Obligations, Current	7.5
Noncurrent portion of obligations under capital leases	85.8
Short Term Solar Energy System Financing And Current Portion Of Long Term Solar Energy System Financing And Capital Lease Obligations	97.8	144.2
Long-term solar energy system financing and capital lease obligations, less current portion, including consolidated variable interest entities of $86.8 and $107.2 in 2011 and 2010, respectively	1,508.4	1,211.2
Debt And Capital Lease Obligations Including Solar Energy Systems Financing	2,368.3	1,926.8
Debt And Capital Lease Obligations Including Solar Energy Systems Financing, Current	101.2	147.9
Long Term Debt And Capital Lease Obligations Including Solar Energy Systems Financing	2,267.1	1,778.9
Solar Energy [Member]
Debt Instrument [Line Items]
Solar energy systems, weighted average interest rate of 6.15% and 6.13%, respectively	14.7	77.2
Short-term debt, weighted average interest rate	6.47%	6.23%
Long-term Debt	0	0
Capital Lease Obligations, Current	7.5	13.3
Noncurrent portion of obligations under capital leases	85.8	94.5
Sale Leaseback Transaction, Amount Due under Financing Arrangement	1,107.2	837
Short term financing obligation	14.3	8.4
Finance obligations	1,092.9	828.6
Other System Financing transactions	119.7	27.6
Other system financing transactions, current	0	17.4
Other system financing transactions, noncurrent	119.7	10.2
Long Term Solar Energy Systems Financing And Capital Leases	1,606.2	1,355.4
Short Term Solar Energy System Financing And Current Portion Of Long Term Solar Energy System Financing And Capital Lease Obligations	97.8	144.2
Long-term solar energy system financing and capital lease obligations, less current portion, including consolidated variable interest entities of $86.8 and $107.2 in 2011 and 2010, respectively	1,508.4	1,211.2
Construction and Term Debt [Member] | Solar Energy [Member]
Debt Instrument [Line Items]
Long-term Debt	271.3	305.8
Less current portion - Solar energy systems	61.3	27.9
Long-term Debt, Excluding Current Maturities	210	277.9
SunEdison [Member] | Solar Energy [Member]
Debt Instrument [Line Items]
Capital lease obligations	$ 93.3	$ 107.8

Debt and Capital Lease Obligations (Non-Solar System Narrative) (Details) (USD $)	12 Months Ended			0 Months Ended		0 Months Ended				0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 28, 2012 Second Lien Credit Agreement [Member]	Dec. 31, 2012 Second Lien Credit Agreement [Member]	Mar. 10, 2011 Senior Notes [Member]	Dec. 31, 2012 SunEdisons Subsidiary One [Member]	Dec. 31, 2012 SunEdisons Subsidiary Two [Member]	Sep. 24, 2012 SunEdisons Subsidiary Two [Member]	Mar. 10, 2011 Minimum [Member] Senior Notes [Member]	Mar. 10, 2011 Maximum [Member] Senior Notes [Member]	Sep. 28, 2012 Eurocurrency [Member] Second Lien Credit Agreement [Member]	Sep. 28, 2012 Base Rate [Member] Second Lien Credit Agreement [Member]	Dec. 31, 2012 Debt Instrument, Redemption, Period Three [Member] Second Lien Credit Agreement [Member]	Dec. 31, 2012 Debt Instrument, Redemption, Period Two [Member] Second Lien Credit Agreement [Member]	Dec. 31, 2012 Debt Instrument, Redemption, Period One [Member] Minimum [Member] Second Lien Credit Agreement [Member]	Dec. 31, 2012 EBITDA greater than 850 million [Member] Second Lien Credit Agreement [Member]	Dec. 31, 2012 EBITDA, 600 million to 850 million [Member] Second Lien Credit Agreement [Member]	Dec. 31, 2012 EBITDA, 400 million to 600 million [Member] Second Lien Credit Agreement [Member]	Sep. 30, 2012 EBITDA, 400 million to 600 million [Member] Second Lien Credit Agreement [Member]	Dec. 31, 2012 EBITDA less than 400 million [Member] Second Lien Credit Agreement [Member]
Debt Instrument [Line Items]
Sales Leaseback Transaction, Capacity							$ 120,000,000		$ 52,500,000
Debt Instrument, Face Amount				200,000,000		550,000,000
Debt Instrument, Interest Rate, Stated Percentage						7.75%
Deferred Finance Costs, Gross				10,800,000		13,800,000
Debt Issuance Costs Amortized Period				5		8 years
Debt Instrument Sold At Fixed Percentage Of Principal Amount						100.00%
Number Of Days, Notice To Redeem Note										30 days	60 days
Debt Instrument Redemption Period						12 months
Senior Notes Redemption Price Percent If Change Of Control						101.00%
Notes Payable	16,000,000	21,400,000
Debt Instrument, Discount Rate				2.00%
Proceeds from Issuance of Long-term Debt	196,000,000	550,000,000	0	196,000,000
Debt Instrument, Interest Rate Floor				1.50%
Debt Instrument, Basis Spread on Variable Rate												9.25%	8.25%
Debt Instrument, Interest Rate, Effective Percentage					10.75%
Debt Instrument, Yield Maintenance Payments, Percentage of Prepaid Principal Amount																3.00%
Debt Instrument, Call Premium, Percentage														1.00%	3.00%
Debt Instrument, Covenant Compliance, Consolidated Leverage Ratio After Report Date, Maximum					3
Debt Instrument, Expected Liquidity Covenant, Minimum																	0	200,000,000		300,000,000	400,000,000
Debt Instrument, Covenant Compliance, EBITDA, Maximum																		850,000,000	600,000,000
Debt Instrument, Covenant Compliance, EBITDA, Minimum																					400,000,000
Sale Leaseback Transaction, Amount Due under Financing Arrangement							68,000,000	26,900,000
Sale and Lease Back Available Amount							$ 52,000,000	$ 25,600,000

Debt and Capital Lease Obligations (Redemption Prices) (Details)	Dec. 31, 2012
Debt and Capital Lease Obligations [Abstract]
2014	105.81%
2015	103.88%
2016	101.94%
2017 and thereafter	100.00%

Debt and Capital Lease Obligations (Solar Energy Systems Narrative) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012 Solar Energy [Member]	Dec. 31, 2011 Solar Energy [Member]	Jun. 30, 2012 Solar Energy [Member] Construction Financing Revolver [Member]	Dec. 31, 2012 Solar Energy [Member] Construction Financing Revolver [Member]	Sep. 30, 2012 Solar Energy [Member] Construction Financing Revolver [Member]	Dec. 31, 2011 Solar Energy [Member] Construction Financing Revolver [Member]	Sep. 29, 2011 Solar Energy [Member] Construction Financing Revolver [Member]	Dec. 31, 2012 Solar Energy [Member] Finance Obligations Under Sale Leaseback [Member]	Dec. 31, 2012 Solar Energy [Member] Construction and Term Debt [Member]	Dec. 31, 2011 Solar Energy [Member] Construction and Term Debt [Member]	Dec. 31, 2012 Solar Energy [Member] Non Recourse Loan [Member]	Dec. 31, 2012 Solar Energy [Member] Other System Financing [Member]	Dec. 31, 2012 Solar Energy [Member] Italy Projects [Member]	Dec. 31, 2012 SunEdison [Member] Construction Financing Revolver [Member]	Dec. 31, 2012 SunEdison [Member] Construction and Term Debt [Member]	Dec. 31, 2012 SunEdison [Member] Solar Energy [Member]	Dec. 31, 2011 SunEdison [Member] Solar Energy [Member]	Dec. 31, 2012 SunEdison [Member] Solar Energy [Member] Minimum [Member]	Dec. 31, 2012 SunEdisons Subsidiary One [Member]	Dec. 31, 2012 SunEdisons Subsidiary Two [Member]	Sep. 24, 2012 SunEdisons Subsidiary Two [Member]	Dec. 31, 2012 LIBOR [Member] Solar Energy [Member] Construction Financing Revolver [Member]	Dec. 31, 2012 PRIME [Member] SunEdison [Member] Construction Financing Revolver [Member]
Debt Instrument [Line Items]
Non Recourse Debt	$ 1,562.9
Line of Credit, Term														3 years
Line of Credit Facility, Maximum Borrowing Capacity				150	300		50
Line of Credit Facility, Percent Of Outstanding Balance Required To Post Under Covenant Terms				15.00%
Debt Instrument, Basis Spread on Variable Rate																						3.50%	2.50%
Line of Credit Facility, Unused Capacity, Commitment Fee Percentage														1.10%
Line of Credit Facility, Amount Outstanding				7.4		77.2
Amortization of Financing Costs			3.9
Debt, Maturity														6 months
Long-term Debt	0	0							271.3	305.8
Long-term Debt, Percentage Bearing Variable Interest, Amount															188.7
Debt Instrument, Interest Rate, Stated Percentage Rate Range, Minimum															3.00%
Debt Instrument, Interest Rate, Stated Percentage Rate Range, Maximum															12.00%
Pledged Assets, Other, Not Separately Reported on Statement of Financial Position								1,105.8							80.5
Less current portion - Solar energy systems									61.3	27.9	24.1
Sales Leaseback Transaction, Capacity																			120		52.5
Capital lease obligations																93.3	107.8
Sale Leaseback Transaction Master Lease Agreements Term																25 years		10 years
Sale Leaseback Transaction, Amount Due under Financing Arrangement	1,107.2	837																	68	26.9
Sale and Lease Back Available Amount																			52	25.6
Debt, proceeds collected under sales agreement, current												17.6
Debt, proceeds collected from sales agreement, noncurrent												$ 102.1	$ 39.5

Debt and Capital Lease Obligations (Other Facilities Narrative) (Details) (USD $)	12 Months Ended											0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Corporate Credit Facility [Member]	Sep. 30, 2012 Corporate Credit Facility [Member]	Sep. 28, 2012 Corporate Credit Facility [Member]	Jun. 30, 2012 Corporate Credit Facility [Member]	May 08, 2012 Corporate Credit Facility [Member]	Mar. 31, 2012 Corporate Credit Facility [Member]	Feb. 28, 2012 Corporate Credit Facility [Member]	Dec. 31, 2011 Corporate Credit Facility [Member]	Mar. 22, 2018 Minimum [Member] Corporate Credit Facility [Member]	Dec. 31, 2012 Minimum [Member] Corporate Credit Facility [Member]	May 08, 2012 Minimum [Member] Corporate Credit Facility [Member]	Dec. 31, 2012 Maximum [Member] Corporate Credit Facility [Member]	May 08, 2012 Maximum [Member] Corporate Credit Facility [Member]	Dec. 31, 2012 Eurocurrency [Member] Corporate Credit Facility [Member]	Dec. 31, 2012 Base Rate [Member] Corporate Credit Facility [Member]	Dec. 31, 2012 EBITDA greater than 850 million [Member] Corporate Credit Facility [Member]	Dec. 31, 2012 EBITDA, 600 million to 850 million [Member] Corporate Credit Facility [Member]	Dec. 31, 2012 EBITDA, 400 million to 600 million [Member] Corporate Credit Facility [Member]	Dec. 31, 2012 EBITDA less than 400 million [Member] Corporate Credit Facility [Member]	Dec. 31, 2012 Solar Energy [Member] Construction Financing Revolver [Member]	Sep. 30, 2012 Solar Energy [Member] Construction Financing Revolver [Member]	Dec. 31, 2011 Solar Energy [Member] Construction Financing Revolver [Member]	Sep. 29, 2011 Solar Energy [Member] Construction Financing Revolver [Member]	Dec. 31, 2012 Solar Energy [Member] Other System Financing [Member]
Debt Instrument [Line Items]
Debt, proceeds collected under sales agreement, current																											$ 17,600,000
Line of Credit Facility, Maximum Borrowing Capacity				400,000,000																			150,000,000	300,000,000		50,000,000
Line of Credit, Term												3 years
Debt Instrument, Basis Spread on Variable Rate																	3.75%	2.75%
Line of Credit Facility, Commitment Fee Percentage				0.50%
Letter Of Credit Fees, Effective Rate				2.75%
Debt Instrument, Expected Liquidity Covenant, Minimum					400,000,000		350,000,000		450,000,000	500,000,000									0	300,000,000	400,000,000	500,000,000
Debt Instrument, Covenant Compliance, EBITDA, Maximum																				850,000,000	600,000,000	400,000,000
Ratio of Indebtedness to Net Capital				1.8									1	1	2.5	3
Debt Instrument, Covenant Compliance, EBITDA, Minimum																				600,000,000
Debt Instruments, Cross Default Clause, Minimum Default Indebtedness Amount				35,000,000
Debt Instrument, Covenant Compliance, Amount in Excess of Variable Minimum Liquidity Amount				350,700,000
Line of Credit Facility, Amount Outstanding				0																			7,400,000		77,200,000
Letters of Credit Outstanding, Amount				121,800,000							173,000,000
Short Term Committed Financing Arrangements Maximum Amount	32,300,000
Short Term Committed Financing Arrangements Unavailable Amount Due to Third Party Letters of Credit	13,500,000
Debt Instrument, Amendment for Convertible or Subordinated Undsecured Debt								250,000,000
Deferred Finance Costs, Gross						2,000,000
Line of Credit Facility, Remaining Borrowing Capacity				278,200,000							227,000,000
Interest Costs, Capitalized During Period	$ 19,900,000	$ 18,100,000	$ 5,100,000

Debt and Capital Lease Obligations (Principal Payments on Long-Term Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Debt Instrument [Line Items]
Minimum Lease Payments, Sale Leaseback Transactions	$ 890.2
Maturities of Long-term Debt [Abstract]
Payments on long-term debt, 2012	64.6	[1]
Payments on long-term debt, 2013	30.8	[1]
Payments on long-term debt, 2014	28.6	[1]
Payments on long-term debt, 2015	51	[1]
Payments on long-term debt, 2016	206.7	[1]
Payments on long-term debt, Thereafter	771.2	[1]
Payments on long-term debt, Total	1,152.9	[1]
Solar Energy [Member]
Maturities of Long-term Debt [Abstract]
Other System Financing transactions	119.7		27.6
Solar Energy [Member] | Other System Financing [Member]
Maturities of Long-term Debt [Abstract]
Long-term Debt, Current Maturities	17.6
Long-term Debt, Excluding Current Maturities	$ 102.1

[1]	Included in maturities of long-term debt is $119.7 million of maturities relating to other system financing transactions that represent the contract price for solar energy systems under existing sales contracts that contain certain contractual provisions that preclude sale treatment under real estate accounting rules. We account for these transactions as financings of $17.6 million and $102.1 million that will mature upon the expiration of the contractual provisions that preclude sale treatment in years 2015 and thereafter, respectively. These could become payment obligations in the event we default under the executed sales agreement, and the buyer may execute its contractual option to put (sell) the project back to SunEdison for a full refund of the contract price.

Debt and Capital Lease Obligations (Minimum Lease Payments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Capital Leases, Future Minimum Payments, Present Value of Net Minimum Payments [Abstract]
2013	$ 9.8
2014	6.6
2015	5.3
2016	5.7
2017	5.8
Thereafter	90.9
Total minimum lease payments	124.1
Less amounts representing interest	(30.8)
Present value of minimum lease payments	93.3
Less current portion of obligations under capital leases	(7.5)
Noncurrent portion of obligations under capital leases	85.8
Minimum Lease Payments, Sale Leaseback Transactions	890.2
Minimum Lease Payments, Sale Leaseback Transactions [Abstract]
2013	60.5
2014	48.5
2015	46.4
2016	42.9
2017	$ 40.9

Stockholders' Equity (Narrative) (Details) (USD $)	0 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended					1 Months Ended	12 Months Ended										12 Months Ended						0 Months Ended			0 Months Ended	12 Months Ended							0 Months Ended	12 Months Ended
	Jun. 27, 2012	Aug. 17, 2012	Dec. 31, 2012 votes_per_share	Dec. 31, 2012 votes_per_share	Dec. 31, 2011	Dec. 31, 2010	Aug. 20, 2012	Dec. 31, 2012 Stock Compensation Plan [Member]	Aug. 17, 2012 Stock Options [Member]	Dec. 31, 2012 Stock Options [Member] tranche price	Dec. 31, 2011 Stock Options [Member]	Dec. 31, 2010 Stock Options [Member]	Dec. 31, 2012 Stock Options [Member] Maximum [Member]	Dec. 31, 2012 Stock Options [Member] Three Years Vesting Period [Member]	Dec. 31, 2012 Stock Options [Member] Four Years Vesting Period [Member]	Dec. 31, 2012 Stock Options [Member] Five Years Vesting Period [Member]	Dec. 31, 2012 Restricted Stock Units (RSUs) [Member]	Dec. 31, 2011 Restricted Stock Units (RSUs) [Member]	Dec. 31, 2010 Restricted Stock Units (RSUs) [Member]	Dec. 31, 2012 Restricted Stock Units (RSUs) [Member] Director [Member]	Dec. 31, 2012 Restricted Stock Units (RSUs) [Member] Three Years Vesting Period [Member]	Dec. 31, 2012 Restricted Stock Units (RSUs) [Member] Four Years Vesting Period [Member]	Dec. 31, 2012 Restricted Stock Units (RSUs) [Member] Five Years Vesting Period [Member]	Feb. 01, 2011 SunEdison [Member]	Nov. 20, 2009 SunEdison [Member]	Nov. 20, 2009 SunEdison [Member] Restricted Stock Units Under Special Inducement Grant Plan [Member]	Dec. 31, 2012 SunEdison [Member] Restricted Stock Units Under Special Inducement Grant Plan [Member]	Jan. 31, 2011 SunEdison [Member] Restricted Stock Units Under Special Inducement Grant Plan [Member]	Nov. 20, 2009 SunEdison [Member] Restricted Stock Units Under Special Inducement Grant Plan [Member] Management [Member]	Dec. 31, 2012 SunEdison [Member] Restricted Stock Units Under Special Inducement Grant Plan [Member] Management [Member]	Dec. 31, 2012 SunEdison [Member] Special Inducement Grant Plan, Cliff Vesting Award [Member]	Dec. 31, 2011 SunEdison [Member] Special Inducement Grant Plan, Cliff Vesting Award [Member]	Dec. 31, 2010 SunEdison [Member] Special Inducement Grant Plan, Cliff Vesting Award [Member]	Dec. 31, 2012 SunEdison [Member] Special Inducement Grant Plan, Performance Awards [Member]	Dec. 31, 2011 SunEdison [Member] Special Inducement Grant Plan, Performance Awards [Member]	Dec. 31, 2010 SunEdison [Member] Special Inducement Grant Plan, Performance Awards [Member]	Nov. 20, 2009 Common Stock [Member] SunEdison [Member]	Dec. 31, 2012 Treasury Stock [Member]	Jun. 27, 2012 Subsidiaries [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Options, Forfeitures in Period		6,900,000		6,090,871
Preferred stock, shares authorized			50,000,000	50,000,000	50,000,000
Preferred stock, par value			$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares issued			0	0	0
Preferred Stock, Shares Outstanding			0	0	0
Common stock, par value			$ 0.01	$ 0.01	$ 0.01
Number Of Votes Per Share Of Common Stock			1	1
Dividends, Common Stock, Cash				$ 0
Contingent consideration common stock issued																																					3,800,000
Business Acquisition, Equity Interest Issued or Issuable, Value Assigned																																					45,800,000
Share Price																									$ 12.08
Contingent Consideration Common Stock Issued																								2,100,000
Stock Repurchase Program, Authorized Amount				1,000,000,000
Common stock repurchases (in shares)																																						0
Treasury Stock, Shares, Acquired From Inception																																						9,000,000
Treasury Stock, Value, Acquired, Cost From Inception																																						448,000,000
Shares authorized for future grant under these plans								5,100,000
Stock options vesting period (in years)										one year			10 years	3 years	4 years	5 years				2 years	3 years	4 years	5 years							1 year
Weighted-average grant-date fair value per share of options granted										$ 1.18	$ 5.94	$ 7.04
Total unrecognized compensation cost										36,000,000							18,900,000
Unrecognized compensation cost expected to be recognized over a weighted-average period (in years)										3.4							2
Granted																	1,469,549									1,644,529			584,372
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested, Percentage																											33.00%	34.00%
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Expected To Vest Within Year, Percentage																											33.00%
Stock-based compensation				31,700,000	43,900,000	51,600,000																									0	1,600,000	6,200,000	2,700,000	3,200,000	8,100,000
Weighted-average fair value of restricted stock units per share on the date of grant																	$ 3.06	$ 11.09	$ 14.64
Noncontrolling Interest, Ownership Percentage by Noncontrolling Owners																																							15.00%
Temporary Equity, Accretion to Redemption Value			1,600,000
Proceeds from Issuance of Redeemable Noncontrolling Interest, Net	11,400,000
Payments of Stock Issuance Costs	1,400,000
Share-based Compensation Arrangement by Share-based Payment Award, Shares Issued in Period									2,000,000
Stock Price							$ 2.77
Stock Issued During Period, Value, Share-based Compensation, Net of Forfeitures				200,000
Granted (in shares)				16,119,890						9,400,000
Share-based Compensation Arrangement by Share-based Payment Award, Contractual Term										10 years
Share-based Compensation Arrangement by Share-based Payment Award, Number of Tranches Award Vested										3
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting, Number of Price Hurdles										3
Share-based Compensation Arrangement by Share-based Payment Award, Vesting Requirements, Achievement of Price Hurdles, Period										30 days
Performance Grant Hurdle Price 1				$ 7
Performance Grant Hurdle Price 2				$ 10
Performance Grant Hurdle Price 3				$ 15
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Grant Date Fair Value			$ 11,000,000	$ 11,000,000

Stockholders' Equity (Outstanding Stock Options) (Details) (USD $)	1 Months Ended	12 Months Ended
	Aug. 17, 2012	Dec. 31, 2012 Y
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding [Roll Forward]
Beginning of year (in shares)		17,066,401
Granted (in shares)		16,119,890
Exercised (in shares)		0
Forfeited (in shares)	(6,900,000)	(6,090,871)
Expired (in shares)		(5,684,301)
End of year (in shares)		21,411,119
Options exercisable at year-end		2,940,515
Beginning of year, Weighted Average Exercise Price		$ 19.21
Stock Options Granted, Weighted Average Exercise Price		$ 2.82
Stock Options Exercised, Weighted Average Exercise Price		$ 0
Stock Options Forfeited, Weighted Average Exercise Price		$ 11.59
Stock Options Expired, Weighted Average Exercise Price		$ 30.2
End of year, Weighted Average Exercise Price		$ 6.12
Options exercisable at year-end, Weighted Average Exercise Price		$ 17.5
End of year, Aggregate Intrinsic Value		$ 7.7
Option exercisable at year-end, Aggregate Intrinsic Value		$ 7.5
End of year, Weighted Average Remaining Contractual Life (in years)		8
Options exercisable at year-end, Weighted Average Remaining Contractual Life (in years)		6

Stockholders' Equity (Weighted-Average Assumptions) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stockholders' Equity Note [Abstract]
Risk-free interest rate	0.80%	1.70%	1.80%
Expected stock price volatility	68.10%	65.70%	67.00%
Expected term until exercise (in years)	4	4	4
Expected dividends	0.00%	0.00%	0.00%

Stockholders' Equity (Outstanding Restricted Stock) (Details) (Restricted Stock Units (RSUs) [Member], USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012 Y
Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Aggregate Intrinsic Value	$ 13.7
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested [Roll Forward]
Beginning of year	4,692,159
Granted	1,469,549
Converted	(680,611)
Forfeited	(1,079,329)
End of year	4,401,768
End of year, Weighted Average Remaining Contractual Life (in years)	2

Stockholders' Equity Stockholders' Equity (Stock-Based Compensation Expense Allocation) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Stock-based employee compensation before related tax effects	$ 31.4	$ 43.4	$ 51.2
Cost of Goods Sold [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Stock-based employee compensation before related tax effects	5.9	5.9	5.7
Marketing and Administration [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Stock-based employee compensation before related tax effects	21.7	32.5	40.8
Research and Development [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Stock-based employee compensation before related tax effects	$ 3.8	$ 5	$ 4.7

(Loss) Earnings Per Share (Schedule of Calculation of Basic and Diluted (loss) Earnings Per Share) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share [Abstract]
Net Income (Loss) Attributable to Parent		$ (150.6)	$ (1,536)	$ 34.4
Net (loss) income attributable to common stockholders, Basic		(152.2)	(1,536)	34.4
Net Income (Loss) Available to Common Stockholders, Diluted		(152.2)	(1,536)	34.4
Temporary Equity, Accretion to Redemption Value, Adjustment	(1.6)	(1.6)	0	0
Weighted-average shares outstanding, diluted		230.9	229.9	226.9
Incremental Common Shares Attributable to Share-based Payment Arrangements		0	0	0
Stock Options and RSUs - Diluted				1.2
Common stock related to acquisitions (in shares)		0	0	2.1
Incremental Common Shares Attributable to Contingently Issuable Shares - Basic				$ 0
Total shares, Basic		230.9	229.9	226.9
Total shares, Diluted		230.9	229.9	230.2
(Loss) earnings per share, Basic		$ (0.66)	$ (6.68)	$ 0.15
(Loss) earnings per share, Diluted		$ (0.66)	$ (6.68)	$ 0.15

(Loss) Earnings Per Share (Narrative) (Details) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount	0

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Extraordinary Items, Noncontrolling Interest [Abstract]
U.S.	$ (261.1)	$ (780.6)	$ (157.8)
Foreign	179.6	(603.5)	145.3
Loss before income tax expense (benefit) and equity in (loss) earnings of joint ventures	(81.5)	(1,384.1)	(12.5)
Components of Income Tax Expense (Benefit), Continuing Operations [Abstract]
Current Federal Tax Expense (Benefit)	38.9	6.7	(46.6)
Deferred Federal Income Tax Expense (Benefit)	(0.2)	37.2	(29.6)
Federal Income Tax Expense (Benefit), Continuing Operations	38.7	43.9	(76.2)
Current State and Local Tax Expense (Benefit)	(14)	4.6	(3.8)
Deferred State and Local Income Tax Expense (Benefit)	0.7	4.7	(2.3)
State and Local Income Tax Expense (Benefit), Continuing Operations	(13.3)	9.3	(6.1)
Current Foreign Tax Expense (Benefit)	47.5	15.9	44.2
Deferred Foreign Income Tax Expense (Benefit)	(8)	4	(15.2)
Foreign Income Tax Expense (Benefit), Continuing Operations	39.5	19.9	29
Current Income Tax Expense (Benefit)	72.4	27.2	(6.2)
Deferred Income Tax Expense (Benefit)	(7.5)	45.9	(47.1)
Income Tax Expense (Benefit), Continuing Operations	64.9	73.1	(53.3)
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
Income tax at federal statutory rate	(35.00%)	(35.00%)	(35.00%)
Effect of foreign operations	(71.60%)	19.30%	(47.40%)
Foreign incentives	(5.70%)	(1.10%)	(121.60%)
Foreign repatriation	(2.10%)	0.40%	(91.70%)
State income taxes, net of U.S. Federal benefit	(16.60%)	0.70%	(26.80%)
Tax authority positions, net	3.80%	1.20%	(97.00%)
Valuation allowance	183.20%	15.10%	0.00%
Other, net	23.60%	4.70%	(6.90%)
Effective tax expense (benefit) rate	79.60%	5.30%	(426.40%)
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Beginning of year	46.2	30.4
Additions based on tax positions related to the current year	7.8	15.9
Reductions for tax positions of prior years	(3.1)	(0.1)
End of year	50.9	46.2	30.4
Deferred tax assets:
Inventories	14.9	17.1
Restructuring liabilities	31.2	42.5
Expense accruals	52	53.1
Solar energy systems	461.9	366.7
Deferred tax assets, deferred revenue	66.3	4.4
Property, plant and equipment	35.7	54.1
Pension, medical and other employee benefits	12.2	27.2
Foreign repatriation	3.4	3.4
Net operating loss carryforwards	132.3	91.5
Foreign tax credits	70.8	28.8
Other	75.6	38.4
Total deferred tax assets	956.3	727.2
Valuation allowance	(510.5)	(415.7)
Net deferred tax assets	445.8	311.5
Deferred tax liabilities:
Solar energy systems	(286.7)	(191.2)
Other	(74.2)	(12.4)
Total deferred tax liabilities	(360.9)	(203.6)
Deferred Tax Assets, Net, Classification [Abstract]
Current deferred tax assets, net (recorded in prepaids and other current assets)	90.8	63.1
Non-current deferred tax assets, net	(5.9)	44.8
Net deferred tax assets	$ 84.9	$ 107.9

Income Taxes (Narrative) (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended	11 Months Ended	12 Months Ended				12 Months Ended						3 Months Ended
	Dec. 31, 2011	Dec. 07, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2011	Dec. 31, 2012 Foreign Subsidiaries [Member]	Dec. 31, 2011 Foreign Subsidiaries [Member]	Dec. 31, 2010 Foreign Subsidiaries [Member]	Dec. 31, 2012 Foreign Subsidiaries [Member] Minimum [Member]	Dec. 31, 2012 Foreign Subsidiaries [Member] Maximum [Member]	Dec. 31, 2012 Solar Energy [Member]	Jun. 30, 2011 Domestic Country [Member]
Income Taxes [Line Items]
Effective Income Tax Rate Reconciliation, at Federal Statutory Income Tax Rate			35.00%	35.00%	35.00%
Concessionary Tax Rate On Qualifying Income										0.00%	5.00%
Concessionary Tax Rate On Qualifying Income, Period										5 years	10 years
Income Tax Expense (Benefit)			$ (64.9)	$ (73.1)	$ 53.3		$ 4.6	$ 15.7	$ 15
Income Tax Examination, Increase (Decrease) in Liability from Prior Year						29.9
Income Tax Examination, Liability Recorded						31.6
Income Tax Examination, Penalties and Interest Accrued						5
Income Tax Examination, Federal Benefit						2.3
Reductions related to settlements with taxing authorities													51
Income Tax Examination, Liability (Refund) Adjustment from Settlement with Taxing Authority						15.5
Income Tax Benefit, Undistributed Foreign Earnings	0	(13.4)			2.4
Increase (Decrease) In Income Tax Benefit, Undistributed Foreign Earnings				11.3
Undistributed Earnings of Foreign Subsidiaries	1,031.6		382.7	1,031.6
Unrecognized Tax Benefits Subject To Audit	48.3		53.2	48.3
Unrecognized Tax Benefits, Increases Resulting from Cost Allocations And Taxable Income Adjustments, Foreign Operations			4.7
Unrecognized Tax Benefits, Income Tax Penalties and Interest Expense			0.2	0.4
Unrecognized Tax Benefits, Income Tax Penalties and Interest Accrued	2.1		2.3	2.1
Solar energy systems	366.7		461.9	366.7								461.9
Deferred Tax Assets (Liabilities), Net	107.9		84.9	107.9
Increase Decrease In Deferred Tax Assets Net			23
Valuation Allowance, Deferred Tax Asset, Change in Amount			94.8
Deferred Tax Assets, Valuation Allowance	415.7		510.5	415.7
Deferred Tax Assets, Operating Loss Carryforwards, Foreign			$ 6.9

Employee Related Liabilities (Net Periodic Benefit Cost) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension Plans [Member]
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	$ 1.1	$ 2.9	$ 2.9
Interest cost	7.8	9.4	9.6
Expected return on plan assets	(13.8)	(15.4)	(14.3)
Amortization of prior service cost	0	0	0
Net actuarial loss (gain)	4.1	7.9	8.5
Settlement and curtailment charges	6.7	0	0
Net periodic benefit cost (income)	5.9	4.8	6.7
Defined Benefit Plan, Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost [Abstract]
Discount rate	3.65%	4.58%	5.18%
Expected return on plan assets	8.34%	8.36%	8.38%
Rate of compensation increase	3.62%	3.63%	3.73%
Health Care and Other Plans [Member]
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	0	0	0
Interest cost	0.8	1.1	1.4
Expected return on plan assets	0	0	0
Amortization of prior service cost	(0.7)	(0.5)	(0.5)
Net actuarial loss (gain)	(0.5)	(1.5)	(1.6)
Settlement and curtailment charges	0	0	0
Net periodic benefit cost (income)	$ (0.4)	$ (0.9)	$ (0.7)
Defined Benefit Plan, Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost [Abstract]
Discount rate	3.93%	5.09%	5.65%
Rate of compensation increase	3.75%	3.75%	3.75%
Current medical cost trend rate	8.00%	8.00%	8.00%
Ultimate medical cost trend rate	5.00%	5.00%	5.75%
Year the rate reaches ultimate trend rate	2018	2017	2016

Employee Related Liabilities (Summary Of Change In Benefit Obligation, Plan Assets, And Funded Status) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Change in plan assets:
Fair value of plan assets at end of year	$ 168.5	$ 171.6
Amounts recognized in statement of financial position:
Pension and post-employment liabilities, noncurrent	(52.7)	(69.4)
Pension and Other Postretirement Benefit Plans, Accumulated Other Comprehensive Income (Loss), before Tax [Abstract]
Net amount recognized	10.5	(10.5)	(2.5)
Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Settlements, Plan Assets	(18.5)	0
Change in benefit obligation:
Benefit obligation at beginning of year	227.2	213.3
Service cost	1.1	2.9	2.9
Interest cost	7.8	9.4	9.6
Plan participants’ contributions	0	0
Plan amendments	0	0
Actuarial loss (gain)	17.8	19
Gross benefits paid	(8.7)	(14.9)
Settlements and curtailments	(21)	(2.1)
Currency exchange (gain) loss	(0.7)	(0.4)
Benefit obligation at end of year	223.5	227.2	213.3
Change in plan assets:
Fair value of plan assets at beginning of year	176	192.2
Actual (loss) gain on plan assets	22.3	(2.4)
Employer contributions	0.6	1.5
Plan participants’ contributions	0	0
Gross benefits paid	(8.7)	(14.9)
Currency exchange (loss) gain	0.1	(0.4)
Fair value of plan assets at end of year	171.8	176	192.2
Net amount recognized	(51.7)	(51.2)
Amounts recognized in statement of financial position:
Other assets, noncurrent	0	0
Accrued liabilities, current	(0.6)	(0.7)
Pension and post-employment liabilities, noncurrent	(51.1)	(50.5)
Net amount recognized	(51.7)	(51.2)
Pension and Other Postretirement Benefit Plans, Accumulated Other Comprehensive Income (Loss), before Tax [Abstract]
Net actuarial loss (gain)	86.8	88.2
Prior service (credit) cost	0	0
Net amount recognized	86.8	88.2
Pension and Other Postretirement Benefit Plans, Amounts that Will be Amortized from Accumulated Other Comprehensive Income (Loss) in Next Fiscal Year [Abstract]
Actuarial loss (gain)	2.6
Prior service (credit) cost	0
Pension and Other Postretirement Benefit Plans, Amounts that Will be Amortized from Accumulated Other Comprehensive Income (Loss) in Next Fiscal Year	2.6
Defined Benefit Plan, Weighted Average Assumptions Used in Calculating Benefit Obligation [Abstract]
Discount rate	3.14%	3.65%
Rate of compensation increase	0.00%	3.62%
Health Care and Other Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Settlements, Plan Assets	0	0
Change in benefit obligation:
Benefit obligation at beginning of year	20.1	23
Service cost	0	0	0
Interest cost	0.8	1.1	1.4
Plan participants’ contributions	0.5	0.8
Plan amendments	0	(3.9)
Actuarial loss (gain)	2.3	1.1
Gross benefits paid	(2.2)	(2)
Settlements and curtailments	0	0
Currency exchange (gain) loss	0	0
Benefit obligation at end of year	21.5	20.1	23
Change in plan assets:
Fair value of plan assets at beginning of year	0	0
Actual (loss) gain on plan assets	0	0
Employer contributions	1.7	1.2
Plan participants’ contributions	0.5	0.8
Gross benefits paid	(2.2)	(2)
Currency exchange (loss) gain	0	0
Fair value of plan assets at end of year	0	0	0
Net amount recognized	(21.5)	(20.1)
Amounts recognized in statement of financial position:
Other assets, noncurrent	0	0
Accrued liabilities, current	(1.4)	(1.2)
Pension and post-employment liabilities, noncurrent	(20.1)	(18.9)
Net amount recognized	(21.5)	(20.1)
Pension and Other Postretirement Benefit Plans, Accumulated Other Comprehensive Income (Loss), before Tax [Abstract]
Net actuarial loss (gain)	(0.3)	(3.1)
Prior service (credit) cost	(12.1)	(12.8)
Net amount recognized	(12.4)	(15.9)
Pension and Other Postretirement Benefit Plans, Amounts that Will be Amortized from Accumulated Other Comprehensive Income (Loss) in Next Fiscal Year [Abstract]
Actuarial loss (gain)	0
Prior service (credit) cost	(0.7)
Pension and Other Postretirement Benefit Plans, Amounts that Will be Amortized from Accumulated Other Comprehensive Income (Loss) in Next Fiscal Year	$ (0.7)
Defined Benefit Plan, Weighted Average Assumptions Used in Calculating Benefit Obligation [Abstract]
Discount rate	3.37%	3.95%
Rate of compensation increase	3.75%	3.75%

Employee Related Liabilities (Pension Benefit Plan Assets) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
2011 Target Allocation, Cash	0.00%
Actual Allocation	100.00%	100.00%
Fair Value	$ 168.5	$ 171.6
2011 Target Allocation, Equity Securities	60.00%
2011 Target Allocation, Fixed Income Securities	40.00%
2011 Target Allocation, Total	100.00%
Cash [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Actual Allocation	32.00%	15.00%
Fair Value	53.7	24.8
Equity Securities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Actual Allocation	55.00%	61.00%
Fair Value	92.9	105.2
US Large Cap [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Fair Value	38.5	50.9
Mid Cap [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Fair Value	11.1	11.9
Small Cap [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Fair Value	11	11.3
International [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Fair Value	22	21.3
Emerging Markets [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Fair Value	10.3	9.8
Fixed Income Securities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Actual Allocation	13.00%	24.00%
Fair Value	21.9	41.6
Investment Grade Bonds [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Fair Value	8.3	15.8
Corporate Bond Securities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Fair Value	$ 13.6	$ 25.8

Employee Related Liabilities (Projected Benefit Obligation And Future Benefits Payable) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Pension Plans [Member]
Defined Benefit Plan, Estimated Future Benefit Payments [Abstract]
2012	$ 18.4
2013	12.2
2014	12
2015	12.5
2016	12.3
2017-2021	61.4
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets [Abstract]
Projected benefit obligation, end of year	223.5	227.2
Accumulated benefit obligation, end of year	212.5	216.2
Fair value of plan assets, end of year	171.8	176
Health Care and Other Plans [Member]
Defined Benefit Plan, Estimated Future Benefit Payments [Abstract]
2012	1.4
2013	1.6
2014	1.5
2015	1.4
2016	1.4
2017-2021	$ 6.5

Employee Related Liabilities (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended													12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2012 Pension Plans [Member]	Dec. 31, 2011 Pension Plans [Member]	Dec. 31, 2010 Pension Plans [Member]	Jan. 02, 2002 Pension Plans [Member] employee	Dec. 31, 2012 Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2011 Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2010 Other Postretirement Benefit Plans, Defined Benefit [Member]	Jan. 02, 2002 Postretirement Medical Benefits Plan [Member] employee	Dec. 31, 2012 United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2012 End Of Service Entitlement, Japan And Italy [Member]	Dec. 31, 2011 End Of Service Entitlement, Japan And Italy [Member]	Dec. 31, 2012 Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Number Of New Participants To Be Added To Plan									0				0
Defined Benefit Plan, Expected Return on Plan Assets, Percent														8.50%	8.50%
Defined Benefit Plan, Actual Return on Plan Assets, Percent														12.80%	(1.30%)
Pension Contributions	$ 0.6	$ 1.5
Other Postretirement Benefits Payments	1.7	1.2
Defined Benefit Plan, Assets for Plan Benefits, Noncurrent				(19.5)	(19.1)	0	0			0	0
Defined Benefit Plan, Accumulated Benefit Obligation				187.9
Defined Benefit Plan, Fair Value of Plan Assets	168.5	171.6		168.4		171.8	176	192.2		0	0	0						53.7
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year						0				1.4
Defined Contribution Plan, Cost Recognized	9.1	9.4	6.1
Deferred Compensation Arrangement with Individual, Recorded Liability																$ 21.6	$ 20.9

Variable Interest Entities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Variable Interest Entity [Line Items]
Current assets	$ 10.3	$ 3.6
Noncurrent assets	56.2	62.7
Total assets	66.5	66.3
Current liabilities	(8.5)	(10.9)
Noncurrent liabilities	(69.6)	(57.4)
Total liabilities	$ (78.1)	$ (68.3)
Variable Interest Entity, Primary Beneficiary [Member]
Variable Interest Entity [Line Items]
Variable Interest Entity, Number Of Entities	5	3
Consolidated Entities [Member]
Variable Interest Entity [Line Items]
Number Of Entities Sold	1

Revenue and Profit Deferrals (Schedule of Deferred Revenue and Profit) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred Revenue Arrangement [Line Items]
Deferred revenue for solar energy systems	$ 113.1	$ 41.4
Total deferred revenue	288.3	250.7
Solar Energy [Member]
Deferred Revenue Arrangement [Line Items]
Deferred revenue for solar energy systems	113.1	41.4
Profit deferrals on solar energy system sales	126.4	138
Deferred subsidy revenue	19.6	19.4
Total deferred revenue	259.1	198.8
Semiconductor and Solar Materials [Member]
Deferred Revenue Arrangement [Line Items]
Short-term deferred revenue	0	0.7
Long-term deferred revenue	29.2	51.2
Total deferred revenue	$ 29.2	$ 51.9

Revenue and Profit Deferrals (Narrative) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended			3 Months Ended			12 Months Ended			3 Months Ended	12 Months Ended		12 Months Ended		0 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Solar Wafer Supply Agreement [Member]	Sep. 30, 2011 Solar Wafer Supply Agreement [Member]	Jun. 30, 2011 Solar Wafer Supply Agreement [Member]	Dec. 31, 2012 Solar Wafer Supply Agreement [Member]	Mar. 31, 2012 Solar Wafer Supply Agreement [Member]	Dec. 31, 2011 Solar Wafer Supply Agreement [Member]	Jun. 30, 2011 Suntech Warrant [Member]	Dec. 31, 2012 Solar Energy [Member]	Dec. 31, 2011 Solar Energy [Member]	Dec. 31, 2012 Solar Energy [Member] Minimum [Member]	Dec. 31, 2012 Solar Energy [Member] Maximum [Member]	Sep. 25, 2012 Solar Wafer Supply Agreement [Member]	Sep. 30, 2012 Solar Wafer Supply Agreement [Member]
Deferred Revenue Arrangement [Line Items]
Recognition of Deferred Revenue																$ 37.1
Contract Period Terms								10 years
System Production Guarantee Term												2 years
Contract resolution, cash deposit							53
Contract Receivable, Due One Year or Less							67
Deferred revenue prior to the resolution of long-term solar wafer supply											56.4
Deferred Revenue	288.3	288.3	250.7		175.7			175.7	0.7	176.4		259.1	198.8
Deferred Revenue, Additions												1
Deferred revenue recognized	54.4	(73.8)	(67.9)	(13.1)	(6.9)	(19.4)	(149.4)					0.9
System Service Contract Term														0 years	20 years
Payments for Other Deposits																21.3
Proceeds from Other Deposits																21.2
Receivables, Long-term Contracts or Programs																	5.5
Contract Termination, Option to Receive Cash																	$ 3

Fair Value Measurements (Financial Instruments Measured at Fair Value on Recurring Basis) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Currency Forward Contracts [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	$ (6.6)
Liabilities, Fair Value Disclosure		1.2
Fair Value Measurements, Recurring [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets Liabilities Fair Value Disclosure	(22.9)	(78.6)
Fair Value Measurements, Recurring [Member] | Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets Liabilities Fair Value Disclosure	(6.6)	1.2
Fair Value Measurements, Recurring [Member] | Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets Liabilities Fair Value Disclosure	8.4	10.6
Fair Value Measurements, Recurring [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets Liabilities Fair Value Disclosure	(24.7)	(90.4)
Fair Value Measurements, Recurring [Member] | Interest Rate Swaps and Option Thereon [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities, Fair Value Disclosure	(5)	(5.6)
Fair Value Measurements, Recurring [Member] | Interest Rate Swaps and Option Thereon [Member] | Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities, Fair Value Disclosure	0	0
Fair Value Measurements, Recurring [Member] | Interest Rate Swaps and Option Thereon [Member] | Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities, Fair Value Disclosure	(5)	(5.6)
Fair Value Measurements, Recurring [Member] | Interest Rate Swaps and Option Thereon [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities, Fair Value Disclosure	0	0
Fair Value Measurements, Recurring [Member] | Currency Forward Contracts [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	(6.6)
Liabilities, Fair Value Disclosure		1.2
Fair Value Measurements, Recurring [Member] | Currency Forward Contracts [Member] | Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	(6.6)
Liabilities, Fair Value Disclosure		1.2
Fair Value Measurements, Recurring [Member] | Currency Forward Contracts [Member] | Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	0
Liabilities, Fair Value Disclosure		0
Fair Value Measurements, Recurring [Member] | Currency Forward Contracts [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	0
Liabilities, Fair Value Disclosure		0
Fair Value Measurements, Recurring [Member] | Contingent Consideration Related to Acquisitions [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities, Fair Value Disclosure	(24.9)	(90.8)
Fair Value Measurements, Recurring [Member] | Contingent Consideration Related to Acquisitions [Member] | Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities, Fair Value Disclosure	0	0
Fair Value Measurements, Recurring [Member] | Contingent Consideration Related to Acquisitions [Member] | Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities, Fair Value Disclosure	0	0
Fair Value Measurements, Recurring [Member] | Contingent Consideration Related to Acquisitions [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities, Fair Value Disclosure	(24.9)	(90.8)
Fair Value Measurements, Recurring [Member] | Available for Sale Investments [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	13.4	16.2
Fair Value Measurements, Recurring [Member] | Available for Sale Investments [Member] | Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	0	0
Fair Value Measurements, Recurring [Member] | Available for Sale Investments [Member] | Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	13.4	16.2
Fair Value Measurements, Recurring [Member] | Available for Sale Investments [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	0	0
Fair Value Measurements, Recurring [Member] | Suntech Warrant [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	0.2	0.4
Fair Value Measurements, Recurring [Member] | Suntech Warrant [Member] | Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	0	0
Fair Value Measurements, Recurring [Member] | Suntech Warrant [Member] | Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	0	0
Fair Value Measurements, Recurring [Member] | Suntech Warrant [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value Disclosure	$ 0.2	$ 0.4

Fair Value Measurements (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011 SunEdison [Member]	Feb. 01, 2011 SunEdison [Member]	Dec. 31, 2012 Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2011 Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2012 Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2012 Suntech Warrant [Member]	Dec. 31, 2012 Gintech [Member] Maximum [Member]	Dec. 31, 2012 Forward Contracts [Member]	Dec. 31, 2011 Forward Contracts [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Investment Owned, Percent of Common Stock										10.00%
Derivative Asset, Notional Amount									$ 205.8
Assets, Fair Value Disclosure											6.6
Liabilities, Fair Value Disclosure												1.2
Business acquisition, contingent consideration	24.9
Contingent Consideration Common Stock Issued				2.1
Fair Value, Level 1 to level 2 Transfers, Amount	0
Fair Value, Level 2 to level 1 Transfers, Amount		0	80.2
Debt Instrument, Fair Value Disclosure					$ 2,368.3	$ 1,926.8	$ 1,736.2	$ 1,333.6

Fair Value Measurements (Changes in Level 3 Assets and Liabilities Measured at Fair Value on Recurring Basis) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Fair Value Assets And Liabilities Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Beginning Balance	$ (15.2)		$ (19.4)
Total unrealized gains (losses) included in earnings			16.8	[1]
Total unrealized gains included in other comprehensive income, net			(87.8)
Acquisitions, purchases, sales, redemptions, maturities and payments			(90.4)
Acquisitions, purchases, sales, redemptions, maturities and payments	80.9
Ending Balance	(24.7)		(15.2)
Amount of total losses included in earnings attributable to the change in unrealized losses relating to assets and liabilities still held	(15.2)		16.8
Contingent Consideration Related to Acquisitions [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Beginning Balance	(90.8)		(26.2)
Total unrealized gains (losses) included in earnings	(15)	[1]	23.2	[1]
Acquisitions, purchases, sales, redemptions, maturities and payments	80.9		(87.8)
Ending Balance	(24.9)		(90.8)
Amount of total losses included in earnings attributable to the change in unrealized losses relating to assets and liabilities still held	(15)		23.2
Other Derivatives [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Beginning Balance	0
Beginning Balance			1.6
Total unrealized gains (losses) included in earnings			(1.6)	[1]
Acquisitions, purchases, sales, redemptions, maturities and payments	0		0
Ending Balance			0
Ending Balance	0
Amount of total losses included in earnings attributable to the change in unrealized losses relating to assets and liabilities still held	0		(1.6)
Suntech Warrant [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Beginning Balance	0.4		5.2
Total unrealized gains (losses) included in earnings	(0.2)	[1]	(4.8)	[1]
Acquisitions, purchases, sales, redemptions, maturities and payments	0		0
Ending Balance	0.2		0.4
Amount of total losses included in earnings attributable to the change in unrealized losses relating to assets and liabilities still held	$ (0.2)		$ (4.8)

[1]	Amounts included in earnings are recorded to non-operating expense (income) in the consolidated statement of operations, except for the amounts for contingent consideration related to acquisitions, for which changes to the fair value were recorded to marketing and administration in the consolidated statement of operations for fair market value adjustments and to interest expense for accretion.

Commitments and Contingencies (Details) In Millions, unless otherwise specified	12 Months Ended				0 Months Ended		3 Months Ended			12 Months Ended		12 Months Ended				12 Months Ended			3 Months Ended	6 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 Contract Termination [Member] USD ($)	Sep. 04, 2012 Purchase Obligation Termination [Member] USD ($) quarter claim	Sep. 04, 2012 Purchase Obligation Termination [Member] EUR (€)	Dec. 31, 2012 Purchase Obligation Termination [Member] EUR (€)	Sep. 30, 2012 Purchase Obligation Termination [Member] EUR (€)	Dec. 31, 2012 Purchase Obligation Termination [Member] USD ($)	Dec. 31, 2012 Solaicx [Member] USD ($) amount	Jun. 30, 2011 Solaicx [Member] USD ($)	Dec. 31, 2012 Solaicx [Member] Maximum [Member] USD ($)	Dec. 31, 2012 Solaicx [Member] Minimum [Member] USD ($)	Dec. 31, 2012 SunEdison [Member] USD ($) entity	Feb. 01, 2011 SunEdison [Member]	Dec. 31, 2012 Inventories [Member] USD ($)	Dec. 31, 2011 Inventories [Member] USD ($)	Dec. 31, 2010 Inventories [Member] USD ($)	Sep. 30, 2011 Other Income [Member] USD ($)	Dec. 31, 2011 Other Income [Member] USD ($)	Dec. 31, 2012 Subsequent Event [Member] SunEdison [Member] USD ($)	Jul. 06, 2012 Subsequent Event [Member] SunEdison [Member] USD ($)
Loss Contingencies [Line Items]
Contingent Consideration Paid In Cash																					$ 13.6	$ 66.4
Business acquisition, contingent consideration	24.9										(26)
Business Acquisition, Contingent Consideration, at Fair Value, Current	23.1	71.6									26
Business Acquisition, Contingent Consideration, at Fair Value, Noncurrent	1.8
Contingent consideration paid in cash											75.7
Contingent Consideration Common Stock Issued															2.1
Amount payable based on achieving revenues												71.8	60
Number Of Target Revenue Amounts										2
Additional payment combination of cash and common stock										27.6
Business Combination, Contingent Consideration Arrangements, Change in Range of Outcomes, Contingent Consideration, Liability, Value, High	12.8	26.3
Number of Businesses Acquired														3
Business Combination, Contingent Consideration Arrangements, Range of Outcomes, Value, High	67.1										71.8			39.5
Operating Leases, Rent Expense, Net	23.6	17.6	10.5
Operating Leases, Future Minimum Payments Due [Abstract]
Total	96.3
2012	25.3
2013	22.2
2014	19.8
2015	13.3
2016	7.3
Thereafter	8.4
Operating Leases, Future Minimum Payments Due, Noncancellable	90.1
Cost of Goods Sold	2,194.3	2,420.6	1,902.1													5.5	37.4	5.7
Restructuring Reserve				134.5
Restructuring Reserve, Current									69.4
Restructuring Reserve, Noncurrent									65.1
Loss Contingency, Range of Possible Loss, Maximum									225
Loss Contingency, Claims Settled, Number					2	2
Litigation Settlement, Gross						70
Payments for Legal Settlements							15	10
Litigation Settlement, Payment Installment Period, Number of Quarters					3	3
Increase (Decrease) in Other Noncurrent Assets					(10.2)
Gain on Receipt of Property Plant and Equipment	31.7	0	0
Refundable deposits	0.3	0.3
Sale Lease Back Transaction Additional Payments Under The Terms Of Lease Agreements For Indemnification	18.4
Guaranteed the uptime availability of the system over the term of the arrangement, years														20 years
Marketing and administration	306.2	352.8	267
Foreign Currency Cash Flow Hedge Gain (Loss) Reclassified to Earnings, Net																				14.2
Gain (Loss) on Foreign Currency Derivatives Recorded in Earnings, Net																			$ (6.6)

Reportable Segments (Narrative) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended			3 Months Ended		12 Months Ended			3 Months Ended	12 Months Ended					3 Months Ended			12 Months Ended			3 Months Ended	12 Months Ended	3 Months Ended		12 Months Ended		0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Semiconductor Materials [Member]	Dec. 31, 2011 Solar Energy [Member]	Dec. 31, 2012 Solar Energy [Member]	Dec. 31, 2011 Solar Energy [Member]	Dec. 31, 2010 Solar Energy [Member]	Dec. 31, 2011 Corporate and Other [Member]	Dec. 31, 2012 Corporate and Other [Member]	Dec. 31, 2012 Inventories [Member]	Dec. 31, 2011 Inventories [Member]	Dec. 31, 2010 Inventories [Member]	Dec. 31, 2011 Kuching Solar Wafering Plant [Member] Solar Energy [Member]	Dec. 31, 2012 Solar Wafer Supply Agreement [Member]	Sep. 30, 2011 Solar Wafer Supply Agreement [Member]	Jun. 30, 2011 Solar Wafer Supply Agreement [Member]	Dec. 31, 2012 Solar Wafer Supply Agreement [Member]	Mar. 31, 2012 Solar Wafer Supply Agreement [Member]	Dec. 31, 2011 Solar Wafer Supply Agreement [Member]	Jun. 30, 2011 Hurricane [Member]	Dec. 31, 2012 Hurricane [Member]	Jun. 30, 2011 Hurricane [Member] Semiconductor Materials [Member]	Jun. 30, 2011 Hurricane [Member] Solar Energy [Member]	Dec. 31, 2012 Earthquake [Member] Semiconductor Materials [Member]	Dec. 31, 2011 Earthquake [Member] Semiconductor Materials [Member]	Sep. 04, 2012 2011 Global Plan [Member] Purchase Obligation Termination [Member]
Segment Reporting Information [Line Items]
Charges related to low volumes at solar wafering plant																$ 0											$ 27.2
Inventory Write-down		96.7	3.4	107		14.2	82.5				0																15.8	0
Deferred Revenue	288.3	250.7	288.3	250.7			198.8	259.1	198.8								175.7			175.7	0.7	176.4
Restructuring Reserve, Accrual Adjustment																													(69.2)
Gain on Receipt of Property Plant and Equipment			31.7	0	0
Deferred revenue recognized	54.4		(73.8)	(67.9)	(13.1)			0.9									(6.9)	(19.4)	(149.4)
Cost of Goods Sold			2,194.3	2,420.6	1,902.1								5.5	37.4	5.7
Goodwill impairment charges		384.1	0	440.5	0	0	384.1	440.5	440.5	0	0
Goodwill		0		0	342.7		0		0	342.7
Net insurance proceeds from our business interruption lost profits claim related to the disruption			4	4	11.9																		11.9	0	8	3.9	4	4
Legal expenses												$ 8.6

Reportable Segments (Schedule of Reportable Segments) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Segment Reporting Information [Line Items]
United States	$ 735.3		$ 447.5		$ 242.8
Foreign	1,794.6		2,268		1,996.4
Total	2,529.9		2,715.5		2,239.2
Operating (loss) income	57.2		(1,300.5)		21.1
Interest expense	135.3		77.2		29
Depreciation and amortization	246.9		227.1		164.8
Capital expenditures	485.9		1,050.6		632.1
Construction of solar energy systems	346.9		598.1		280.1
Revenues	1,794.6		2,268		1,996.4
Long-Lived Assets	2,673		2,393.1
Semiconductor Materials [Member]
Segment Reporting Information [Line Items]
Total	917.5		1,023.1		992.6
Operating (loss) income	(5)		(31.1)		68.2
Interest expense	(1.2)		(1.6)		3.2
Depreciation and amortization	121.6		124.2		108.8
Capital expenditures	75.1		144.6		150.4
Solar Energy [Member]
Segment Reporting Information [Line Items]
Total	1,612.4		1,692.4		1,246.6
Operating (loss) income	162.2		(1,144)		76.2
Interest expense	76.5		35.5		25.8
Depreciation and amortization	119.3		102.9		56
Capital expenditures	401.9	[1]	901.4	[1]	479.6	[1]
Construction of solar energy systems	346.9		598.1		280.1
Corporate and Other [Member]
Segment Reporting Information [Line Items]
Depreciation and amortization	6		0		0
Capital expenditures	8.9		4.6		2.1
Corporate and Other [Member]
Segment Reporting Information [Line Items]
Operating (loss) income	(100)		(125.4)		(123.3)
Interest expense	60		43.3		0
UNITED STATES
Segment Reporting Information [Line Items]
Long-Lived Assets	1,510		975.2
CHINA
Segment Reporting Information [Line Items]
Revenues	82.8		598.8		415.8
JAPAN
Segment Reporting Information [Line Items]
Long-Lived Assets	120.9		165.3
KOREA
Segment Reporting Information [Line Items]
Revenues	198.8		237.1		176.9
TAIWAN
Segment Reporting Information [Line Items]
Revenues	408.4		530		549.4
Long-Lived Assets	231.7		255.4
ITALY
Segment Reporting Information [Line Items]
Revenues	234.2		375.6		385.3
Long-Lived Assets	215.9		427.5
CANADA
Segment Reporting Information [Line Items]
Revenues	248.6		104.9		4.4
SPAIN
Segment Reporting Information [Line Items]
Revenues	175.8		42.3		2
Other Foreign Countries [Member]
Segment Reporting Information [Line Items]
Revenues	446		379.3		462.6
Long-Lived Assets	$ 594.5		$ 569.7

[1]	Consists primarily of construction of solar energy systems of $346.9 million, $598.1 million and $280.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Condensed Consolidating Financial Information (Schedule of Condensed Consolidating Statement of Operations) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net sales		$ 2,529.9	$ 2,715.5	$ 2,239.2
Cost of goods sold		2,194.3	2,420.6	1,902.1
Gross profit		335.6	294.9	337.1
Marketing and administration		306.2	352.8	267
Research and development		71.8	87.5	55.6
Goodwill, Impairment Loss	384.1	0	440.5	0
Goodwill impairment charges		(31.7)	0	0
Restructuring (Reversals) Charges	339.5	(83.5)	350.7	5.3
Tangible Asset Impairment Charges		19.6	367.9	0
Insurance recovery		(4)	(4)	(11.9)
Operating income (loss)		57.2	(1,300.5)	21.1
Interest expense		135.3	77.2	29
Interest income		(3.6)	(4.5)	(5.5)
Decline (increase) in fair value of warrant		0.2	4.8	14
Other, net		6.8	6.1	(3.9)
Total non-operating expense		138.7	83.6	33.6
(Loss) income before income taxes, investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures		(81.5)	(1,384.1)	(12.5)
Income tax expense (benefit)		64.9	73.1	(53.3)
(Loss) income before investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures		(146.4)	(1,457.2)	40.8
Investment in subsidiary earnings (loss)		0	0	0
Equity in (loss) earnings of joint ventures, net of tax		(2.3)	(62.8)	7.2
Net income (loss)		(148.7)	(1,520)	48
Net Income (Loss) Attributable to Noncontrolling Interest		(1.9)	(16)	(13.6)
Net income (loss) attributable to MEMC stockholders		(150.6)	(1,536)	34.4
MEMC, Inc. [Member]
Net sales		720.9	872.7	829.1
Cost of goods sold		807.7	914.2	823.3
Gross profit		(86.8)	(41.5)	5.8
Marketing and administration		112.4	138.3	122
Research and development		49.5	60.9	38.5
Goodwill, Impairment Loss			0
Goodwill impairment charges		0
Restructuring (Reversals) Charges		(2.9)	8.2	5.3
Tangible Asset Impairment Charges		18.9	19.4
Insurance recovery		0	0	0
Operating income (loss)		(264.7)	(268.3)	(160)
Interest expense		54.6	35.4	(1.7)
Interest income		(0.1)	(0.3)	(0.2)
Decline (increase) in fair value of warrant		0	0	0
Other, net		(58.4)	(142.3)	(44.5)
Total non-operating expense		(3.9)	(107.2)	(46.4)
(Loss) income before income taxes, investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures		(260.8)	(161.1)	(113.6)
Income tax expense (benefit)		(59.6)	16.3	(64.6)
(Loss) income before investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures		(201.2)	(177.4)	(49)
Investment in subsidiary earnings (loss)		50.6	(1,358.6)	84.9
Equity in (loss) earnings of joint ventures, net of tax		0	0	(1.5)
Net income (loss)		(150.6)	(1,536)	34.4
Net Income (Loss) Attributable to Noncontrolling Interest		0	0	0
Net income (loss) attributable to MEMC stockholders		(150.6)	(1,536)	34.4
Guarantor Subsidiaries [Member]
Net sales		1,037.5	971.9	468.3
Cost of goods sold		987.9	884.5	457.3
Gross profit		49.6	87.4	11
Marketing and administration		81.1	78.8	61.2
Research and development		13.8	10.7	6.6
Goodwill, Impairment Loss			430.8
Goodwill impairment charges		0
Restructuring (Reversals) Charges		2.5	6.7	0
Tangible Asset Impairment Charges		0.7	42.8
Insurance recovery		0	0	(11.9)
Operating income (loss)		(48.5)	(482.4)	(44.9)
Interest expense		6.8	7.7	3.2
Interest income		(0.5)	(0.4)	(2.7)
Decline (increase) in fair value of warrant		0	0	0
Other, net		(5.9)	(2.4)	1.2
Total non-operating expense		0.4	4.9	1.7
(Loss) income before income taxes, investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures		(48.9)	(487.3)	(46.6)
Income tax expense (benefit)		91.9	31	(17.9)
(Loss) income before investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures		(140.8)	(518.3)	(28.7)
Investment in subsidiary earnings (loss)		(1.5)	(1,046.2)	(14.2)
Equity in (loss) earnings of joint ventures, net of tax		0	0.2	0
Net income (loss)		(142.3)	(1,564.3)	(42.9)
Net Income (Loss) Attributable to Noncontrolling Interest		(0.7)	(0.5)	0.3
Net income (loss) attributable to MEMC stockholders		(143)	(1,564.8)	(42.6)
Non-Guarantor Subsidiaries [Member]
Net sales		3,035.8	3,692.8	2,478.5
Cost of goods sold		2,606.1	3,312	2,158.7
Gross profit		429.7	380.8	319.8
Marketing and administration		112.7	135.7	83.8
Research and development		8.5	15.9	10.5
Goodwill, Impairment Loss			9.7
Goodwill impairment charges		(31.7)
Restructuring (Reversals) Charges		(83.1)	335.8	0
Tangible Asset Impairment Charges		0	305.7
Insurance recovery		(4)	(4)	0
Operating income (loss)		427.3	(418)	225.5
Interest expense		73.9	34.1	30.9
Interest income		(3)	(3.8)	(6)
Decline (increase) in fair value of warrant		0.2	4.8	14
Other, net		62.7	124.2	23.4
Total non-operating expense		133.8	159.3	62.3
(Loss) income before income taxes, investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures		293.5	(577.3)	163.2
Income tax expense (benefit)		57.6	29.5	30.8
(Loss) income before investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures		235.9	(606.8)	132.4
Investment in subsidiary earnings (loss)		0	0	0
Equity in (loss) earnings of joint ventures, net of tax		(2.3)	(63)	8.7
Net income (loss)		233.6	(669.8)	141.1
Net Income (Loss) Attributable to Noncontrolling Interest		(1.2)	(15.5)	(13.9)
Net income (loss) attributable to MEMC stockholders		232.4	(685.3)	127.2
Consolidation, Eliminations [Member]
Net sales		(2,264.3)	(2,821.9)	(1,536.7)
Cost of goods sold		(2,207.4)	(2,690.1)	(1,537.2)
Gross profit		(56.9)	(131.8)	0.5
Marketing and administration		0	0	0
Research and development		0	0	0
Goodwill, Impairment Loss			0
Goodwill impairment charges		0
Restructuring (Reversals) Charges		0	0	0
Tangible Asset Impairment Charges		0	0
Insurance recovery		0	0	0
Operating income (loss)		(56.9)	(131.8)	0.5
Interest expense		0	0	(3.4)
Interest income		0	0	3.4
Decline (increase) in fair value of warrant		0	0	0
Other, net		8.4	26.6	16
Total non-operating expense		8.4	26.6	16
(Loss) income before income taxes, investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures		(65.3)	(158.4)	(15.5)
Income tax expense (benefit)		(25)	(3.7)	(1.6)
(Loss) income before investment in subsidiary earnings (loss) and equity in (loss) earnings of joint ventures		(40.3)	(154.7)	(13.9)
Investment in subsidiary earnings (loss)		(49.1)	2,404.8	(70.7)
Equity in (loss) earnings of joint ventures, net of tax		0	0	0
Net income (loss)		(89.4)	2,250.1	(84.6)
Net Income (Loss) Attributable to Noncontrolling Interest		0	0	0
Net income (loss) attributable to MEMC stockholders		$ (89.4)	$ 2,250.1	$ (84.6)

Condensed Consolidating Financial Information (Schedule of Condensed Consolidating Balance Sheet) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 572.6	$ 585.8	$ 707.3	$ 632.7
Restricted cash	72.4	125.2
Accounts receivable, net	220.4	202.9
Inventories	247.8	321.8
Solar energy systems held for development and sale	133.8	373
Prepaid and other current assets	212.2	277.2
Total current assets	1,459.2	1,885.9
Investments	49.6	54.5
Investments in subsidiaries	0	0
Semiconductor and Solar Materials	1,213.1	1,253.7
Solar energy systems	1,459.9	1,139.4
Deferred tax assets, net	0	44.8
Restricted cash	50.2	37.5
Other assets	355.4	316.6
Goodwill		0	342.7
Intangible assets, net	114.2	149.2
Total assets	4,701.6	4,881.6
Current liabilities:
Current portion of long-term debt and capital lease obligations	3.4	3.7
Short-term solar energy system debt and current portion of solar energy system debt, financings and capital leaseback obligations	97.8	144.2
Accounts payable	477	694.6
Accrued liabilities	344.2	409
Deferred revenue for solar energy systems	113.1	41.4
Contingent consideration related to acquisitions	23.1	71.6
Customer and other deposits	77.2	72.4
Intercompany (receivalbe) payable and short trem notes	0	0
Total current liabilities	1,135.8	1,436.9
Long-term debt and capital lease obligations, less current portion	758.7	567.7
Long-term solar energy system debt, financings and capital leaseback obligations, less current portion	1,508.4	1,211.2
Pension and post-employment liabilities	52.7	69.4
Customer and other deposits	184.5	276.8
Deferred revenue for solar energy systems	146	157.4
Non solar energy systems deferred revenue	29.2	51.2
Long-term intercompany note (receivalbe) payable	0	0
Other liabilities	208.9	326.1
Total liabilities	4,024.2	4,096.7
Redeemable noncontrolling interest, Carrying Amount	11.3	0
Total MEMC stockholders' equity	575.3	737.9
Stockholders' Equity Attributable to Noncontrolling Interest	90.8	47
Total stockholders' equity	666.1	784.9	2,295.6	2,206.8
Total liabilities and stockholders' equity	4,701.6	4,881.6
MEMC, Inc. [Member]
Current assets:
Cash and cash equivalents	65.1	228.9	15.5	105.9
Restricted cash	0	0
Accounts receivable, net	62	65.3
Inventories	18.4	33.8
Solar energy systems held for development and sale	0	0
Prepaid and other current assets	24.9	34.6
Total current assets	170.4	362.6
Investments	7.3	3.3
Investments in subsidiaries	498.2	269.8
Semiconductor and Solar Materials	57.2	72.3
Solar energy systems	0	0
Deferred tax assets, net	0	36.3
Restricted cash	0	0
Other assets	29.4	24.7
Goodwill		0
Intangible assets, net	0	0
Total assets	762.5	769
Current liabilities:
Current portion of long-term debt and capital lease obligations	0	0
Short-term solar energy system debt and current portion of solar energy system debt, financings and capital leaseback obligations	0	0
Accounts payable	11.9	20
Accrued liabilities	32.8	(9.6)
Deferred revenue for solar energy systems	0	0
Contingent consideration related to acquisitions	0	0
Customer and other deposits	10.9	30.1
Intercompany (receivalbe) payable and short trem notes	(651)	(605.7)
Total current liabilities	(595.4)	(565.2)
Long-term debt and capital lease obligations, less current portion	746.1	550
Long-term solar energy system debt, financings and capital leaseback obligations, less current portion	0	0
Pension and post-employment liabilities	23.9	40.5
Customer and other deposits	87.8	82
Deferred revenue for solar energy systems	0	0
Non solar energy systems deferred revenue	0	0
Long-term intercompany note (receivalbe) payable	(45.4)	(127.1)
Other liabilities	(29.8)	50.9
Total liabilities	187.2	31.1
Redeemable noncontrolling interest, Carrying Amount	0
Total MEMC stockholders' equity	575.3	737.9
Stockholders' Equity Attributable to Noncontrolling Interest	0	0
Total stockholders' equity	575.3	737.9
Total liabilities and stockholders' equity	762.5	769
Guarantor Subsidiaries [Member]
Current assets:
Cash and cash equivalents	60	58.3	7.2	49.7
Restricted cash	0	0
Accounts receivable, net	23.7	42.5
Inventories	70.6	68.5
Solar energy systems held for development and sale	0.3	4.1
Prepaid and other current assets	40.1	36.9
Total current assets	194.7	210.3
Investments	20.4	24.4
Investments in subsidiaries	564.2	(51.6)
Semiconductor and Solar Materials	294.4	315.5
Solar energy systems	3	1.6
Deferred tax assets, net	0	(20.4)
Restricted cash	1.7	0.2
Other assets	44	45.9
Goodwill		0
Intangible assets, net	110.9	145.2
Total assets	1,233.3	671.1
Current liabilities:
Current portion of long-term debt and capital lease obligations	0	0
Short-term solar energy system debt and current portion of solar energy system debt, financings and capital leaseback obligations	0.2	0.3
Accounts payable	67	82
Accrued liabilities	42.5	104.6
Deferred revenue for solar energy systems	23.1	12
Contingent consideration related to acquisitions	40.7	71.6
Customer and other deposits	0.4	0.4
Intercompany (receivalbe) payable and short trem notes	764.3	619.9
Total current liabilities	938.2	890.8
Long-term debt and capital lease obligations, less current portion	0	0
Long-term solar energy system debt, financings and capital leaseback obligations, less current portion	9.8	2.3
Pension and post-employment liabilities	0
Customer and other deposits	0	0
Deferred revenue for solar energy systems	45.8	27
Non solar energy systems deferred revenue	0	0
Long-term intercompany note (receivalbe) payable	(96.2)	(16.4)
Other liabilities	112	23.4
Total liabilities	1,009.6	927.1
Redeemable noncontrolling interest, Carrying Amount	0
Total MEMC stockholders' equity	223.7	(256.6)
Stockholders' Equity Attributable to Noncontrolling Interest	0	0.6
Total stockholders' equity	223.7	(256)
Total liabilities and stockholders' equity	1,233.3	671.1
Non-Guarantor Subsidiaries [Member]
Current assets:
Cash and cash equivalents	447.5	298.6	684.6	477.1
Restricted cash	72.4	125.2
Accounts receivable, net	134.7	95.1
Inventories	200	271
Solar energy systems held for development and sale	213.7	373
Prepaid and other current assets	147.2	205.7
Total current assets	1,215.5	1,368.6
Investments	21.9	26.8
Investments in subsidiaries	0	0
Semiconductor and Solar Materials	913.8	916.4
Solar energy systems	1,361.3	1,098.9
Deferred tax assets, net	0	28.9
Restricted cash	48.5	37.3
Other assets	282	246
Goodwill		0
Intangible assets, net	3.3	4
Total assets	3,846.3	3,726.9
Current liabilities:
Current portion of long-term debt and capital lease obligations	3.4	3.7
Short-term solar energy system debt and current portion of solar energy system debt, financings and capital leaseback obligations	97.6	143.9
Accounts payable	398.1	592.6
Accrued liabilities	268.9	314
Deferred revenue for solar energy systems	0	29.4
Contingent consideration related to acquisitions	72.4	0
Customer and other deposits	65.9	41.9
Intercompany (receivalbe) payable and short trem notes	(113.3)	(14.2)
Total current liabilities	793	1,111.3
Long-term debt and capital lease obligations, less current portion	12.6	17.7
Long-term solar energy system debt, financings and capital leaseback obligations, less current portion	1,498.6	1,208.9
Pension and post-employment liabilities	28.8	28.9
Customer and other deposits	96.7	194.8
Deferred revenue for solar energy systems	100.2	130.4
Non solar energy systems deferred revenue	29.2	51.2
Long-term intercompany note (receivalbe) payable	141.6	143.5
Other liabilities	126.7	251.8
Total liabilities	2,827.4	3,138.5
Redeemable noncontrolling interest, Carrying Amount	11.3
Total MEMC stockholders' equity	916.8	542
Stockholders' Equity Attributable to Noncontrolling Interest	90.8	46.4
Total stockholders' equity	1,007.6	588.4
Total liabilities and stockholders' equity	3,846.3	3,726.9
Consolidation, Eliminations [Member]
Current assets:
Cash and cash equivalents	0	0	0	0
Restricted cash	0	0
Accounts receivable, net	0	0
Inventories	(41.2)	(51.5)
Solar energy systems held for development and sale	(80.2)	(4.1)
Prepaid and other current assets	0	0
Total current assets	(121.4)	(55.6)
Investments	0	0
Investments in subsidiaries	(1,062.4)	(218.2)
Semiconductor and Solar Materials	(52.3)	(50.5)
Solar energy systems	95.6	38.9
Deferred tax assets, net	0	0
Restricted cash	0	0
Other assets	0	0
Goodwill		0
Intangible assets, net	0	0
Total assets	(1,140.5)	(285.4)
Current liabilities:
Current portion of long-term debt and capital lease obligations	0	0
Short-term solar energy system debt and current portion of solar energy system debt, financings and capital leaseback obligations	0	0
Accounts payable	0	0
Accrued liabilities	0	0
Deferred revenue for solar energy systems	0	0
Contingent consideration related to acquisitions	0	0
Customer and other deposits	0	0
Intercompany (receivalbe) payable and short trem notes	0	0
Total current liabilities	0	0
Long-term debt and capital lease obligations, less current portion	0	0
Long-term solar energy system debt, financings and capital leaseback obligations, less current portion	0	0
Pension and post-employment liabilities	0	0
Customer and other deposits	0	0
Deferred revenue for solar energy systems	0	0
Non solar energy systems deferred revenue	0	0
Long-term intercompany note (receivalbe) payable	0	0
Other liabilities	0	0
Total liabilities	0	0
Redeemable noncontrolling interest, Carrying Amount	0
Total MEMC stockholders' equity	(1,140.5)	(285.4)
Stockholders' Equity Attributable to Noncontrolling Interest	0	0
Total stockholders' equity	(1,140.5)	(285.4)
Total liabilities and stockholders' equity	$ (1,140.5)	$ (285.4)

Condensed Consolidating Financial Information (Condensed Consolidating Statement of Cash Flows) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net cash (used in) provided by operating activities	$ (263.5)	$ (15.3)	$ 347.6
Cash flows from investing activities:
Capital expenditures	(139)	(452.5)	(352)
Construction of solar energy systems	(346.9)	(598.1)	(280.1)
Proceeds from sale and maturities of investments	0	0	185
Purchases of cost and equity method investments	(47.8)	(50.4)	(18.8)
Purchases of investments			85.3
Proceeds from return of equity method investment	5.8	95.7	85.3
Change in Restricted cash	6.7	(123.8)	(1.8)
Payments to vendors for refundable deposits on long-term agreements	8.6	(14.5)	(85)
Proceeds from sale of property, plant and equipment	0	43.9	0
Cash paid for acquisitions, net of cash acquired	0	(164)	(73.5)
Equity Infusions or investments in subsidiaries	0	0	0
Other	(8.7)	(0.8)	(19.1)
Net cash used in investing activities	(512.5)	(1,262.9)	(521.8)
Proceeds from Issuance of Long-term Debt	196	550	0
Cash flows from financing activities:
Cash paid for contingent consideration	(69.2)	(50.2)	0
Proceeds from solar energy system financing and capital lease obligations	904.2	1,071.2	364.4
Repayments of solar energy system financing and capital lease obligations	(246.2)	(266.5)	(61.1)
Net repayments of customer deposits related to long-term supply agreements	(24.4)	(57.7)	(31.3)
Principal payments on long-term debt	(3.6)	(3.7)	(4.8)
Excess tax benefits from share-based payment arrangements			(8.3)
Common stock repurchased	(0.5)	(3.6)	(2.9)
Dividends to noncontrolling interest	50.8	(49)
Receipts from (purchases of) noncontrolling interest	(50.8)	49	8.3
(Repayment of) collection of intercompany debt	0	0	0
Debt financing fees	(42.3)	(39.8)	(12.8)
Net cash provided by (used in) financing activities	764.8	1,150.7	243.2
Effect of exchange rate changes on cash and cash equivalents	(2)	6	5.6
Net increase (decrease) in cash and cash equivalents	(13.2)	(121.5)	74.6
Cash and cash equivalents at beginning of period	585.8	707.3	632.7
Cash and cash equivalents at end of period	572.6	585.8	707.3
Proceeds from (Repurchase of) Equity	(0.5)	(3.6)	(2.9)
MEMC, Inc. [Member]
Cash flows from operating activities:
Net cash (used in) provided by operating activities	(213.7)	(216.5)	(128.4)
Cash flows from investing activities:
Capital expenditures	(18)	(24.1)	(25.1)
Construction of solar energy systems	0	0	0
Proceeds from sale and maturities of investments			0
Purchases of cost and equity method investments	(8.2)	(1.1)	0
Purchases of investments			85.3
Proceeds from return of equity method investment	10	82
Change in Restricted cash	0	0	0
Payments to vendors for refundable deposits on long-term agreements		0	0
Proceeds from sale of property, plant and equipment		0
Cash paid for acquisitions, net of cash acquired		0	(75.7)
Equity Infusions or investments in subsidiaries	(44)	82.9	(30.2)
Other	(2)	(5.7)	(30.7)
Net cash used in investing activities	(58.2)	145.4	(15)
Proceeds from Issuance of Long-term Debt	196	550
Cash flows from financing activities:
Cash paid for contingent consideration	0	0
Proceeds from solar energy system financing and capital lease obligations	0	0	0
Repayments of solar energy system financing and capital lease obligations	0	0	0
Net repayments of customer deposits related to long-term supply agreements	0	0	0
Principal payments on long-term debt	0	0	0
Common stock repurchased	(0.5)	(3.6)	(2.9)
Dividends to noncontrolling interest	0	0	0
(Repayment of) collection of intercompany debt	(74.4)	(243.7)	55.9
Debt financing fees	(12.7)	(18)	0
Net cash provided by (used in) financing activities	108.4	284.7	53
Effect of exchange rate changes on cash and cash equivalents	(0.3)	(0.2)	0
Net increase (decrease) in cash and cash equivalents	(163.8)	213.4	(90.4)
Cash and cash equivalents at beginning of period	228.9	15.5	105.9
Cash and cash equivalents at end of period	65.1	228.9	15.5
Proceeds from (Repurchase of) Equity	(0.5)	(3.6)	(2.9)
Guarantor Subsidiaries [Member]
Cash flows from operating activities:
Net cash (used in) provided by operating activities	9.4	66.3	65
Cash flows from investing activities:
Capital expenditures	(19.5)	(56.4)	(45.7)
Construction of solar energy systems	0	0	(1.4)
Proceeds from sale and maturities of investments			0
Purchases of cost and equity method investments	0	(5)	(10.4)
Purchases of investments			0
Proceeds from return of equity method investment	0	13.7
Change in Restricted cash	(1.5)	0.5	0.3
Payments to vendors for refundable deposits on long-term agreements		(14.4)	0
Proceeds from sale of property, plant and equipment		0
Cash paid for acquisitions, net of cash acquired		(160.1)	2.2
Equity Infusions or investments in subsidiaries	(6.7)	2.8	1.8
Other	(0.1)	0.1	(2.9)
Net cash used in investing activities	(27.6)	(219)	(50.3)
Proceeds from Issuance of Long-term Debt	0	0
Cash flows from financing activities:
Cash paid for contingent consideration	(15.1)	(50.2)
Proceeds from solar energy system financing and capital lease obligations	8.4	0.5	1.8
Repayments of solar energy system financing and capital lease obligations	(0.5)	(1.8)	(1.9)
Net repayments of customer deposits related to long-term supply agreements	0	(1.8)	(0.4)
Principal payments on long-term debt	0	0	0
Common stock repurchased	0	0	0
Dividends to noncontrolling interest	0	0	(0.8)
(Repayment of) collection of intercompany debt	27.1	257.2	(55.9)
Debt financing fees	0	0	0
Net cash provided by (used in) financing activities	19.9	203.9	(57.2)
Effect of exchange rate changes on cash and cash equivalents	0	(0.1)	0
Net increase (decrease) in cash and cash equivalents	1.7	51.1	(42.5)
Cash and cash equivalents at beginning of period	58.3	7.2	49.7
Cash and cash equivalents at end of period	60	58.3	7.2
Proceeds from (Repurchase of) Equity	0	0	0
Non-Guarantor Subsidiaries [Member]
Cash flows from operating activities:
Net cash (used in) provided by operating activities	(7.3)	193	318.5
Cash flows from investing activities:
Capital expenditures	(101.5)	(372)	(281.2)
Construction of solar energy systems	(387.8)	(627.5)	(171.9)
Proceeds from sale and maturities of investments			185
Purchases of cost and equity method investments	(39.6)	(44.3)	(8.4)
Purchases of investments			0
Proceeds from return of equity method investment	(4.2)	0
Change in Restricted cash	8.2	(124.3)	(2.1)
Payments to vendors for refundable deposits on long-term agreements		(0.1)	(85)
Proceeds from sale of property, plant and equipment		43.9
Cash paid for acquisitions, net of cash acquired		(3.9)	0
Equity Infusions or investments in subsidiaries	50.7	(85.7)	28.4
Other	4.4	33.5	28.8
Net cash used in investing activities	(478.6)	(1,247.4)	(364)
Proceeds from Issuance of Long-term Debt	0	0
Cash flows from financing activities:
Cash paid for contingent consideration	(54.1)	0
Proceeds from solar energy system financing and capital lease obligations	895.8	1,070.7	362.6
Repayments of solar energy system financing and capital lease obligations	(245.7)	(264.7)	(59.2)
Net repayments of customer deposits related to long-term supply agreements	(24.4)	(55.9)	(30.9)
Principal payments on long-term debt	(3.6)	(3.7)	(4.8)
Common stock repurchased	0	0	0
Dividends to noncontrolling interest	50.8	(49)	(7.5)
(Repayment of) collection of intercompany debt	47.3	(13.5)	0
Debt financing fees	(29.6)	(21.8)	(12.8)
Net cash provided by (used in) financing activities	636.5	662.1	247.4
Effect of exchange rate changes on cash and cash equivalents	(1.7)	6.3	5.6
Net increase (decrease) in cash and cash equivalents	148.9	(386)	207.5
Cash and cash equivalents at beginning of period	298.6	684.6	477.1
Cash and cash equivalents at end of period	447.5	298.6	684.6
Proceeds from (Repurchase of) Equity	0	0	0
Consolidation, Eliminations [Member]
Cash flows from operating activities:
Net cash (used in) provided by operating activities	(51.9)	(58.1)	92.5
Cash flows from investing activities:
Capital expenditures	0	0	0
Construction of solar energy systems	40.9	29.4	(106.8)
Proceeds from sale and maturities of investments			0
Purchases of cost and equity method investments	0	0	0
Purchases of investments			0
Proceeds from return of equity method investment	0	0
Change in Restricted cash	0	0	0
Payments to vendors for refundable deposits on long-term agreements		0	0
Proceeds from sale of property, plant and equipment		0
Cash paid for acquisitions, net of cash acquired		0	0
Equity Infusions or investments in subsidiaries	0	0	0
Other	(11)	(28.7)	(14.3)
Net cash used in investing activities	51.9	58.1	(92.5)
Proceeds from Issuance of Long-term Debt	0	0
Cash flows from financing activities:
Cash paid for contingent consideration	0	0
Proceeds from solar energy system financing and capital lease obligations	0	0	0
Repayments of solar energy system financing and capital lease obligations	0	0	0
Net repayments of customer deposits related to long-term supply agreements	0	0	0
Principal payments on long-term debt	0	0	0
Common stock repurchased	0	0	0
Dividends to noncontrolling interest	0	0	0
(Repayment of) collection of intercompany debt	0	0	0
Debt financing fees	0	0	0
Net cash provided by (used in) financing activities	0	0	0
Effect of exchange rate changes on cash and cash equivalents	0	0	0
Net increase (decrease) in cash and cash equivalents	0	0	0
Cash and cash equivalents at beginning of period	0	0	0
Cash and cash equivalents at end of period	0	0	0
Proceeds from (Repurchase of) Equity	$ 0	$ 0	$ 0

Condensed Consolidating Financial Information (Narrative) (Details) (Senior Notes [Member], USD $)	Mar. 10, 2011
Senior Notes [Member]
Debt Instrument [Line Items]
Senior notes, issued amount	$ 550,000,000
Debt Instrument, Interest Rate, Stated Percentage	7.75%

Condensed Consolidating Financial Information Condensed Consolidting Statement of Comprehensive Income (Loss) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ (148.7)	$ (1,520)	$ 48
Comprehensive Income (Loss), Net of Tax, Attributable to Parent	(186.5)	(1,574)	35.5
Net translation adjustment	(18.5)	(2.5)	16.2
Net unrealized (loss) gain on available-for-sale securities	(2.8)	(24.9)	(2.9)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	(0.4)	7.1	(11)
Net unrecognized actuarial gain and prior service credit, net of tax	(11.9)	(16)	(0.6)
Other Comprehensive Income (Loss)	(33.6)	(36.3)	1.7
Comprehensive Income (Loss), Net of Tax, Including Portion Attributable to Noncontrolling Interest	(182.3)	(1,556.3)	49.7
Net Income (Loss) Attributable to Noncontrolling Interest	(1.9)	(16)	(13.6)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Noncontrolling Interest	(2.3)	(1.7)	(0.6)
MEMC, Inc. [Member]
Net income (loss)	(150.6)	(1,536)	34.4
Comprehensive Income (Loss), Net of Tax, Attributable to Parent	(162.4)	(1,550)	38.3
Net translation adjustment	0	0	0
Net unrealized (loss) gain on available-for-sale securities	0	0	0
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	0	0	0
Net unrecognized actuarial gain and prior service credit, net of tax	(11.8)	(14)	3.9
Other Comprehensive Income (Loss)	(11.8)	(14)	3.9
Comprehensive Income (Loss), Net of Tax, Including Portion Attributable to Noncontrolling Interest	(162.4)	(1,550)	38.3
Net Income (Loss) Attributable to Noncontrolling Interest	0	0	0
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Noncontrolling Interest	0	0	0
Guarantor Subsidiaries [Member]
Net income (loss)	(142.3)	(1,564.3)	(42.9)
Comprehensive Income (Loss), Net of Tax, Attributable to Parent	(143)	(1,564.8)	(42.6)
Net translation adjustment	0	0	0
Net unrealized (loss) gain on available-for-sale securities	0	0	0
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	0	0	0
Net unrecognized actuarial gain and prior service credit, net of tax	0	0	0
Other Comprehensive Income (Loss)	0	0	0
Comprehensive Income (Loss), Net of Tax, Including Portion Attributable to Noncontrolling Interest	(142.3)	(1,564.3)	(42.9)
Net Income (Loss) Attributable to Noncontrolling Interest	(0.7)	(0.5)	0.3
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Noncontrolling Interest	0	0	0
Non-Guarantor Subsidiaries [Member]
Net income (loss)	233.6	(669.8)	141.1
Comprehensive Income (Loss), Net of Tax, Attributable to Parent	208.3	(709.3)	124.4
Net translation adjustment	(18.5)	(2.5)	16.2
Net unrealized (loss) gain on available-for-sale securities	(2.8)	(24.9)	(2.9)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	(0.4)	7.1	(11)
Net unrecognized actuarial gain and prior service credit, net of tax	(0.1)	(2)	(4.5)
Other Comprehensive Income (Loss)	(21.8)	(22.3)	(2.2)
Comprehensive Income (Loss), Net of Tax, Including Portion Attributable to Noncontrolling Interest	211.8	(692.1)	138.9
Net Income (Loss) Attributable to Noncontrolling Interest	(1.2)	(15.5)	(13.9)
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Noncontrolling Interest	(2.3)	(1.7)	(0.6)
Consolidation, Eliminations [Member]
Net income (loss)	(89.4)	2,250.1	(84.6)
Comprehensive Income (Loss), Net of Tax, Attributable to Parent	(89.4)	2,250.1	(84.6)
Net translation adjustment	0	0	0
Net unrealized (loss) gain on available-for-sale securities	0	0	0
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	0	0	0
Net unrecognized actuarial gain and prior service credit, net of tax	0	0	0
Other Comprehensive Income (Loss)	0	0	0
Comprehensive Income (Loss), Net of Tax, Including Portion Attributable to Noncontrolling Interest	(89.4)	2,250.1	(84.6)
Net Income (Loss) Attributable to Noncontrolling Interest	0	0	0
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax, Portion Attributable to Noncontrolling Interest	$ 0	$ 0	$ 0